UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2016

Date of reporting period: August 31, 2016

Item 1. Reports to Stockholders.

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares MSCI All Peru Capped ETF | EPU | NYSE Arca
➢	iShares MSCI Brazil Small-Cap ETF | EWZS | NASDAQ
➢	iShares MSCI China ETF | MCHI | NASDAQ
➢	iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca
➢	iShares MSCI Indonesia ETF | EIDO | NYSE Arca
➢	iShares MSCI Philippines ETF | EPHE | NYSE Arca
➢	iShares MSCI Poland Capped ETF | EPOL | NYSE Arca
➢	iShares MSCI Qatar Capped ETF | QAT | NASDAQ
➢	iShares MSCI Saudi Arabia Capped ETF | KSA | NYSE Arca
➢	iShares MSCI UAE Capped ETF | UAE | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL PERU CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	44.13%	39.87%	45.45%	44.13%	39.87%	45.45%
5 Years	(2.98)%	(3.32)%	(2.47)%	(14.03)%	(15.53)%	(11.74)%
Since Inception	5.82%	5.46%	6.57%	50.35%	46.64%	58.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/19/09. The first day of secondary market trading was 6/22/09.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,509.30	$3.97	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 26 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL PERU CAPPED ETF

The iShares MSCI All Peru Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Peruvian equities, as represented by the MSCI All Peru Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 44.13%, net of fees, while the total return for the Index was 45.45%.

Peruvian equities, as represented by the Index, advanced significantly for the reporting period in an environment of high volatility. The U.S. dollar appreciated approximately 5% against the Peruvian sol during the reporting period. As a result, returns on Peruvian investments were lower when translated back into U.S. dollars.

As a major commodity producer, Peru struggled with declining prices for its largest exports, copper, gold, and iron ore, during the reporting period. However, copper production experienced a resurgence during the reporting period and gold prices rebounded, helping to boost the country’s export levels and gross domestic product (“GDP”) growth. After growing an annual 2.9% in the third quarter of 2015, GDP expanded to an annual 4.7% in the fourth quarter of 2015, making Peru the fastest growing economy among the largest countries in Latin America for 2015 as a whole. A weak currency early in the reporting period led to problematic inflation, which peaked at a period-high annual 4.61% pace in January of 2016. Peru’s central bank raised interest rates to 4.25% in response, and inflation declined through the remainder of the reporting period to an annual 2.94% pace in August of 2016.

The materials sector comprised about 49% of the Index on average during the reporting period. This sector contributed significantly to Index returns. The financials sector, which accounted for an average of approximately 28% of the Index, was also a notable contributor to Index performance. There were no significant detractors from the Index’s return at the sector level for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Materials	44.08%
Financials	30.76
Consumer Staples	9.23
Industrials	6.72
Utilities	6.01
Consumer Discretionary	2.09
Energy	1.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Credicorp Ltd.	23.88%
Cia. de Minas Buenaventura SAA ADR	8.69
Southern Copper Corp.	8.31
Alicorp SAA	4.77
Intercorp Financial Services Inc.	4.42
Grana y Montero SAA	4.05
Fortuna Silver Mines Inc.	3.94
Hochschild Mining PLC	3.71
InRetail Peru Corp.	3.38
Cementos Pacasmayo SAA	3.12

TOTAL	68.27%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL SMALL-CAP ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	45.17%	43.48%	44.36%	45.17%	43.48%	44.36%
5 Years	(13.40)%	(13.53)%	(13.14)%	(51.30)%	(51.66)%	(50.57)%
Since Inception	(10.27)%	(10.25)%	(9.98)%	(47.39)%	(47.31)%	(46.35)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,734.70	$4.33	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 26 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL SMALL-CAP ETF

The iShares MSCI Brazil Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Brazilian equities, as represented by the MSCI Brazil Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 45.17%, net of fees, while the total return for the Index was 44.36%.

Brazilian small-capitalization equities, as represented by the Index, advanced for the reporting period and outperformed larger-capitalization Brazilian equities. The Brazilian real appreciated 10% relative to the U.S. dollar, making returns on Brazilian investments higher when translated back into U.S. dollars.

Brazilian small-capitalization stocks declined for the first half of the reporting period amid declining prices for oil and other commodities. Economic cooling in China, Brazil’s largest export partner, hindered economic activity as Chinese demand for Brazil’s exports softened. The investigation of a massive corruption scandal surrounding Brazil’s state-owned oil company, as well as an impeachment process against the country’s president, added to market volatility. Manufacturing production declined and unemployment climbed, reaching 11.6% in July 2016. Largely as a result, Brazil’s economy marked its ninth consecutive quarter of annual economic contraction in the second quarter of 2016. Inflation, which topped a 10% annual pace during the reporting period, limited the central bank’s ability to ease interest rates as a means to stimulate growth. As commodity prices rebounded in 2016, the Chinese economy showed signs of stabilizing. In addition, speculation about a new government in Brazil arose in the second half of the reporting period, and Brazilian small-capitalization equities recovered.

Within the Index, the consumer discretionary sector contributed the most to the Index’s return for the reporting period, driven by gains in the consumer durables industry. The financials sector also contributed. The utilities sector contributed amid a rebound in hydroelectric supply, and materials stocks benefited from the rebound in commodities prices. Telecommunication services stocks detracted modestly from the Index’s return.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Discretionary	44.82%
Industrials	11.61
Materials	9.18
Utilities	9.12
Consumer Staples	7.84
Real Estate**	5.91
Financials**	5.00
Health Care	3.71
Information Technology	2.19
Energy	0.62

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Estacio Participacoes SA	6.26%
MRV Engenharia e Participacoes SA	4.95
Smiles SA	4.34
Cyrela Brazil Realty SA Empreendimentos e Participacoes	3.82
Fleury SA	3.71
Cia. Hering	3.66
Sao Martinho SA	3.55
B2W Cia. Digital	3.47
Bradespar SA (Preferred)	3.27
Metalurgica Gerdau SA (Preferred)	3.13

TOTAL	40.16%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.63%	8.20%	8.04%	7.63%	8.20%	8.04%
5 Years	3.26%	3.16%	3.80%	17.42%	16.84%	20.51%
Since Inception	1.07%	1.02%	1.59%	5.97%	5.65%	8.93%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,240.70	$3.55	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 26 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA ETF

The iShares MSCI China ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, as represented by the MSCI China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 7.63%, net of fees, while the total return for the Index was 8.04%.

Chinese equities, as represented by the Index, posted a positive return for the reporting period. Although China’s economic growth slowed during the reporting period, consumer spending increased as the country continued to move toward a more consumption-based economy from one based on manufacturing and exports. Recent data on retail sales and industrial output exceeded market expectations, as did the amount of new loans issued. In addition, the country’s housing market experienced some recovery.

The information technology sector, which represented about 22% of the Index on average, was the largest contributor to the Index’s return during the reporting period, reflecting strong performance in the internet software and services segment. The financials and consumer discretionary sectors also contributed significantly to the Index’s return. Increased lending activity and a stabilizing housing market likely benefited the financials sector, particularly the banks and real estate management and development industries, which performed well. In the consumer discretionary sector, the autos and components industry helped Index performance amid increased car sales.

The industrials sector detracted from the Index’s performance during the reporting period despite 6.3% growth in industrial production for the reporting period. The utilities sector also hindered the Index’s return, as did the consumer staples sector, largely due to declines in the food products industry.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Information Technology	32.29%
Financials**	26.29
Telecommunication Services	8.48
Consumer Discretionary	8.06
Energy	6.18
Industrials	5.68
Real Estate**	4.37
Utilities	2.96
Consumer Staples	2.36
Health Care	2.16
Materials	1.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Tencent Holdings Ltd.	13.62%
Alibaba Group Holding Ltd. ADR	10.11
China Mobile Ltd.	7.06
China Construction Bank Corp. Class H	5.83
Industrial & Commercial Bank of China Ltd. Class H	4.35
Baidu Inc.	4.30
Bank of China Ltd. Class H	3.31
Ping An Insurance Group Co. of China Ltd. Class H	2.49
CNOOC Ltd.	2.04
China Petroleum & Chemical Corp. Class H	1.72

TOTAL	54.83%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA SMALL-CAP ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.50%	11.54%	9.21%	10.50%	11.54%	9.21%
5 Years	4.21%	3.75%	3.40%	22.89%	20.22%	18.21%
Since Inception	0.14%	(0.08)%	(0.40)%	0.83%	(0.44)%	(2.32)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,153.80	$3.41	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 26 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

The iShares MSCI China Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Chinese equities that are available to international investors, as represented by the MSCI China Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 10.50%, net of fees, while the total return for the Index was 9.21%.

As represented by the Index, Chinese small-capitalization equities posted a positive return for the reporting period and outperformed Chinese mid- and large-capitalization stocks. Although the country’s economic growth slowed during the reporting period, consumer spending increased as the country moved towards a more consumption-based economy from one based on manufacturing and exports. Recent data on retail sales and industrial output exceeded market expectations, as did the amount of new loans issued. In addition, the country’s housing market experienced some recovery.

The information technology sector, which represented about 17% of the Index on average, was the largest contributor to the Index’s return during the reporting period, reflecting strong performance for small-capitalization technology hardware and equipment stocks. The financials and consumer discretionary sectors also contributed significantly to the Index’s return. Increased loan activity and a stabilizing housing market likely benefited the financials sector, particularly the real estate management and development industry, which performed well. In the consumer discretionary sector, the autos and components industry performed well amid increased car sales.

The healthcare sector detracted from the Index’s performance during the reporting period. Within the sector, small-capitalization pharmaceuticals and biotechnology stocks declined. The utilities sector also hindered the Index’s return, as did the industrials sector. Within the industrials sector, the capital goods industry struggled despite 6.3% growth in industrial production for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Discretionary	21.35%
Information Technology	21.07
Industrials	14.78
Real Estate**	13.95
Health Care	8.45
Materials	8.31
Consumer Staples	4.33
Utilities	3.19
Financials**	2.61
Energy	1.78
Telecommunication Services	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Sina Corp.	2.86%
Sunny Optical Technology Group Co. Ltd.	2.45
Minth Group Ltd.	1.73
Kingboard Chemical Holdings Ltd.	1.13
Shenzhen International Holdings Ltd.	1.03
Shenzhen Investment Ltd.	0.97
Skyworth Digital Holdings Ltd.	0.95
Intime Retail Group Co. Ltd.	0.88
Sohu.com Inc.	0.87
Xinyi Solar Holdings Ltd.	0.75

TOTAL	13.62%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI INDONESIA ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	29.59%	29.68%	30.49%	29.59%	29.68%	30.49%
5 Years	(2.42)%	(3.50)%	(2.00)%	(11.53)%	(16.33)%	(9.60)%
Since Inception	2.83%	2.63%	3.32%	19.28%	17.86%	22.91%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,156.90	$3.42	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 26 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDONESIA ETF

The iShares MSCI Indonesia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Indonesian equities, as represented by the MSCI Indonesia Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 29.59%, net of fees, while the total return for the Index was 30.49%.

Indonesian equities, as represented by the Index, advanced significantly for the reporting period. The Indonesian rupiah appreciated 5% against the U.S. dollar during the reporting period. As a result, returns on Indonesian investments were higher when translated back into U.S. dollars.

The Indonesian economy, the largest in Southeast Asia, experienced improving growth during the reporting period. For the second quarter of 2016, annual gross domestic product growth reached 5.18%, its highest level since the fourth quarter of 2013. The country’s government unveiled a series of stimulus packages during the reporting period in response to lower commodity prices, resulting in an increase in public spending. In addition, inflation slowed and interest rates were cut several times during the reporting period. Indonesian equity and currency markets also benefited from a tax amnesty bill, which was expected to repatriate $30 billion in funds being held overseas.

Within the Index, all sectors posted positive returns and contributed to the Index’s performance. The financials sector, at an average of 37% of the Index, made the most significant contribution for the reporting period. Within this sector, banks benefited from the passage of the tax amnesty bill. The telecommunication services sector contributed meaningfully amid increased internet and mobile usage among subscribers. The consumer staples and consumer discretionary sectors contributed, as government stimulus-related infrastructure projects created jobs, fueling consumer spending

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	30.07%
Consumer Discretionary	16.18
Consumer Staples	15.51
Telecommunication Services	14.58
Real Estate**	7.07
Materials	4.30
Industrials	4.03
Energy	3.74
Health Care	2.53
Utilities	1.99

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Telekomunikasi Indonesia Persero Tbk PT	12.84%
Bank Central Asia Tbk PT	11.23
Astra International Tbk PT	9.99
Bank Rakyat Indonesia Persero Tbk PT	7.83
Bank Mandiri Persero Tbk PT	6.34
Unilever Indonesia Tbk PT	4.22
Matahari Department Store Tbk PT	2.83
Bank Negara Indonesia Persero Tbk PT	2.65
Kalbe Farma Tbk PT	2.29
Hanjaya Mandala Sampoerna Tbk PT	2.24

TOTAL	62.46%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI PHILIPPINES ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.19%	10.95%	11.94%	11.19%	10.95%	11.94%
5 Years	10.64%	10.00%	11.47%	65.75%	61.08%	72.10%
Since Inception	8.96%	8.59%	9.52%	66.24%	62.92%	71.32%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,216.90	$3.51	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 26 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PHILIPPINES ETF

The iShares MSCI Philippines ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Philippine equities, as represented by the MSCI Philippines Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 11.19%, net of fees, while the total return for the Index was 11.94%.

Philippine equities, as represented by the Index, advanced for the reporting period and outperformed broader global equity markets.

The Philippine economy expanded throughout the reporting period and grew at an annual 7.0% rate in the second quarter of 2016, its strongest pace in three years. With solid government and household expenditure levels, the Philippines is less dependent than many other Asian countries on export trade for economic growth. During the reporting period, strong domestic demand, supported by low inflation and sizable cash remittances from overseas Filipino workers, was a key driver of economic growth. For 2015 as a whole, remittances accounted for 9.8% of gross domestic product (“GDP”). Government spending also contributed to GDP growth, primarily through infrastructure projects. For 2016, the government allocated 25% of the national budget to infrastructure investment, a 29.1% increase over 2015. In May 2016, the central bank lowered its benchmark interest rate from 4% to a record low of 3% and established a system to strengthen monetary policy.

Within the Index, financials was the largest sector, representing an average of 48% of the Index. Financials contributed meaningfully to the Index’s performance for the reporting period, driven by strength in the real estate management and development industry and the diversified financial services industry. Consumer discretionary stocks also contributed, as strong remittances and relatively low unemployment led to healthy consumer spending levels. On the other side of the spectrum, the telecommunication services sector detracted from the Index’s performance amid record spending levels as companies continue to bring their services up to date.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	25.31%
Real Estate**	24.07
Industrials	22.28
Telecommunication Services	7.96
Utilities	7.31
Consumer Staples	6.06
Consumer Discretionary	5.55
Materials	1.22
Information Technology	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Ayala Land Inc.	9.22%
SM Prime Holdings Inc.	8.06
JG Summit Holdings Inc.	7.27
Ayala Corp.	7.02
BDO Unibank Inc.	6.05
PLDT Inc.	5.80
SM Investments Corp.	5.29
Universal Robina Corp.	4.75
Aboitiz Equity Ventures Inc.	4.72
GT Capital Holdings Inc.	4.01

TOTAL	62.19%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI POLAND CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(15.17)%	(15.68)%	(15.15)%	(15.17)%	(15.68)%	(15.15)%
5 Years	(6.90)%	(6.85)%	(6.50)%	(30.06)%	(29.87)%	(28.53)%
Since Inception	(1.28)%	(1.33)%	(0.99)%	(7.75)%	(8.06)%	(6.03)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/25/10. The first day of secondary market trading was 5/26/10.

Index performance through February 11, 2013 reflects the performance of the MSCI Poland Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Poland Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,035.70	$3.22	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 26 for more information.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI POLAND CAPPED ETF

The iShares MSCI Poland Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Polish equities, as represented by the MSCI Poland Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -15.17%, net of fees, while the total return for the Index was -15.15%.

Polish equities, as represented by the Index, declined for the reporting period and underperformed broader global equity markets. The Polish zloty depreciated 4% relative to the U.S. dollar. As a result, Polish investments were worth less when translated back into U.S. dollars.

The Polish economy experienced solid growth during the reporting period. Falling unemployment levels helped to drive up consumer spending, which reached a record high in the first quarter of 2016. Countering that strength, however, rating agency Standard & Poor’s unexpectedly downgraded Poland’s credit rating in January 2016 from A- to BBB+, stating that the country’s new government had weakened the independence of key institutions. The agency said it could make additional cuts if the credibility of monetary policy were undermined. The Polish zloty declined in value following the announcement, dipping to a four-year low against the euro.

Within the Index, sector performance was largely negative. The financials sector, the largest weight at an average of 45% of the Index, detracted significantly from the Index’s return for the reporting period. Banks declined amid changes to Poland’s tax regime, plans to convert banks’ foreign currency-denominated mortgages into local currency, and increased costs from deposit insurance payments following the bankruptcy of a major Polish bank. The utilities sector detracted as power prices declined. Energy stocks as a group also hindered the Index’s performance. On the other side of the spectrum, information technology stocks contributed to the Index’s return as software companies performed well.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	45.67%
Energy	16.50
Materials	10.14
Utilities	8.15
Consumer Discretionary	7.68
Information Technology	3.89
Telecommunication Services	2.66
Industrials	2.11
Consumer Staples	1.96
Real Estate**	1.01
Health Care	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Powszechna Kasa Oszczednosci Bank Polski SA	11.38%
Polski Koncern Naftowy ORLEN SA	10.18
Bank Pekao SA	10.07
Powszechny Zaklad Ubezpieczen SA	7.48
Bank Zachodni WBK SA	5.28
PGE Polska Grupa Energetyczna SA	4.42
Polskie Gornictwo Naftowe i Gazownictwo SA	4.41
KGHM Polska Miedz SA	4.40
mBank SA	3.08
LPP SA	2.80

TOTAL	63.50%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI QATAR CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.32)%	(3.79)%	(1.59)%	(2.32)%	(3.79)%	(1.59)%
Since Inception	(4.61)%	(4.51)%	(4.10)%	(10.46)%	(10.25)%	(9.33)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,123.50	$3.36	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 26 for more information.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI QATAR CAPPED ETF

The iShares MSCI Qatar Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Qatar equities, as represented by the MSCI All Qatar Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -2.32%, net of fees, while the total return for the Index was -1.59%.

As represented by the Index, Qatari stocks fell modestly in the reporting period, trailing broader global equity markets.

The industrials sector detracted from the Index’s return in the reporting period after a large industrial conglomerate, one of the sector’s largest components, reported disappointing earnings. The company faced weaker demand for its packaging and automotive products from export markets. Also detracting from the Index’s performance in the reporting period was the healthcare sector, which was dragged down by weakness in a company in the healthcare providers and services industry. The company’s stock fell as the government cut healthcare infrastructure spending due to a budget deficit resulting from continued low oil and gas prices. The financials sector detracted from the Index’s return amid weakness in the banking and real estate management and development industries. In addition, the energy sector constrained the Index’s performance in the reporting period.

On the positive side, the telecommunication services sector contributed to the Index’s performance during the reporting period. One of the main components of the sector, a large integrated telecommunications company, saw its stock gain in the reporting period after strengthening its balance sheet and competitive position. The materials sector also contributed to the Index’s return, as infrastructure spending for the 2022 FIFA World Cup soccer tournament helped drive gains in the construction materials industry. The utilities sector also added to the Index’s performance during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	48.29%
Real Estate**	14.50
Industrials	13.97
Telecommunication Services	7.46
Energy	6.09
Utilities	4.24
Materials	2.84
Consumer Staples	1.81
Health Care	0.80

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Qatar National Bank SAQ	20.43%
Industries Qatar QSC	9.48
Ezdan Holding Group QSC	7.95
Masraf Al Rayan QSC	7.62
Qatar Gas Transport Co. Ltd.	4.63
Qatar Islamic Bank SAQ	4.53
Ooredoo QSC	4.49
Qatar Insurance Co. SAQ	4.43
Commercial Bank QSC (The)	4.39
Qatar Electricity & Water Co. QSC	4.24

TOTAL	72.19%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI SAUDI ARABIA CAPPED ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(11.64)%	(11.55)%	(10.92)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/16/15. The first day of secondary market trading was 9/17/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,042.60	$3.80	$1,000.00	$1,021.40	$3.76	0.74%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 26 for more information.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SAUDI ARABIA CAPPED ETF

The iShares MSCI Saudi Arabia Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Saudi Arabian equities, as represented by the MSCI Saudi Arabia Investable Market Index (IMI) 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 16, 2015 (inception date of the Fund) through August 31, 2016 (the “reporting period”), the total return for the Fund was -11.64%, net of fees, while the total return for the Index was -10.92%.

As represented by the Index, Saudi Arabian stocks declined during the reporting period. The Index trailed broader global stock markets, as low oil prices plagued the Saudi Arabian economy.

The financials sector, representing approximately 32% of the Index on average, was the largest detractor from Index performance in the reporting period. Within the sector, the Saudi Arabian banking industry detracted notably from Index performance. Low oil prices and resulting cuts in government spending raised fears of increased credit risk in the banking system. Rumors of a currency devaluation also constrained the banking industry in the reporting period, as the government clamped down on speculative currency trades involving the Saudi Arabian riyal.

The consumer discretionary sector detracted from the Index’s return in the reporting period amid mounting signs of weakening consumer spending. Besides the impact of lower oil prices on disposable income amid government spending cuts, geopolitical tensions also made shoppers more cautious. Weak consumer spending in Saudi Arabia also negatively impacted the consumer staples sector during the reporting period.

On the positive side, the materials sector, representing about 32% of the Index on average, contributed to the Index’s performance in the reporting period. Within the sector, notable strength in the chemicals and metals and mining industries boosted sector performance. The utilities sector added to the Index’s return in the reporting period amid growing electricity demand despite the country’s economic weakness. The healthcare sector also contributed to the Index’s performance.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Materials	35.09%
Financials**	28.61
Telecommunication Services	12.63
Consumer Staples	8.17
Utilities	5.97
Health Care	4.13
Consumer Discretionary	2.37
Energy	1.30
Industrials	1.08
Real Estate**	0.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Saudi Basic Industries Corp.	22.18%
Saudi Telecom Co.	9.80
Al Rajhi Bank	7.26
Saudi Electricity Co.	5.96
Almarai Co.	4.46
Saudi Arabian Mining Co.	4.36
National Commercial Bank	4.34
Samba Financial Group	3.98
Riyad Bank	3.48
Banque Saudi Fransi	2.89

TOTAL	68.71%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® MSCI UAE CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.66)%	(4.63)%	(1.88)%	(2.66)%	(4.63)%	(1.88)%
Since Inception	(11.50)%	(11.89)%	(11.11)%	(24.89)%	(25.66)%	(24.05)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,107.90	$3.34	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 26 for more information.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UAE CAPPED ETF

The iShares MSCI UAE Capped ETF (the “Fund”) seeks to track the investment results of an index composed of United Arab Emirates (“UAE”) equities, as represented by the MSCI All UAE Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -2.66%, net of fees, while the total return for the Index was -1.88%.

As represented by the Index, UAE stocks declined moderately for the reporting period, trailing broader global equity markets.

The financials sector, representing approximately 58% of the Index on average, detracted from Index performance in the reporting period. Within the sector, the banking industry was a notable detractor from Index returns. UAE banks were squeezed by decreased government spending due to low oil prices, as well as stricter global capital rules. During the reporting period, the announcement of a planned merger between two large banks set off speculation about a wave of consolidation in the UAE banking industry.

The industrials sector also detracted from Index returns during the reporting period, as the capital goods and construction and engineering industries were hurt by slowing infrastructure spending and a soft real estate market. Other detractors in the reporting period included the energy and consumer staples sectors.

Conversely, the telecommunication services sector contributed to Index performance for the reporting period. Implementation of fixed network sharing among the UAE’s two major telecommunications companies increased efficiency for the UAE’s relatively advanced networks. The healthcare sector also boosted Index results, as it benefited from the government’s continued heavy investment in healthcare infrastructure. In addition, the consumer discretionary sector made a positive contribution to Index performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	31.36%
Real Estate**	21.35
Telecommunication Services	17.43
Health Care	11.71
Industrials	11.12
Consumer Discretionary	3.60
Energy	2.45
Consumer Staples	0.98

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Emirates Telecommunications Group Co. PJSC	17.43%
Emaar Properties PJSC	12.22
Mediclinic International PLC	8.50
Abu Dhabi Commercial Bank PJSC	5.35
First Gulf Bank PJSC	4.52
DP World Ltd.	4.50
Aldar Properties PJSC	4.47
National Bank of Abu Dhabi PJSC	4.01
Dubai Islamic Bank PJSC	3.88
Dubai Parks & Resorts PJSC	3.60

TOTAL	68.48%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ALL PERU CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 100.16%

BANKS — 30.81%
BBVA Banco Continental SA	4,689,874	$5,373,512
Credicorp Ltd.	332,879	52,155,481
Intercorp Financial Services Inc.	316,276	9,646,418

		67,175,411
CONSTRUCTION & ENGINEERING — 4.06%
Grana y Montero SAA	5,359,719	8,840,513

		8,840,513
CONSTRUCTION MATERIALS — 6.00%
Cementos Pacasmayo SAA	3,488,888	6,813,150
Union Andina de Cementos SAA	7,347,648	6,276,157

		13,089,307
ELECTRIC UTILITIES — 3.45%
Empresa de Distribucion Electrica de Lima Norte SAA	1,488,653	2,753,598
Luz del Sur SAA	1,374,971	4,770,746

		7,524,344
FOOD & STAPLES RETAILING — 3.39%
InRetail Peru Corp.[a,b]	388,566	7,382,754

		7,382,754
FOOD PRODUCTS — 5.86%
Alicorp SAA	4,717,928	10,422,214
Casa Grande SAA	1,110,858	2,349,257

		12,771,471
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 2.57%
Edegel SAA	5,908,872	5,604,126

		5,604,126
METALS & MINING — 38.14%
Cia. de Minas Buenaventura SAA ADR[b]	1,535,161	18,974,590
Cia. Minera Milpo SAA	6,965,526	5,477,881
Fortuna Silver Mines Inc.[b]	1,152,920	8,602,635
Hochschild Mining PLC[b]	2,573,093	8,108,168
Minsur SAb	11,746,028	4,255,431
Pan American Silver Corp.	280,722	4,893,192
Sociedad Minera Cerro Verde SAA[b]	244,844	4,605,515
Southern Copper Corp.	702,568	18,140,306
Tahoe Resources Inc.	311,117	4,057,171
Volcan Cia. Minera SAA Class B	31,558,405	6,041,932

		83,156,821

Security	Shares	Value
MULTILINE RETAIL — 2.09%
SACI Falabella	637,254	$4,553,182

		4,553,182
OIL, GAS & CONSUMABLE FUELS — 1.11%
Refineria La Pampilla SAA Relapasa[b]	31,538,269	2,424,520

		2,424,520
TRADING COMPANIES & DISTRIBUTORS — 2.68%
Ferreycorp SAA	12,163,451	5,839,718

		5,839,718

TOTAL COMMON STOCKS
(Cost: $272,954,313)		218,362,167

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	96,476	96,476

		96,476

TOTAL SHORT-TERM INVESTMENTS
(Cost: $96,476)		96,476

TOTAL INVESTMENTS IN SECURITIES — 100.20%
(Cost: $273,050,789)[e]		218,458,643
Other Assets, Less Liabilities — (0.20)%		(432,957)

NET ASSETS — 100.00%		$218,025,686

ADR — American Depositary Receipts

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $284,212,270. Net unrealized depreciation was $65,753,627, of which $11,897,197 represented gross unrealized appreciation on securities and $77,650,824 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI ALL PERU CAPPED ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$218,362,167	$—	$—	$218,362,167
Money market funds	96,476	—	—	96,476

Total	$218,458,643	$—	$—	$218,458,643

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 79.56%

AUTO COMPONENTS — 2.24%
Mahle-Metal Leve SA	87,000	$634,918
Tupy SA	113,100	485,444

		1,120,362
COMMERCIAL SERVICES & SUPPLIES — 2.55%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	144,410	1,278,514

		1,278,514
CONSTRUCTION MATERIALS — 0.71%
Magnesita Refratarios SAa	69,620	355,011

		355,011
DIVERSIFIED CONSUMER SERVICES — 7.81%
Estacio Participacoes SA	609,000	3,122,401
GAEC Educacao SA	84,200	366,868
Ser Educacional SAb	84,200	422,849

		3,912,118
ELECTRIC UTILITIES — 3.71%
Alupar Investimento SA Units	200,172	1,002,160
Light SA	182,700	858,189

		1,860,349
FOOD PRODUCTS — 7.81%
Marfrig Global Foods SAa	591,600	934,837
Minerva SAa	243,600	711,109
Sao Martinho SA	114,100	1,772,647
SLC Agricola SA	110,000	492,207

		3,910,800
HEALTH CARE PROVIDERS & SERVICES — 3.70%
Fleury SA	156,600	1,851,326

		1,851,326
HOTELS, RESTAURANTS & LEISURE — 1.45%
CVC Brasil Operadora e Agencia de Viagens SA	104,400	724,776

		724,776
HOUSEHOLD DURABLES — 12.49%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	583,000	1,905,594
Even Construtora e Incorporadora SA	487,200	634,273
EZ TEC Empreendimentos e Participacoes SA	130,553	669,761
Gafisa SA	779,000	575,734
MRV Engenharia e Participacoes SA	650,000	2,472,324

		6,257,686

Security	Shares	Value
INSURANCE — 1.02%
FPC Par Corretora de Seguros SA	127,200	$511,349

		511,349
INTERNET & DIRECT MARKETING RETAIL — 3.46%
B2W Cia. Digital[a]	342,300	1,730,659

		1,730,659
MACHINERY — 1.53%
Iochpe Maxion SA	135,800	764,290

		764,290
MEDIA — 7.16%
Multiplus SA	110,000	1,423,558
Smiles SA	139,200	2,165,180

		3,588,738
MULTILINE RETAIL — 0.73%
Marisa Lojas SAa	135,800	367,447

		367,447
OIL, GAS & CONSUMABLE FUELS — 0.62%
QGEP Participacoes SA	178,800	309,077

		309,077
REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.88%
Aliansce Shopping Centers SA	182,700	850,845
BR Properties SA	170,200	444,737
Iguatemi Empresa de Shopping Centers SA	156,600	1,389,826
Sonae Sierra Brasil SA	49,800	261,027

		2,946,435
ROAD & RAIL — 0.82%
JSL SA	144,400	409,025

		409,025
SOFTWARE — 2.19%
Linx SA	204,600	1,094,557

		1,094,557
SPECIALTY RETAIL — 4.74%
Cia. Hering	330,600	1,823,831
Via Varejo SA	287,100	550,442

		2,374,273
TEXTILES, APPAREL & LUXURY GOODS — 2.42%
Arezzo Industria e Comercio SA	101,400	815,264
Guararapes Confeccoes SA	17,400	399,084

		1,214,348
TRANSPORTATION INFRASTRUCTURE — 3.58%
EcoRodovias Infraestrutura e Logistica SAa	504,600	1,298,247

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Santos Brasil Participacoes SA	539,400	$497,066

		1,795,313
WATER UTILITIES — 2.94%
Cia. de Saneamento de Minas Gerais-COPASA	144,400	1,473,560

		1,473,560

TOTAL COMMON STOCKS
(Cost: $33,170,209)		39,850,013

PREFERRED STOCKS — 20.05%

BANKS — 3.96%
Banco ABC Brasil SA	139,209	617,741
Banco do Estado do Rio Grande do Sul SA Class B	408,900	1,365,613

		1,983,354
ELECTRIC UTILITIES — 2.43%
Cia. Energetica do Ceara Class A	26,100	403,469
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	213,200	810,922

		1,214,391
MACHINERY — 3.09%
Marcopolo SA	1,000,500	996,230
Randon SA Implemetos e Participacoes	393,850	549,281

		1,545,511
METALS & MINING — 8.43%
Bradespar SA	513,300	1,631,741
Metalurgica Gerdau SA	1,362,000	1,562,564

Security	Shares	Value
Usinas Siderurgicas de Minas Gerais SA Class A	959,600	$1,029,690

		4,223,995
TEXTILES, APPAREL & LUXURY GOODS — 2.14%
Alpargatas SA	333,600	1,072,868

		1,072,868

TOTAL PREFERRED STOCKS
(Cost: $7,545,210)		10,040,119

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	32,159	32,159

		32,159

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,159)		32,159

TOTAL INVESTMENTS IN SECURITIES — 99.67%
(Cost: $40,747,578)[e]		49,922,291
Other Assets, Less Liabilities — 0.33%		164,774

NET ASSETS — 100.00%		$50,087,065

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $50,790,669. Net unrealized depreciation was $868,378, of which $9,791,947 represented gross unrealized appreciation on securities and $10,660,325 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$39,850,013	$—	$—	$39,850,013
Preferred stocks	10,040,119	—	—	10,040,119
Money market funds	32,159	—	—	32,159

Total	$49,922,291	$—	$—	$49,922,291

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CHINA ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.84%

AEROSPACE & DEFENSE — 0.14%
AviChina Industry & Technology Co. Ltd. Class H	4,032,000	$2,962,890

		2,962,890
AIR FREIGHT & LOGISTICS — 0.09%
Sinotrans Ltd. Class H	4,032,000	1,996,052

		1,996,052
AIRLINES — 0.23%
Air China Ltd. Class H	3,584,000	2,652,163
China Southern Airlines Co. Ltd. Class H	3,584,000	2,125,426

		4,777,589
AUTOMOBILES — 2.05%
Brilliance China Automotive Holdings Ltd.	5,824,000	6,659,861
Byd Co. Ltd. Class Ha,b	1,232,000	8,576,788
Chongqing Changan Automobile Co. Ltd. Class B	1,657,684	2,521,761
Dongfeng Motor Group Co. Ltd. Class H	5,376,000	5,745,582
Geely Automobile Holdings Ltd.[a]	10,080,000	8,082,973
Great Wall Motor Co. Ltd. Class H	6,048,000	5,871,201
Guangzhou Automobile Group Co. Ltd. Class H	4,032,000	5,551,521

		43,009,687
BANKS — 17.31%
Agricultural Bank of China Ltd. Class H	47,712,000	19,621,785
Bank of China Ltd. Class H	154,336,000	69,440,505
Bank of Communications Co. Ltd. Class H	17,024,200	13,146,609
China CITIC Bank Corp. Ltd. Class H	17,248,800	11,385,420
China Construction Bank Corp. Class H	163,520,000	122,269,765
China Everbright Bank Co. Ltd. Class H	6,048,000	2,861,528
China Merchants Bank Co. Ltd. Class H	7,616,150	18,537,778
China Minsheng Banking Corp. Ltd. Class H	11,424,300	12,283,323

Security	Shares	Value
Chongqing Rural Commercial Bank Co. Ltd. Class H	4,928,000	$2,858,929
Industrial & Commercial Bank of China Ltd. Class H	143,360,000	91,116,099

		363,521,741
BEVERAGES — 0.49%
China Resources Beer Holdings Co. Ltd.	3,136,000	7,236,845
Tsingtao Brewery Co. Ltd. Class H	896,000	3,003,320

		10,240,165
BIOTECHNOLOGY — 0.09%
3SBio Inc.[a,b,c]	1,904,000	1,944,072

		1,944,072
CAPITAL MARKETS — 2.22%
China Cinda Asset Management Co. Ltd. Class H	17,024,000	5,772,149
China Everbright Ltd.	1,792,000	3,719,496
China Galaxy Securities Co. Ltd. Class H	5,712,000	5,353,562
CITIC Securities Co. Ltd. Class H	4,256,000	9,514,170
GF Securities Co. Ltd. Class H	2,643,200	5,758,866
Haitong Securities Co. Ltd. Class H	6,003,200	10,448,087
Huatai Securities Co. Ltd. Class Hc	2,822,400	5,974,642

		46,540,972
CHEMICALS — 0.16%
Sinopec Shanghai Petrochemical Co. Ltd. Class H	6,720,000	3,474,032

		3,474,032
COMMERCIAL SERVICES & SUPPLIES — 0.29%
China Everbright International Ltd.[a]	4,704,000	6,015,880

		6,015,880
COMMUNICATIONS EQUIPMENT — 0.09%
ZTE Corp. Class H	1,478,440	1,997,493

		1,997,493
CONSTRUCTION & ENGINEERING — 1.24%
China Communications Construction Co. Ltd. Class H	8,512,000	9,283,723

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2016

Security	Shares	Value
China Railway Construction Corp. Ltd. Class H	3,808,000	$4,658,900
China Railway Group Ltd. Class H	7,840,000	5,811,712
China State Construction International Holdings Ltd.	3,584,000	4,278,576
Sinopec Engineering Group Co. Ltd. Class H	2,464,000	2,042,546

		26,075,457
CONSTRUCTION MATERIALS — 0.43%
Anhui Conch Cement Co. Ltd. Class H	2,352,000	6,610,191
China National Building Material Co. Ltd. Class H	5,376,000	2,425,758

		9,035,949
DIVERSIFIED CONSUMER SERVICES — 0.72%
New Oriental Education & Technology Group Inc. ADR	259,168	10,231,953
TAL Education Group Class A ADR[a,b]	83,328	4,979,681

		15,211,634
DIVERSIFIED FINANCIAL SERVICES — 0.17%
Far East Horizon Ltd.	3,808,000	3,559,223

		3,559,223
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.42%
China Communications Services Corp. Ltd. Class H	4,480,800	2,634,151
China Telecom Corp. Ltd. Class H	26,880,000	13,896,129
China Unicom Hong Kong Ltd.	11,648,000	13,199,590

		29,729,870
ELECTRICAL EQUIPMENT — 0.37%
Shanghai Electric Group Co. Ltd. Class Hb	5,376,000	2,391,105
Zhuzhou CRRC Times Electric Co. Ltd. Class H	1,008,000	5,360,492

		7,751,597
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.79%
AAC Technologies Holdings Inc.	1,456,000	16,602,727

		16,602,727
ENERGY EQUIPMENT & SERVICES — 0.13%
China Oilfield Services Ltd. Class H	3,584,000	2,813,879

		2,813,879

Security	Shares	Value
FOOD & STAPLES RETAILING — 0.14%
Sun Art Retail Group Ltd.[a]	4,592,000	$2,954,083

		2,954,083
FOOD PRODUCTS — 1.14%
China Huishan Dairy Holdings Co. Ltd.[a]	7,840,000	3,011,983
China Mengniu Dairy Co. Ltd.	5,376,000	10,202,046
Tingyi Cayman Islands Holding Corp.[a]	3,584,000	3,317,513
Want Want China Holdings Ltd.[a]	11,200,000	7,378,348

		23,909,890
GAS UTILITIES — 0.90%
China Gas Holdings Ltd.[a]	3,136,000	5,328,582
China Resources Gas Group Ltd.	1,792,000	6,006,639
ENN Energy Holdings Ltd.	1,344,000	7,528,514

		18,863,735
HEALTH CARE EQUIPMENT & SUPPLIES — 0.11%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	3,584,000	2,319,487

		2,319,487
HEALTH CARE PROVIDERS & SERVICES — 0.74%
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	1,344,000	3,690,618
Sinopharm Group Co. Ltd. Class H	2,329,600	11,938,196

		15,628,814
HEALTH CARE TECHNOLOGY — 0.19%
Alibaba Health Information Technology Ltd.[b]	6,272,000	3,905,471

		3,905,471
HOUSEHOLD DURABLES — 0.20%
Haier Electronics Group Co. Ltd.	2,464,000	4,123,211

		4,123,211
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.38%
CGN Power Co. Ltd. Class Hc	20,608,000	5,977,761
China Longyuan Power Group Corp. Ltd.	6,272,000	5,271,981
China Power International Development Ltd.	6,496,000	2,453,770
China Resources Power Holdings Co. Ltd.	3,584,000	6,191,459

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2016

Security	Shares	Value
Huadian Power International Corp. Ltd. Class H	3,136,000	$1,402,897
Huaneng Power International Inc. Class H	8,064,000	4,906,963
Huaneng Renewables Corp. Ltd. Class H	7,616,000	2,827,741

		29,032,572
INDUSTRIAL CONGLOMERATES — 1.36%
Beijing Enterprises Holdings Ltd.	1,008,000	5,782,834
CITIC Ltd.[a]	8,512,000	13,409,823
Fosun International Ltd.	5,040,000	6,978,387
Shanghai Industrial Holdings Ltd.[a]	896,000	2,333,348

		28,504,392
INSURANCE — 6.55%
China Life Insurance Co. Ltd. Class H	14,560,000	34,800,967
China Pacific Insurance Group Co. Ltd. Class H	5,107,200	17,974,868
China Taiping Insurance Holdings Co. Ltd.[b]	3,136,124	6,291,049
New China Life Insurance Co. Ltd. Class H	1,500,800	6,104,392
People’s Insurance Co. Group of China Ltd. (The) Class H	13,664,000	5,496,075
PICC Property & Casualty Co. Ltd. Class H	8,960,308	14,809,185
Ping An Insurance Group Co. of China Ltd. Class H	10,080,000	52,175,460

		137,651,996
INTERNET & DIRECT MARKETING RETAIL — 3.76%
Ctrip.com International Ltd.[a,b]	673,568	31,893,445
JD.com Inc. ADR[a,b]	1,335,712	33,940,442
Qunar Cayman Islands Ltd. ADR[a,b]	69,216	2,057,099
Vipshop Holdings Ltd. ADR[b]	783,104	11,088,753

		78,979,739
INTERNET SOFTWARE & SERVICES — 30.12%
58.com Inc. ADR[a,b]	149,632	6,808,256
Alibaba Group Holding Ltd. ADR[a,b]	2,181,760	212,045,254
Baidu Inc.[b]	527,296	90,204,527
Netease Inc.	153,216	32,477,196
SouFun Holdings Ltd. ADR[b]	550,144	2,475,648
Tencent Holdings Ltd.	10,976,000	285,552,171

Security	Shares	Value
YY Inc. ADR[a,b]	56,672	$2,915,774

		632,478,826
IT SERVICES — 0.19%
TravelSky Technology Ltd. Class H	1,792,000	3,899,695

		3,899,695
MACHINERY — 0.82%
China Conch Venture Holdings Ltd.	2,576,000	4,954,900
CRRC Corp. Ltd. Class H	8,064,650	7,215,479
Haitian International Holdings Ltd.	1,344,000	2,706,453
Weichai Power Co. Ltd. Class H	1,792,000	2,261,731

		17,138,563
MARINE — 0.15%
China COSCO Holdings Co. Ltd. Class Ha,b	5,040,000	1,676,372
China Shipping Container Lines Co. Ltd. Class Hb	7,392,000	1,543,822

		3,220,194
MEDIA — 0.22%
Alibaba Pictures Group Ltd.[a,b]	22,400,000	4,620,492

		4,620,492
METALS & MINING — 0.45%
Aluminum Corp. of China Ltd. Class Ha,b	7,616,000	2,857,197
Jiangxi Copper Co. Ltd. Class H	2,464,000	2,846,223
Zijin Mining Group Co. Ltd. Class H	11,200,000	3,725,271

		9,428,691
OIL, GAS & CONSUMABLE FUELS — 6.04%
China Coal Energy Co. Ltd. Class Hb	4,032,000	1,928,478
China Petroleum & Chemical Corp. Class H	49,729,000	36,094,275
China Shenhua Energy Co. Ltd. Class H	6,608,000	11,875,530
CNOOC Ltd.	34,720,000	42,657,247
Kunlun Energy Co. Ltd.	6,272,000	4,617,027
PetroChina Co. Ltd. Class H	41,216,000	27,524,270
Yanzhou Coal Mining Co. Ltd. Class H	3,584,000	2,051,498

		126,748,325

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2016

Security	Shares	Value
PAPER & FOREST PRODUCTS — 0.12%
Nine Dragons Paper (Holdings) Ltd.	3,136,000	$2,518,746

		2,518,746
PERSONAL PRODUCTS — 0.59%
Hengan International Group Co. Ltd.	1,456,000	12,322,996

		12,322,996
PHARMACEUTICALS — 1.02%
China Medical System Holdings Ltd.	2,464,000	4,129,565
CSPC Pharmaceutical Group Ltd.	8,064,000	7,828,268
Luye Pharma Group Ltd.[b]	2,576,000	1,637,242
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	784,000	2,274,148
Sino Biopharmaceutical Ltd.	8,736,000	5,608,700

		21,477,923
REAL ESTATE MANAGEMENT & DEVELOPMENT — 4.36%
China Evergrande Group[a]	8,064,000	5,572,313
China Jinmao Holdings Group Ltd.	7,168,000	2,236,318
China Overseas Land & Investment Ltd.	7,616,000	25,184,568
China Resources Land Ltd.	5,376,665	15,145,535
China Vanke Co. Ltd. Class H	2,553,631	6,551,359
Country Garden Holdings Co. Ltd.	10,976,727	5,575,570
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	1,142,400	7,761,560
Guangzhou R&F Properties Co. Ltd. Class H	1,881,600	3,177,743
Longfor Properties Co. Ltd.	2,800,000	4,512,199
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	1,792,064	2,978,410
Shimao Property Holdings Ltd.	2,352,000	3,274,774
Shui On Land Ltd.	7,056,000	2,001,251
Sino-Ocean Group Holding Ltd.	5,824,000	2,702,988
SOHO China Ltd.	4,032,000	2,406,699
Sunac China Holdings Ltd.[a]	3,584,000	2,490,445

		91,571,732

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.45%
GCL-Poly Energy Holdings Ltd.[a]	25,312,000	$3,589,545
Semiconductor Manufacturing International Corp.[b]	53,312,000	5,842,034

		9,431,579
SOFTWARE — 0.15%
Kingsoft Corp. Ltd.[a]	1,568,000	3,206,044

		3,206,044
SPECIALTY RETAIL — 0.13%
GOME Electrical Appliances Holding Ltd.[a]	23,968,000	2,842,758

		2,842,758
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.45%
Lenovo Group Ltd.	13,888,000	9,364,004

		9,364,004
TEXTILES, APPAREL & LUXURY GOODS — 0.96%
ANTA Sports Products Ltd.	1,792,000	4,851,517
Belle International Holdings Ltd.	12,320,000	8,005,002
Shenzhou International Group Holdings Ltd.	1,120,000	7,356,689

		20,213,208
TRANSPORTATION INFRASTRUCTURE — 0.99%
Beijing Capital International Airport Co. Ltd. Class H	2,688,000	3,032,198
China Merchants Holdings International Co. Ltd.[a]	2,688,000	7,658,465
COSCO Pacific Ltd.	3,584,000	3,881,213
Jiangsu Expressway Co. Ltd. Class H	2,240,000	3,147,710
Zhejiang Expressway Co. Ltd. Class H	2,688,000	2,997,544

		20,717,130
WATER UTILITIES — 0.68%
Beijing Enterprises Water Group Ltd.	8,512,000	5,936,755
Guangdong Investment Ltd.	5,376,000	8,316,885

		14,253,640
WIRELESS TELECOMMUNICATION SERVICES — 7.05%
China Mobile Ltd.	11,984,000	148,008,792

		148,008,792

TOTAL COMMON STOCKS
(Cost: $2,091,373,261)		2,096,597,637

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 12.58%

MONEY MARKET FUNDS — 12.58%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	260,259,118	$260,259,118
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	3,910,538	3,910,538

		264,169,656

TOTAL SHORT-TERM INVESTMENTS
(Cost: $264,169,656)		264,169,656

TOTAL INVESTMENTS IN SECURITIES — 112.42%
(Cost: $2,355,542,917)[g]		2,360,767,293
Other Assets, Less Liabilities — (12.42)%		(260,775,916)

NET ASSETS — 100.00%		$2,099,991,377

ADR — American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $2,444,571,228. Net unrealized depreciation was $83,803,935, of which $230,638,930 represented gross unrealized appreciation on securities and $314,442,865 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
H-Shares Index	49	Sep. 2016	Hong Kong Futures	$2,996,725	$3,016,405	$19,680

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,094,206,532	$2,391,105	$—	$2,096,597,637
Money market funds	264,169,656	—	—	264,169,656

Total	$2,358,376,188	$2,391,105	$—	$2,360,767,293

Derivative financial instruments[a]:
Assets:
Futures contracts	$19,680	$—	$—	$19,680

Total	$19,680	$—	$—	$19,680

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.68%

AEROSPACE & DEFENSE — 0.16%
AVIC International Holding HK Ltd.[a,b]	468,000	$31,977

		31,977
AIR FREIGHT & LOGISTICS — 0.08%
Guangdong Yueyen Transportaion Co. Ltd. Class H	27,000	15,733

		15,733
AIRLINES — 0.21%
Shandong Airlines Co. Ltd. Class B	18,000	41,677

		41,677
AUTO COMPONENTS — 3.73%
Chaowei Power Holdings Ltd.[b]	72,000	53,187
China First Capital Group Ltd.[a]	36,000	30,771
Hunan Tyen Machinery Co. Ltd. Class Ba	37,800	20,525
Launch Tech Co. Ltd.[a]	22,500	21,146
Minth Group Ltd.[b]	90,000	340,542
Nexteer Automotive Group Ltd.	99,000	136,055
Tianneng Power International Ltd.[b]	90,000	73,562
Xinchen China Power Holdings Ltd.[a,b]	72,000	10,303
Xingda International Holdings Ltd.[b]	72,000	23,391
Zhejiang Shibao Co. Ltd. Class H	18,000	24,830

		734,312
AUTOMOBILES — 0.14%
Qingling Motors Co. Ltd. Class H	90,000	28,079

		28,079
BANKS — 0.27%
Bank of Chongqing Co. Ltd. Class H	67,500	52,735

		52,735
BEVERAGES — 0.92%
Anhui Gujing Distillery Co. Ltd. Class B	16,200	62,592
Dynasty Fine Wines Group Ltd.[a,b]	128,000	7,129
New Silkroad Culturaltainment Ltd.[a]	180,000	35,272
Tibet Water Resources Ltd.	207,000	75,523

		180,516
BIOTECHNOLOGY — 0.48%
China Regenerative Medicine International Ltd.[a,b]	1,620,000	63,699
Shanghai Haohai Biological Technology Co. Ltd.[c]	6,300	30,539

		94,238

Security	Shares	Value
BUILDING PRODUCTS — 0.91%
China Fangda Group Co. Ltd. Class B	39,600	$37,166
China Lesso Group Holdings Ltd.	144,000	101,177
Far East Global Group Ltd.	72,000	9,468
Luoyang Glass Co. Ltd. Class Ha,b	36,000	21,488
Yuanda China Holdings Ltd.[a]	324,000	9,231

		178,530
CAPITAL MARKETS — 1.13%
Central China Securities Co. Ltd. Class H	153,000	70,023
FDG Kinetic Ltd.[a]	216,000	33,694
Guolian Securities Co. Ltd.	62,000	33,011
Noah Holdings Ltd. ADR[a,b]	3,249	85,449

		222,177
CHEMICALS — 2.65%
Century Sunshine Group Holdings Ltd.	246,250	9,683
China BlueChemical Ltd. Class H	234,000	44,648
China Lumena New Materials Corp.[a,b]	868,000	8,717
China XLX Fertiliser Ltd.	27,000	7,867
Dahua Group Dalian Chemical Industry Co.[a]	10,800	14,504
Danhua Chemical Technology Co. Ltd. Class Ba	21,600	12,787
Dongyue Group Ltd.[a]	200,000	31,792
Fufeng Group Ltd.	144,600	63,196
Huabao International Holdings Ltd.[a]	261,000	100,608
Hubei Sanonda Co. Ltd. Class B	49,000	40,277
Ko Yo Chemical Group Ltd.[a]	252,000	6,075
Shanghai Chlor-Alkali Chemical Co. Ltd. Class Ba	58,500	47,385
Sinofert Holdings Ltd.[b]	270,000	34,112
Tianjin TEDA Biomedical Engineering Co. Ltd.[a]	135,000	27,150
Yingde Gases Group Co. Ltd.	135,000	59,000
Yip’s Chemical Holdings Ltd.[b]	36,000	14,109

		521,910
COMMERCIAL SERVICES & SUPPLIES — 0.95%
Beijing Enterprises Environment Group Ltd.[a]	81,000	16,499
Broad Greenstate International Co. Ltd.[b]	72,000	11,417
Capital Environment Holdings Ltd.[a]	612,000	24,853
Dongjiang Environmental Co. Ltd. Class Hb	28,900	48,063

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Dynagreen Environmental Protection Group Co. Ltd. Class Hb	54,000	$27,916
Shanghai Zhongyida Co. Ltd.[a]	54,000	31,266
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	54,000	27,847

		187,861
COMMUNICATIONS EQUIPMENT — 1.46%
BYD Electronic International Co. Ltd.[a]	90,000	75,998
China All Access Holdings Ltd.[b]	144,000	50,681
China Fiber Optic Network System Group Ltd.[a]	181,600	14,281
Comba Telecom Systems Holdings Ltd.	174,600	30,838
Eastern Communications Co. Ltd. Class B	45,900	35,160
Nanjing Panda Electronics Co. Ltd. Class H	18,000	14,434
Shanghai Potevio Co. Ltd. Class Ba	17,100	29,019
Trigiant Group Ltd.	108,000	14,063
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co.[c]	18,000	23,066

		287,540
CONSTRUCTION & ENGINEERING — 0.52%
Baoye Group Co. Ltd. Class H	18,000	12,369
Beijing Urban Construction Design & Development Group Co. Ltd.[c]	27,000	16,221
China Singyes Solar Technologies Holdings Ltd.[b]	63,400	35,064
Concord New Energy Group Ltd.	630,000	38,579

		102,233
CONSTRUCTION MATERIALS — 0.97%
Asia Cement China Holdings Corp.	76,500	17,950
China National Materials Co. Ltd. Class H	144,000	35,272
China Shanshui Cement Group Ltd.[a,b]	480,000	56,931
Huaxin Cement Co. Ltd. Class B	31,500	20,065
Shanghai Yaohua Pilkington Glass Group Co. Ltd. Class Ba	27,900	20,311
Tongfang Kontafarma Holdings Ltd.	162,000	13,158
West China Cement Ltd.[a]	270,000	27,151

		190,838
CONSUMER FINANCE — 0.84%
Credit China Holdings Ltd.[a,b]	252,000	146,520
Differ Group Holding Co.Ltd.[a,b]	216,000	18,657

		165,177

Security	Shares	Value
CONTAINERS & PACKAGING — 0.84%
AMVIG Holdings Ltd.[b]	72,000	$25,341
CPMC Holdings Ltd.	45,000	24,656
Foshan Huaxin Packaging Co. Ltd.	39,100	34,122
Greatview Aseptic Packaging Co. Ltd.	144,000	73,144
Sheen Tai Holdings Group Co. Ltd.	72,000	7,797

		165,060
DISTRIBUTORS — 0.78%
China Animation Characters Co. Ltd.[a,b]	54,000	27,847
China Beidahuang Industry Group Holdings Ltd.[a]	288,000	14,480
Dah Chong Hong Holdings Ltd.	108,000	47,200
Xinhua Winshare Publishing and Media Co. Ltd. Class Ha	63,000	64,164

		153,691
DIVERSIFIED CONSUMER SERVICES — 0.94%
China Maple Leaf Educational Systems Ltd.[b]	72,000	54,115
Fu Shou Yuan International Group Ltd.[b]	117,000	72,100
Tarena International Inc. ADR	4,545	59,540

		185,755
DIVERSIFIED FINANCIAL SERVICES — 0.37%
China Merchants China Direct Investments Ltd.	22,075	32,102
Kong Sun Holdings Ltd.[a]	500,000	22,625
Min Xin Holdings Ltd.	18,000	18,843

		73,570
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.18%
APT Satellite Holdings Ltd.	49,500	36,375

		36,375
ELECTRICAL EQUIPMENT — 2.17%
Boer Power Holdings Ltd.[b]	36,000	15,594
China Energine International Holdings Ltd.[a]	252,000	18,843
China High Speed Transmission Equipment Group Co. Ltd.	135,000	124,266
FDG Electric Vehicles Ltd.[a,b]	1,575,000	97,464
Foshan Electrical and Lighting Co. Ltd. Class B	39,640	34,137
Hangzhou Steam Turbine Co. Ltd. Class Ba	34,224	43,548
Harbin Electric Co. Ltd. Class H	90,000	40,958

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Tech Pro Technology Development Ltd.[a,b]	648,000	$18,880
Trony Solar Holdings Co. Ltd.[a,b]	216,000	7,466
Welling Holding Ltd.[b]	145,600	26,654

		427,810
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 6.81%
Anxin-China Holdings Ltd.[a]	672,000	20,160
AVIC International Holdings Ltd. Class H	37,184	21,476
China Aerospace International Holdings Ltd.[b]	252,000	34,437
China Innovationpay Group Ltd.[a,b]	468,000	24,435
Digital China Holdings Ltd.	126,000	113,545
INESA Intelligent Tech Inc. Class B	41,400	36,225
Ju Teng International Holdings Ltd.	108,000	32,024
Kingboard Chemical Holdings Ltd.	85,500	222,658
Kingboard Laminates Holdings Ltd.	121,500	105,104
Nanjing Sample Technology Co. Ltd.	9,000	17,543
PAX Global Technology Ltd.[b]	99,000	76,578
Sunny Optical Technology Group Co. Ltd.[b]	90,000	480,936
Technovator International Ltd.[b]	54,000	21,790
Tongda Group Holdings Ltd.[b]	450,000	93,983
Wasion Group Holdings Ltd.	72,000	40,749

		1,341,643
ENERGY EQUIPMENT & SERVICES — 0.33%
Anton Oilfield Services Group/Hong Kong[a,b]	162,000	15,037
Hilong Holding Ltd.[b]	117,000	13,575
Shandong Molong Petroleum Machinery Co. Ltd. Class Ha	43,200	18,546
Wison Engineering Services Co. Ltd.[a]	153,000	17,358

		64,516
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.69%
Spring REIT	81,000	36,236
Yuexiu REIT	153,000	100,399

		136,635
FOOD & STAPLES RETAILING — 0.14%
Lianhua Supermarket Holdings Co. Ltd. Class Ha	63,000	27,371

		27,371

Security	Shares	Value
FOOD PRODUCTS — 2.71%
Biostime International Holdings Ltd.[a,b]	22,500	$57,202
China Agri-Industries Holdings Ltd.[a]	279,000	98,554
China Foods Ltd.	108,000	48,732
China Huiyuan Juice Group Ltd.[a]	67,500	25,323
China Modern Dairy Holdings Ltd.[a,b]	315,000	49,544
China Shengmu Organic Milk Ltd.[a,b,c]	171,000	37,918
China Yurun Food Group Ltd.[a]	180,000	25,062
Honworld Group Ltd.[c]	27,000	15,385
Leyou Technologies Holdings Ltd.[a,b]	315,000	46,701
Qinqin Foodstuffs Group Cayman Co. Ltd.[a]	9,000	3,237
Shandong Zhonglu Oceanic Fisheries Co. Ltd.[a]	17,100	14,814
Shanghai Greencourt Investment Group Co. Ltd. Class Ba	52,200	31,999
Shenguan Holdings Group Ltd.	144,000	10,396
Tenwow International Holdings Ltd.[b]	90,000	24,134
Yashili International Holdings Ltd.	117,000	25,341
YuanShengTai Dairy Farm Ltd.[a,b]	342,000	19,841

		534,183
GAS UTILITIES — 0.63%
China Oil and Gas Group Ltd.[a]	556,000	41,574
Towngas China Co. Ltd.[b]	144,000	82,983

		124,557
HEALTH CARE EQUIPMENT & SUPPLIES — 0.64%
Lifetech Scientific Corp.[a,b]	270,000	53,953
Microport Scientific Corp.[a]	72,000	45,947
PW Medtech Group Ltd.[a,b]	90,000	25,294

		125,194
HEALTH CARE PROVIDERS & SERVICES — 2.37%
China NT Pharma Group Co.Ltd.[b]	117,000	30,469
China Pioneer Pharma Holdings Ltd.[b]	54,000	17,404
Golden Meditech Holdings Ltd.	216,000	27,847
Harmonicare Medical Holdings Ltd.[b,c]	36,180	20,663
Huayi Tencent Entertainment Co. Ltd.	720,000	40,842
iKang Healthcare Group Inc. ADR[a]	6,363	117,334
Phoenix Healthcare Group Co. Ltd.	76,500	133,734
Universal Health International Group Holding Ltd.	207,000	10,408
Universal Medical Financial & Technical Advisory Services Co. Ltd.[b,c]	72,000	53,465
Wenzhou Kangning Hospital Co. Ltd.[c]	2,700	15,141

		467,307

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 2.34%
500.com Ltd. ADR[a]	3,159	$56,862
Ajisen (China) Holdings Ltd.	72,000	28,682
China LotSynergy Holdings Ltd.[a]	900,000	29,007
China Nuclear Energy Technology Corp. Ltd.[a]	72,000	14,202
China Travel International Investment Hong Kong Ltd.	342,000	100,527
China Vanguard Group Ltd.[a]	225,000	5,830
Haichang Ocean Park Holdings Ltd.[a,c]	162,000	33,834
Huangshan Tourism Development Co. Ltd. Class B	32,400	46,235
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	162,000	52,212
Shanghai Jinjiang International Travel Co. Ltd. Class B	9,000	35,037
Tuniu Corp. ADR[a]	4,752	43,528
Zhuhai Holdings Investment Group Ltd.	90,000	15,084

		461,040
HOUSEHOLD DURABLES — 2.06%
Hefei Meiling Co. Ltd. Class B	18,936	11,498
Hisense Kelon Electrical Holdings Co. Ltd. Class H	63,000	43,209
HongDa Financial Holding Ltd.[a]	270,000	10,965
Konka Group Co. Ltd. Class Ba	94,500	37,523
Ozner Water International Holding Ltd.[a,b,c]	54,000	11,348
Skyworth Digital Holdings Ltd.	252,000	186,805
TCL Multimedia Technology Holdings Ltd.[a,b]	54,000	26,803
Wuxi Little Swan Co. Ltd. Class B	11,700	42,973
Yuxing InfoTech Investment Holdings Ltd.[a,b]	108,000	34,808

		405,932
HOUSEHOLD PRODUCTS — 0.36%
NVC Lighting Holdings Ltd.	153,000	18,936
Vinda International Holdings Ltd.	27,000	51,029

		69,965
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.13%
Canvest Environment Protection Group Co. Ltd.[a,b]	81,000	37,489
CGN Meiya Power Holdings Co. Ltd.[a,b,c]	144,000	23,577

Security	Shares	Value
China Datang Corp. Renewable Power Co. Ltd. Class Ha	315,000	$30,051
China Power New Energy Development Co. Ltd. New	61,500	37,423
Huadian Energy Co. Ltd. Class Ba	65,700	34,361
Shanghai Lingyun Industries Development Co. Ltd. Class Ba	21,600	28,749
United Photovoltaics Group Ltd.[a]	414,000	31,490

		223,140
INDUSTRIAL CONGLOMERATES — 0.06%
Chongqing Machinery & Electric Co. Ltd. Class H	108,000	11,974

		11,974
INTERNET & DIRECT MARKETING RETAIL — 0.92%
Cogobuy Group[a,b,c]	54,000	87,439
E-Commerce China Dangdang Inc. ADR[a]	7,353	48,015
Jumei International Holding Ltd. ADR[a]	8,523	45,001

		180,455
INTERNET SOFTWARE & SERVICES — 6.19%
21Vianet Group Inc. ADR[a]	8,586	79,592
Baozun Inc. ADR[a]	2,574	33,951
Bitauto Holdings Ltd. ADR[a,b]	3,366	84,958
HC International Inc.[a]	72,000	56,436
Momo Inc. ADR[a,b]	4,797	115,176
Pacific Online Ltd.	72,900	18,045
Phoenix New Media Ltd. ADR[a]	4,419	15,732
Renren Inc.[a]	9,063	16,585
Sina Corp.[a]	7,344	561,816
Sino-I Technology Ltd.[a]	1,080,000	15,455
Sohu.com Inc.[a]	3,996	169,990
Tian Ge Interactive Holdings Ltd.[c]	54,000	34,321
Xunlei Ltd. ADR[a]	3,249	17,544

		1,219,601
IT SERVICES — 1.19%
AGTech Holdings Ltd.[a,b]	324,000	68,085
Chinasoft International Ltd.[a]	234,000	108,904
Hi Sun Technology (China) Ltd.[a,b]	270,000	43,511
Peace Map Holding Ltd.[a,b]	720,000	13,552

		234,052
LEISURE PRODUCTS — 0.62%
Goodbaby International Holdings Ltd.	108,000	52,769
Shanghai Phoenix Enterprise Group Co. Ltd. Class Ba	22,500	21,150

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Shenzhen China Bicycle Co. Holdings Ltd.[a]	36,000	$23,716
Zhonglu Co. Ltd. Class B	10,860	23,773

		121,408
MACHINERY — 2.71%
Changchai Co. Ltd. Class B	19,800	12,457
China Huarong Energy Co. Ltd.[a,b]	150,300	8,622
China Ocean Industry Group Ltd.[a]	1,515,000	34,180
China Yuchai International Ltd.	1,584	17,677
CIMC Enric Holdings Ltd.	72,000	29,982
CRCC High-Tech Equipment Corp. Ltd.	54,000	25,271
Dalian Refrigeration Co. Ltd. Class B	13,500	10,721
EVA Precision Industrial Holdings Ltd.[b]	162,000	19,005
First Tractor Co. Ltd. Class H	54,000	28,682
Huangshi Dongbei Electrical Appliance Co. Ltd. Class Ba	18,000	35,820
Kama Co. Ltd.[a]	29,715	37,441
Lonking Holdings Ltd.	252,000	40,935
Sany Heavy Equipment International Holdings Co. Ltd.[a,b]	108,000	15,455
Shang Gong Group Co. Ltd. Class Ba	39,000	42,783
Shanghai Diesel Engine Co. Ltd. Class B	44,145	39,245
Shanghai Highly Group Co. Ltd. Class B	39,600	31,601
Shanghai Lingang Holdings Corp. Ltd. Class Ba	17,200	28,294
Shanghai Prime Machinery Co. Ltd. Class H	108,000	17,961
Sinotruk Hong Kong Ltd.	97,000	47,520
Zhengzhou Coal Mining Machinery Group Co. Ltd. Class H	25,200	10,948

		534,600
MARINE — 0.66%
Chu Kong Shipping Enterprises Group Co. Ltd.	54,000	14,411
Seaspan Corp.	6,102	88,479
Sinotrans Shipping Ltd.[a,b]	189,000	27,046

		129,936
MEDIA — 1.85%
AirMedia Group Inc. ADR[a]	3,204	9,804
IMAX China Holding Inc.[a,b,c]	13,500	76,404
Nan Hai Corp. Ltd.[a]	1,800,000	44,787

Security	Shares	Value
Neo Telemedia Ltd.[a]	648,000	$30,492
Phoenix Satellite Television Holdings Ltd.	198,000	43,395
Poly Culture Group Corp. Ltd. Class H	11,700	28,659
SMI Holdings Group Ltd.[b]	684,000	60,845
Viva China Holdings Ltd.[a,b]	365,600	35,821
Wisdom Sports Group[a,b]	99,000	33,567

		363,774
METALS & MINING — 2.33%
Bengang Steel Plates Co. Ltd. Class Ba	56,700	18,713
Chiho-Tiande Group Ltd.[a]	54,000	39,542
China Daye Non-Ferrous Metals Mining Ltd.[a]	864,000	13,032
China Metal Recycling Holdings Ltd.[a]	184,800	—
China Silver Group Ltd.[b]	90,000	20,653
Chongqing Iron & Steel Co. Ltd. Class Ha	90,000	25,062
Da Ming International Holdings Ltd.[a]	36,000	12,438
Huili Resources Group Ltd.[a]	54,000	13,784
Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	38,700	36,455
MMG Ltd.[a,b]	216,000	49,567
North Mining Shares Co. Ltd.[a]	1,530,000	34,716
Real Gold Mining Ltd.[a]	126,000	93
Shougang Concord International Enterprises Co. Ltd.[a]	684,000	20,194
Shougang Fushan Resources Group Ltd.	306,000	56,807
Xinjiang Xinxin Mining Industry Co. Ltd. Class Ha	72,000	7,797
Zhaojin Mining Industry Co. Ltd. Class H	108,000	110,552

		459,405
MULTI-UTILITIES — 0.13%
Tianjin Development Holdings Ltd.	54,000	25,619

		25,619
MULTILINE RETAIL — 1.46%
Golden Eagle Retail Group Ltd.[b]	54,000	67,111
Intime Retail Group Co. Ltd.[b]	211,500	171,779
Maoye International Holdings Ltd.	162,000	17,335
New World Department Store China Ltd.	117,000	15,687
Parkson Retail Group Ltd.[b]	177,000	14,832

		286,744

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 1.44%
China Suntien Green Energy Corp. Ltd. Class H	216,000	$30,353
Inner Mongolia Yitai Coal Co. Ltd. Class B	141,300	112,616
MIE Holdings Corp.[a]	144,000	14,109
Shanxi Guoxin Energy Corp. Ltd.	17,120	20,698
Sino Oil And Gas Holdings Ltd.[a]	1,215,000	32,737
Sinopec Kantons Holdings Ltd.	108,000	52,213
Yanchang Petroleum International Ltd.[a]	810,000	21,616

		284,342
PAPER & FOREST PRODUCTS — 1.49%
Chengde Nanjiang Co. Ltd. Class Ba	121,800	45,380
China Forestry Holdings Co. Ltd.[a]	306,000	—
China Wood Optimization Holding Ltd.[a]	36,000	15,548
Lee & Man Paper Manufacturing Ltd.	180,000	145,267
Qunxing Paper Holdings Co. Ltd.[a]	148,000	1,717
Shandong Chenming Paper Holdings Ltd. Class B	67,523	58,237
Shandong Chenming Paper Holdings Ltd. Class H	31,500	27,696
Superb Summit International Group Ltd.[a]	59,500	598

		294,443
PERSONAL PRODUCTS — 0.19%
CKH Food & Health Ltd.[a]	7,560	16,205
Golden Throat Holdings Group Co. Ltd.[c]	22,500	22,219

		38,424
PHARMACEUTICALS — 4.93%
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	36,000	48,546
China Animal Healthcare Ltd.[a,b]	140,000	6,023
China Shineway Pharmaceutical Group Ltd.	45,000	47,223
China Traditional Chinese Medicine Holdings Co. Ltd.[a,b]	252,000	128,652
Consun Pharmaceutical Group Ltd.[b]	54,000	33,695
Dawnrays Pharmaceutical Holdings Ltd.	36,000	25,155
Hua Han Health Industry Holdings Ltd. Class Hb	651,960	45,387
Hutchison China Meditech Ltd.[a]	2,322	55,729

Security	Shares	Value
Lee’s Pharmaceutical Holdings Ltd.	36,000	$29,703
Livzon Pharmaceutical Group Inc. Class H	10,820	57,401
Shandong Luoxin Pharmaceutical Group Stock Co. Ltd. Class H	18,000	27,104
Shandong Xinhua Pharmaceutical Co. Ltd. Class H	22,000	16,932
Shanghai Dingli Technology Development Group Co. Ltd. Class B	32,000	22,159
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. Class H	36,000	33,648
Shanghai Kai Kai Industrial Co. Ltd.	11,700	18,311
Shanghai Shenqi Pharmaceutical Investment Management Co. Ltd.	3,600	6,275
Sihuan Pharmaceutical Holdings Group Ltd.	600,000	135,366
SSY Group Ltd.	252,255	87,155
Tianjin ZhongXin Pharmaceutical Group Corp. Ltd.	26,100	20,358
Tong Ren Tang Technologies Co. Ltd. Class H	72,000	127,538

		972,360
PROFESSIONAL SERVICES — 0.56%
51job Inc. ADR[a]	2,700	89,991
Zhaopin Ltd. ADR[a]	1,305	20,228

		110,219
REAL ESTATE MANAGEMENT & DEVELOPMENT — 13.21%
Agile Property Holdings Ltd.	216,000	122,804
Beijing Capital Land Ltd. Class H	144,000	56,622
Beijing Enterprises Medical & Health Group Ltd.[a]	594,000	35,992
Beijing North Star Co. Ltd. Class H	90,000	29,239
Beijing Properties Holdings Ltd.[a,b]	288,000	15,780
C C Land Holdings Ltd.	171,000	44,311
Carnival Group International Holdings Ltd.[a,b]	548,000	67,116
Central China Real Estate Ltd.	99,038	22,344
China Aoyuan Property Group Ltd.[b]	153,000	34,518
China Merchants Land Ltd.	180,000	30,399
China Minsheng Drawin Technology Group Ltd.[a]	532,000	20,919
China New Town Development Co. Ltd.[a]	500,000	22,561

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
China Oceanwide Holdings Ltd.[a,b]	522,000	$54,510
China Overseas Grand Oceans Group Ltd.[a]	126,000	39,798
China Overseas Property Holdings Ltd.[b]	150,000	30,554
China SCE Property Holdings Ltd.[b]	162,800	38,828
China South City Holdings Ltd.	360,000	77,507
China Vast Industrial Urban Development Co. Ltd.[b,c]	54,000	23,670
CIFI Holdings Group Co. Ltd.	360,000	112,779
Colour Life Services Group Co. Ltd.	36,000	28,357
Crown International Corp. Ltd.[a]	90,000	22,974
EverChina International Holdings Co. Ltd.[a]	450,000	15,084
Fantasia Holdings Group Co. Ltd.	216,000	33,416
Future Land Development Holdings Ltd.[b]	252,000	46,782
Gemdale Properties & Investment Corp. Ltd.	522,000	32,302
Glorious Property Holdings Ltd.[a]	351,000	42,988
Greenland Hong Kong Holdings Ltd.[a,b]	108,000	31,606
Greentown China Holdings Ltd.[a,b]	85,500	69,884
Guangdong Land Holdings Ltd.[a]	72,000	18,472
Guorui Properties Ltd.[b]	117,000	39,368
HKC Holdings Ltd.[a]	873,000	14,181
HNA Innovation Hainan Co. Ltd.[a]	11,700	7,137
Hopson Development Holdings Ltd.	90,000	88,181
Hydoo International Holding Ltd.[b]	180,000	19,261
K Wah International Holdings Ltd.	153,000	83,830
KWG Property Holding Ltd.	157,500	105,789
Logan Property Holdings Co. Ltd.[b]	144,000	62,934
Minmetals Land Ltd.	198,000	24,760
Optics Valley Union Holding Co. Ltd.[a]	288,000	30,817
Overseas Chinese Town Asia Holdings Ltd.	36,000	13,459
Ping An Securities Group Holdings Ltd.[a,b]	1,620,000	16,290
Poly Property Group Co. Ltd.[a,b]	270,000	77,275
Powerlong Real Estate Holdings Ltd.[b]	162,000	46,365
Renhe Commercial Holdings Co. Ltd.[a,b]	1,998,000	55,380
Road King Infrastructure Ltd.	27,000	23,182
Ronshine China Holdings Ltd.[a,b]	45,000	48,732
Shanghai Huili Building Materials Co. Ltd.[a]	9,900	19,800

Security	Shares	Value
Shanghai Industrial Urban Development Group Ltd.	198,000	$45,947
Shanghai Shibei Hi-Tech Co. Ltd. Class B	31,500	38,525
Shanghai Zendai Property Ltd.[a]	630,000	11,208
Shenzhen Investment Ltd.	396,000	189,915
Shenzhen SEG Co. Ltd. Class B	32,400	22,305
Shenzhen Wongtee International Enterprise Co. Ltd. Class Ba	19,800	14,269
Sinolink Worldwide Holdings Ltd.[a]	252,000	28,589
Tian Shan Development Holding Ltd.	36,000	13,598
Xinyuan Real Estate Co. Ltd. ADR	5,247	32,059
Yuexiu Property Co. Ltd.[b]	864,000	131,436
Yuzhou Properties Co. Ltd.	180,440	62,808
Zhong An Real Estate Ltd.[a,b]	144,000	14,109

		2,603,625
ROAD & RAIL — 0.81%
Dazhong Transportation Group Co. Ltd. Class B	97,200	73,872
eHi Car Services Ltd. ADR[a]	4,302	45,042
Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	23,400	40,014

		158,928
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.73%
China Electronics Corp. Holdings Co. Ltd.	126,000	31,513
Hua Hong Semiconductor Ltd.[c]	45,000	49,312
JA Solar Holdings Co. Ltd. ADR[a,b]	5,805	43,015
JinkoSolar Holding Co. Ltd.[a,b]	2,907	53,663
Shanghai Fudan Microelectronics Group Co. Ltd. Class Ha	18,000	15,107
Xinyi Solar Holdings Ltd.[b]	360,000	148,052

		340,662
SOFTWARE — 2.79%
Boyaa Interactive International Ltd.[a,b]	36,000	16,058
Changyou.com Ltd. ADR[a]	1,503	37,244
Chanjet Information Technology Co. Ltd. Class Ha	9,000	12,601
Cheetah Mobile Inc. ADR[a,b]	3,951	50,810
China City Railway Transportation Technology Holdings Co. Ltd.[a,b]	72,000	13,831
Feiyu Technology International Co. Ltd.[c]	54,000	9,886

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
iDreamsky Technology Ltd. ADR[a]	1,548	$21,455
Kingdee International Software Group Co. Ltd.[a,b]	253,200	97,601
KongZhong Corp. ADR[a]	3,042	19,864
National Agricultural Holdings Ltd.[a]	108,000	22,695
NetDragon Websoft Holdings Ltd.	22,500	75,853
NQ Mobile Inc. ADR[a,b]	10,719	44,270
Ourgame International Holdings Ltd.[a]	45,000	19,841
Shanghai Baosight Software Co. Ltd. Class B	31,580	60,002
Sinosoft Technology Group Ltd.[b]	54,000	29,030
V1 Group Ltd.	396,000	18,889

		549,930
SPECIALTY RETAIL — 1.92%
Baoxin Auto Group Ltd.[a,b]	68,358	41,457
Boshiwa International Holding Ltd.[a,b]	153,000	1,586
China Harmony New Energy Auto Holding Ltd.[b]	94,500	50,194
China ZhengTong Auto Services Holdings Ltd.	121,500	42,292
Goldlion Holdings Ltd.	36,000	14,573
Hengdeli Holdings Ltd.[a,b]	288,000	31,560
Pou Sheng International Holdings Ltd.[a,b]	288,000	98,763
Symphony Holdings Ltd.	180,000	19,725
Zhongsheng Group Holdings Ltd.[b]	85,500	78,481

		378,631
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.94%
Coolpad Group Ltd.[a]	432,000	82,983
Goldpac Group Ltd.[b]	45,000	15,258
TCL Communication Technology Holdings Ltd.	63,000	58,641
TPV Technology Ltd.[a]	144,000	28,589

		185,471
TEXTILES, APPAREL & LUXURY GOODS — 4.53%
361 Degrees International Ltd.	81,000	25,166
Best Pacific International Holdings Ltd.	36,000	29,239
Bosideng International Holdings Ltd.	378,000	35,087
C.banner International Holdings Ltd.[a]	135,000	41,770
Cabbeen Fashion Ltd.	36,000	11,742
China Dongxiang Group Co. Ltd.	414,000	83,262
China Lilang Ltd.	54,000	32,093
China Longevity Group Co. Ltd.[a]	96,000	4,076

Security	Shares	Value
Citychamp Watch & Jewellery Group Ltd.[b]	198,000	$45,181
Cosmo Lady China Holdings Co. Ltd.[b,c]	63,000	23,716
Daphne International Holdings Ltd.[a]	144,000	19,864
Fuguiniao Co. Ltd. Class Hb	43,200	21,609
HOSA International Ltd.	72,000	24,412
Lao Feng Xiang Co. Ltd. Class B	27,980	100,868
Li Ning Co. Ltd.[a,b]	171,000	116,179
Luthai Textile Co. Ltd. Class B	36,900	46,430
Peak Sport Products Co. Ltd.	108,000	33,555
Shanghai Haixin Group Co. Class B	57,600	48,326
Silverman Holdings Ltd.[a,b]	108,000	17,543
Texhong Textile Group Ltd.	31,500	46,783
Weiqiao Textile Co. Class H	54,000	37,802
XTEP International Holdings Ltd.[b]	94,500	48,854

		893,557
TRADING COMPANIES & DISTRIBUTORS — 0.80%
China Aircraft Leasing Group Holdings Ltd.[b]	27,000	34,774
China Chengtong Development Group Ltd.[a,b]	342,000	30,864
CITIC Resources Holdings Ltd.[a,b]	342,200	38,381
Shanghai Dasheng Agricultural Finance Technology Co. Ltd.	324,000	26,315
Skyway Securities Group Ltd.[a,b]	990,000	27,951

		158,285
TRANSPORTATION INFRASTRUCTURE — 4.02%
Anhui Expressway Co. Ltd. Class H	54,000	44,416
COSCO International Holdings Ltd.	72,000	33,602
Guangdong Provincial Expressway Development Co. Ltd. Class B	45,000	28,369
HNA Infrastructure Company Ltd. Class H	18,000	19,864
Hopewell Highway Infrastructure Ltd.	112,500	65,556
Jinzhou Port Co. Ltd. Class B	41,400	22,190
Qingdao Port International Co. Ltd.[c]	108,000	61,820
Qinhuangdao Port Co. Ltd.	99,000	22,718
Shenzhen Chiwan Wharf Holdings Ltd. Class B	17,100	26,984
Shenzhen Expressway Co. Ltd. Class H	90,000	95,143
Shenzhen International Holdings Ltd.	126,000	202,399
Sichuan Expressway Co. Ltd. Class H	108,000	39,542
Tianjin Port Development Holdings Ltd.	252,000	38,985

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Xiamen International Port Co. Ltd. Class H	144,000	$28,775
Yuexiu Transport Infrastructure Ltd.	90,000	62,423

		792,786
WATER UTILITIES — 1.29%
China Everbright Water Ltd.	66,600	28,344
China Water Affairs Group Ltd.	108,000	67,389
China Water Industry Group Ltd.[a]	144,000	23,577
CT Environmental Group Ltd.	288,000	88,738
Kangda International Environmental Co. Ltd.[c]	99,000	19,783
Yunnan Water Investment Co. Ltd.[b]	45,000	26,454

		254,285

TOTAL COMMON STOCKS
(Cost: $22,727,574)		19,642,793

SHORT-TERM INVESTMENTS — 31.06%

MONEY MARKET FUNDS — 31.06%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	6,103,400	6,103,400
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	17,981	17,981

		6,121,381

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,121,381)		6,121,381

Value
TOTAL INVESTMENTS IN SECURITIES — 130.74%
(Cost: $28,848,955)[g]	$25,764,174
Other Assets, Less Liabilities — (30.74)%	(6,058,069)

NET ASSETS — 100.00%	$19,706,105

ADR — American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $29,499,047. Net unrealized depreciation was $3,734,873, of which $3,266,336 represented gross unrealized appreciation on securities and $7,001,209 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$19,244,909	$67,735	$330,149	$19,642,793
Money market funds	6,121,381	—	—	6,121,381

Total	$25,366,290	$67,735	$330,149	$25,764,174

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2016

The following table includes a rollforward for the year ended August 31, 2016 of investments whose values are classified as Level 3 as of the beginning or end of the year.

iShares MSCI China Small-Cap ETF	Common Stocks
Balance at beginning of year	$1,334,239
Realized gain (loss) and change in unrealized appreciation/depreciation	(231,395)
Purchases	87,873
Sales	(314,801)
Transfers ina	120,154 [b]
Transfers out[a]	(665,921)[c]

Balance at end of year	$330,149

Net change in unrealized appreciation/depreciation on investments still held at end of year	$(297,857)

[a]	Represents the value as of the beginning of the reporting period.
[b]	Transfers in to Level 3 are due to the suspension of trading of equity securities.
[c]	Transfers out of Level 3 are due to resumption of trading of equity securities.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the fair value of certain of the Fund’s level 3 investments as of August 31, 2016:

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Input	Weighted Average of Unobservable Inputs [a]
Assets:
Common Stock[b]	$41,457	Last traded price — adjusted	Adjustment based on change on proxy index	+11%[c]	+11%
Common Stock[b]	$160,180	Last traded price — adjusted	Adjustment based on change on proxy index	-7% to -76%[c]	-17%
Common Stock	$81,413	Grey market trade	Trade details	n/a	n/a

[a]	Unobservable inputs are weighted based on the fair value of the investments included in the range.
[b]	Does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable.
[c]	An increase in the unobservable input may result in a significant increase to the value, while a decrease in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MSCI INDONESIA ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.97%

AIRLINES — 0.10%
Garuda Indonesia Persero Tbk PTa	21,776,700	$738,750

		738,750
AUTOMOBILES — 9.98%
Astra International Tbk PT	114,093,730	70,099,050

		70,099,050
BANKS — 29.89%
Bank Bukopin Tbk	20,389,199	1,099,003
Bank Central Asia Tbk PT	69,484,458	78,834,609
Bank Danamon Indonesia Tbk PT	18,908,160	5,815,703
Bank Mandiri Persero Tbk PT	52,607,780	44,517,326
Bank Negara Indonesia Persero Tbk PT	42,045,158	18,621,584
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	13,618,136	1,652,861
Bank Pembangunan Daerah Jawa Timur Tbk PT	16,735,300	756,968
Bank Rakyat Indonesia Persero Tbk PT	62,571,972	54,953,899
Bank Tabungan Negara Persero Tbk PT	23,862,126	3,615,746

		209,867,699
BUILDING PRODUCTS — 0.16%
Arwana Citramulia Tbk PT	26,897,000	1,125,355

		1,125,355
CONSTRUCTION & ENGINEERING — 2.45%
Adhi Karya Persero Tbk PT	10,040,510	2,020,970
Pembangunan Perumahan Persero Tbk PT	13,633,100	4,470,711
Sitara Propertindo Tbk PTa	25,488,300	1,258,563
Surya Semesta Internusa Tbk PT	18,474,874	856,543
Waskita Karya Persero Tbk PT	26,775,600	5,631,656
Wijaya Karya Persero Tbk PT	12,135,239	2,964,054

		17,202,497
CONSTRUCTION MATERIALS — 3.61%
Indocement Tunggal Prakarsa Tbk PT	8,299,444	11,074,268
PT Holcim Indonesia Tbk	8,598,500	761,646
PT Wijaya Karya Beton Tbk	14,737,000	1,055,420
Semen Indonesia Persero Tbk PT	16,716,455	12,475,907

		25,367,241

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 13.13%
Inovisi Infracom Tbk PTa	9,476,400	$—
Link Net Tbk PT	6,002,300	2,009,062
Telekomunikasi Indonesia Persero Tbk PT	284,082,290	90,161,059

		92,170,121
FOOD & STAPLES RETAILING — 0.12%
Matahari Putra Prima Tbk PT	6,062,400	872,912

		872,912
FOOD PRODUCTS — 6.94%
Charoen Pokphand Indonesia Tbk PT	41,592,325	11,695,392
Eagle High Plantations Tbk PTa	53,074,252	840,226
Indofood CBP Sukses Makmur Tbk PT	13,146,154	9,885,630
Indofood Sukses Makmur Tbk PT	24,745,130	14,783,653
Japfa Comfeed Indonesia Tbk PT	27,057,000	3,457,340
Nippon Indosari Corpindo Tbk PT	8,559,100	1,042,062
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	17,305,800	2,087,394
PT Bisi International Tbk	8,411,000	1,115,971
Salim Ivomas Pratama Tbk PT	17,750,000	689,125
Sawit Sumbermas Sarana Tbk PT	10,737,400	1,355,834
Tiga Pilar Sejahtera Food Tbk[a]	10,885,000	1,764,248

		48,716,875
GAS UTILITIES — 1.99%
Perusahaan Gas Negara Persero Tbk PT	61,487,207	13,998,595

		13,998,595
HEALTH CARE PROVIDERS & SERVICES — 0.24%
Siloam International Hospitals Tbk PTa	1,954,400	1,664,887

		1,664,887
HOUSEHOLD PRODUCTS — 4.22%
Sekawan Intipratama Tbk PTa	30,572,100	46,094
Unilever Indonesia Tbk PT	8,601,304	29,600,417

		29,646,511
INSURANCE — 0.17%
Panin Financial Tbk PTa	71,887,478	1,192,254

		1,192,254
MARINE — 0.00%
Berlian Laju Tanker Tbk PTa	20,137,514	—

		—

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INDONESIA ETF

August 31, 2016

Security	Shares	Value
MEDIA — 2.15%
Global Mediacom Tbk PT	40,019,100	$2,685,036
Media Nusantara Citra Tbk PT	28,163,400	4,076,421
Surya Citra Media Tbk PT	32,965,600	7,530,024
Visi Media Asia Tbk PTa	36,957,600	780,108

		15,071,589
METALS & MINING — 0.68%
Aneka Tambang Persero Tbk PTa	47,443,754	2,575,160
Krakatau Steel Persero Tbk PTa	17,682,900	1,206,410
Timah Persero Tbk PT	16,717,180	1,008,198

		4,789,768
MULTILINE RETAIL — 3.45%
Matahari Department Store Tbk PT	13,157,100	19,837,316
Mitra Adiperkasa Tbk PTa	4,210,300	1,460,036
Multipolar Tbk PTa	39,710,743	1,275,294
Ramayana Lestari Sentosa Tbk PT	17,998,100	1,682,446

		24,255,092
OIL, GAS & CONSUMABLE FUELS — 3.74%
Adaro Energy Tbk PT	81,130,539	7,033,556
Indo Tambangraya Megah Tbk PT	2,228,480	1,910,965
Sugih Energy Tbk PTa	119,120,611	1,023,728
Tambang Batubara Bukit Asam Persero Tbk PT	3,890,450	2,910,872
United Tractors Tbk PT	9,460,796	13,372,780

		26,251,901
PERSONAL PRODUCTS — 0.10%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	16,832,100	716,935

		716,935
PHARMACEUTICALS — 2.29%
Kalbe Farma Tbk PT	118,896,085	16,088,841

		16,088,841
REAL ESTATE MANAGEMENT & DEVELOPMENT — 7.07%
Agung Podomoro Land Tbk PTa	28,757,000	628,687
Alam Sutera Realty Tbk PTa	55,459,316	2,056,991
Bumi Serpong Damai Tbk PT	43,384,722	7,031,825
Ciputra Development Tbk PT	60,841,713	7,086,351
Hanson International Tbk PTa	376,731,035	4,458,860
Intiland Development Tbk PT	35,056,420	1,572,452
Kawasan Industri Jababeka Tbk PT	87,347,270	2,093,964

Security	Shares	Value
Lippo Cikarang Tbk PTa	2,353,700	$1,162,211
Lippo Karawaci Tbk PT	104,062,362	8,629,370
Modernland Realty Tbk PTa	45,918,118	1,329,254
Pakuwon Jati Tbk PT	135,726,577	6,087,999
Summarecon Agung Tbk PT	56,921,958	7,509,493

		49,647,457
SPECIALTY RETAIL — 0.47%
Ace Hardware Indonesia Tbk PT	43,479,479	3,277,759

		3,277,759
TEXTILES, APPAREL & LUXURY GOODS — 0.13%
Sri Rejeki Isman Tbk PT	46,959,700	906,271

		906,271
TOBACCO — 4.12%
Gudang Garam Tbk PT	2,710,842	13,160,816
Hanjaya Mandala Sampoerna Tbk PT	52,450,600	15,737,157

		28,897,973
TRADING COMPANIES & DISTRIBUTORS — 0.72%
AKR Corporindo Tbk PT	10,016,400	5,040,292

		5,040,292
TRANSPORTATION INFRASTRUCTURE — 0.60%
Jasa Marga Persero Tbk PT	11,498,400	4,212,757

		4,212,757
WIRELESS TELECOMMUNICATION SERVICES — 1.45%
Tower Bersama Infrastructure Tbk PT	13,507,200	5,676,792
XL Axiata Tbk PTa	21,062,900	4,509,509

		10,186,301

TOTAL COMMON STOCKS
(Cost: $733,911,030)		702,005,683

SHORT-TERM INVESTMENTS — 0.02%

MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	104,297	104,297

		104,297

TOTAL SHORT-TERM INVESTMENTS
(Cost: $104,297)		104,297

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI INDONESIA ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 99.99%
(Cost: $734,015,327)[d]	$702,109,980
Other Assets, Less Liabilities — 0.01%	87,984

NET ASSETS — 100.00%	$702,197,964

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $740,251,713. Net unrealized depreciation was $38,141,733, of which $33,897,237 represented gross unrealized appreciation on securities and $72,038,970 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$700,935,861	$1,023,728	$46,094	$702,005,683
Money market funds	104,297	—	—	104,297

Total	$701,040,158	$1,023,728	$46,094	$702,109,980

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI PHILIPPINES ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.61%

AIRLINES — 0.87%
Cebu Air Inc.	1,081,650	$2,750,843

		2,750,843
BANKS — 11.22%
Bank of the Philippine Islands	3,518,559	7,966,691
BDO Unibank Inc.	7,803,696	19,142,879
Metropolitan Bank & Trust Co.	3,200,686	5,735,750
Rizal Commercial Banking Corp.	539,858	375,392
Security Bank Corp.	525,640	2,407,374

		35,628,086
BEVERAGES — 0.14%
Pepsi-Cola Products Philippines Inc.	6,689,500	445,057

		445,057
CHEMICALS — 0.97%
D&L Industries Inc.	12,747,100	3,085,895

		3,085,895
DIVERSIFIED FINANCIAL SERVICES — 13.99%
Ayala Corp.	1,182,018	22,196,926
GT Capital Holdings Inc.	384,725	12,674,168
Metro Pacific Investments Corp.	64,125,900	9,523,580

		44,394,674
ELECTRIC UTILITIES — 0.55%
First Philippine Holdings Corp.	1,108,929	1,737,350

		1,737,350
FOOD & STAPLES RETAILING — 0.66%
Cosco Capital Inc.	11,210,900	2,086,029

		2,086,029
FOOD PRODUCTS — 5.23%
Century Pacific Food Inc.	4,329,300	1,588,819
Universal Robina Corp.	3,745,390	15,031,397

		16,620,216
HOTELS, RESTAURANTS & LEISURE — 4.97%
Bloomberry Resorts Corp.[a]	18,704,565	2,239,972
Jollibee Foods Corp.	2,112,853	11,109,539
Max’s Group Inc.	1,410,600	999,030
Melco Crown Philippines Resorts Corp.[a]	8,505,700	693,672
Premium Leisure Corp.	38,662,000	730,176

		15,772,389

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 5.59%
Aboitiz Power Corp.	7,332,715	$7,160,394
Energy Development Corp.	45,635,520	5,612,008
First Gen Corp.	6,271,437	3,425,434
Lopez Holdings Corp.	9,153,150	1,553,845

		17,751,681
INDUSTRIAL CONGLOMERATES — 19.90%
Aboitiz Equity Ventures Inc.	9,271,500	14,923,543
Alliance Global Group Inc.	10,256,439	3,587,938
DMCI Holdings Inc.	19,974,600	4,929,883
JG Summit Holdings Inc.	13,733,302	22,989,539
SM Investments Corp.	1,145,771	16,721,199

		63,152,102
MEDIA — 0.56%
ABS-CBN Holdings Corp. PDR	1,648,290	1,775,816

		1,775,816
METALS & MINING — 0.24%
Nickel Asia Corp.	5,805,600	776,240

		776,240
REAL ESTATE MANAGEMENT & DEVELOPMENT — 23.97%
Ayala Land Inc.	35,288,340	29,157,658
Belle Corp.	20,598,967	1,361,623
DoubleDragon Properties Corp.	3,250,560	4,182,232
Filinvest Land Inc.	49,598,590	2,043,766
Megaworld Corp.	55,714,700	5,631,854
Robinsons Land Corp.	8,144,600	5,575,979
SM Prime Holdings Inc.	39,773,835	25,480,180
Vista Land & Lifescapes Inc.	20,851,300	2,662,630

		76,095,922
SOFTWARE — 0.24%
Xurpas Inc.	2,190,300	756,816

		756,816
TRANSPORTATION INFRASTRUCTURE — 1.43%
International Container Terminal Services Inc.	2,523,550	4,549,377

		4,549,377
WATER UTILITIES — 1.15%
Manila Water Co. Inc.	6,056,029	3,639,206

		3,639,206

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI PHILIPPINES ETF

August 31, 2016

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 7.93%
Globe Telecom Inc.	161,620	$6,833,166
PLDT Inc.	467,787	18,331,990

		25,165,156

TOTAL COMMON STOCKS
(Cost: $327,834,306)		316,182,855

SHORT-TERM INVESTMENTS — 0.02%

MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	59,257	59,257

		59,257

TOTAL SHORT-TERM INVESTMENTS
(Cost: $59,257)		59,257

Value
TOTAL INVESTMENTS IN SECURITIES — 99.63%
(Cost: $327,893,563)[d]	$316,242,112
Other Assets, Less Liabilities — 0.37%	1,161,001

NET ASSETS — 100.00%	$317,403,113

PDR — Philippine Depositary Receipt

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $330,362,154. Net unrealized depreciation was $14,120,042, of which $18,020,205 represented gross unrealized appreciation on securities and $32,140,247 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$316,182,855	$—	$—	$316,182,855
Money market funds	59,257	—	—	59,257

Total	$316,242,112	$—	$—	$316,242,112

See notes to financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI POLAND CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.76%

BANKS — 35.86%
Alior Bank SAa,b	334,292	$4,554,545
Bank Handlowy w Warszawie SA	128,904	2,399,226
Bank Millennium SAa	1,951,270	2,888,479
Bank Pekao SA	538,027	18,054,136
Bank Zachodni WBK SAb	115,279	9,460,815
Getin Holding SAa,b	1,900,386	471,289
Getin Noble Bank SAa,b	5,341,020	696,414
mBank SAa	55,479	5,524,709
Powszechna Kasa Oszczednosci Bank Polski SAa	3,002,580	20,396,679

		64,446,292
CAPITAL MARKETS — 0.61%
Warsaw Stock Exchange	122,257	1,098,683

		1,098,683
CHEMICALS — 3.81%
Ciech SA	109,228	1,884,719
Grupa Azoty SA	171,839	2,820,965
Synthos SAa	2,162,336	2,145,005

		6,850,689
CONSTRUCTION & ENGINEERING — 1.31%
Budimex SA	46,690	2,351,600

		2,351,600
CONSUMER FINANCE — 1.63%
KRUK SAb	50,815	2,923,128

		2,923,128
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.66%
Netia SA	1,148,838	1,377,542
Orange Polska SA	2,471,119	3,398,985

		4,776,527
ELECTRIC UTILITIES — 8.13%
Enea SAa	861,674	2,172,167
Energa SA	791,048	1,638,178
PGE Polska Grupa Energetyczna SA	2,685,659	7,923,736
Tauron Polska Energia SAa	4,046,049	2,875,738

		14,609,819
FOOD & STAPLES RETAILING — 1.95%
Eurocash SA	318,984	3,506,797

		3,506,797

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 0.23%
Neuca SAb	4,468	$413,519

		413,519
INSURANCE — 7.46%
Powszechny Zaklad Ubezpieczen SA	1,897,456	13,413,440

		13,413,440
MEDIA — 2.55%
Cyfrowy Polsat SAa	729,199	4,586,216

		4,586,216
METALS & MINING — 6.30%
Boryszew SAa,b	536,124	834,749
Jastrzebska Spolka Weglowa SAa,b	262,506	2,601,335
KGHM Polska Miedz SA	421,514	7,893,924

		11,330,008
OIL, GAS & CONSUMABLE FUELS — 16.46%
Grupa Lotos SAa	363,709	2,701,305
Lubelski Wegiel Bogdanka SA	50,548	723,711
Polski Koncern Naftowy ORLEN SA	1,097,889	18,245,052
Polskie Gornictwo Naftowe i Gazownictwo SA	5,808,550	7,915,316

		29,585,384
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.01%
Globe Trade Centre SAa,b	983,685	1,810,764

		1,810,764
ROAD & RAIL — 0.80%
PKP Cargo SAa,b	126,230	1,436,137

		1,436,137
SOFTWARE — 3.88%
Asseco Poland SA	285,029	4,154,449
CD Projekt SAa	260,047	2,825,622

		6,980,071
TEXTILES, APPAREL & LUXURY GOODS — 5.11%
CCC SA	89,393	4,159,568
LPP SA	4,362	5,018,472

		9,178,040

TOTAL COMMON STOCKS
(Cost: $273,246,558)		179,297,114

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI POLAND CAPPED ETF

August 31, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 4.23%

MONEY MARKET FUNDS — 4.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	7,546,737	$7,546,737
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	61,697	61,697

		7,608,434

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,608,434)		7,608,434

TOTAL INVESTMENTS IN SECURITIES — 103.99%
(Cost: $280,854,992)[f]		186,905,548
Other Assets, Less Liabilities — (3.99)%		(7,168,155)

NET ASSETS — 100.00%		$179,737,393

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $291,334,392. Net unrealized depreciation was $104,428,844, of which $2,045,138 represented gross unrealized appreciation on securities and $106,473,982 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$179,297,114	$—	$—	$179,297,114
Money market funds	7,608,434	—	—	7,608,434

Total	$186,905,548	$—	$—	$186,905,548

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI QATAR CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.92%

BANKS — 42.00%
Commercial Bank QSC (The)	203,584	$2,348,175
Doha Bank QSC	158,597	1,635,470
Masraf Al Rayan QSC	390,067	4,070,618
Qatar International Islamic Bank QSC	59,049	1,073,515
Qatar Islamic Bank SAQ	79,510	2,419,352
Qatar National Bank SAQ	243,853	10,915,743

		22,462,873
CONSTRUCTION MATERIALS — 2.84%
Qatar National Cement Co. QSC	27,363	659,775
Qatari Investors Group QSC	58,452	857,192

		1,516,967
DIVERSIFIED FINANCIAL SERVICES —1.83%
Qatar Industrial Manufacturing Co. QSC	33,705	408,198
Salam International Investment Ltd. QSC	173,995	571,008

		979,206
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.48%
Ooredoo QSC	85,001	2,397,353

		2,397,353
ENERGY EQUIPMENT & SERVICES — 1.45%
Gulf International Services QSC	79,233	776,805

		776,805
FOOD & STAPLES RETAILING — 1.10%
Al Meera Consumer Goods Co. QSC	9,757	586,811

		586,811
FOOD PRODUCTS — 0.71%
Widam Food Co.	21,104	379,615

		379,615
HEALTH CARE PROVIDERS & SERVICES — 0.80%
Medicare Group	16,932	425,468

		425,468
INDUSTRIAL CONGLOMERATES — 10.34%
Industries Qatar QSC	164,795	5,068,736
Mannai Corp. QSC	20,186	462,886

		5,531,622
INSURANCE — 4.42%
Qatar Insurance Co. SAQ	99,071	2,367,028

		2,367,028

Security	Shares	Value
MARINE — 3.61%
Qatar Navigation QSC	77,765	$1,932,726

		1,932,726
MULTI-UTILITIES — 4.24%
Qatar Electricity & Water Co. QSC	38,110	2,265,867

		2,265,867
OIL, GAS & CONSUMABLE FUELS — 4.63%
Qatar Gas Transport Co. Ltd.	360,799	2,477,096

		2,477,096
REAL ESTATE MANAGEMENT & DEVELOPMENT — 14.49%
Barwa Real Estate Co.	141,584	1,419,204
Ezdan Holding Group QSC	822,741	4,247,746
Mazaya Qatar Real Estate Development QSC[a]	93,753	376,160
National Leasing	59,637	296,601
United Development Co. QSC	251,258	1,409,697

		7,749,408
WIRELESS TELECOMMUNICATION SERVICES — 2.98%
Vodafone Qatar QSC[a]	487,158	1,592,041

		1,592,041

TOTAL COMMON STOCKS
(Cost: $55,781,961)		53,440,886

SHORT-TERM INVESTMENTS — 0.12%

MONEY MARKET FUNDS — 0.12%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	65,229	65,229

		65,229

TOTAL SHORT-TERM INVESTMENTS
(Cost: $65,229)		65,229

TOTAL INVESTMENTS IN SECURITIES — 100.04%
(Cost: $55,847,190)[d]		53,506,115
Other Assets, Less Liabilities — (0.04)%		(20,066)

NET ASSETS — 100.00%		$53,486,049

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $60,012,130. Net unrealized depreciation was $6,506,015, of which $2,374,919 represented gross unrealized appreciation on securities and $8,880,934 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI QATAR CAPPED ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$53,440,886	$—	$—	$53,440,886
Money market funds	65,229	—	—	65,229

Total	$53,506,115	$—	$—	$53,506,115

See notes to financial statements.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SAUDI ARABIA CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.27%

BANKS — 26.03%
Al Rajhi Bank	20,578	$310,068
Alinma Bank	28,481	94,624
Arab National Bank	19,429	88,225
Banque Saudi Fransi	22,041	123,594
National Commercial Bank	19,962	185,230
Riyad Bank	53,392	148,630
Samba Financial Group	34,786	169,925

		1,120,296
BUILDING PRODUCTS — 0.53%
Saudi Ceramic Co.	2,630	22,854

		22,854
CHEMICALS — 25.96%
Advanced Petrochemical Co.	4,790	47,129
Sahara Petrochemical Co.	12,241	34,435
Saudi Arabian Fertilizer Co.	939	16,690
Saudi Basic Industries Corp.	43,022	947,658
Saudi Chemical Co.	2,480	26,418
Saudi International Petrochemical Co.	10,704	37,389
Yanbu National Petrochemical Co.	685	7,861

		1,117,580
CONSTRUCTION MATERIALS — 4.02%
Arabian Cement Co./Saudi Arabia	3,025	35,127
City Cement Co.	7,673	26,986
Eastern Province Cement Co.	3,590	25,750
Najran Cement Co.	8,048	23,519
Northern Region Cement Co.	8,167	25,566
Qassim Cement Co. (The)	2,399	35,982

		172,930
DIVERSIFIED FINANCIAL SERVICES — 0.59%
Aseer Trading Tourism & Manufacturing Co.	6,085	25,279

		25,279
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.73%
Saudi Telecom Co.	27,054	418,901

		418,901
ELECTRIC UTILITIES — 5.92%
Saudi Electricity Co.	49,603	254,870

		254,870
FOOD & STAPLES RETAILING — 0.75%
Abdullah Al Othaim Markets Co.	1,333	32,366

		32,366

Security	Shares	Value
FOOD PRODUCTS — 7.35%
Almarai Co.	13,485	$190,570
Saudia Dairy & Foodstuff Co.	921	34,273
Savola Group (The)	10,249	91,768

		316,611
HEALTH CARE PROVIDERS & SERVICES — 3.34%
Al Hammadi Development and Investment Co.	3,609	34,143
Dallah Healthcare Holding Co.	1,635	38,129
Mouwasat Medical Services Co.	1,237	41,714
National Medical Care Co.	1,721	29,805

		143,791
HOTELS, RESTAURANTS & LEISURE — 1.80%
Abdul Mohsen Al-Hokair Tourism and Development Co.	2,843	23,530
Dur Hospitality Co.	4,412	24,128
Herfy Food Services Co.	1,537	29,713

		77,371
INSURANCE — 1.79%
Co for Cooperative Insurance (The)	2,272	54,050
Mediterranean & Gulf Insurance & Reinsurance Co. (The)[a]	4,769	22,940

		76,990
MEDIA — 0.56%
Saudi Research & Marketing Group[a]	2,978	24,044

		24,044
METALS & MINING — 4.85%
Saudi Arabian Mining Co.[a]	20,221	186,339
Zamil Industrial Investment Co.	3,308	22,501

		208,840
OIL, GAS & CONSUMABLE FUELS — 1.29%
Rabigh Refining & Petrochemical Co.	19,415	55,651

		55,651
PHARMACEUTICALS — 0.76%
Saudi Pharmaceutical Industries & Medical Appliances Corp.	3,713	32,731

		32,731
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.65%
Arriyadh Development Co.	5,205	27,868

		27,868
ROAD & RAIL — 0.54%
United International Transportation Co.	2,936	23,212

		23,212

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI SAUDI ARABIA CAPPED ETF

August 31, 2016

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 2.81%
Etihad Etisalat Co.[a]	14,798	$88,622
Mobile Telecommunications Co.[a]	18,264	32,142

		120,764

TOTAL COMMON STOCKS
(Cost: $4,816,510)		4,272,949

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	1,845	1,845

		1,845

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,845)		1,845

Value
TOTAL INVESTMENTS IN SECURITIES — 99.31%
(Cost: $4,818,355)[d]	$4,274,794
Other Assets, Less Liabilities — 0.69%	29,769

NET ASSETS — 100.00%	$4,304,563

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $4,831,312. Net unrealized depreciation was $556,518, of which $129,194 represented gross unrealized appreciation on securities and $685,712 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$4,272,949	$—	$—	$4,272,949
Money market funds	1,845	—	—	1,845

Total	$4,274,794	$—	$—	$4,274,794

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UAE CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.94%

AIRLINES — 2.26%
Air Arabia PJSC	2,529,433	$929,660

		929,660
BANKS — 22.02%
Abu Dhabi Commercial Bank PJSC	1,258,227	2,199,183
Ajman Bank PJSC[a]	1,136,042	476,302
Dubai Islamic Bank PJSC	1,073,804	1,596,191
First Gulf Bank PJSC	583,839	1,859,714
National Bank of Abu Dhabi PJSC	663,853	1,648,291
Union National Bank PJSC	1,124,119	1,282,312

		9,061,993
BUILDING PRODUCTS — 0.89%
National Central Cooling Co. PJSC	887,167	364,712

		364,712
CAPITAL MARKETS — 5.40%
Amanat Holdings PJSC	1,922,831	444,966
Dubai Financial Market PJSC	2,311,364	843,219
Dubai Investments PJSC	1,605,323	935,284

		2,223,469
CONSTRUCTION & ENGINEERING — 3.47%
Arabtec Holding PJSC[a]	2,460,948	978,188
Orascom Construction Ltd.[a]	90,108	450,540

		1,428,728
DIVERSIFIED FINANCIAL SERVICES — 3.00%
Al Waha Capital PJSC	1,190,262	631,895
Gulf General Investment Co.[a]	1,952,840	293,476
SHUAA Capital PSC[a]	1,753,647	311,284

		1,236,655
DIVERSIFIED TELECOMMUNICATION SERVICES — 17.42%
Emirates Telecommunications Group Co. PJSC	1,333,643	7,170,904

		7,170,904
ENERGY EQUIPMENT & SERVICES — 0.82%
Lamprell PLC[a]	418,126	335,417

		335,417
FOOD PRODUCTS — 0.98%
Agthia Group PJSC	247,735	401,302

		401,302
HEALTH CARE PROVIDERS & SERVICES — 11.70%
Mediclinic International PLC	261,314	3,497,721
NMC Health PLC	74,356	1,319,554

		4,817,275

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 3.60%
Dubai Parks & Resorts PJSC[a]	3,315,143	$1,480,176

		1,480,176
OIL, GAS & CONSUMABLE FUELS — 1.64%
Dana Gas PJSC[a]	4,339,203	673,367

		673,367
REAL ESTATE MANAGEMENT & DEVELOPMENT — 21.33%
Aldar Properties PJSC	2,446,361	1,838,217
Deyaar Development PJSC[a]	1,528,012	247,520
Emaar Malls Group PJSC	739,409	555,599
Emaar Properties PJSC	2,600,170	5,026,056
Eshraq Properties Co. PJSC[a]	1,993,670	439,649
RAK Properties PJSC	2,162,294	359,097
Union Properties PJSC[a]	1,568,901	314,370

		8,780,508
THRIFTS & MORTGAGE FINANCE — 0.92%
Amlak Finance PJSC[a]	1,024,779	376,644

		376,644
TRANSPORTATION INFRASTRUCTURE — 4.49%
DP World Ltd.	99,975	1,849,538

		1,849,538

TOTAL COMMON STOCKS
(Cost: $42,142,369)		41,130,348

SHORT-TERM INVESTMENTS — 0.10%

MONEY MARKET FUNDS — 0.10%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	42,509	42,509

		42,509

TOTAL SHORT-TERM INVESTMENTS
(Cost: $42,509)		42,509

TOTAL INVESTMENTS IN SECURITIES — 100.04%
(Cost: $42,184,878)[d]		41,172,857
Other Assets, Less Liabilities — (0.04)%		(16,960)

NET ASSETS — 100.00%		$41,155,897

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $49,435,137. Net unrealized depreciation was $8,262,280, of which $2,041,435 represented gross unrealized appreciation on securities and $10,303,715 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI UAE CAPPED ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$41,130,348	$—	$—	$41,130,348
Money market funds	42,509	—	—	42,509

Total	$41,172,857	$—	$—	$41,172,857

See notes to financial statements.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2016

	iShares MSCI All Peru Capped ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF

ASSETS
Investments, at cost:
Unaffiliated	$272,954,313	$40,715,419	$2,091,373,261
Affiliated (Note 2)	96,476	32,159	264,169,656

Total cost of investments	$273,050,789	$40,747,578	$2,355,542,917

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$218,362,167	$49,890,132	$2,096,597,637
Affiliated (Note 2)	96,476	32,159	264,169,656

Total fair value of investments	218,458,643	49,922,291	2,360,767,293
Foreign currency, at value[b]	276,177	64,272	9,199,765
Foreign currency pledged to broker, at value[b]	—	—	741,715
Receivables:
Investment securities sold	9,559,108	39,182	23,182,962
Dividends and interest	140,364	101,321	405,086

Total Assets	228,434,292	50,127,066	2,394,296,821

LIABILITIES
Payables:
Investment securities purchased	10,222,826	13,435	32,889,002
Collateral for securities on loan (Note 1)	—	—	260,259,118
Capital shares redeemed	61,955	—	—
Futures variation margin	—	—	69,241
Foreign taxes (Note 1)	199	—	—
Investment advisory fees (Note 2)	123,626	26,566	1,088,083

Total Liabilities	10,408,606	40,001	294,305,444

NET ASSETS	$218,025,686	$50,087,065	$2,099,991,377

Net assets consist of:
Paid-in capital	$360,323,672	$87,200,914	$2,329,553,987
Undistributed (distributions in excess of) net investment income	(46,398)	(111,469)	17,863,598
Accumulated net realized loss	(87,653,327)	(46,182,663)	(252,668,107)
Net unrealized appreciation (depreciation)	(54,598,261)	9,180,283	5,241,899

NET ASSETS	$218,025,686	$50,087,065	$2,099,991,377

Shares outstanding[c]	6,650,000	4,350,000	44,800,000

Net asset value per share	$32.79	$11.51	$46.87

[a]	Securities on loan with values of $ —, $ — and $248,934,350, respectively. See Note 1.
[b]	Cost of foreign currency including currency at broker, if any: $277,082, $63,919 and $9,943,327, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2016

	iShares MSCI China Small-Cap ETF	iShares MSCI Indonesia ETF	iShares MSCI Philippines ETF

ASSETS
Investments, at cost:
Unaffiliated	$22,727,574	$733,911,030	$327,834,306
Affiliated (Note 2)	6,121,381	104,297	59,257

Total cost of investments	$28,848,955	$734,015,327	$327,893,563

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$19,642,793	$702,005,683	$316,182,855
Affiliated (Note 2)	6,121,381	104,297	59,257

Total fair value of investments	25,764,174	702,109,980	316,242,112
Foreign currency, at value[b]	16,445	400,317	253,447
Receivables:
Investment securities sold	124,468	—	4,278,096
Dividends and interest	44,076	68,305	624,522

Total Assets	25,949,163	702,578,602	321,398,177

LIABILITIES
Payables:
Investment securities purchased	129,525	—	3,803,727
Collateral for securities on loan (Note 1)	6,103,400	—	—
Capital shares redeemed	—	3,781	11,201
Investment advisory fees (Note 2)	10,133	376,857	180,136

Total Liabilities	6,243,058	380,638	3,995,064

NET ASSETS	$19,706,105	$702,197,964	$317,403,113

Net assets consist of:
Paid-in capital	$27,428,857	$794,579,303	$361,441,379
Undistributed (distributions in excess of) net investment income	(2,599)	(62,658)	19,665
Accumulated net realized loss	(4,635,284)	(60,408,705)	(32,410,246)
Net unrealized depreciation	(3,084,869)	(31,909,976)	(11,647,685)

NET ASSETS	$19,706,105	$702,197,964	$317,403,113

Shares outstanding[c]	450,000	27,200,000	8,100,000

Net asset value per share	$43.79	$25.82	$39.19

[a]	Securities on loan with values of $4,868,706, $ — and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $16,531, $404,767 and $251,031, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2016

	iShares MSCI Poland Capped ETF	iShares MSCI Qatar Capped ETF	iShares MSCI Saudi Arabia Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$273,246,558	$55,781,961	$4,816,510
Affiliated (Note 2)	7,608,434	65,229	1,845

Total cost of investments	$280,854,992	$55,847,190	$4,818,355

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$179,297,114	$53,440,886	$4,272,949
Affiliated (Note 2)	7,608,434	65,229	1,845

Total fair value of investments	186,905,548	53,506,115	4,274,794
Foreign currency, at value[b]	277,813	—	14,739
Receivables:
Investment securities sold	1,446,991	910,552	102,276
Dividends and interest	134,137	10	25,091
Tax reclaims	71,381	—	—

Total Assets	188,835,870	54,416,677	4,416,900

LIABILITIES
Payables:
Investment securities purchased	1,453,793	903,772	109,607
Collateral for securities on loan (Note 1)	7,546,737	—	—
Investment advisory fees (Note 2)	97,947	26,856	2,730

Total Liabilities	9,098,477	930,628	112,337

NET ASSETS	$179,737,393	$53,486,049	$4,304,563

Net assets consist of:
Paid-in capital	$318,091,145	$64,737,649	$4,962,929
Undistributed (distributions in excess of) net investment income	1,994,555	(66,825)	52,929
Accumulated net realized loss	(46,369,633)	(8,843,700)	(167,734)
Net unrealized depreciation	(93,978,674)	(2,341,075)	(543,561)

NET ASSETS	$179,737,393	$53,486,049	$4,304,563

Shares outstanding[c]	9,950,000	2,650,000	200,000

Net asset value per share	$18.06	$20.18	$21.52

[a]	Securities on loan with values of $7,152,398, $ — and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $283,693, $ — and $14,739, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2016

iShares MSCI UAE Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$42,142,369
Affiliated (Note 2)	42,509

Total cost of investments	$42,184,878

Investments in securities, at fair value (Note 1):
Unaffiliated	$41,130,348
Affiliated (Note 2)	42,509

Total fair value of investments	41,172,857
Foreign currency, at value[a]	7,436
Receivables:
Investment securities sold	589,536
Interest	10

Total Assets	41,769,839

LIABILITIES
Payables:
Investment securities purchased	595,115
Investment advisory fees (Note 2)	18,827

Total Liabilities	613,942

NET ASSETS	$41,155,897

Net assets consist of:
Paid-in capital	$58,936,123
Undistributed net investment income	30,133
Accumulated net realized loss	(16,798,344)
Net unrealized depreciation	(1,012,015)

NET ASSETS	$41,155,897

Shares outstanding[b]	2,400,000

Net asset value per share	$17.15

[a]	Cost of foreign currency: $7,429.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2016

	iShares MSCI All Peru Capped ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,971,389	$981,570	$52,204,301
Dividends — affiliated (Note 2)	276	47	5,182
Securities lending income — affiliated — net (Note 2)	—	—	2,637,553

	2,971,665	981,617	54,847,036
Less: Other foreign taxes (Note 1)	(649)	—	—

Total investment income	2,971,016	981,617	54,847,036

EXPENSES
Investment advisory fees (Note 2)	1,008,652	183,129	12,113,646

Total expenses	1,008,652	183,129	12,113,646

Net investment income	1,962,364	798,488	42,733,390

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(39,070,764)	(11,251,154)	(195,627,164)
In-kind redemptions — unaffiliated	3,143,594	—	14,456,005
Futures contracts	—	—	2,250,383
Foreign currency transactions	(59,343)	(80,403)	17,961

Net realized loss	(35,986,513)	(11,331,557)	(178,902,815)

Net change in unrealized appreciation/depreciation on:
Investments	97,076,173	22,382,648	267,533,327
Futures contracts	—	—	203,660
Translation of assets and liabilities in foreign currencies	(3,827)	31,808	(5,503)

Net change in unrealized appreciation/depreciation	97,072,346	22,414,456	267,731,484

Net realized and unrealized gain	61,085,833	11,082,899	88,828,669

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,048,197	$11,881,387	$131,562,059

[a]	Net of foreign withholding tax of $118,317, $40,442 and $4,065,724, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2016

	iShares MSCI China Small-Cap ETF	iShares MSCI Indonesia ETF	iShares MSCI Philippines ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$512,287	$8,686,630	$3,320,599
Dividends — affiliated (Note 2)	72	632	249
Securities lending income — affiliated — net (Note 2)	275,873	—	—

Total investment income	788,232	8,687,262	3,320,848

EXPENSES
Investment advisory fees (Note 2)	140,070	2,618,299	1,738,932

Total expenses	140,070	2,618,299	1,738,932

Net investment income	648,162	6,068,963	1,581,916

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,398,310)	(22,872,153)	(7,956,861)
In-kind redemptions — unaffiliated	(214,163)	(13,726,153)	10,240,758
Foreign currency transactions	(857)	(36,202)	10,912

Net realized gain (loss)	(2,613,330)	(36,634,508)	2,294,809

Net change in unrealized appreciation/depreciation on:
Investments	4,304,640	131,749,004	20,736,465
Translation of assets and liabilities in foreign currencies	(60)	6,009	9,922

Net change in unrealized appreciation/depreciation	4,304,580	131,755,013	20,746,387

Net realized and unrealized gain	1,691,250	95,120,505	23,041,196

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,339,412	$101,189,468	$24,623,112

[a]	Net of foreign withholding tax of $9,308, $1,553,580 and $1,423,114, respectively.

See notes to financial statements.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2016

	iShares MSCI Poland Capped ETF	iShares MSCI Qatar Capped ETF	iShares MSCI Saudi Arabia Capped ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$4,883,928	$1,835,442	$187,663
Dividends — affiliated (Note 2)	217	318	3
Securities lending income — affiliated — net (Note 2)	185,287	—	—

Total investment income	5,069,432	1,835,760	187,666

EXPENSES
Investment advisory fees (Note 2)	1,120,883	286,616	31,187

Total expenses	1,120,883	286,616	31,187

Net investment income	3,948,549	1,549,144	156,479

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(19,250,037)	(4,079,619)	(167,734)
In-kind redemptions — unaffiliated	(5,476,467)	—	—
Foreign currency transactions	(32,572)	(7,159)	(441)

Net realized loss	(24,759,076)	(4,086,778)	(168,175)

Net change in unrealized appreciation/depreciation on:
Investments	(13,591,837)	1,313,485	(543,561)
Translation of assets and liabilities in foreign currencies	(6,623)	—	—

Net change in unrealized appreciation/depreciation	(13,598,460)	1,313,485	(543,561)

Net realized and unrealized loss	(38,357,536)	(2,773,293)	(711,736)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,408,987)	$(1,224,149)	$(555,257)

[a]	For the period from September 16, 2015 (commencement of operations) to August 31, 2016.
[b]	Net of foreign withholding tax of $854,178, $ — and $6,594, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2016

iShares MSCI UAE Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$1,382,500 [a]
Dividends — affiliated (Note 2)	133

Total investment income	1,382,633

EXPENSES
Investment advisory fees (Note 2)	185,858

Total expenses	185,858

Net investment income	1,196,775

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,682,725)
In-kind redemptions — unaffiliated	163,432
Foreign currency transactions	(17,621)

Net realized loss	(5,536,914)

Net change in unrealized appreciation/depreciation on:
Investments	3,815,374
Translation of assets and liabilities in foreign currencies	40

Net change in unrealized appreciation/depreciation	3,815,414

Net realized and unrealized loss	(1,721,500)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(524,725)

[a]	Includes $287,663 related to a special distribution from Mediclinic International PLC.

See notes to financial statements.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI All Peru Capped ETF		iShares MSCI Brazil Small-Cap ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,962,364	$2,481,013	$798,488	$914,679
Net realized loss	(35,986,513)	(37,918,254)	(11,331,557)	(20,631,912)
Net change in unrealized appreciation/depreciation	97,072,346	(58,356,098)	22,414,456	(11,726,810)

Net increase (decrease) in net assets resulting from operations	63,048,197	(93,793,339)	11,881,387	(31,444,043)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,162,091)	(2,665,421)	(679,799)	(1,023,857)
Return of capital	—	—	—	(10,630)

Total distributions to shareholders	(2,162,091)	(2,665,421)	(679,799)	(1,034,487)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	72,962,118	124,545,347	14,888,226	61,727,326
Cost of shares redeemed	(47,417,453)	(149,030,849)	(3,192,180)	(43,010,391)

Net increase (decrease) in net assets from capital share transactions	25,544,665	(24,485,502)	11,696,046	18,716,935

INCREASE (DECREASE) IN NET ASSETS	86,430,771	(120,944,262)	22,897,634	(13,761,595)

NET ASSETS
Beginning of year	131,594,915	252,539,177	27,189,431	40,951,026

End of year	$218,025,686	$131,594,915	$50,087,065	$27,189,431

Distributions in excess of net investment income included in net assets at end of year	$(46,398)	$(26,537)	$(111,469)	$(161,342)

SHARES ISSUED AND REDEEMED
Shares sold	2,650,000	3,650,000	1,450,000	4,050,000
Shares redeemed	(1,700,000)	(4,850,000)	(450,000)	(2,650,000)

Net increase (decrease) in shares outstanding	950,000	(1,200,000)	1,000,000	1,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI China ETF		iShares MSCI China Small-Cap ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$42,733,390	$44,616,022	$648,162	$894,017
Net realized gain (loss)	(178,902,815)	(20,335,293)	(2,613,330)	1,650,024
Net change in unrealized appreciation/depreciation	267,731,484	(296,198,598)	4,304,580	(8,662,972)

Net increase (decrease) in net assets resulting from operations	131,562,059	(271,917,869)	2,339,412	(6,118,931)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(41,167,086)	(35,519,586)	(768,088)	(1,013,156)

Total distributions to shareholders	(41,167,086)	(35,519,586)	(768,088)	(1,013,156)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	351,971,009	1,083,775,135	1,041	9,519,850
Cost of shares redeemed	(157,677,223)	(93,593,554)	(6,512,739)	(11,549,036)

Net increase (decrease) in net assets from capital share transactions	194,293,786	990,181,581	(6,511,698)	(2,029,186)

INCREASE (DECREASE) IN NET ASSETS	284,688,759	682,744,126	(4,940,374)	(9,161,273)

NET ASSETS
Beginning of year	1,815,302,618	1,132,558,492	24,646,479	33,807,752

End of year	$2,099,991,377	$1,815,302,618	$19,706,105	$24,646,479

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$17,863,598	$16,159,277	$(2,599)	$25,310

SHARES ISSUED AND REDEEMED
Shares sold	7,800,000	19,900,000	—	150,000
Shares redeemed	(3,800,000)	(1,600,000)	(150,000)	(250,000)

Net increase (decrease) in shares outstanding	4,000,000	18,300,000	(150,000)	(100,000)

See notes to financial statements.

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Indonesia ETF		iShares MSCI Philippines ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,068,963	$6,025,267	$1,581,916	$3,542,631
Net realized gain (loss)	(36,634,508)	(46,924,048)	2,294,809	14,537,095
Net change in unrealized appreciation/depreciation	131,755,013	(109,458,855)	20,746,387	(42,267,364)

Net increase (decrease) in net assets resulting from operations	101,189,468	(150,357,636)	24,623,112	(24,187,638)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,726,092)	(7,146,963)	(2,096,978)	(3,401,574)
Return of capital	(324,115)	—	—	—

Total distributions to shareholders	(6,050,207)	(7,146,963)	(2,096,978)	(3,401,574)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	618,736,023	350,507,801	217,152,095	181,925,965
Cost of shares redeemed	(280,057,830)	(501,033,410)	(188,547,640)	(239,377,426)

Net increase (decrease) in net assets from capital share transactions	338,678,193	(150,525,609)	28,604,455	(57,451,461)

INCREASE (DECREASE) IN NET ASSETS	433,817,454	(308,030,208)	51,130,589	(85,040,673)

NET ASSETS
Beginning of year	268,380,510	576,410,718	266,272,524	351,313,197

End of year	$702,197,964	$268,380,510	$317,403,113	$266,272,524

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(62,658)	$(369,327)	$19,665	$523,815

SHARES ISSUED AND REDEEMED
Shares sold	27,200,000	12,900,000	5,900,000	4,550,000
Shares redeemed	(13,300,000)	(19,800,000)	(5,300,000)	(6,250,000)

Net increase (decrease) in shares outstanding	13,900,000	(6,900,000)	600,000	(1,700,000)

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Poland Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,948,549	$5,750,522
Net realized loss	(24,759,076)	(32,171,586)
Net change in unrealized appreciation/depreciation	(13,598,460)	(29,261,221)

Net decrease in net assets resulting from operations	(34,408,987)	(55,682,285)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,589,910)	(7,044,918)

Total distributions to shareholders	(2,589,910)	(7,044,918)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	108,806,967	124,802,601
Cost of shares redeemed	(85,638,124)	(165,563,821)

Net increase (decrease) in net assets from capital share transactions	23,168,843	(40,761,220)

DECREASE IN NET ASSETS	(13,830,054)	(103,488,423)

NET ASSETS
Beginning of year	193,567,447	297,055,870

End of year	$179,737,393	$193,567,447

Undistributed net investment income included in net assets at end of year	$1,994,555	$667,515

SHARES ISSUED AND REDEEMED
Shares sold	5,750,000	4,850,000
Shares redeemed	(4,750,000)	(6,500,000)

Net increase (decrease) in shares outstanding	1,000,000	(1,650,000)

See notes to financial statements.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Qatar Capped ETF			iShares MSCI Saudi Arabia Capped ETF
	Year ended August 31, 2016	Period from August 1, 2015 to August 31, 2015[a]	Year ended July 31, 2015	Period from September 16, 2015[b] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$1,549,144	$(24,706)	$1,188,326	$156,479
Net realized loss	(4,086,778)	(732,039)	(3,676,376)	(168,175)
Net change in unrealized appreciation/depreciation	1,313,485	(937,120)	(1,737,468)	(543,561)

Net decrease in net assets resulting from operations	(1,224,149)	(1,693,865)	(4,225,518)	(555,257)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,597,151)	—	(1,237,579)	(103,109)
Return of capital	(37,823)	—	—	—

Total distributions to shareholders	(1,634,974)	—	(1,237,579)	(103,109)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,039,707	1,215,687	36,943,689	4,962,929
Cost of shares redeemed	(7,694,517)	(2,112,214)	(19,743,106)	—

Net increase (decrease) in net assets from capital share transactions	11,345,190	(896,527)	17,200,583	4,962,929

INCREASE (DECREASE) IN NET ASSETS	8,486,067	(2,590,392)	11,737,486	4,304,563

NET ASSETS
Beginning of period	44,999,982	47,590,374	35,852,888	—

End of period	$53,486,049	$44,999,982	$47,590,374	$4,304,563

Undistributed (distributions in excess of) net investment income or accumulated net investment loss included in net assets at end of period	$(66,825)	$(11,659)	$(37,617)	$52,929

SHARES ISSUED AND REDEEMED
Shares sold	950,000	50,000	1,500,000	200,000
Shares redeemed	(400,000)	(100,000)	(800,000)	—

Net increase (decrease) in shares outstanding	550,000	(50,000)	700,000	200,000

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.
[b]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI UAE Capped ETF
	Year ended August 31, 2016	Period from August 1, 2015 to August 31, 2015[a]	Year ended July 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$1,196,775	$(20,536)	$2,061,633
Net realized loss	(5,536,914)	(26,278)	(9,688,331)
Net change in unrealized appreciation/depreciation	3,815,414	(3,454,541)	968,435

Net decrease in net assets resulting from operations	(524,725)	(3,501,355)	(6,658,263)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,213,587)	—	(2,090,666)

Total distributions to shareholders	(1,213,587)	—	(2,090,666)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,543,971	916,895	15,545,495
Cost of shares redeemed	(8,821,510)	—	(24,650,566)

Net increase (decrease) in net assets from capital share transactions	11,722,461	916,895	(9,105,071)

INCREASE (DECREASE) IN NET ASSETS	9,984,149	(2,584,460)	(17,854,000)

NET ASSETS
Beginning of period	31,171,748	33,756,208	51,610,208

End of period	$41,155,897	$31,171,748	$33,756,208

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$30,133	$48,087	$(32,653)

SHARES ISSUED AND REDEEMED
Shares sold	1,200,000	50,000	700,000
Shares redeemed	(500,000)	—	(1,200,000)

Net increase (decrease) in shares outstanding	700,000	50,000	(500,000)

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.

See notes to financial statements.

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI All Peru Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$23.09	$36.60	$33.90	$41.33	$42.15

Income from investment operations:
Net investment income[a]	0.33	0.36	0.45	0.94	0.99
Net realized and unrealized gain (loss)[b]	9.73	(13.48)	2.73	(7.07)	(0.67)

Total from investment operations	10.06	(13.12)	3.18	(6.13)	0.32

Less distributions from:
Net investment income	(0.36)	(0.39)	(0.48)	(1.30)	(1.14)

Total distributions	(0.36)	(0.39)	(0.48)	(1.30)	(1.14)

Net asset value, end of year	$32.79	$23.09	$36.60	$33.90	$41.33

Total return	44.13%	(36.15)%	9.50%	(15.36)%	0.79%

Ratios/Supplemental data:
Net assets, end of year (000s)	$218,026	$131,595	$252,539	$313,565	$332,708
Ratio of expenses to average net assets	0.63%	0.61%	0.51%	0.51%	0.51%
Ratio of expenses to average net assets prior to waived fees	n/a	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	1.23%	1.15%	1.33%	2.24%	2.37%
Portfolio turnover rate[c]	22%	21%	13%	11%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the year ended August 31, 2016 was 22%. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Brazil Small-Cap ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$8.12	$21.00	$19.78	$25.65	$26.81

Income from investment operations:
Net investment income[a]	0.24	0.37	0.47	0.32	0.56
Net realized and unrealized gain (loss)[b]	3.35	(12.85)	1.13	(5.59)	(1.14)

Total from investment operations	3.59	(12.48)	1.60	(5.27)	(0.58)

Less distributions from:
Net investment income	(0.20)	(0.40)	(0.38)	(0.43)	(0.58)
Return of capital	—	(0.00)[c]	—	(0.17)	—

Total distributions	(0.20)	(0.40)	(0.38)	(0.60)	(0.58)

Net asset value, end of year	$11.51	$8.12	$21.00	$19.78	$25.65

Total return	45.17%	(60.01)%	8.18%	(21.00)%	(1.82)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$50,087	$27,189	$40,951	$34,608	$51,307
Ratio of expenses to average net assets	0.63%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	2.77%	2.87%	2.36%	1.25%	2.27%
Portfolio turnover rate[d]	38%	172%	40%	51%	67%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31,2014, August 31, 2013 and August 31 2012 were 28%, 39%, 35%, 39% and 43%, respectively. See Note 4.

See notes to financial statements.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI China ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$44.49	$50.34	$43.90	$39.68	$44.50

Income from investment operations:
Net investment income[a]	0.97	1.41	1.15	1.36	1.56
Net realized and unrealized gain (loss)[b]	2.34	(6.21)	6.24	3.88	(5.46)

Total from investment operations	3.31	(4.80)	7.39	5.24	(3.90)

Less distributions from:
Net investment income	(0.93)	(1.05)	(0.95)	(1.02)	(0.92)

Total distributions	(0.93)	(1.05)	(0.95)	(1.02)	(0.92)

Net asset value, end of year	$46.87	$44.49	$50.34	$43.90	$39.68

Total return	7.63%	(9.86)%	17.03%	13.40%	(8.80)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,099,991	$1,815,303	$1,132,558	$856,075	$349,140
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	2.24%	2.65%	2.48%	3.02%	3.69%
Portfolio turnover rate[c]	27%	14%	7%	10%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015 and August 31, 2014 were 27%, 14% and 7%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI China Small-Cap ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$41.08	$48.30	$41.98	$32.15	$41.04

Income from investment operations:
Net investment income[a]	1.25	1.24	1.09	1.07	0.92
Net realized and unrealized gain (loss)[b]	2.99	(7.18)	6.55	9.87	(8.98)

Total from investment operations	4.24	(5.94)	7.64	10.94	(8.06)

Less distributions from:
Net investment income	(1.53)	(1.28)	(1.32)	(1.11)	(0.83)

Total distributions	(1.53)	(1.28)	(1.32)	(1.11)	(0.83)

Net asset value, end of year	$43.79	$41.08	$48.30	$41.98	$32.15

Total return	10.50%	(12.94)%	18.46%	34.30%	(19.70)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$19,706	$24,646	$33,808	$31,487	$14,468
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	2.95%	2.44%	2.38%	2.60%	2.60%
Portfolio turnover rate[c]	31%	35%	33%	27%	33%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 31%, 32%, 33% and 27%, respectively. See Note 4.

See notes to financial statements.

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Indonesia ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$20.18	$28.54	$24.78	$28.49	$31.43

Income from investment operations:
Net investment income[a]	0.34	0.31	0.37	0.53	0.39
Net realized and unrealized gain (loss)[b]	5.59	(8.29)	3.75	(3.77)	(2.88)

Total from investment operations	5.93	(7.98)	4.12	(3.24)	(2.49)

Less distributions from:
Net investment income	(0.27)	(0.38)	(0.36)	(0.47)	(0.45)
Return of capital	(0.02)	—	—	—	—

Total distributions	(0.29)	(0.38)	(0.36)	(0.47)	(0.45)

Net asset value, end of year	$25.82	$20.18	$28.54	$24.78	$28.49

Total return	29.59%	(28.13)%	16.79%	(11.67)%	(7.92)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$702,198	$268,381	$576,411	$392,769	$282,073
Ratio of expenses to average net assets	0.63%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	1.47%	1.16%	1.41%	1.67%	1.31%
Portfolio turnover rate[c]	5%	4%	8%	15%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Philippines ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$35.50	$38.19	$31.93	$29.37	$24.74

Income from investment operations:
Net investment income[a]	0.21	0.34	0.35	0.42	0.33
Net realized and unrealized gain (loss)[b]	3.74	(2.70)	6.22	2.47	4.62

Total from investment operations	3.95	(2.36)	6.57	2.89	4.95

Less distributions from:
Net investment income	(0.26)	(0.33)	(0.31)	(0.33)	(0.32)

Total distributions	(0.26)	(0.33)	(0.31)	(0.33)	(0.32)

Net asset value, end of year	$39.19	$35.50	$38.19	$31.93	$29.37

Total return	11.19%	(6.21)%	20.53%[c]	9.81%	20.08%

Ratios/Supplemental data:
Net assets, end of year (000s)	$317,403	$266,273	$351,313	$277,824	$98,380
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	0.58%	0.85%	1.02%	1.14%	1.21%
Portfolio turnover rate[d]	10%	12%	24%	23%	25%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 20.63%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Poland Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$21.63	$28.02	$27.12	$24.31	$30.61

Income from investment operations:
Net investment income[a]	0.42	0.65	0.84	0.74	1.22
Net realized and unrealized gain (loss)[b]	(3.70)	(6.25)	1.04	2.94	(6.23)

Total from investment operations	(3.28)	(5.60)	1.88	3.68	(5.01)

Less distributions from:
Net investment income	(0.29)	(0.79)	(0.98)	(0.87)	(1.29)

Total distributions	(0.29)	(0.79)	(0.98)	(0.87)	(1.29)

Net asset value, end of year	$18.06	$21.63	$28.02	$27.12	$24.31

Total return	(15.17)%	(20.31)%	6.82%	15.13%	(15.88)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$179,737	$193,567	$297,056	$277,933	$127,635
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	2.24%	2.60%	2.83%	2.73%	5.03%
Portfolio turnover rate[c]	10%	17%	10%	21%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Qatar Capped ETF
	Year ended Aug. 31, 2016	Period from Aug. 1, 2015 to Aug. 31, 2015[a]	Year ended Jul. 31, 2015	Period from Apr. 29, 2014[b] to Jul. 31, 2014
Net asset value, beginning of period	$21.43	$22.14	$24.73	$24.26

Income from investment operations:
Net investment income (loss)[c]	0.67	(0.01)	0.70	(0.02)
Net realized and unrealized gain (loss)[d]	(1.24)	(0.70)	(2.44)	0.49

Total from investment operations	(0.57)	(0.71)	(1.74)	0.47

Less distributions from:
Net investment income	(0.66)	—	(0.85)	—
Return of capital	(0.02)	—	—	—

Total distributions	(0.68)	—	(0.85)	—

Net asset value, end of period	$20.18	$21.43	$22.14	$24.73

Total return	(2.32)%	(3.21)%[e]	(7.10)%	1.94%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$53,486	$45,000	$47,590	$35,853
Ratio of expenses to average net assets[f]	0.64%	0.63%	0.62%	0.61%
Ratio of net investment income to average net assets[f]	3.44%	(0.63)%	2.94%	(0.34)%
Portfolio turnover rate[g]	29%	5%	85%	11%

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the year ended August 31, 2016, the period ended August 31, 2015, the year ended July 31, 2015 and the period ended July 31, 2014 were 12%, 2%, 37% and 0%, respectively. See Note 4.

See notes to financial statements.

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Saudi Arabia Capped ETF

Period from Sep. 16, 2015[a] to Aug. 31, 2016
Net asset value, beginning of period	$24.92

Income from investment operations:
Net investment income[b]	0.81
Net realized and unrealized loss[c]	(3.69)

Total from investment operations	(2.88)

Less distributions from:
Net investment income	(0.52)

Total distributions	(0.52)

Net asset value, end of period	$21.52

Total return	(11.64)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,305
Ratio of expenses to average net assets[e]	0.74%
Ratio of net investment income to average net assets[e]	3.71%
Portfolio turnover rate[f]	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2016 was 17%. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI UAE Capped ETF
	Year ended Aug. 31, 2016	Period from Aug. 1, 2015 to Aug. 31, 2015[a]	Year ended Jul. 31, 2015	Period from Apr. 29, 2014[b] to Jul. 31, 2014
Net asset value, beginning of period	$18.34	$20.46	$24.00	$25.04

Income from investment operations:
Net investment income (loss)[c]	0.68 [d]	(0.01)	1.01	0.01
Net realized and unrealized loss[e]	(1.19)	(2.11)	(3.56)	(1.01)

Total from investment operations	(0.51)	(2.12)	(2.55)	(1.00)

Less distributions from:
Net investment income	(0.68)	—	(0.99)	(0.04)

Total distributions	(0.68)	—	(0.99)	(0.04)

Net asset value, end of period	$17.15	$18.34	$20.46	$24.00

Total return	(2.66)%	(10.36)%[f]	(10.33)%	(4.00)%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$41,156	$31,172	$33,756	$51,610
Ratio of expenses to average net assets[g]	0.64%	0.63%	0.62%	0.62%
Ratio of net investment income to average net assets[g]	4.09%[d]	(0.76)%	4.81%	0.19%
Portfolio turnover rate[h]	55%	1%	72%	22%

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	Includes a special distribution from Mediclinic International PLC. Excluding such special distribution, the net investment income would have been $0.52 per share and 3.11% of average net assets.
[e]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2016, the period ended August 31, 2015, the year ended July 31, 2015 and the period ended July 31, 2014 were 29%, 1%, 38% and 1%, respectively. See Note 4.

See notes to financial statements.

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI All Peru Capped	Non-diversified
MSCI Brazil Small-Cap	Diversified
MSCI China	Non-diversified
MSCI China Small-Cap	Diversified
MSCI Indonesia	Non-diversified

iShares ETF	Diversification Classification
MSCI Philippines	Non-diversified
MSCI Poland Capped	Non-diversified
MSCI Qatar Capped	Non-diversified
MSCI Saudi Arabia Capped[a]	Non-diversified
MSCI UAE Capped	Non-diversified

[a]	The Fund commenced operations on September 16, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI China
Barclays Capital Inc.	$17,832	$17,832	$—
BNP Paribas Prime Brokerage International Ltd.	3,699,550	3,699,550	—
Citigroup Global Markets Inc.	8,444,563	8,444,563	—
Credit Suisse Securities (USA) LLC	3,081,941	3,081,941	—
Deutsche Bank Securities Inc.	10,168,533	10,168,533	—
Goldman Sachs & Co.	34,350,468	34,350,468	—
HSBC Bank PLC	25,827	25,827	—
JPMorgan Clearing Corp.	61,427,990	61,427,990	—
Merrill Lynch, Pierce, Fenner & Smith	54,382,781	54,382,781	—
Morgan Stanley & Co. LLC	24,620,317	24,620,317	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	3,479,325	3,374,178	(105,147)
UBS Securities LLC	109,200	109,200	—
Wells Fargo Securities LLC	45,126,023	45,126,023	—

	$248,934,350	$248,829,203	$(105,147)

MSCI China Small-Cap
Barclays Capital Inc.	$189,068	$189,068	$—
Citigroup Global Markets Inc.	165,037	165,037	—
Credit Suisse Securities (USA) LLC	318,776	318,776	—
Deutsche Bank Securities Inc.	286,386	286,386	—
Goldman Sachs & Co.	880,261	880,261	—
HSBC Bank PLC	452,132	452,132	—
Jefferies LLC	1,422	1,422	—
JPMorgan Clearing Corp.	652,732	652,732	—
Merrill Lynch, Pierce, Fenner & Smith	610,817	610,817	—
Morgan Stanley & Co. LLC	770,775	770,775	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	29,222	29,222	—
SG Americas Securities LLC	18,559	18,559	—
State Street Bank & Trust Company	207,564	207,564	—
UBS Securities LLC	285,955	285,955	—

	$4,868,706	$4,868,706	$—

MSCI Poland Capped
Citigroup Global Markets Inc.	$4,785,238	$4,785,238	$—
Deutsche Bank Securities Inc.	496,356	496,356	—
JPMorgan Clearing Corp.	320,644	320,644	—
Merrill Lynch, Pierce, Fenner & Smith	92,551	92,551	—
UBS Securities LLC	1,457,609	1,457,609	—

	$7,152,398	$7,152,398	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI All Peru Capped, iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Philippines, iShares MSCI Poland Capped, iShares MSCI Qatar Capped and iShares MSCI UAE Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $24 billion[a]
0.48	Over $24 billion, up to and including $32 billion[a]
0.45	Over $32 billion

[a]	Breakpoint level was added or amended effective July 1, 2016.

For its investment advisory services to the iShares MSCI Saudi Arabia Capped ETF, BFA is entitled to an annual investment advisory fee of 0.74% based on the average daily net assets of the Fund.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI China	$690,756
MSCI China Small-Cap	67,790
MSCI Poland Capped	45,933

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI All Peru Capped	$10,149,191	$590,239
MSCI China	3,068,635	26,479,513
MSCI China Small-Cap	138,691	—
MSCI Poland Capped	2,841,259	52,737
MSCI Qatar Capped	127,320	102,923
MSCI UAE Capped	1,613,182	351,301

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI All Peru Capped	$36,676,876	$35,645,329
MSCI Brazil Small-Cap	23,149,013	11,320,333
MSCI China	613,248,492	507,257,616
MSCI China Small-Cap	6,864,434	8,143,005
MSCI Indonesia	24,740,487	19,094,433
MSCI Philippines	27,484,437	27,781,569
MSCI Poland Capped	17,458,915	17,144,088
MSCI Qatar Capped	24,306,177	13,085,674
MSCI Saudi Arabia Capped	5,739,264	755,020
MSCI UAE Capped	26,755,088	16,454,630

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI All Peru Capped	$71,730,546	$46,706,900
MSCI China	248,453,400	154,521,967
MSCI China Small-Cap	—	5,320,396
MSCI Indonesia	610,688,429	278,341,818
MSCI Philippines	216,498,444	188,108,923
MSCI Poland Capped	108,153,326	84,863,557
MSCI UAE Capped	2,355,032	952,845

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI China ETF as of August 31, 2016 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$19,680

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI China ETF during the year ended August 31, 2016 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$2,250,383	$203,660

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI China ETF for the year ended August 31, 2016:

Average value of contracts purchased	$4,149,269

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI All Peru Capped	$(3,646,349)	$179,866	$3,466,483
MSCI Brazil Small-Cap	—	(68,816)	68,816
MSCI China	(6,129,562)	138,017	5,991,545
MSCI China Small-Cap	(378,419)	92,017	286,402
MSCI Indonesia	(21,066,501)	(36,202)	21,102,703
MSCI Philippines	5,470,276	10,912	(5,481,188)
MSCI Poland Capped	(14,470,900)	(31,599)	14,502,499
MSCI Qatar Capped	—	(7,159)	7,159
MSCI Saudi Arabia Capped	—	(441)	441
MSCI UAE Capped	160,904	(1,142)	(159,762)

The tax character of distributions paid during the years ended August 31, 2016, August 31, 2015 and, where applicable, July 31, 2015 was as follows:

iShares ETF	Year ended August 31, 2016	Year ended August 31, 2015	Year ended July 31, 2015
MSCI All Peru Capped
Ordinary income	$2,162,091	$2,665,421

MSCI Brazil Small-Cap
Ordinary income	$679,799	$1,023,857
Return of capital	—	10,630

	$679,799	$1,034,487

MSCI China
Ordinary income	$41,167,086	$35,519,586

MSCI China Small-Cap
Ordinary income	$768,088	$1,013,156

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Year ended August 31, 2016	Year ended August 31, 2015	Year ended July 31, 2015
MSCI Indonesia
Ordinary income	$5,726,092	$7,146,963
Return of capital	324,115	—

	$6,050,207	$7,146,963

MSCI Philippines
Ordinary income	$2,096,978	$3,401,574

MSCI Poland Capped
Ordinary income	$2,589,910	$7,044,918

MSCI Qatar Capped
Ordinary income	$1,597,151	$—	$1,237,579
Return of capital	37,823	—	—

	$1,634,974	$—	$1,237,579

MSCI Saudi Arabia Capped
Ordinary income	$103,109	N/A

MSCI UAE Capped
Ordinary income	$1,213,587	$—	$2,090,666

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI All Peru Capped	$—	$(44,956,203)	$(65,759,895)	$(31,581,888)	$(142,297,986)
MSCI Brazil Small-Cap	64,911	(22,816,649)	(862,808)	(13,499,303)	(37,113,849)
MSCI China	18,310,354	(56,808,559)	(83,786,412)	(107,277,993)	(229,562,610)
MSCI China Small-Cap	304,886	(1,865,131)	(3,734,961)	(2,427,546)	(7,722,752)
MSCI Indonesia	—	(38,805,669)	(38,146,362)	(15,429,308)	(92,381,339)
MSCI Philippines	19,665	(25,985,091)	(14,116,276)	(3,956,564)	(44,038,266)
MSCI Poland Capped	2,506,014	(30,257,933)	(104,458,074)	(6,143,759)	(138,353,752)
MSCI Qatar Capped	—	(2,790,520)	(6,506,015)	(1,955,065)	(11,251,600)
MSCI Saudi Arabia Capped	52,929	—	(556,518)	(154,777)	(658,366)
MSCI UAE Capped	403,694	(7,345,153)	(8,262,274)	(2,576,493)	(17,780,226)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

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iSHARES® TRUST

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2019	Total
MSCI All Peru Capped	$44,475,179	$481,024	$44,956,203
MSCI Brazil Small-Cap	22,816,649	—	22,816,649
MSCI China	56,808,559	—	56,808,559
MSCI China Small-Cap	1,865,131	—	1,865,131
MSCI Indonesia	38,785,340	20,329	38,805,669
MSCI Philippines	25,985,091	—	25,985,091
MSCI Poland Capped	30,257,928	5	30,257,933
MSCI Qatar Capped	2,790,520	—	2,790,520
MSCI UAE Capped	7,345,153	—	7,345,153

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	95

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI All Peru Capped ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Philippines ETF, iShares MSCI Poland Capped ETF, iShares MSCI Qatar Capped ETF, iShares MSCI Saudi Arabia Capped ETF and iShares MSCI UAE Capped ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI All Peru Capped	$909,836
MSCI China	40,268,445
MSCI China Small-Cap	92,706
MSCI Indonesia	10,101,895
MSCI Philippines	4,549,264
MSCI Poland Capped	5,624,852
MSCI UAE Capped	321,831

For corporate shareholders, the percentage of income dividends paid by the iShares MSCI All Peru Capped ETF during the fiscal year ended August 31, 2016 that qualified for the dividends-received deduction was 7.64%.

For the fiscal year ended August 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Peru Capped	$3,089,706	$118,311
MSCI Brazil Small-Cap	1,022,012	40,144
MSCI China	56,270,142	4,065,724
MSCI China Small-Cap	521,595	9,282
MSCI Indonesia	10,240,210	1,552,856

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Philippines	$4,743,713	$1,423,057
MSCI Poland Capped	5,738,106	854,098
MSCI Qatar Capped	1,835,442	—
MSCI Saudi Arabia Capped	194,257	6,590
MSCI UAE Capped	1,382,497	—

TAX INFORMATION	97

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI All Peru Capped ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI Indonesia ETF and iShares MSCI Philippines ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

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The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	99

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for additional breakpoints, as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal, in a manner more favorable to the Funds, regarding adding additional breakpoints to the Funds. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI China ETF and iShares MSCI Qatar Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed

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information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for additional breakpoints, as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal, in a manner more favorable to the Funds, regarding adding additional breakpoints to the Funds. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

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Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI China Small-Cap ETF, iShares MSCI Poland Capped ETF and iShares MSCI UAE Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each

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Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds, except for iShares MSCI Poland Capped ETF, which were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

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Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for additional breakpoints, as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal, in a manner more favorable to the Funds, regarding adding additional breakpoints to the Funds. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically

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based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Saudi Arabia Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the

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extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as

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necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same

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investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI All Peru Capped	$0.330110	$—	$0.029630	$0.359740	92%	—%	8%	100%
MSCI China	0.934456	—	—	0.934456	100	—	—	100
MSCI China Small-Cap	1.494471	—	0.035890	1.530361	98	—	2	100
MSCI Indonesia	0.292708	—	—	0.292708	100	—	—	100
MSCI Philippines	0.216422	—	0.046822	0.263244	82	—	18	100
MSCI Poland Capped	0.292532	—	—	0.292532	100	—	—	100
MSCI Qatar Capped	0.681995	—	—	0.681995	100	—	—	100
MSCI UAE Capped	0.681135	—	—	0.681135	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Peru Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	44	3.18
Greater than 0.5% and Less than 1.0%	123	8.89
Between 0.5% and –0.5%	675	48.82
Less than –0.5% and Greater than –1.0%	401	29.00
Less than –1.0% and Greater than –1.5%	93	6.72
Less than –1.5% and Greater than –2.0%	25	1.81
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5%	1	0.07

	1,383	100.00%

iShares MSCI Brazil Small-Cap ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	6	0.43
Greater than 2.5% and Less than 3.0%	35	2.53
Greater than 2.0% and Less than 2.5%	70	5.06
Greater than 1.5% and Less than 2.0%	75	5.42
Greater than 1.0% and Less than 1.5%	99	7.16
Greater than 0.5% and Less than 1.0%	184	13.30
Between 0.5% and –0.5%	611	44.19
Less than –0.5% and Greater than –1.0%	206	14.91
Less than –1.0% and Greater than –1.5%	67	4.84
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0%	1	0.07

	1,383	100.00%

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iSHARES® TRUST

iShares MSCI China ETF

Period Covered: March 29, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	5	0.38%
Greater than 3.0% and Less than 3.5%	5	0.38
Greater than 2.5% and Less than 3.0%	10	0.76
Greater than 2.0% and Less than 2.5%	27	2.04
Greater than 1.5% and Less than 2.0%	39	2.95
Greater than 1.0% and Less than 1.5%	100	7.55
Greater than 0.5% and Less than 1.0%	245	18.49
Between 0.5% and –0.5%	587	44.33
Less than –0.5% and Greater than –1.0%	153	11.55
Less than –1.0% and Greater than –1.5%	85	6.42
Less than –1.5% and Greater than –2.0%	39	2.95
Less than –2.0% and Greater than –2.5%	8	0.60
Less than –2.5% and Greater than –3.0%	7	0.53
Less than –3.0% and Greater than –3.5%	5	0.38
Less than –3.5% and Greater than –4.0%	5	0.38
Less than –4.0% and Greater than –4.5%	1	0.08
Less than –4.5% and Greater than –5.0%	2	0.15
Less than –5.0% and Greater than –5.5%	1	0.08

	1,324	100.00%

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iSHARES® TRUST

iShares MSCI China Small-Cap ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.22%
Greater than 3.0% and Less than 3.5%	6	0.43
Greater than 2.5% and Less than 3.0%	10	0.72
Greater than 2.0% and Less than 2.5%	15	1.08
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	93	6.72
Greater than 0.5% and Less than 1.0%	178	12.88
Between 0.5% and –0.5%	575	41.59
Less than –0.5% and Greater than –1.0%	212	15.34
Less than –1.0% and Greater than –1.5%	136	9.83
Less than –1.5% and Greater than –2.0%	52	3.76
Less than –2.0% and Greater than –2.5%	32	2.31
Less than –2.5% and Greater than –3.0%	18	1.30
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	13	0.94
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5%	1	0.07

	1,383	100.00%

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iSHARES® TRUST

iShares MSCI Indonesia ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	6	0.43
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	23	1.66
Greater than 1.5% and Less than 2.0%	51	3.69
Greater than 1.0% and Less than 1.5%	89	6.44
Greater than 0.5% and Less than 1.0%	211	15.27
Between 0.5% and –0.5%	465	33.62
Less than –0.5% and Greater than –1.0%	209	15.12
Less than –1.0% and Greater than –1.5%	131	9.48
Less than –1.5% and Greater than –2.0%	65	4.70
Less than –2.0% and Greater than –2.5%	42	3.04
Less than –2.5% and Greater than –3.0%	31	2.24
Less than –3.0% and Greater than –3.5%	9	0.65
Less than –3.5% and Greater than –4.0%	12	0.87
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0%	15	1.08

	1,383	100.00%

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iSHARES® TRUST

iShares MSCI Philippines ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.07%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	17	1.23
Greater than 1.5% and Less than 2.0%	41	2.96
Greater than 1.0% and Less than 1.5%	104	7.52
Greater than 0.5% and Less than 1.0%	233	16.86
Between 0.5% and –0.5%	516	37.32
Less than –0.5% and Greater than –1.0%	211	15.27
Less than –1.0% and Greater than –1.5%	132	9.54
Less than –1.5% and Greater than –2.0%	58	4.19
Less than –2.0% and Greater than –2.5%	26	1.88
Less than –2.5% and Greater than –3.0%	19	1.37
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	3	0.22
Less than –5.5%	3	0.22

	1,383	100.00%

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iSHARES® TRUST

iShares MSCI Poland Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.22%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	75	5.42
Greater than 0.5% and Less than 1.0%	267	19.31
Between 0.5% and –0.5%	750	54.24
Less than –0.5% and Greater than –1.0%	157	11.35
Less than –1.0% and Greater than –1.5%	52	3.76
Less than –1.5% and Greater than –2.0%	25	1.81
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07

	1,383	100.00%

iShares MSCI Qatar Capped ETF

Period Covered: April 29, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.36%
Greater than 2.5% and Less than 3.0%	1	0.18
Greater than 2.0% and Less than 2.5%	6	1.09
Greater than 1.5% and Less than 2.0%	16	2.91
Greater than 1.0% and Less than 1.5%	61	11.11
Greater than 0.5% and Less than 1.0%	95	17.30
Between 0.5% and –0.5%	211	38.44
Less than –0.5% and Greater than –1.0%	91	16.58
Less than –1.0% and Greater than –1.5%	49	8.93
Less than –1.5% and Greater than –2.0%	12	2.19
Less than –2.0% and Greater than –2.5%	1	0.18
Less than –2.5% and Greater than –3.0%	3	0.55
Less than –3.0%	1	0.18

	549	100.00%

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iSHARES® TRUST

iShares MSCI Saudi Arabia Capped ETF

Period Covered: September 16, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.50%
Greater than 4.5% and Less than 5.0%	2	1.00
Greater than 4.0% and Less than 4.5%	3	1.50
Greater than 3.5% and Less than 4.0%	5	2.50
Greater than 3.0% and Less than 3.5%	19	9.50
Greater than 2.5% and Less than 3.0%	26	13.00
Greater than 2.0% and Less than 2.5%	29	14.50
Greater than 1.5% and Less than 2.0%	66	33.00
Greater than 1.0% and Less than 1.5%	28	14.00
Greater than 0.5% and Less than 1.0%	11	5.50
Between 0.5% and –0.5%	7	3.50
Less than –0.5% and Greater than –1.0%	2	1.00
Less than –1.0%	1	0.50

	200	100.00%

iShares MSCI UAE Capped ETF

Period Covered: April 29, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.18%
Greater than 3.0% and Less than 3.5%	1	0.18
Greater than 2.5% and Less than 3.0%	4	0.73
Greater than 2.0% and Less than 2.5%	3	0.55
Greater than 1.5% and Less than 2.0%	9	1.64
Greater than 1.0% and Less than 1.5%	34	6.19
Greater than 0.5% and Less than 1.0%	66	12.02
Between 0.5% and –0.5%	215	39.17
Less than –0.5% and Greater than –1.0%	107	19.49
Less than –1.0% and Greater than –1.5%	72	13.11
Less than –1.5% and Greater than –2.0%	26	4.74
Less than –2.0% and Greater than –2.5%	5	0.91
Less than –2.5% and Greater than –3.0%	3	0.55
Less than –3.0% and Greater than –3.5%	2	0.36
Less than –3.5% and Greater than –4.0%	1	0.18

	549	100.00%

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iSHARES® TRUST

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI China ETF and the iShares MSCI Philippines ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which

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iSHARES® TRUST

acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI China ETF in respect of BFA’s financial year ending December 31, 2015 is USD 345.97 thousand. This figure is comprised of fixed remuneration of USD 134.55 thousand and variable remuneration of USD 211.42 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI China ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 41.12 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 9.96 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Philippines ETF in respect of BFA’s financial year ending December 31, 2015 is USD 42.33 thousand. This figure is comprised of fixed remuneration of USD 16.46 thousand and variable remuneration of USD 25.87 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Philippines ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 5.03 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.22 thousand.

120	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

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Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

122	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	123

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

124	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	125

Notes:

126	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-806-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares MSCI Denmark Capped ETF | EDEN | BATS
➢	iShares MSCI Finland Capped ETF | EFNL | BATS
➢	iShares MSCI Germany Small-Cap ETF | EWGS | BATS
➢	iShares MSCI Ireland Capped ETF | EIRL | NYSE Arca
➢	iShares MSCI New Zealand Capped ETF | ENZL | NASDAQ
➢	iShares MSCI Norway Capped ETF | ENOR | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI DENMARK CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.63%	5.42%	6.05%	5.63%	5.42%	6.05%
Since Inception	19.69%	19.70%	20.02%	128.75%	128.82%	131.44%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,075.40	$2.76	$1,000.00	$1,022.50	$2.69	0.53%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI DENMARK CAPPED ETF

The iShares MSCI Denmark Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Danish equities, as represented by the MSCI Denmark Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 5.63%, net of fees, while the total return for the Index was 6.05%.

Danish stock prices, as measured by the Index, advanced during the reporting period, reflecting a rebound in Denmark’s economic growth.

Rising private and public spending contributed to domestic economic growth, which enabled the Danish economy to move out of recession. A stronger labor market and rising consumer confidence helped boost consumer spending.

Denmark’s industrials sector, which comprised about 23% of the Index on average, made the largest contribution to the Index’s performance for the reporting period, driven in large measure by the sector’s electrical equipment industry, much of which is dedicated to wind power. The consumer staples sector also added substantially to the Index’s return, with beverage brewers making a strong contribution. Stocks in the consumer discretionary sector made meaningful contributions as well, as did certain segments of the healthcare sector, including the healthcare equipment and supplies and biotechnology industries.

The financials sector was the largest detractor from the Index’s performance for the reporting period, with earnings at banks challenged by an ongoing environment of low short-term interest rates. Stocks in the telecommunication services sector also detracted from the Index’s return, as fierce competition in a highly saturated market put earnings pressure on many companies operating in the sector. The healthcare sector was a detractor as well, mainly within the pharmaceuticals industry, which comprised almost one-quarter of the sector on average. Pharmaceuticals companies with end markets in the United States saw their stock prices pressured by U.S. political rhetoric aimed at lowering drug prices.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Health Care	36.42%
Industrials	24.17
Financials	15.11
Consumer Discretionary	7.25
Materials	6.84
Consumer Staples	6.55
Telecommunication Services	2.02
Information Technology	1.31
Energy	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Novo Nordisk A/S Class B	22.48%
Danske Bank A/S	8.08
Vestas Wind Systems A/S	7.30
Pandora A/S	5.52
Carlsberg A/S Class B	4.16
DSV A/S	4.13
Novozymes A/S Class B	4.04
Genmab A/S	3.99
Coloplast A/S Class B	3.54
AP Moeller–Maersk A/S Class B	3.07

TOTAL	66.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI FINLAND CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.60%	9.49%	7.33%	8.60%	9.49%	7.33%
Since Inception	9.37%	9.56%	8.80%	51.02%	52.25%	47.40%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio [b]
$1,000.00	$1,128.20	$4.65	$1,000.00	$1,020.80	$4.42	0.87%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.
[b]	Excluding the effect of the non-recurring professional fees for foreign withholding tax claims (See Note 7), the annualized expense ratio would have been 0.53%.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FINLAND CAPPED ETF

The iShares MSCI Finland Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Finnish equities, as represented by the MSCI Finland Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 8.60%, net of fees, while the total return for the Index was 7.33%.

Finnish stock prices, as represented by the Index, advanced during the reporting period, reflecting a recent rebound in Finland’s domestic economy.

The recovery in the Finnish economy proceeded slowly and advanced largely due to stronger domestic demand. Economic growth was driven by both private domestic consumption and business investment, but Finnish exports continued to be held back by the recession in Russia and still-weak global demand.

Finland’s industrials sector, which constituted nearly one quarter of the Index on average, was the most significant contributor to the Index’s return during the reporting period. In particular, stocks in the machinery industry within the sector were the most beneficial, as demand for certain Finnish-made heavy machinery, including forestry machinery, was solid. Finnish materials-sector stocks also were strong contributors, especially those in the paper and forest products industry, as global demand for Finnish exports of pulp and paperboard was robust. The energy sector also helped support the Index’s return, with companies engaged in the oil, gas, and consumable fuels industry seeing advances in their stock prices.

Only three of the 10 sectors in the Index detracted from its performance during the reporting period. The largest detractor was the information technology sector, which accounted for about 22% of the Index on average. Within the sector, the communications equipment industry was the hardest hit, which was reflective of the intense global competition in that space. Stocks in the financials sector, especially those in the insurance segment, also detracted from the Index’s return, as did certain industries in the healthcare sector.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Industrials	25.50%
Information Technology	21.85
Materials	14.49
Financials**	10.91
Consumer Discretionary	6.76
Utilities	4.53
Energy	3.79
Telecommunication Services	3.57
Health Care	3.42
Consumer Staples	2.72
Real Estate**	2.46

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Nokia OYJ	20.06%
Sampo OYJ Class A	10.90
Kone OYJ Class B	9.51
UPM-Kymmene OYJ	4.74
Fortum OYJ	4.53
Wartsila OYJ Abp	4.29
Neste OYJ	3.79
Elisa OYJ	3.57
Stora Enso OYJ Class R	3.48
Nokian Renkaat OYJ	2.99

TOTAL	67.86%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY SMALL-CAP ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.72%	10.84%	9.44%	9.72%	10.84%	9.44%
Since Inception	13.92%	13.96%	13.81%	82.18%	82.47%	81.29%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,151.80	$3.19	$1,000.00	$1,022.20	$3.00	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

The iShares MSCI Germany Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization German equities, as represented by the MSCI Germany Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 9.72%, net of fees, while the total return for the Index was 9.44%.

Small-capitalization German equities, as represented by the Index, posted a positive return in U.S. dollar terms. The euro was little changed relative to the U.S. dollar during the reporting period, so currency fluctuations had comparatively little effect on the Index’s performance.

The German economy expanded at a 3.1% annual rate through the second quarter of 2016, while the unemployment rate stood at 4.2% in July, the lowest level in more than 35 years. In addition, corporate profits, consumer confidence, and industrial output generally improved over the course of the reporting period. At the same time, German inflation ran at just a 0.4% annual rate in August, well below the European Central Bank’s (“ECB’s”) stated inflation target of 2%. To head off potential deflation and stimulate growth, the ECB cut interest rates to 0% in March 2016 and announced a corporate asset purchase program aimed at lowering long-term corporate borrowing costs.

Small-capitalization stocks in the industrials sector contributed the most to the Index’s performance during the reporting period. Machinery companies were the main sources of strength, followed by aerospace and defense firms and industrial conglomerates. Financial stocks were also key contributors, as small-capitalization German real estate management and development companies benefited from low interest rates and strong rental demand. Healthcare, information technology, and consumer staples stocks were other notable contributors to the Index’s performance.

At the other end of the spectrum, small-capitalization consumer discretionary stocks detracted the most from the Index’s return, reflecting the poor performance of companies in the auto parts and media industries. Materials, telecommunication services, and utilities stocks were other sources of weakness in the Index’s performance.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Industrials	31.30%
Real Estate**	16.19
Information Technology	14.98
Health Care	12.12
Consumer Discretionary	7.54
Financials**	6.64
Telecommunication Services	4.59
Materials	4.27
Consumer Staples	2.01
Utilities	0.26
Energy	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

LEG Immobilien AG	4.97%
Wirecard AG	4.69
MTU Aero Engines AG	4.26
KION Group AG	3.00
Freenet AG	2.96
STADA Arzneimittel AG	2.70
Rheinmetall AG	2.28
Sartorius AG (Preferred)	2.27
Dialog Semiconductor PLC	2.20
KUKA AG New	2.20

TOTAL	31.53%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI IRELAND CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.12)%	(2.20)%	(1.89)%	(2.12)%	(2.20)%	(1.89)%
5 Years	17.09%	16.84%	17.66%	120.10%	117.78%	125.50%
Since Inception	11.01%	11.01%	11.53%	93.62%	93.63%	99.35%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Index performance through November 26, 2013 reflects the performance of the MSCI Ireland Investable Market Index 25/50. Index performance beginning on November 27, 2013 reflects the performance of the MSCI All Ireland Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,041.90	$2.51	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI IRELAND CAPPED ETF

The iShares MSCI Ireland Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Irish equities, as represented by the MSCI All Ireland Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -2.12%, net of fees, while the total return for the Index was -1.89%.

Irish stocks, as measured by the Index, posted a modest decline during the reporting period.

Ireland’s economy slowed considerably during the reporting period. In 2015, its economy grew more than 25%, partially driven by a boom in Irish exports attributable in part to the relative weakness of the euro. Economic growth also resulted from considerable foreign direct investment. During mid-2016, however, Irish economic growth slowed due in part to concerns about the potential negative effects of the United Kingdom’s decision to leave the European Union (“E.U.”). Manufacturing and services activities slowed toward the end of the reporting period.

The financials sector was the largest detractor from the Index’s return for the reporting period, with banks most hard hit. The decline in Irish bank stocks was attributable to the ongoing environment of extremely low interest rates in the Eurozone, as well as uncertainties surrounding Britain’s exit from the E.U. Similarly, industrials sector stocks also declined, with the greatest weaknesses coming from the trading companies and distributors segment. Leisure-related stocks in the consumer discretionary sector underperformed as well.

On the upside, the materials sector was the largest contributor to the Index’s performance for the reporting period. Materials was the Index’s largest sector and represented about 26% of the Index on average. The solid performance of building materials stocks was notable amid overseas sales growth. Within the consumer staples sector, producers and distributors of food and beverage products also performed well, as did the health care providers and services segment of the healthcare sector.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Materials	27.74%
Consumer Staples	23.53
Industrials	14.23
Consumer Discretionary	11.26
Health Care	8.22
Real Estate**	7.48
Financials**	7.29
Information Technology	0.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

CRH PLC	23.04%
Kerry Group PLC Class A	12.84
Paddy Power Betfair PLC	8.54
Bank of Ireland	4.97
Kingspan Group PLC	4.78
Smurfit Kappa Group PLC	4.70
ICON PLC	4.52
Glanbia PLC	4.26
UDG Healthcare PLC	3.70
Ryanair Holdings PLC ADR	3.49

TOTAL	74.84%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI NEW ZEALAND CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	50.49%	50.01%	51.25%	50.49%	50.01%	51.25%
5 Years	13.18%	12.98%	13.60%	85.73%	84.08%	89.21%
Since Inception	16.03%	15.97%	16.52%	144.02%	143.20%	150.17%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/10. The first day of secondary market trading was 9/2/10.

Index performance through February 11, 2013 reflects the performance of the MSCI New Zealand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI New Zealand Investable Market Index 25/50.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,315.10	$2.85	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NEW ZEALAND CAPPED ETF

The iShares MSCI New Zealand Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of New Zealand equities, as represented by the MSCI New Zealand Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 50.49%, net of fees, while the total return for the Index was 51.25%.

Stocks in New Zealand, as represented by the Index, posted significant gains during the reporting period. The large rally in New Zealand stock prices was mostly attributable to a robust economic environment, but also due in part to heightened global interest in the country’s growing presence as a capital markets and funds management center.

The New Zealand economy expanded at a brisk pace during the reporting period, driven by surging immigration, growing housing demand, and record-low interest rates. Construction projects accounted for a large portion of the economy’s forward momentum, more than offsetting a small drop in manufacturing activity. Additionally, with service industries making up roughly 70% of New Zealand’s economy, growing healthcare needs and the impact of tourism on leisure-related industries also added to the economy’s brisk growth rate.

All 10 of the sectors represented in the Index made contributions to the Index’s performance. The healthcare sector, which constituted about 16% of the Index on average, was the largest contributor for the reporting period, owing in part to the needs of New Zealand’s rising population and its aging demographics. Stocks in the materials sector also made a strong contribution to the Index’s return, mainly through increasing sales of building products to support growing housing demand. A growing population base also demanded more services from companies in the utilities sector, which was a notable contributor as well. The industrials and telecommunication services sectors also made solid contributions to the Index’s performance.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Utilities	17.53%
Health Care	15.42
Industrials	13.23
Telecommunication Services	12.06
Consumer Discretionary	11.55
Materials	11.54
Real Estate	9.07
Energy	5.04
Information Technology	2.35
Consumer Staples	2.21

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Fletcher Building Ltd.	9.83%
Auckland International Airport Ltd.	9.51
Spark New Zealand Ltd.	9.33
Fisher & Paykel Healthcare Corp. Ltd.	7.21
Contact Energy Ltd.	4.76
Meridian Energy Ltd.	4.68
SKYCITY Entertainment Group Ltd.	4.49
Ryman Healthcare Ltd.	4.49
Z Energy Ltd.	4.34
Trade Me Group Ltd.	3.45

TOTAL	62.09%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI NORWAY CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.89%	3.35%	3.04%	2.89%	3.35%	3.04%
Since Inception	(2.15)%	(2.10)%	(1.89)%	(9.54)%	(9.31)%	(8.40)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/23/12. The first day of secondary market trading was 1/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,130.50	$2.84	$1,000.00	$1,022.50	$2.69	0.53%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NORWAY CAPPED ETF

The iShares MSCI Norway Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Norwegian equities, as represented by the MSCI Norway Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 2.89%, net of fees, while the total return for the Index was 3.04%.

Norwegian stocks, as represented by the Index, posted a modest gain for the reporting period, reflecting a small uptick in oil prices and supportive fiscal and monetary policy stances by the Norwegian government.

Norway is Western Europe’s largest petroleum producer, and its economy is partially dependent on the price of oil. Oil prices strengthened at times during the reporting period, but they have remained at generally low levels for the past two years as a result of a glut of supply and weak global demand. Despite still-low oil prices, Norway’s economy benefited from solid household spending, which was supported by low interest rates, rising housing wealth, and expansionary fiscal policy. Norway’s non-oil exports were helped by currency depreciation and slowing domestic wage growth.

Stocks in the consumer staples sector, led by food producers, made the largest contributions to the Index’s performance during the reporting period. Materials sector stocks also contributed, with the metals and mining industry making the largest strides. Within the financials sector, which accounted for roughly 20% of the Index during the reporting period, insurance and diversified financials company stocks helped support the Index’s return.

On the downside, with oil prices still low, stocks in the energy sector were the largest detractors from the Index’s performance. The Norwegian energy sector accounted for about 30% of the Index on average during the reporting period, and lower investment in oil and gas drilling equipment and services weighed on stock prices in that segment of the sector. Stocks in the telecommunication services sector also detracted from the Index’s return.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Energy	28.07%
Financials**	19.18
Consumer Staples	16.01
Telecommunication Services	11.82
Materials	9.89
Consumer Discretionary	6.78
Information Technology	3.67
Industrials	2.45
Real Estate**	1.80
Utilities	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Statoil ASA	16.09%
Telenor ASA	11.82
DNB ASA	10.65
Orkla ASA	6.52
Yara International ASA	4.55
Norsk Hydro ASA	4.42
Marine Harvest ASA	4.34
Gjensidige Forsikring ASA	3.38
Subsea 7 SA	2.85
Schibsted ASA Class B	2.33

TOTAL	66.95%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI DENMARK CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.21%

BANKS — 11.77%
Danske Bank A/S	131,091	$3,840,963
Jyske Bank A/S Registered	17,103	819,754
Spar Nord Bank A/S	32,889	319,903
Sydbank A/S	20,876	660,400

		5,641,020
BEVERAGES — 5.44%
Carlsberg A/S Class B	21,134	1,978,170
Royal Unibrew A/S	12,807	630,327

		2,608,497
BIOTECHNOLOGY — 5.35%
Bavarian Nordic A/Sa,b	11,941	433,318
Genmab A/Sa	11,890	1,896,678
Zealand Pharma A/Sa,b	14,026	235,075

		2,565,071
BUILDING PRODUCTS — 1.02%
Rockwool International A/S Class B	2,568	486,500

		486,500
CHEMICALS — 6.79%
Chr Hansen Holding A/S	22,007	1,332,421
Novozymes A/S Class B	44,356	1,920,239

		3,252,660
COMMERCIAL SERVICES & SUPPLIES — 2.66%
ISS A/S	31,473	1,272,559

		1,272,559
CONSTRUCTION & ENGINEERING — 1.47%
FLSmidth & Co. A/Sb	13,094	482,408
Per Aarsleff Holding A/S	9,256	220,922

		703,330
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.00%
TDC A/S	173,569	957,894

		957,894
ELECTRICAL EQUIPMENT — 7.25%
Vestas Wind Systems A/S	41,936	3,473,435

		3,473,435
FOOD PRODUCTS — 0.76%
Schouw & Co.	5,764	362,697

		362,697
HEALTH CARE EQUIPMENT & SUPPLIES — 7.62%
Ambu A/S Class Bb	9,673	480,567
Coloplast A/S Class B	22,168	1,683,515

Security	Shares	Value
GN Store Nord A/S	37,805	$810,681
William Demant Holding A/Sa	32,487	677,684

		3,652,447
HEALTH CARE TECHNOLOGY — 0.08%
NNIT A/Sc	1,208	40,673

		40,673
HOUSEHOLD DURABLES — 0.60%
Bang & Olufsen A/Sa,b	28,462	287,491

		287,491
INSURANCE — 3.22%
Alm Brand A/S	42,452	317,631
Topdanmark A/Sa	21,132	562,879
Tryg A/S	33,236	661,975

		1,542,485
MACHINERY — 1.03%
NKT Holding A/S	8,440	494,962

		494,962
MARINE — 5.96%
AP Moeller – Maersk A/S Class A	492	700,165
AP Moeller – Maersk A/S Class B	978	1,459,843
D/S Norden A/Sa	13,128	174,841
Dfds A/S	9,946	523,599

		2,858,448
OIL, GAS & CONSUMABLE FUELS — 0.32%
TORM PLC	17,408	154,996

		154,996
PHARMACEUTICALS — 23.08%
ALK-Abello A/S	2,722	372,704
Novo Nordisk A/S Class B	228,400	10,687,558

		11,060,262
ROAD & RAIL — 4.10%
DSV A/S	39,698	1,965,712

		1,965,712
SOFTWARE — 1.30%
SimCorp A/S	11,900	623,260

		623,260
SPECIALTY RETAIL — 0.58%
Matas A/S	15,063	279,504

		279,504
TEXTILES, APPAREL & LUXURY GOODS — 6.01%
IC Group A/S	9,438	257,043
Pandora A/S	21,116	2,622,674

		2,879,717

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI DENMARK CAPPED ETF

August 31, 2016

Security	Shares	Value
TOBACCO — 0.30%
Scandinavian Tobacco Group A/Sc	8,724	$145,300

		145,300
TRADING COMPANIES & DISTRIBUTORS — 0.50%
Solar A/S Class B	4,163	238,283

		238,283

TOTAL COMMON STOCKS
(Cost: $49,953,416)		47,547,203

SHORT-TERM INVESTMENTS — 3.57%

MONEY MARKET FUNDS — 3.57%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	1,695,200	1,695,200
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	17,692	17,692

		1,712,892

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,712,892)		1,712,892

Value
TOTAL INVESTMENTS IN SECURITIES — 102.78%
(Cost: $51,666,308)[g]	$49,260,095
Other Assets, Less Liabilities — (2.78)%	(1,331,667)

NET ASSETS — 100.00%	$47,928,428

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $52,188,905. Net unrealized depreciation was $2,928,810, of which $2,695,019 represented gross unrealized appreciation on securities and $5,623,829 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$47,547,203	$—	$—	$47,547,203
Money market funds	1,712,892	—	—	1,712,892

Total	$49,260,095	$—	$—	$49,260,095

See notes to financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FINLAND CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.94%

AUTO COMPONENTS — 2.96%
Nokian Renkaat OYJ	31,336	$1,129,728

		1,129,728
BUILDING PRODUCTS — 0.89%
Uponor OYJ	18,839	339,907

		339,907
CHEMICALS — 1.09%
Kemira OYJ	32,424	415,291

		415,291
COMMERCIAL SERVICES & SUPPLIES — 0.67%
Caverion Corp.	36,700	257,101

		257,101
COMMUNICATIONS EQUIPMENT — 19.84%
Nokia OYJ	1,349,339	7,574,241

		7,574,241
CONSTRUCTION & ENGINEERING — 1.43%
Outotec OYJ[a]	59,398	252,975
YIT OYJ	41,742	290,796

		543,771
CONTAINERS & PACKAGING — 2.86%
Huhtamaki OYJ	25,171	1,093,333

		1,093,333
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.53%
Elisa OYJ	38,368	1,347,778

		1,347,778
ELECTRIC UTILITIES — 4.48%
Fortum OYJ	110,983	1,710,724

		1,710,724
ELECTRICAL EQUIPMENT — 0.52%
PKC Group OYJ	9,836	198,940

		198,940
FOOD & STAPLES RETAILING — 2.09%
Kesko OYJ Class B	18,410	799,456

		799,456
FOOD PRODUCTS — 0.60%
Atria OYJ	11,507	115,343
HKScan OYJ Class A	29,490	112,985

		228,328
HEALTH CARE PROVIDERS & SERVICES — 0.59%
Oriola-KD OYJ Class B	47,315	225,543

		225,543

Security	Shares	Value
INSURANCE — 10.79%
Sampo OYJ Class A	96,065	$4,118,135

		4,118,135
IT SERVICES — 1.33%
Tieto OYJ	17,007	506,686

		506,686
LEISURE PRODUCTS — 2.61%
Amer Sports OYJ	33,076	994,636

		994,636
MACHINERY — 20.29%
Cargotec OYJ Class B	11,031	494,502
Kone OYJ Class B	71,563	3,590,632
Konecranes OYJ	15,633	494,131
Metso OYJ	31,565	882,403
Ponsse OYJ	6,045	168,450
Valmet OYJ	36,927	492,296
Wartsila OYJ Abp	39,454	1,620,576

		7,742,990
MEDIA — 0.71%
Sanoma OYJ	29,222	269,644

		269,644
METALS & MINING — 1.27%
Outokumpu OYJ[a]	88,993	486,064

		486,064
MULTILINE RETAIL — 0.42%
Stockmann OYJ Abp Class Ba	20,055	158,587

		158,587
OIL, GAS & CONSUMABLE FUELS — 3.75%
Neste OYJ	34,453	1,432,811

		1,432,811
PAPER & FOREST PRODUCTS — 9.11%
Metsa Board OYJ	63,907	376,523
Stora Enso OYJ Class R	148,915	1,312,735
UPM-Kymmene OYJ	89,159	1,788,407

		3,477,665
PHARMACEUTICALS — 2.79%
Orion OYJ Class B	28,195	1,065,790

		1,065,790
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.44%
Citycon OYJ	136,112	348,668
Sponda OYJ	73,174	381,734
Technopolis OYJ	45,249	199,064

		929,466

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI FINLAND CAPPED ETF

August 31, 2016

Security	Shares	Value
SOFTWARE — 0.44%
F-Secure OYJ	45,715	$169,038

		169,038
TRADING COMPANIES & DISTRIBUTORS — 1.44%
Cramo OYJ	12,979	338,111
Ramirent OYJ	28,713	210,422

		548,533

TOTAL COMMON STOCKS
(Cost: $38,727,801)		37,764,186

SHORT-TERM INVESTMENTS — 0.02%

MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	8,430	8,430

		8,430

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,430)		8,430

Value
TOTAL INVESTMENTS IN SECURITIES — 98.96%
(Cost: $38,736,231)[d]	$37,772,616
Other Assets, Less Liabilities — 1.04%	395,186

NET ASSETS — 100.00%	$38,167,802

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $39,649,544. Net unrealized depreciation was $1,876,928, of which $1,740,548 represented gross unrealized appreciation on securities and $3,617,476 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$37,764,186	$—	$—	$37,764,186
Money market funds	8,430	—	—	8,430

Total	$37,772,616	$—	$—	$37,772,616

See notes to financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 94.56%

AEROSPACE & DEFENSE — 4.34%
MTU Aero Engines AG	9,953	$1,010,522
OHB SE	1,026	21,329

		1,031,851
AUTO COMPONENTS — 2.30%
ElringKlinger AGa	5,477	94,153
Grammer AG	2,107	122,027
LEONI AG	6,249	230,614
SAF-Holland SA	8,714	99,964

		546,758
AUTOMOBILES — 0.13%
EDAG Engineering Group AG	1,924	31,907

		31,907
BANKS — 0.24%
comdirect bank AG	5,443	56,378

		56,378
BIOTECHNOLOGY — 0.11%
Biotest AG	1,322	25,030

		25,030
BUILDING PRODUCTS — 0.12%
CENTROTEC Sustainable AG	1,715	29,186

		29,186
CAPITAL MARKETS — 1.57%
AURELIUS Equity Opportunities SE & Co KGaA	4,487	253,068
Deutsche Beteiligungs AG	2,106	70,132
MLP AG	11,604	49,111

		372,311
CHEMICALS — 1.17%
Wacker Chemie AG	2,992	277,717

		277,717
COMMERCIAL SERVICES & SUPPLIES — 1.15%
Bilfinger SEb	6,598	190,878
Cewe Stiftung & Co. KGAA	998	82,753

		273,631
COMMUNICATIONS EQUIPMENT — 0.29%
ADVA Optical Networking SEb	8,088	69,091

		69,091
CONSTRUCTION & ENGINEERING — 0.11%
Bauer AG	1,804	26,180

		26,180

Security	Shares	Value
CONSTRUCTION MATERIALS — 0.45%
BRAAS Monier Building Group SA	4,515	$106,706

		106,706
CONSUMER FINANCE — 0.39%
Ferratum OYJ	1,684	39,687
Sixt Leasing AG	2,391	51,901

		91,588
DIVERSIFIED FINANCIAL SERVICES — 1.60%
GRENKE AG	1,693	327,525
Hypoport AGb	595	52,418

		379,943
ELECTRICAL EQUIPMENT — 1.78%
Nordex SEb	12,061	333,204
SGL Carbon SEa,b	7,063	90,778

		423,982
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.75%
Jenoptik AG	9,840	178,801

		178,801
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.19%
Alstria office REIT AG	27,803	387,070
Hamborner REIT AG	11,294	132,768

		519,838
FOOD PRODUCTS — 2.01%
KWS Saat SE	377	120,507
Suedzucker AG	13,684	356,781

		477,288
HEALTH CARE EQUIPMENT & SUPPLIES — 1.33%
Carl Zeiss Meditec AG Bearer	6,223	226,050
Draegerwerk AG & Co. KGaA	586	34,023
STRATEC Biomedical AG	915	56,916

		316,989
HEALTH CARE PROVIDERS & SERVICES — 0.79%
RHOEN-KLINIKUM AG	6,390	188,704

		188,704
HEALTH CARE TECHNOLOGY — 0.82%
CompuGroup Medical SE	4,578	194,288

		194,288
HOTELS, RESTAURANTS & LEISURE — 0.32%
bet-at-home.com AGa	396	26,904
Zeal Network SE	1,380	49,068

		75,972

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
HOUSEHOLD DURABLES — 0.16%
Surteco SE	1,491	$38,194

		38,194
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.26%
Capital Stage AG	8,770	62,239

		62,239
INDUSTRIAL CONGLOMERATES — 3.07%
Indus Holding AG	3,499	188,440
Rheinmetall AG	7,503	540,997

		729,437
INSURANCE — 0.38%
Wuestenrot & Wuerttembergische AG	4,508	90,625

		90,625
INTERNET & DIRECT MARKETING RETAIL — 1.33%
Delticom AGa	1,163	24,377
Takkt AG	6,304	141,615
zooplus AGa,b	1,075	151,097

		317,089
INTERNET SOFTWARE & SERVICES — 0.46%
XING AG	540	108,617

		108,617
IT SERVICES — 6.89%
Bechtle AG	2,812	313,343
CANCOM SE	3,145	149,147
GFT Technologies SE	3,048	65,976
Wirecard AG	22,475	1,110,648

		1,639,114
LIFE SCIENCES TOOLS & SERVICES — 3.42%
Evotec AGb	21,649	108,430
Gerresheimer AG	6,010	498,341
MorphoSys AGa,b	4,821	205,325

		812,096
MACHINERY — 15.53%
DEUTZ AG	17,450	77,759
DMG Mori AG	7,541	357,242
Duerr AG	4,966	419,241
Gesco AG	580	45,535
Heidelberger Druckmaschinen AGa,b	46,992	114,200
KION Group AG	12,495	710,705
Koenig & Bauer AGb	2,540	124,699
Krones AG	2,717	259,333
KUKA AG	170	19,303

Security	Shares	Value
KUKA AG New[b]	4,400	$520,678
NORMA Group SE	6,092	325,678
Pfeiffer Vacuum Technology AG	1,327	125,049
Rational AG	653	320,621
SLM Solutions Group AGa,b	2,396	72,611
Vossloh AGa,b	1,997	121,328
Wacker Neuson SE	5,401	78,500

		3,692,482
MEDIA — 2.61%
Borussia Dortmund GmbH & Co. KGaA	12,253	57,726
CTS Eventim AG & Co. KGaA	9,182	318,145
Stroeer SE & Co. KGaA[a]	5,290	244,595

		620,466
METALS & MINING — 2.38%
Aurubis AG	6,453	339,335
Salzgitter AG	7,467	226,829

		566,164
OIL, GAS & CONSUMABLE FUELS — 0.10%
VERBIO Vereinigte BioEnergie AG	4,216	24,342

		24,342
PHARMACEUTICALS — 2.69%
STADA Arzneimittel AG	11,935	639,906

		639,906
PROFESSIONAL SERVICES — 0.80%
Amadeus Fire AG	1,000	72,951
Bertrandt AG	1,072	117,806

		190,757
REAL ESTATE MANAGEMENT & DEVELOPMENT — 13.95%
ADLER Real Estate AGa,b	4,433	67,394
ADO Properties SAc	4,786	209,645
Deutsche Euroshop AG	8,774	403,243
DIC Asset AG	8,580	83,137
Grand City Properties SA	22,081	484,353
LEG Immobilien AG	12,096	1,178,927
PATRIZIA Immobilien AGb	8,025	191,180
TAG Immobilien AG	23,529	337,919
TLG Immobilien AG	12,908	291,407
WCM Beteiligungs & Grundbesitz-AGa,b	19,803	70,335

		3,317,540
ROAD & RAIL — 0.82%
Sixt SE	2,375	134,506
VTG AGa	1,943	60,538

		195,044

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.40%
AIXTRON SEa,b	20,575	$126,837
Dialog Semiconductor PLC[a,b]	14,905	521,752
Manz AGa,b	894	29,771
Siltronic AGb	2,309	49,568
SMA Solar Technology AGa	2,333	81,641

		809,569
SOFTWARE — 2.67%
Nemetschek SE	2,942	174,842
RIB Software AGa	6,750	70,517
Software AG	9,827	389,854

		635,213
SPECIALTY RETAIL — 0.20%
Hornbach Baumarkt AG	1,537	48,188

		48,188
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.46%
Wincor Nixdorf AGb	1,576	110,161

		110,161
TEXTILES, APPAREL & LUXURY GOODS — 0.46%
Bijou Brigitte AG	785	47,212
Gerry Weber International AGa	4,864	61,838

		109,050
THRIFTS & MORTGAGE FINANCE — 2.46%
Aareal Bank AG	11,436	384,653
Deutsche Pfandbriefbank AGc	20,543	199,397

		584,050
TRADING COMPANIES & DISTRIBUTORS — 1.20%
BayWa AGa	2,580	85,371
Kloeckner & Co. SEb	14,306	201,078

		286,449
TRANSPORTATION INFRASTRUCTURE — 0.32%
Hamburger Hafen und Logistik AG	4,713	75,666

		75,666
WIRELESS TELECOMMUNICATION SERVICES — 4.58%
Drillisch AG	8,386	386,252
Freenet AG	24,509	702,622

		1,088,874

TOTAL COMMON STOCKS
(Cost: $22,384,625)		22,485,471

Security	Shares	Value
PREFERRED STOCKS — 5.14%

BIOTECHNOLOGY — 0.24%
Biotest AG	3,820	$55,947

		55,947
BUILDING PRODUCTS — 0.16%
Villeroy & Boch AG	2,427	38,762

		38,762
CONSTRUCTION MATERIALS — 0.26%
STO SE & Co. KGaA	490	60,577

		60,577
HEALTH CARE EQUIPMENT & SUPPLIES — 2.69%
Draegerwerk AG & Co. KGaA	1,460	102,020
Sartorius AG	6,810	537,902

		639,922
MACHINERY — 1.21%
Jungheinrich AG	9,179	288,087

		288,087
ROAD & RAIL — 0.58%
Sixt SE	3,249	137,850

		137,850

TOTAL PREFERRED STOCKS
(Cost: $976,184)		1,221,145

SHORT-TERM INVESTMENTS — 8.67%

MONEY MARKET FUNDS — 8.67%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	2,045,500	2,045,500
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	16,538	16,538

		2,062,038

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,062,038)		2,062,038

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 108.37%
(Cost: $25,422,847)[g]	$25,768,654
Other Assets, Less Liabilities — (8.37)%	(1,990,145)

NET ASSETS — 100.00%	$23,778,509

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $25,568,036. Net unrealized appreciation was $200,618, of which $3,401,552 represented gross unrealized appreciation on securities and $3,200,934 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$22,485,471	$—	$—	$22,485,471
Preferred stocks	1,221,145	—	—	1,221,145
Money market funds	2,062,038	—	—	2,062,038

Total	$25,768,654	$—	$—	$25,768,654

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI IRELAND CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.99%

AIRLINES — 3.49%
Ryanair Holdings PLC ADR	59,818	$4,343,385

		4,343,385
BANKS — 6.84%
Bank of Ireland[a]	27,511,827	6,189,539
Permanent TSB Group Holdings PLC[a]	1,049,046	2,336,749

		8,526,288
BEVERAGES — 2.93%
C&C Group PLC	865,959	3,655,309

		3,655,309
BUILDING PRODUCTS — 4.78%
Kingspan Group PLC	217,387	5,951,178

		5,951,178
CONSTRUCTION MATERIALS — 23.04%
CRH PLC	849,202	28,704,977

		28,704,977
CONTAINERS & PACKAGING — 4.70%
Smurfit Kappa Group PLC	237,859	5,854,629

		5,854,629
DIVERSIFIED FINANCIAL SERVICES — 0.23%
IFG Group PLC	131,998	289,615

		289,615
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.47%
Green REIT PLC	2,044,824	3,354,642
Hibernia REIT PLC	2,171,428	3,378,542
Irish Residential Properties REIT PLC	1,979,161	2,579,019

		9,312,203
FOOD & STAPLES RETAILING — 1.01%
Fyffes PLC	314,201	542,409
Total Produce PLC	406,037	721,296

		1,263,705
FOOD PRODUCTS — 19.58%
Glanbia PLC	279,434	5,312,516
Kerry Group PLC Class A	188,576	15,999,813
Origin Enterprises PLC	476,246	3,079,081

		24,391,410
HEALTH CARE PROVIDERS & SERVICES — 3.70%
UDG Healthcare PLC	574,652	4,609,806

		4,609,806

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 11.09%
Dalata Hotel Group PLC[a]	656,643	$3,181,311
Paddy Power Betfair PLC	89,100	10,633,038

		13,814,349
INSURANCE — 0.22%
FBD Holdings PLC[a]	34,240	269,613

		269,613
INTERNET SOFTWARE & SERVICES — 0.25%
Datalex PLC	84,900	310,148

		310,148
LIFE SCIENCES TOOLS & SERVICES — 4.52%
ICON PLC[a]	73,369	5,634,005

		5,634,005
MARINE — 2.45%
Irish Continental Group PLC	581,652	3,057,685

		3,057,685
PROFESSIONAL SERVICES — 0.14%
CPL Resources PLC	28,586	169,695

		169,695
SPECIALTY RETAIL — 0.17%
Applegreen PLC[a]	41,530	217,394

		217,394
TRADING COMPANIES & DISTRIBUTORS — 3.38%
Grafton Group PLC	586,752	4,207,366

		4,207,366

TOTAL COMMON STOCKS
(Cost: $124,915,916)		124,582,760

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	1,230	1,230

		1,230

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,230)		1,230

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI IRELAND CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 99.99%
(Cost: $124,917,146)[d]	$124,583,990
Other Assets, Less Liabilities — 0.01%	11,564

NET ASSETS — 100.00%	$124,595,554

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $125,858,235. Net unrealized depreciation was $1,274,245, of which $10,226,543 represented gross unrealized appreciation on securities and $11,500,788 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$124,582,760	$—	$—	$124,582,760
Money market funds	1,230	—	—	1,230

Total	$124,583,990	$—	$—	$124,583,990

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NEW ZEALAND CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.93%

AIR FREIGHT & LOGISTICS — 1.69%
Freightways Ltd.	588,408	$2,894,314

		2,894,314
AIRLINES — 2.03%
Air New Zealand Ltd.	2,116,352	3,470,034

		3,470,034
CHEMICALS — 1.71%
Nuplex Industries Ltd.	753,404	2,924,281

		2,924,281
CONSTRUCTION MATERIALS — 9.82%
Fletcher Building Ltd.	2,186,200	16,812,531

		16,812,531
DIVERSIFIED TELECOMMUNICATION SERVICES — 12.05%
Chorus Ltd.	1,515,376	4,672,471
Spark New Zealand Ltd.	5,779,629	15,954,822

		20,627,293
ELECTRIC UTILITIES — 12.84%
Contact Energy Ltd.	2,159,643	8,147,468
Genesis Energy Ltd.	1,906,200	3,097,803
Infratil Ltd.	2,011,703	4,933,077
Mercury NZ Ltd.	2,522,524	5,801,388

		21,979,736
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.06%
Argosy Property Ltd.	3,113,691	2,620,420
Goodman Property Trust	3,997,413	3,915,165
Kiwi Property Group Ltd.	4,610,204	5,184,289
Precinct Properties New Zealand Ltd.	4,033,980	3,790,014

		15,509,888
FOOD PRODUCTS — 2.21%
a2 Milk Co. Ltd.[a,b]	2,730,835	3,784,131

		3,784,131
HEALTH CARE EQUIPMENT & SUPPLIES — 7.20%
Fisher & Paykel Healthcare Corp. Ltd.	1,757,193	12,327,735

		12,327,735
HEALTH CARE PROVIDERS & SERVICES — 7.77%
Metlifecare Ltd.	544,404	2,409,287
Ryman Healthcare Ltd.	1,101,878	7,674,358

Security	Shares	Value
Summerset Group Holdings Ltd.	804,777	$3,211,261

		13,294,906
HEALTH CARE TECHNOLOGY — 0.44%
Orion Health Group Ltd.[a]	253,434	753,852

		753,852
HOTELS, RESTAURANTS & LEISURE — 4.49%
SKYCITY Entertainment Group Ltd.	2,115,301	7,688,599

		7,688,599
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 4.68%
Meridian Energy Ltd.	3,807,563	8,010,921

		8,010,921
INTERNET & DIRECT MARKETING RETAIL — 3.45%
Trade Me Group Ltd.	1,480,000	5,905,569

		5,905,569
MEDIA — 2.92%
Sky Network Television Ltd.	1,418,949	5,003,114

		5,003,114
MULTILINE RETAIL — 0.67%
Warehouse Group Ltd. (The)	549,405	1,151,934

		1,151,934
OIL, GAS & CONSUMABLE FUELS — 5.04%
New Zealand Refining Co. Ltd. (The)	702,793	1,198,209
Z Energy Ltd.	1,205,792	7,418,320

		8,616,529
SOFTWARE — 2.35%
Xero Ltd.[a]	280,292	4,026,366

		4,026,366
TRANSPORTATION INFRASTRUCTURE — 9.51%
Auckland International Airport Ltd.	2,991,089	16,275,260

		16,275,260

TOTAL COMMON STOCKS
(Cost: $148,479,896)		171,056,993

SHORT-TERM INVESTMENTS — 0.11%

MONEY MARKET FUNDS — 0.11%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	145,000	145,000

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI NEW ZEALAND CAPPED ETF

August 31, 2016

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	48,547	$48,547

		193,547

TOTAL SHORT-TERM INVESTMENTS
(Cost: $193,547)		193,547

TOTAL INVESTMENTS IN SECURITIES — 100.04%
(Cost: $148,673,443)[f]		171,250,540
Other Assets, Less Liabilities — (0.04)%		(67,853)

NET ASSETS — 100.00%		$171,182,687

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $150,914,562. Net unrealized appreciation was $20,335,978, of which $24,750,647 represented gross unrealized appreciation on securities and $4,414,669 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$171,056,993	$—	$—	$171,056,993
Money market funds	193,547	—	—	193,547

Total	$171,250,540	$—	$—	$171,250,540

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NORWAY CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.54%

AIR FREIGHT & LOGISTICS — 0.18%
Treasure ASA[a]	24,332	$48,716

		48,716
AIRLINES — 1.10%
Norwegian Air Shuttle ASA[a,b]	8,019	291,299

		291,299
AUTO COMPONENTS — 0.42%
Kongsberg Automotive ASA[a]	152,800	110,830

		110,830
BANKS — 12.19%
DNB ASA	230,985	2,805,239
Skandiabanken ASA[a,c]	3,698	28,374
Sparebank 1 Nord Norge	32,050	160,229
SpareBank 1 SMN	37,126	231,451

		3,225,293
CHEMICALS — 5.44%
Borregaard ASA	29,873	242,641
Yara International ASA	33,755	1,197,052

		1,439,693
DIVERSIFIED FINANCIAL SERVICES — 0.95%
Aker ASA Class A	8,069	250,551

		250,551
DIVERSIFIED TELECOMMUNICATION SERVICES — 11.77%
Telenor ASA	178,489	3,113,516

		3,113,516
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.47%
IDEX ASA[a]	127,972	123,506

		123,506
ENERGY EQUIPMENT & SERVICES — 7.80%
Akastor ASA[a,b]	70,055	73,825
Aker Solutions ASA[a]	47,675	210,565
Fred Olsen Energy ASA[a,b]	18,069	30,869
Ocean Yield ASA[b]	15,979	128,352
Petroleum Geo-Services ASA[a,b]	66,311	140,952
Prosafe SEb	104,268	7,000
Seadrill Ltd.[a,b]	96,506	238,572
Subsea 7 SAa	69,077	750,306
TGS Nopec Geophysical Co. ASA	27,804	484,006

		2,064,447
FOOD PRODUCTS — 15.94%
Austevoll Seafood ASA	26,885	210,314

Security	Shares	Value
Bakkafrost P/F	10,699	$384,164
Leroy Seafood Group ASA	8,317	372,919
Marine Harvest ASA	74,104	1,144,285
Orkla ASA	187,871	1,718,545
Salmar ASA	14,023	387,851

		4,218,078
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.33%
Scatec Solar ASA[b,c]	23,659	88,213

		88,213
INSURANCE — 5.96%
Gjensidige Forsikring ASA	51,832	889,230
Protector Forsikring ASA[b]	19,324	177,229
Storebrand ASA[a]	120,560	509,205

		1,575,664
INTERNET SOFTWARE & SERVICES — 0.84%
Opera Software ASA[a]	33,876	223,373

		223,373
IT SERVICES — 0.88%
Atea ASA	23,876	234,006

		234,006
MACHINERY — 0.41%
Hexagon Composites ASA[a,b]	33,039	108,135

		108,135
MARINE — 0.74%
Golden Ocean Group Ltd.[a,b]	7,333	25,759
Stolt-Nielsen Ltd.	9,113	113,078
Wilh Wilhelmsen ASA	24,324	57,448

		196,285
MEDIA — 4.47%
Schibsted ASA	17,963	569,830
Schibsted ASA Class B	21,253	614,065

		1,183,895
METALS & MINING — 4.40%
Norsk Hydro ASA	274,141	1,164,124

		1,164,124
MULTILINE RETAIL — 0.61%
Europris ASA[c]	34,222	160,830

		160,830
OIL, GAS & CONSUMABLE FUELS — 20.14%
Avance Gas Holding Ltd.[b,c]	13,090	26,365
BW LPG Ltd.[c]	26,256	69,251
Det Norske Oljeselskap ASA[a,b]	28,706	391,300

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI NORWAY CAPPED ETF

August 31, 2016

Security	Shares	Value
DNO ASA[a,b]	195,985	$205,945
Frontline Ltd./Bermuda[b]	22,358	166,993
Hoegh LNG Holdings Ltd.[b]	14,945	155,433
Statoil ASA	268,177	4,237,538
Tanker Investments Ltd.[a]	13,051	76,042

		5,328,867
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.79%
Entra ASA[c]	24,531	262,482
Norwegian Property ASA	89,904	113,174
Selvaag Bolig ASA	20,146	97,335

		472,991
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.04%
Nordic Semiconductor ASA[a,b]	38,174	179,404
REC Silicon ASA[a,b]	669,640	96,579

		275,983
SPECIALTY RETAIL — 1.25%
XXL ASA[c]	27,390	330,016

		330,016
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.42%
Thin Film Electronics ASA[a,b]	207,184	110,782

		110,782

TOTAL COMMON STOCKS
(Cost: $33,209,171)		26,339,093

Security	Shares	Value
SHORT-TERM INVESTMENTS — 10.22%

MONEY MARKET FUNDS — 10.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	2,690,510	$2,690,510
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	15,071	15,071

		2,705,581

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,705,581)		2,705,581

TOTAL INVESTMENTS IN SECURITIES — 109.76%
(Cost: $35,914,752)[g]		29,044,674
Other Assets, Less Liabilities — (9.76)%		(2,582,937)

NET ASSETS — 100.00%		$26,461,737

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $38,292,279. Net unrealized depreciation was $9,247,605, of which $681,825 represented gross unrealized appreciation on securities and $9,929,430 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$26,339,093	$—	$—	$26,339,093
Money market funds	2,705,581	—	—	2,705,581

Total	$29,044,674	$—	$—	$29,044,674

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2016

	iShares MSCI Denmark Capped ETF	iShares MSCI Finland Capped ETF	iShares MSCI Germany Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$49,953,416	$38,727,801	$23,360,809
Affiliated (Note 2)	1,712,892	8,430	2,062,038

Total cost of investments	$51,666,308	$38,736,231	$25,422,847

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$47,547,203	$37,764,186	$23,706,616
Affiliated (Note 2)	1,712,892	8,430	2,062,038

Total fair value of investments	49,260,095	37,772,616	25,768,654
Foreign currency, at value[b]	40,870	22,128	19,805
Receivables:
Investment securities sold	1,603,765	1,094,790	104,766
Dividends and interest	15,002	900	10,034
Tax reclaims	361,731	—	36,581
Foreign withholding tax claims (Note 7)	—	518,739	—

Total Assets	51,281,463	39,409,173	25,939,840

LIABILITIES
Payables:
Investment securities purchased	1,631,374	1,071,961	103,889
Collateral for securities on loan (Note 1)	1,695,200	—	2,045,500
IRS compliance fee for foreign withholding tax claims (Note 7)	—	99,047	—
Professional fees (Note 9)	—	53,326	—
Investment advisory fees (Note 2)	26,461	17,037	11,942

Total Liabilities	3,353,035	1,241,371	2,161,331

NET ASSETS	$47,928,428	$38,167,802	$23,778,509

Net assets consist of:
Paid-in capital	$52,473,144	$40,324,965	$24,470,476
Undistributed net investment income	33,540	333,509	32,354
Accumulated net realized loss	(2,175,652)	(1,526,203)	(1,069,607)
Net unrealized appreciation (depreciation)	(2,402,604)	(964,469)	345,286

NET ASSETS	$47,928,428	$38,167,802	$23,778,509

Shares outstanding[c]	850,000	1,150,000	550,000

Net asset value per share	$56.39	$33.19	$43.23

[a]	Securities on loan with values of $1,602,891, $ — and $1,189,787, respectively. See Note 1.
[b]	Cost of foreign currency: $41,564, $22,142 and $19,880, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2016

	iShares MSCI Ireland Capped ETF	iShares MSCI New Zealand Capped ETF	iShares MSCI Norway Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$124,915,916	$148,479,896	$33,209,171
Affiliated (Note 2)	1,230	193,547	2,705,581

Total cost of investments	$124,917,146	$148,673,443	$35,914,752

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$124,582,760	$171,056,993	$26,339,093
Affiliated (Note 2)	1,230	193,547	2,705,581

Total fair value of investments	124,583,990	171,250,540	29,044,674
Foreign currency, at value[b]	126,275	131,161	64,317
Receivables:
Investment securities sold	6,344,270	233,350	132,556
Dividends and interest	19,740	19,158	56,940
Tax reclaims	14,149	—	1,661

Total Assets	131,088,424	171,634,209	29,300,148

LIABILITIES
Payables:
Investment securities purchased	6,436,725	242,724	135,993
Collateral for securities on loan (Note 1)	—	145,000	2,690,510
Capital shares redeemed	3,630	—	—
Investment advisory fees (Note 2)	52,515	63,798	11,908

Total Liabilities	6,492,870	451,522	2,838,411

NET ASSETS	$124,595,554	$171,182,687	$26,461,737

Net assets consist of:
Paid-in capital	$131,147,317	$159,283,204	$37,603,844
Undistributed (distributions in excess of) net investment income	(178,384)	3,514	71,337
Accumulated net realized loss	(6,040,981)	(10,681,563)	(4,342,924)
Net unrealized appreciation (depreciation)	(332,398)	22,577,532	(6,870,520)

NET ASSETS	$124,595,554	$171,182,687	$26,461,737

Shares outstanding[c]	3,200,000	3,650,000	1,300,000

Net asset value per share	$38.94	$46.90	$20.36

[a]	Securities on loan with values of $ —, $138,571 and $2,466,801, respectively. See Note 1.
[b]	Cost of foreign currency: $125,373, $130,743 and $64,728, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2016

	iShares MSCI Denmark Capped ETF	iShares MSCI Finland Capped ETF	iShares MSCI Germany Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,334,132	$1,065,772	$460,821
Dividends — affiliated (Note 2)	305	27	37
Securities lending income — affiliated — net (Note 2)	99,357	22,924	124,820
Foreign withholding tax claims (Note 7)	—	518,739	—

	1,433,794	1,607,462	585,678
Less: IRS Compliance fee for foreign withholding tax claims (Note 7)	—	(99,047)	—

Total investment income	1,433,794	1,508,415	585,678

EXPENSES
Investment advisory fees (Note 2)	397,191	146,974	148,906
Professional fees (Note 2)	—	53,326	—

Total expenses	397,191	200,300	148,906

Net investment income	1,036,603	1,308,115	436,772

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,350,161)	(1,515,954)	(633,125)
In-kind redemptions — unaffiliated	1,805,400	767,689	254,252
Foreign currency transactions	(72,308)	(4,577)	1,096

Net realized loss	(2,617,069)	(752,842)	(377,777)

Net change in unrealized appreciation/depreciation on:
Investments	2,616,845	2,796,220	2,074,039
Translation of assets and liabilities in foreign currencies	(2,988)	(1,078)	(1,029)

Net change in unrealized appreciation/depreciation	2,613,857	2,795,142	2,073,010

Net realized and unrealized gain (loss)	(3,212)	2,042,300	1,695,233

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,033,391	$3,350,415	$2,132,005

[a]	Net of foreign withholding tax of $233,539, $188,783 and $52,844, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2016

	iShares MSCI Ireland Capped ETF	iShares MSCI New Zealand Capped ETF	iShares MSCI Norway Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,743,392	$3,124,369	$780,379
Dividends — affiliated (Note 2)	141	152	53
Securities lending income — affiliated — net (Note 2)	–	32,149	97,852

Total investment income	2,743,533	3,156,670	878,284

EXPENSES
Investment advisory fees (Note 2)	753,992	432,091	123,807

Total expenses	753,992	432,091	123,807

Net investment income	1,989,541	2,724,579	754,477

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,589,202)	(1,469,117)	(3,862,853)
In-kind redemptions — unaffiliated	10,160,887	1,562,473	(1,948,416)
Foreign currency transactions	8,316	117,877	(7,934)

Net realized gain (loss)	5,580,001	211,233	(5,819,203)

Net change in unrealized appreciation/depreciation on:
Investments	(12,349,156)	33,174,232	4,969,165
Translation of assets and liabilities in foreign currencies	(36,446)	1,504	664

Net change in unrealized appreciation/depreciation	(12,385,602)	33,175,736	4,969,829

Net realized and unrealized gain (loss)	(6,805,601)	33,386,969	(849,374)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,816,060)	$36,111,548	$(94,897)

[a]	Net of foreign withholding tax of $16,363, $509,467 and $179,854, respectively.

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI Denmark Capped ETF		iShares MSCI Finland Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,036,603	$995,563	$1,308,115	$443,363
Net realized gain (loss)	(2,617,069)	7,933,787	(752,842)	(677,761)
Net change in unrealized appreciation/depreciation	2,613,857	(7,558,507)	2,795,142	(2,920,949)

Net increase (decrease) in net assets resulting from operations	1,033,391	1,370,843	3,350,415	(3,155,347)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(947,962)	(976,596)	(966,760)	(460,665)

Total distributions to shareholders	(947,962)	(976,596)	(966,760)	(460,665)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	123,953,924	99,033,157	21,961,223	40,321,518
Cost of shares redeemed	(124,704,602)	(111,468,767)	(9,664,730)	(49,463,373)

Net increase (decrease) in net assets from capital share transactions	(750,678)	(12,435,610)	12,296,493	(9,141,855)

INCREASE (DECREASE) IN NET ASSETS	(665,249)	(12,041,363)	14,680,148	(12,757,867)

NET ASSETS
Beginning of year	48,593,677	60,635,040	23,487,654	36,245,521

End of year	$47,928,428	$48,593,677	$38,167,802	$23,487,654

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$33,540	$17,207	$333,509	$(4,507)

SHARES ISSUED AND REDEEMED
Shares sold	2,250,000	1,850,000	700,000	1,200,000
Shares redeemed	(2,300,000)	(2,150,000)	(300,000)	(1,500,000)

Net increase (decrease) in shares outstanding	(50,000)	(300,000)	400,000	(300,000)

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Germany Small-Cap ETF		iShares MSCI Ireland Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$436,772	$390,636	$1,989,541	$1,412,782
Net realized gain (loss)	(377,777)	1,217,384	5,580,001	3,345,938
Net change in unrealized appreciation/depreciation	2,073,010	(1,301,624)	(12,385,602)	7,486,528

Net increase (decrease) in net assets resulting from operations	2,132,005	306,396	(4,816,060)	12,245,248

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(399,725)	(482,393)	(2,173,143)	(1,615,175)
From net realized gain	—	—	—	(622,810)

Total distributions to shareholders	(399,725)	(482,393)	(2,173,143)	(2,237,985)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	9,932,930	17,760,405	89,533,413
Cost of shares redeemed	(3,976,338)	(20,717,059)	(63,671,347)	(49,024,326)

Net increase (decrease) in net assets from capital share transactions	(3,976,338)	(10,784,129)	(45,910,942)	40,509,087

INCREASE (DECREASE) IN NET ASSETS	(2,244,058)	(10,960,126)	(52,900,145)	50,516,350

NET ASSETS
Beginning of year	26,022,567	36,982,693	177,495,699	126,979,349

End of year	$23,778,509	$26,022,567	$124,595,554	$177,495,699

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$32,354	$(15,811)	$(178,384)	$(119,680)

SHARES ISSUED AND REDEEMED
Shares sold	—	250,000	450,000	2,250,000
Shares redeemed	(100,000)	(550,000)	(1,650,000)	(1,450,000)

Net increase (decrease) in shares outstanding	(100,000)	(300,000)	(1,200,000)	800,000

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI New Zealand Capped ETF		iShares MSCI Norway Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,724,579	$6,415,418	$754,477	$670,855
Net realized gain (loss)	211,233	(1,166,238)	(5,819,203)	(2,087,780)
Net change in unrealized appreciation/depreciation	33,175,736	(28,485,102)	4,969,829	(10,733,571)

Net increase (decrease) in net assets resulting from operations	36,111,548	(23,235,922)	(94,897)	(12,150,496)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,843,446)	(7,000,765)	(742,180)	(624,192)

Total distributions to shareholders	(2,843,446)	(7,000,765)	(742,180)	(624,192)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	92,950,854	13,238,478	12,537,865	56,764,370
Cost of shares redeemed	(19,380,405)	(78,103,248)	(15,833,684)	(35,674,721)

Net increase (decrease) in net assets from capital share transactions	73,570,449	(64,864,770)	(3,295,819)	21,089,649

INCREASE (DECREASE) IN NET ASSETS	106,838,551	(95,101,457)	(4,132,896)	8,314,961

NET ASSETS
Beginning of year	64,344,136	159,445,593	30,594,633	22,279,672

End of year	$171,182,687	$64,344,136	$26,461,737	$30,594,633

Undistributed net investment income included in net assets at end of year	$3,514	$4,504	$71,337	$66,974

SHARES ISSUED AND REDEEMED
Shares sold	2,200,000	350,000	600,000	2,300,000
Shares redeemed	(550,000)	(2,250,000)	(800,000)	(1,500,000)

Net increase (decrease) in shares outstanding	1,650,000	(1,900,000)	(200,000)	800,000

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Denmark Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 25, 2012 [a] to Aug. 31, 2012
Net asset value, beginning of period	$53.99	$50.53	$37.64	$29.32	$26.12

Income from investment operations:
Net investment income[b]	0.76	0.84	0.65	0.33	0.32
Net realized and unrealized gain[c]	2.27	3.43	12.66	8.40	3.20

Total from investment operations	3.03	4.27	13.31	8.73	3.52

Less distributions from:
Net investment income	(0.63)	(0.81)	(0.42)	(0.41)	(0.32)

Total distributions	(0.63)	(0.81)	(0.42)	(0.41)	(0.32)

Net asset value, end of period	$56.39	$53.99	$50.53	$37.64	$29.32

Total return	5.63%	8.43%	35.33%	29.94%	13.58%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$47,928	$48,594	$60,635	$9,410	$5,864
Ratio of expenses to average net assets[e]	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets[e]	1.38%	1.62%	1.32%	0.96%	1.87%
Portfolio turnover rate[f]	40%	9%	9%	12%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Finland Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 25, 2012 [a] to Aug. 31, 2012
Net asset value, beginning of period	$31.32	$34.52	$27.57	$22.10	$25.63

Income from investment operations:
Net investment income[b]	1.51 [c]	0.56	1.72	0.90	1.01
Net realized and unrealized gain (loss)[d]	1.13	(3.25)	6.37	5.47	(3.50)

Total from investment operations	2.64	(2.69)	8.09	6.37	(2.49)

Less distributions from:
Net investment income	(0.77)	(0.51)	(1.14)	(0.90)	(1.00)
Return of capital	—	—	—	—	(0.04)

Total distributions	(0.77)	(0.51)	(1.14)	(0.90)	(1.04)

Net asset value, end of period	$33.19	$31.32	$34.52	$27.57	$22.10

Total return	8.60%[c]	(7.90)%	29.25%	29.10%	(9.52)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$38,168	$23,488	$36,246	$9,651	$2,210
Ratio of expenses to average net assets[f]	0.72%	0.53%	0.53%	0.53%	0.53%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 7)	0.53%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets[f]	4.72%[c]	1.68%	4.95%	3.38%	7.04%
Portfolio turnover rate[g]	21%	12%	14%	12%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated IRS compliance fees and professional fees (See Note 7), which resulted in the following increases:
•	Net investment income per share by $0.42
•	Total return by 1.05%
•	Ratio of net investment income to average net assets by 1.32%
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Germany Small-Cap ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 25, 2012 [a] to Aug. 31, 2012
Net asset value, beginning of period	$40.03	$38.93	$34.54	$26.69	$25.84

Income from investment operations:
Net investment income[b]	0.71	0.53	0.70	0.67	0.57
Net realized and unrealized gain[c]	3.16	1.26	4.26	7.81	0.79

Total from investment operations	3.87	1.79	4.96	8.48	1.36

Less distributions from:
Net investment income	(0.67)	(0.69)	(0.57)	(0.63)	(0.51)

Total distributions	(0.67)	(0.69)	(0.57)	(0.63)	(0.51)

Net asset value, end of period	$43.23	$40.03	$38.93	$34.54	$26.69

Total return	9.72%	4.61%	14.21%	31.93%	5.34%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$23,779	$26,023	$36,983	$10,363	$2,669
Ratio of expenses to average net assets[e]	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets[e]	1.73%	1.36%	1.72%	2.09%	3.54%
Portfolio turnover rate[f]	12%	18%	15%	19%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Ireland Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$40.34	$35.27	$31.16	$20.90	$19.32

Income from investment operations:
Net investment income[a]	0.49	0.52 [b]	0.47	0.56	0.38
Net realized and unrealized gain (loss)[c]	(1.33)	5.43	4.32	10.06	1.56

Total from investment operations	(0.84)	5.95	4.79	10.62	1.94

Less distributions from:
Net investment income	(0.56)	(0.62)	(0.68)	(0.36)	(0.36)
Net realized gain	—	(0.26)	—	—	—

Total distributions	(0.56)	(0.88)	(0.68)	(0.36)	(0.36)

Net asset value, end of year	$38.94	$40.34	$35.27	$31.16	$20.90

Total return	(2.12)%	17.10%	15.45%	51.07%	10.11%

Ratios/Supplemental data:
Net assets, end of year (000s)	$124,596	$177,496	$126,979	$84,121	$8,359
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of net investment income to average net assets	1.27%	1.41%[b]	1.30%	2.03%	1.91%
Portfolio turnover rate[d]	31%	26%	31%	29%	21%

[a]	Based on average shares outstanding throughout each period.
[b]	Includes a special distribution from Paddy Power PLC. Excluding such special distribution, the net investment income would have been $0.34 per share and 0.94% of average net assets.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI New Zealand Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$32.17	$40.88	$34.14	$31.12	$32.41

Income from investment operations:
Net investment income[a]	1.21	1.87	1.68	1.45	1.25
Net realized and unrealized gain (loss)[b]	14.76	(8.57)	6.78	3.23	(0.50)

Total from investment operations	15.97	(6.70)	8.46	4.68	0.75

Less distributions from:
Net investment income	(1.24)	(2.01)	(1.72)	(1.66)	(2.04)

Total distributions	(1.24)	(2.01)	(1.72)	(1.66)	(2.04)

Net asset value, end of year	$46.90	$32.17	$40.88	$34.14	$31.12

Total return	50.49%	(17.01)%	25.02%	15.15%	3.30%

Ratios/Supplemental data:
Net assets, end of year (000s)	$171,183	$64,344	$159,446	$145,081	$104,263
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	3.05%	4.83%	4.17%	4.07%	4.21%
Portfolio turnover rate[c]	11%	14%	20%	26%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Norway Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 23, 2012 [a] to Aug. 31, 2012
Net asset value, beginning of period	$20.40	$31.83	$28.33	$27.37	$25.94

Income from investment operations:
Net investment income[b]	0.64	0.64	1.09	0.92	0.82
Net realized and unrealized gain (loss)[c]	(0.06)	(11.49)	3.43	0.85	1.26

Total from investment operations	0.58	(10.85)	4.52	1.77	2.08

Less distributions from:
Net investment income	(0.62)	(0.58)	(1.02)	(0.81)	(0.65)

Total distributions	(0.62)	(0.58)	(1.02)	(0.81)	(0.65)

Net asset value, end of period	$20.36	$20.40	$31.83	$28.33	$27.37

Total return	2.89%	(34.32)%	15.91%	6.61%	8.32%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$26,462	$30,595	$22,280	$11,331	$5,474
Ratio of expenses to average net assets[e]	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets[e]	3.23%	2.60%	3.48%	3.16%	5.16%
Portfolio turnover rate[f]	19%	14%	12%	10%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Denmark Capped	Non-diversified
MSCI Finland Capped	Non-diversified
MSCI Germany Small-Cap	Diversified
MSCI Ireland Capped	Non-diversified
MSCI New Zealand Capped	Non-diversified
MSCI Norway Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Denmark Capped
Deutsche Bank Securities Inc.	$97,032	$97,032	$—
Goldman Sachs & Co.	203,381	203,381	—
JPMorgan Clearing Corp.	68,515	68,515	—
Morgan Stanley & Co. LLC	853,852	853,852	—
UBS Securities LLC	380,111	380,111	—

	$1,602,891	$1,602,891	$—

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Germany Small-Cap
Citigroup Global Markets Inc.	$11,793	$11,793	$—
Credit Suisse Securities (USA) LLC	82,465	82,465	—
Deutsche Bank Securities Inc.	124,373	124,373	—
Goldman Sachs & Co.	275,824	275,824	—
JPMorgan Clearing Corp.	42,553	42,553	—
Merrill Lynch, Pierce, Fenner & Smith	25,062	25,062	—
Morgan Stanley & Co. LLC	215,901	215,901	—
Nomura Securities International Inc.	131,303	131,303	—
Scotia Capital (USA) Inc.	361	361	—
State Street Bank & Trust Company	44,317	44,317	—
UBS Securities LLC	235,835	235,835	—

	$1,189,787	$1,189,787	$—

MSCI New Zealand Capped
Barclays Capital Inc.	$138,571	$138,571	$—

	$138,571	$138,571	$—

MSCI Norway Capped
BNP Paribas Prime Brokerage Inc.	$103,401	$103,401	$—
Citigroup Global Markets Inc.	192,260	192,260	—
Credit Suisse Securities (USA) LLC	557,149	557,149	—
Deutsche Bank Securities Inc.	82,009	82,009	—
Goldman Sachs & Co.	119,543	119,543	—
HSBC Bank PLC	30,869	30,869	—
JPMorgan Clearing Corp.	135,810	135,810	—
Merrill Lynch, Pierce, Fenner & Smith	225,883	225,883	—
Morgan Stanley & Co. LLC	443,439	443,439	—
Nomura Securities International Inc.	1,637	1,637	—
Scotia Capital (USA) Inc.	22,755	22,755	—
UBS Securities LLC	552,046	552,046	—

	$2,466,801	$2,466,801	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Denmark Capped	0.53%
MSCI Finland Capped	0.53
MSCI Germany Small-Cap	0.59
MSCI Norway Capped	0.53

For its investment advisory services to each of the iShares MSCI Ireland Capped and iShares MSCI New Zealand Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Denmark Capped	$24,633
MSCI Finland Capped	5,640
MSCI Germany Small-Cap	31,672
MSCI New Zealand Capped	7,803
MSCI Norway Capped	24,451

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Denmark Capped	$1,258,953	$313,316
MSCI Finland Capped	954,578	171,945
MSCI Germany Small-Cap	—	5,684
MSCI Ireland Capped	2,659,932	5,416,618
MSCI Norway Capped	927,251	729,344

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI Denmark Capped	$29,130,346	$30,823,565
MSCI Finland Capped	5,863,468	5,944,494
MSCI Germany Small-Cap	3,073,671	3,070,139
MSCI Ireland Capped	52,842,148	48,979,462
MSCI New Zealand Capped	10,091,651	9,798,779
MSCI Norway Capped	4,450,613	4,435,359

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Denmark Capped	$106,923,989	$106,135,163
MSCI Finland Capped	21,921,997	9,601,892
MSCI Germany Small-Cap	—	3,962,301
MSCI Ireland Capped	17,725,973	62,710,821
MSCI New Zealand Capped	92,624,612	19,317,863
MSCI Norway Capped	12,369,295	15,741,798

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty

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iSHARES® TRUST

credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Denmark Capped	$(503,060)	$(72,308)	$575,368
MSCI Finland Capped	473,443	(3,339)	(470,104)
MSCI Germany Small-Cap	137,961	11,118	(149,079)
MSCI Ireland Capped	8,757,290	124,898	(8,882,188)
MSCI New Zealand Capped	1,001,756	117,877	(1,119,633)
MSCI Norway Capped	(2,600,891)	(7,934)	2,608,825

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
MSCI Denmark Capped
Ordinary income	$947,962	$976,596

MSCI Finland Capped
Ordinary income	$966,760	$460,665

MSCI Germany Small-Cap
Ordinary income	$399,725	$482,393

MSCI Ireland Capped
Ordinary income	$2,173,143	$2,110,400
Long-term capital gain	—	127,585

	$2,173,143	$2,237,985

MSCI New Zealand Capped
Ordinary income	$2,843,446	$7,000,765

MSCI Norway Capped
Ordinary income	$742,180	$624,192

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Denmark Capped	$33,540	$(131,341)	$(2,925,201)	$(1,521,714)	$(4,544,716)
MSCI Finland Capped	18,084	(103,008)	(1,511,416)	(560,823)	(2,157,163)
MSCI Germany Small-Cap	50,088	(384,620)	200,097	(557,532)	(691,967)
MSCI Ireland Capped	—	(885,342)	(1,273,487)	(4,392,934)	(6,551,763)
MSCI New Zealand Capped	730,052	(8,762,256)	20,336,413	(404,726)	11,899,483
MSCI Norway Capped	72,906	(746,411)	(9,248,047)	(1,220,555)	(11,142,107)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the foreign withholding tax reclaims and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

As of August 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI Denmark Capped	$131,341
MSCI Finland Capped	103,008
MSCI Germany Small-Cap	384,620
MSCI Ireland Capped	885,342
MSCI New Zealand Capped	8,762,256
MSCI Norway Capped	746,411

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Finland Capped ETF intends to file claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish Tax Authority. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, based on Finland’s statute of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims resulting in the recovery of foreign withholding taxes were approved by the Board as appropriate expenses of the Fund.

The Fund plans to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund (on behalf of its shareholders) paying a compliance fee to the IRS representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns from prior calendar years. The Fund has accrued an estimated liability for this IRS compliance fee, which is disclosed as “Payable for IRS compliance fee for foreign withholding tax claims” in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Denmark Capped ETF, iShares MSCI Finland Capped ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland Capped ETF, iShares MSCI New Zealand Capped ETF and iShares MSCI Norway Capped ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI Denmark Capped	$1,488,257
MSCI Finland Capped	1,163,400
MSCI Germany Small-Cap	482,851
MSCI Ireland Capped	2,573,565
MSCI New Zealand Capped	3,288,423
MSCI Norway Capped	847,291

For the fiscal year ended August 31, 2016, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Denmark Capped	$1,567,671	$232,890
MSCI Finland Capped	1,253,714	—
MSCI Germany Small-Cap	513,665	52,818
MSCI Ireland Capped	2,759,755	16,363
MSCI New Zealand Capped	3,633,836	508,936
MSCI Norway Capped	960,233	179,838

TAX INFORMATION	59

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI Denmark Capped ETF, iShares MSCI Finland Capped ETF, iShares MSCI Germany Small-Cap ETF and iShares MSCI Norway Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. The Board further noted that the pricing for iShares MSCI Denmark Capped ETF and iShares MSCI Finland Capped ETF reflects the unique country exposure of each Fund, and that there were no comparison funds in the Peer Group for iShares MSCI Denmark Capped ETF that focused on Demark, and no comparison funds in the Peer Group for iShares MSCI Finland Capped ETF that focused on Finland. In addition, the Board noted that iShares MSCI Norway Capped ETF invests primarily in Norwegian securities, as compared to most of the competitor funds identified by Broadridge, which do not invest primarily in Norwegian securities. The Board further noted that the

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pricing for iShares MSCI Germany Small-Cap ETF reflects that it invests primarily in small-cap companies, as compared to the competitor funds as determined by Broadridge, which do not invest primarily in small-cap companies.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the

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profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Ireland Capped ETF and iShares MSCI New Zealand Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the

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applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its

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iSHARES® TRUST

affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Denmark Capped	$0.630625	$—	$—	$0.630625	100%	—%	—%	100%
MSCI Germany Small-Cap	0.666057	—	—	0.666057	100	—	—	100
MSCI Ireland Capped	0.541191	—	0.015327	0.556518	97	—	3	100
MSCI New Zealand Capped	1.235725	—	—	1.235725	100	—	—	100
MSCI Norway Capped	0.617119	—	—	0.617119	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for the Fund.

SUPPLEMENTAL INFORMATION	67

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Denmark Capped ETF

Period Covered: January 25, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.09%
Greater than 2.5% and Less than 3.0%	1	0.09
Greater than 2.0% and Less than 2.5%	1	0.09
Greater than 1.5% and Less than 2.0%	8	0.72
Greater than 1.0% and Less than 1.5%	21	1.88
Greater than 0.5% and Less than 1.0%	165	14.78
Between 0.5% and –0.5%	819	73.39
Less than –0.5% and Greater than –1.0%	73	6.54
Less than –1.0% and Greater than –1.5%	19	1.70
Less than –1.5% and Greater than –2.0%	6	0.54
Less than –2.0% and Greater than –2.5%	1	0.09
Less than –2.5% and Greater than –3.0%	1	0.09

	1,116	100.00%

iShares MSCI Finland Capped ETF

Period Covered: January 25, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.09%
Greater than 2.0% and Less than 2.5%	3	0.27
Greater than 1.5% and Less than 2.0%	10	0.90
Greater than 1.0% and Less than 1.5%	31	2.78
Greater than 0.5% and Less than 1.0%	173	15.50
Between 0.5% and –0.5%	787	70.51
Less than –0.5% and Greater than –1.0%	80	7.17
Less than –1.0% and Greater than –1.5%	21	1.88
Less than –1.5% and Greater than –2.0%	6	0.54
Less than –2.0% and Greater than –2.5%	1	0.09
Less than –2.5% and Greater than –3.0%	1	0.09
Less than –3.0%	2	0.18

	1,116	100.00%

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Germany Small-Cap ETF

Period Covered: January 25, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.09%
Greater than 1.5% and Less than 2.0%	10	0.90
Greater than 1.0% and Less than 1.5%	26	2.33
Greater than 0.5% and Less than 1.0%	135	12.10
Between 0.5% and –0.5%	826	74.01
Less than –0.5% and Greater than –1.0%	98	8.78
Less than –1.0% and Greater than –1.5%	15	1.34
Less than –1.5% and Greater than –2.0%	1	0.09
Less than –2.0% and Greater than –2.5%	2	0.18
Less than –2.5% and Greater than –3.0%	2	0.18

	1,116	100.00%

iShares MSCI Ireland Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	2	0.14%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	7	0.51
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	46	3.33
Greater than 1.5% and Less than 2.0%	156	11.28
Greater than 1.0% and Less than 1.5%	339	24.52
Greater than 0.5% and Less than 1.0%	286	20.68
Between 0.5% and –0.5%	451	32.62
Less than –0.5% and Greater than –1.0%	62	4.48
Less than –1.0% and Greater than –1.5%	14	1.01
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	69

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI New Zealand Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.14%
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	11	0.80
Greater than 1.0% and Less than 1.5%	51	3.69
Greater than 0.5% and Less than 1.0%	208	15.04
Between 0.5% and –0.5%	899	65.00
Less than –0.5% and Greater than –1.0%	139	10.05
Less than –1.0% and Greater than –1.5%	43	3.11
Less than –1.5% and Greater than –2.0%	13	0.94
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0%	2	0.14

	1,383	100.00%

iShares MSCI Norway Capped ETF

Period Covered: January 25, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.09%
Greater than 2.0% and Less than 2.5%	1	0.09
Greater than 1.5% and Less than 2.0%	13	1.16
Greater than 1.0% and Less than 1.5%	29	2.59
Greater than 0.5% and Less than 1.0%	177	15.83
Between 0.5% and –0.5%	739	66.11
Less than –0.5% and Greater than –1.0%	111	9.93
Less than –1.0% and Greater than –1.5%	34	3.04
Less than –1.5% and Greater than –2.0%	11	0.98
Less than –2.0% and Greater than –2.5%	1	0.09
Less than –2.5%	1	0.09

	1,118	100.00%

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	71

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-808-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares MSCI India ETF | INDA | BATS
➢	iShares MSCI India Small-Cap ETF | SMIN | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI INDIA ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.73%	7.02%	7.61%	6.73%	7.02%	7.61%
Since Inception	4.07%	4.08%	4.68%	20.06%	20.09%	23.30%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/2/12. The first day of secondary market trading was 2/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,248.60	$3.90	$1,000.00	$1,021.70	$3.51	0.69%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDIA ETF

The iShares MSCI India ETF (the “Fund”) seeks to track the investment results of an index composed of Indian equities, as represented by the MSCI India Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 6.73%, net of fees, while the total return for the Index was 7.61%.

As represented by the Index, Indian stocks posted a positive return for the reporting period and outperformed broader global equity indexes. The Indian rupee was down slightly relative to the U.S. dollar, which had a negative effect on the Index’s performance, as returns on Indian investments were lower when translated back into U.S. dollars.

India’s economic growth was lower in 2016’s second quarter compared to the first quarter, at the slowest rate since 2014’s fourth quarter. In an effort to boost economic growth, the Reserve Bank of India cut its key interest rate in April 2016 to the lowest rate in more than five years. However, personal incomes rose, while consumer spending increased in late 2015 and early 2016 to record-high levels before moderating somewhat in 2016’s second quarter.

In U.S. dollar terms, the financials sector, which represented about 16% of the Index on average, was the largest contributor to the Index’s return for the reporting period, largely due to the strong performance of Indian banks. The consumer discretionary and materials sectors also contributed to the Index’s performance for the reporting period. In the consumer discretionary sector, the automobile-related industries performed well, while the metals and mining industry boosted performance in the materials sector. Conversely, the healthcare sector was the largest detractor from the Index’s return for the reporting period. Within the sector, the stock prices of Indian pharmaceutical companies generally declined amid renewed scrutiny over drug pricing. The information technology sector also hindered the Index’s performance during the reporting period, as Indian IT services companies fell.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials	22.06%
Information Technology	16.86
Consumer Discretionary	14.07
Health Care	10.22
Consumer Staples	9.86
Energy	8.78
Materials	7.28
Industrials	6.08
Telecommunication Services	2.77
Utilities	2.02

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Housing Development Finance Corp. Ltd.	9.02%
Infosys Ltd.	8.14
Reliance Industries Ltd.	5.88
Tata Consultancy Services Ltd.	5.08
Axis Bank Ltd.	4.26
ITC Ltd.	3.76
Tata Motors Ltd.	3.63
Sun Pharmaceuticals Industries Ltd.	3.19
Hindustan Unilever Ltd.	2.54
Mahindra & Mahindra Ltd.	2.29

TOTAL	47.79%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI INDIA SMALL-CAP ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.99%	14.21%	15.07%	13.99%	14.21%	15.07%
Since Inception	9.27%	9.34%	9.81%	49.88%	50.30%	53.22%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,375.90	$4.96	$1,000.00	$1,021.00	$4.22	0.83%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

The iShares MSCI India Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Indian equities, as represented by the MSCI India Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 13.99%, net of fees, while the total return for the Index was 15.07%.

As represented by the Index, Indian small-capitalization stocks posted a positive return for the reporting period and outperformed Indian mid- and large-capitalization stocks, as well as broader global equity indexes. The Indian rupee was down slightly relative to the U.S. dollar, which had a negative effect on the Index’s performance, as returns on Indian investments were lower when translated back into U.S. dollars.

India’s economic growth was lower in 2016’s second quarter compared to the first quarter, at the slowest rate since 2014’s fourth quarter. In an effort to boost economic growth, the Reserve Bank of India cut its key interest rate in April 2016 to the lowest rate in more than five years. However, personal incomes rose, while consumer spending increased in late 2015 and early 2016 to record-high levels before moderating somewhat in 2016’s second quarter.

In U.S. dollar terms, the financials sector, which represented about 19% of the Index on average, was the largest contributor to the Index’s return for the reporting period, largely due to the strong performance of small-capitalization consumer finance stocks. The materials sector contributed to the Index’s performance, as small-capitalization chemicals and construction materials companies generally performed well. The industrials sector also helped the Index’s return for the reporting period, as did the consumer discretionary sector. Conversely, the information technology sector detracted from the Index’s performance for the reporting period, largely due to internet software and services companies. The healthcare sector also hindered the Index’s return. Within the sector, several pharmaceutical companies declined amid renewed scrutiny over drug pricing.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Discretionary	21.72%
Financials**	18.73
Industrials	16.96
Materials	12.93
Health Care	9.15
Information Technology	7.76
Utilities	4.65
Consumer Staples	3.38
Real Estate**	1.98
Telecommunication Services	1.61
Energy	1.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Federal Bank Ltd.	1.65%
Page Industries Ltd.	1.57
Bharat Financial Inclusion Ltd.	1.50
Rural Electrification Corp. Ltd.	1.38
Reliance Infrastructure Ltd.	1.23
Berger Paints India Ltd.	1.17
Crompton Greaves Consumer Electricals Ltd.	1.10
MindTree Ltd.	1.09
Reliance Capital Ltd.	1.04
Indian Hotels Co. Ltd.	1.00

TOTAL	12.73%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments
iSHARES® MSCI INDIA ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.91%

AUTO COMPONENTS — 1.60%
Bharat Forge Ltd.	1,232,342	$15,646,713
Bosch Ltd.	88,649	31,991,210
Motherson Sumi Systems Ltd.	3,734,520	17,986,702

		65,624,625
AUTOMOBILES — 10.58%
Bajaj Auto Ltd.	987,176	43,904,789
Hero Motocorp Ltd.	587,271	31,054,683
Mahindra & Mahindra Ltd.	4,383,845	94,039,596
Maruti Suzuki India Ltd.	1,243,763	93,856,098
Tata Motors Ltd.	18,598,557	149,327,223
Tata Motors Ltd. Class A	4,486,214	23,013,869

		435,196,258
BANKS — 8.96%
Axis Bank Ltd.	19,645,329	175,083,091
ICICI Bank Ltd.	12,999,415	50,079,873
State Bank of India	18,263,954	68,861,406
Yes Bank Ltd.	3,657,627	74,610,785

		368,635,155
BEVERAGES — 0.65%
United Spirits Ltd.[a]	769,323	26,571,339

		26,571,339
CHEMICALS — 2.39%
Asian Paints Ltd.	3,385,144	58,528,569
UPL Ltd.	4,173,663	39,820,247

		98,348,816
CONSTRUCTION & ENGINEERING — 2.05%
Larsen & Toubro Ltd.	3,727,053	84,199,564

		84,199,564
CONSTRUCTION MATERIALS — 2.26%
ACC Ltd.	530,063	13,532,951
Ambuja Cements Ltd.	7,007,621	29,084,191
Shree Cement Ltd.	98,356	25,223,900
Ultratech Cement Ltd.	419,691	25,247,262

		93,088,304
CONSUMER FINANCE — 1.96%
Bajaj Finance Ltd.	190,122	31,259,555
Mahindra & Mahindra Financial Services Ltd.	3,278,511	17,440,190
Shriram Transport Finance Co. Ltd.	1,734,996	32,048,332

		80,748,077

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 0.34%
Power Finance Corp. Ltd.	7,453,770	$13,767,827

		13,767,827
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.85%
Bharti Infratel Ltd.	6,693,605	35,057,219

		35,057,219
ELECTRIC UTILITIES — 0.37%
Tata Power Co. Ltd.	13,044,857	15,290,746

		15,290,746
ELECTRICAL EQUIPMENT — 0.79%
Bharat Heavy Electricals Ltd.	6,910,339	14,353,115
Havells India Ltd.	2,939,011	18,326,579

		32,679,694
FOOD PRODUCTS — 0.92%
GlaxoSmithKline Consumer Healthcare Ltd.	118,736	11,118,934
Nestle India Ltd.	272,212	26,524,310

		37,643,244
GAS UTILITIES — 0.52%
GAIL (India) Ltd.	3,730,531	21,384,961

		21,384,961
HEALTH CARE PROVIDERS & SERVICES — 0.44%
Apollo Hospitals Enterprise Ltd.	900,152	18,144,844

		18,144,844
HOUSEHOLD PRODUCTS — 2.54%
Hindustan Unilever Ltd.	7,636,838	104,574,620

		104,574,620
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.12%
NTPC Ltd.	19,399,602	46,130,904

		46,130,904
INDUSTRIAL CONGLOMERATES — 0.39%
Siemens Ltd.	837,866	15,839,633

		15,839,633
IT SERVICES — 16.84%
HCL Technologies Ltd.	6,637,420	77,162,361
Infosys Ltd.	21,616,641	334,352,659
Tata Consultancy Services Ltd.	5,563,134	208,611,295
Tech Mahindra Ltd.	2,740,075	19,180,934
Wipro Ltd.	7,266,245	53,344,025

		692,651,274

CONSOLIDATED SCHEDULES OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA ETF

August 31, 2016

Security	Shares	Value
LIFE SCIENCES TOOLS & SERVICES — 0.45%
Divi’s Laboratories Ltd.	936,876	$18,501,098

		18,501,098
MACHINERY — 1.72%
Ashok Leyland Ltd.	13,391,331	17,506,511
Eicher Motors Ltd.	156,575	53,191,429

		70,697,940
MEDIA — 1.33%
Zee Entertainment Enterprises Ltd.	6,779,117	54,611,522

		54,611,522
METALS & MINING — 2.62%
Hindalco Industries Ltd.	13,117,725	31,193,037
JSW Steel Ltd.	995,250	26,053,050
Tata Steel Ltd.	3,541,805	19,573,272
Vedanta Ltd.	12,206,626	30,985,911

		107,805,270
OIL, GAS & CONSUMABLE FUELS — 8.78%
Bharat Petroleum Corp. Ltd.	3,062,239	27,554,207
Cairn India Ltd.	5,293,322	15,740,855
Coal India Ltd.	8,173,490	40,702,687
Oil & Natural Gas Corp. Ltd.	10,064,509	35,512,072
Reliance Industries Ltd.	15,251,934	241,407,347

		360,917,168
PERSONAL PRODUCTS — 1.99%
Dabur India Ltd.	6,214,432	26,966,014
Godrej Consumer Products Ltd.	1,402,087	31,753,701
Marico Ltd.	5,312,060	23,121,778

		81,841,493
PHARMACEUTICALS — 9.32%
Aurobindo Pharma Ltd.	3,097,719	36,581,023
Cadila Healthcare Ltd.	2,408,621	13,699,324
Cipla Ltd.	4,064,233	34,770,827
Dr. Reddy’s Laboratories Ltd.	1,384,279	63,867,619
Glenmark Pharmaceuticals Ltd.	1,626,480	20,427,540
Lupin Ltd.	2,597,935	57,498,272
Piramal Enterprises Ltd.	913,499	25,078,596
Sun Pharmaceuticals Industries Ltd.	11,324,749	131,163,828

		383,087,029
ROAD & RAIL — 0.20%
Container Corp. of India Ltd.	389,918	8,119,459

		8,119,459

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.56%
Titan Co. Ltd.	3,655,309	$22,842,270

		22,842,270
THRIFTS & MORTGAGE FINANCE — 10.77%
Housing Development Finance Corp. Ltd.	17,661,935	370,658,004
Indiabulls Housing Finance Ltd.	3,469,852	42,444,419
LIC Housing Finance Ltd.	3,502,686	29,971,842

		443,074,265
TOBACCO — 3.75%
ITC Ltd.	39,759,614	154,389,840

		154,389,840
TRANSPORTATION INFRASTRUCTURE — 0.93%
Adani Ports & Special Economic Zone Ltd.	9,744,906	38,262,252

		38,262,252
WIRELESS TELECOMMUNICATION SERVICES — 1.92%
Bharti Airtel Ltd.	11,756,155	58,219,036
Idea Cellular Ltd.	14,824,534	20,686,168

		78,905,204

TOTAL COMMON STOCKS
(Cost: $3,797,261,415)		4,108,631,914

TOTAL INVESTMENTS IN SECURITIES — 99.91%
(Cost: $3,797,261,415)[b]		4,108,631,914
Other Assets, Less Liabilities — 0.09%		3,620,367

NET ASSETS — 100.00%		$4,112,252,281

[a]	Non-income earning security.
[b]	The cost of investments for federal income tax purposes was $3,975,996,830. Net unrealized appreciation was $132,635,084, of which $447,406,787 represented gross unrealized appreciation on securities and $314,771,703 represented gross unrealized depreciation on securities.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$4,108,631,914	$—	$—	$4,108,631,914

Total	$4,108,631,914	$—	$—	$4,108,631,914

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.73%

AIR FREIGHT & LOGISTICS — 0.71%
Allcargo Logistics Ltd.	50,436	$139,176
Blue Dart Express Ltd.	3,960	321,888

		461,064
AIRLINES — 0.40%
Jet Airways India Ltd.[a]	18,972	152,708
SpiceJet Ltd.[a]	121,572	107,013

		259,721
AUTO COMPONENTS — 5.34%
Apollo Tyres Ltd.	191,976	524,730
Asahi India Glass Ltd.	47,840	140,155
Balkrishna Industries Ltd.	32,266	422,850
Ceat Ltd.	15,140	201,927
Exide Industries Ltd.	172,296	476,728
Mahindra CIE Automotive Ltd.[a]	64,512	170,889
MRF Ltd.	864	482,919
Sundram Fasteners Ltd.	42,386	184,557
Tube Investments of India Ltd.	60,460	504,932
WABCO India Ltd.	3,808	354,655

		3,464,342
AUTOMOBILES — 0.72%
TVS Motor Co. Ltd.	95,401	464,469

		464,469
BANKS — 5.18%
Allahabad Bank[a]	121,771	153,009
Andhra Bank	111,096	100,114
Canara Bank Ltd.[a]	91,584	383,663
City Union Bank Ltd.	49,044	96,448
DCB Bank Ltd.[a]	115,704	208,274
Federal Bank Ltd.	1,038,643	1,066,249
Jammu & Kashmir Bank Ltd. (The)	161,076	169,206
Karnataka Bank Ltd. (The)	76,825	173,794
Karur Vysya Bank Ltd. (The)	40,968	294,918
Oriental Bank of Commerce	59,281	111,224
State Bank of Bikaner & Jaipur	11,412	115,662
Syndicate Bank[a]	135,174	155,621
Union Bank of India	115,776	244,967
Vijaya Bank[a]	143,028	82,438

		3,355,587
BIOTECHNOLOGY — 0.86%
Biocon Ltd.	40,578	555,441

		555,441

Security	Shares	Value
BUILDING PRODUCTS — 1.84%
Astral Polytechnik Ltd.	24,084	$170,893
Blue Star Ltd.	18,972	141,971
Cera Sanitaryware Ltd.	2,677	96,192
Kajaria Ceramics Ltd.	27,036	509,231
Sintex Industries Ltd.	244,808	273,613

		1,191,900
CAPITAL MARKETS — 3.41%
Credit Analysis & Research Ltd.	14,719	274,544
CRISIL Ltd.	14,953	490,622
Edelweiss Financial Services Ltd.	276,325	477,803
IIFL Holdings Ltd.	107,233	446,497
JM Financial Ltd.	156,955	155,619
Motilal Oswal Financial Services Ltd.	28,588	208,018
PTC India Financial Services Ltd.	111,816	61,777
Tata Investment Corp. Ltd.	11,380	97,181

		2,212,061
CHEMICALS — 8.28%
Aarti Industries	17,136	158,515
Akzo Nobel India Ltd.	9,249	237,543
Atul Ltd.	6,120	203,462
BASF India Ltd.	7,128	120,943
Bayer CropScience Ltd./India	7,092	426,198
Berger Paints India Ltd.	195,422	759,715
Coromandel International Ltd.	58,635	235,652
Dhanuka Agritech Ltd.	9,678	110,191
EID Parry India Ltd.	44,965	170,138
Finolex Industries Ltd.	25,560	185,450
Godrej Industries Ltd.	56,556	355,491
Gujarat Fluorochemicals Ltd.	22,203	196,336
Kansai Nerolac Paints Ltd.	109,729	609,678
Monsanto India Ltd.	3,418	119,712
PI Industries Ltd.	45,795	551,803
Rallis India Ltd.	38,520	130,509
SH Kelkar & Co. Ltd.[b]	29,376	149,885
Sharda Cropchem Ltd.	18,325	99,820
Supreme Industries Ltd.	31,928	456,227
Vinati Organics Ltd.	10,404	92,482

		5,369,750
COMMUNICATIONS EQUIPMENT — 0.16%
Sterlite Technologies Ltd.	82,481	104,194

		104,194

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
CONSTRUCTION & ENGINEERING — 4.75%
Alstom India Ltd.[a]	13,680	$125,381
Ashoka Buildcon Ltd.	37,936	90,152
Engineers India Ltd.	67,680	264,373
Gayatri Projects Ltd.	16,380	166,931
GMR Infrastructure Ltd.[a]	1,774,218	360,301
Hindustan Construction Co. Ltd.[a]	364,974	149,870
IRB Infrastructure Developers Ltd.	131,959	446,596
Kalpataru Power Transmission Ltd.	31,213	121,762
KEC International Ltd.	50,904	102,842
NCC Ltd./India	279,379	354,178
PNC Infratech Ltd.	48,780	88,499
Sadbhav Engineering Ltd.	69,958	311,139
Voltas Ltd.	85,070	495,786

		3,077,810
CONSTRUCTION MATERIALS — 3.12%
Century Textiles & Industries Ltd.	22,846	247,137
Dalmia Bharat Ltd.	17,928	445,684
India Cements Ltd. (The)	128,520	287,476
JK Cement Ltd.	14,040	166,889
JK Lakshmi Cement Ltd.	24,195	163,299
Orient Cement Ltd.	41,645	119,612
Prism Cement Ltd.[a]	100,366	172,722
Ramco Cements Ltd. (The)	48,600	419,163

		2,021,982
CONSUMER FINANCE — 4.45%
Bharat Financial Inclusion Ltd.[a]	79,424	971,897
Capital First Ltd.	19,127	199,895
Manappuram Finance Ltd.	346,768	441,680
Muthoot Finance Ltd.	81,638	458,048
Repco Home Finance Ltd.	25,641	327,452
Sundaram Finance Ltd.	22,359	485,692

		2,884,664
CONTAINERS & PACKAGING — 0.35%
Essel Propack Ltd.	30,564	102,275
HSIL Ltd.	24,264	125,795

		228,070
DIVERSIFIED FINANCIAL SERVICES — 3.72%
IFCI Ltd.	489,395	207,173
L&T Finance Holdings Ltd.	350,263	507,063
Reliance Capital Ltd.	84,695	672,552
Rural Electrification Corp. Ltd.	250,092	890,091
SREI Infrastructure Finance Ltd.	110,376	135,724

		2,412,603

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.70%
Himachal Futuristic Communications Ltd.[a]	315,648	$80,597
Tata Communications Ltd.	47,896	376,224

		456,821
ELECTRIC UTILITIES — 2.57%
Adani Transmissions Ltd.[a]	136,784	81,188
CESC Ltd.	50,065	498,332
Reliance Infrastructure Ltd.	89,080	793,633
Sterlite Power Transmission	16,038	19,530
Torrent Power Ltd.	96,376	271,197

		1,663,880
ELECTRICAL EQUIPMENT — 3.02%
Alstom T&D India Ltd.	51,707	246,722
Amara Raja Batteries Ltd.	17,930	256,045
Crompton Greaves Ltd.[a]	287,050	357,044
Finolex Cables Ltd.	59,907	397,308
Schneider Electric Infrastructure Ltd.[a]	40,573	81,485
Suzlon Energy Ltd.[a]	1,893,855	446,811
V-Guard Industries Ltd.	59,760	169,857

		1,955,272
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.53%
Redington India Ltd.	216,036	343,232

		343,232
FOOD PRODUCTS — 2.01%
Balrampur Chini Mills Ltd.	92,340	147,879
CCL Products India Ltd.	15,144	61,632
Kaveri Seed Co. Ltd.	23,328	125,296
KRBL Ltd.	60,955	246,569
McLeod Russel India Ltd.	36,936	100,185
Tata Global Beverages Ltd.	247,572	518,471
Zydus Wellness Ltd.	7,704	101,117

		1,301,149
GAS UTILITIES — 1.07%
Gujarat Gas Ltd.	27,468	261,617
Gujarat State Petronet Ltd.	114,552	259,653
Indraprastha Gas Ltd.	14,258	170,566

		691,836
HEALTH CARE PROVIDERS & SERVICES — 0.92%
Fortis Healthcare Ltd.[a]	77,004	205,014
Max India Ltd.[a]	100,130	231,150

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Narayana Hrudayalaya Ltd.[a]	34,468	$159,422

		595,586
HOTELS, RESTAURANTS & LEISURE — 3.21%
Coffee Day Enterprises Ltd.[a,b]	34,020	125,016
Cox & Kings Ltd.	64,058	179,060
Delta Corp. Ltd.	45,052	104,171
EIH Ltd.	95,940	157,584
Indian Hotels Co. Ltd.	331,550	644,089
Jubilant Foodworks Ltd.	30,204	529,641
Mahindra Holidays & Resorts India Ltd.	17,748	129,354
Thomas Cook India Ltd.	72,299	214,511

		2,083,426
HOUSEHOLD DURABLES — 2.91%
Bajaj Electricals Ltd.	19,334	76,995
Crompton Greaves Consumer Electricals Ltd.[a]	289,855	713,060
Hitachi Home & Life Solutions India Ltd.	5,362	123,241
LA Opala RG Ltd.	11,196	92,542
Symphony Ltd.	7,023	242,114
TTK Prestige Ltd.	2,338	171,327
Videocon Industries Ltd.[a]	72,648	112,926
Whirlpool of India Ltd.[a]	25,956	356,047

		1,888,252
HOUSEHOLD PRODUCTS — 0.46%
Eveready Industries India Ltd.	30,203	129,300
Jyothy Laboratories Ltd.	36,853	169,792

		299,092
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.72%
Adani Power Ltd.[a]	672,501	277,657
PTC India Ltd.	148,536	186,751

		464,408
INDUSTRIAL CONGLOMERATES — 1.09%
Aditya Birla Nuvo Ltd.	26,418	542,482
Chennai Super Kings Cricket Ltd.[a]	206,787	6,948
Jaiprakash Associates Ltd.[a]	919,824	160,011

		709,441
INSURANCE — 0.37%
Max Financial Services Ltd.	27,399	237,210

		237,210
INTERNET SOFTWARE & SERVICES — 1.29%
Info Edge India Ltd.	50,513	621,136
Just Dial Ltd.	29,086	215,528

		836,664

Security	Shares	Value
IT SERVICES — 3.95%
eClerx Services Ltd.	17,096	$411,037
Hexaware Technologies Ltd.	76,109	230,759
MindTree Ltd.	84,329	708,366
Mphasis Ltd.	61,524	521,259
Persistent Systems Ltd.	32,740	304,301
Polaris Consulting & Services Ltd./India[a]	20,183	55,392
Rolta India Ltd.	69,955	67,532
Vakrangee Ltd.	89,692	262,098

		2,560,744
LIFE SCIENCES TOOLS & SERVICES — 0.07%
Dishman Pharmaceuticals & Chemicals Ltd.	17,088	45,087

		45,087
MACHINERY — 3.71%
AIA Engineering Ltd.	27,648	529,077
BEML Ltd.	8,280	131,779
Escorts Ltd.	41,279	200,601
Force Motors Ltd.	2,664	123,649
Greaves Cotton Ltd.	49,752	102,223
Ingersoll-Rand India Ltd.	6,048	65,695
ISGEC Heavy Engineering Ltd.	1,476	109,099
Jain Irrigation Systems Ltd.	242,428	304,800
Lakshmi Machine Works Ltd.	2,268	138,314
SKF India Ltd.	10,584	221,265
Texmaco Rail & Engineering Ltd.	40,626	69,641
Thermax Ltd.	23,832	297,802
Timken India Ltd.	13,284	110,892

		2,404,837
MARINE — 0.12%
Shipping Corp. of India Ltd.[a]	77,688	76,911

		76,911
MEDIA — 2.86%
DEN Networks Ltd.[a]	46,001	54,265
Dish TV India Ltd.[a]	314,818	463,742
Jagran Prakashan Ltd.	71,964	203,631
PVR Ltd.	19,332	342,878
Sun TV Network Ltd.	79,272	559,177
TV18 Broadcast Ltd.[a]	370,296	233,059

		1,856,752
METALS & MINING — 0.92%
Jindal Steel & Power Ltd.[a]	269,388	343,724
MOIL Ltd.	27,972	104,963

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Ratnamani Metals & Tubes Ltd.	9,504	$78,450
Welspun Corp. Ltd.	55,224	67,123

		594,260
MULTILINE RETAIL — 0.50%
Bharti Retail Ltd.[a]	95,555	227,722
Shoppers Stop Ltd.	16,813	98,049

		325,771
OIL, GAS & CONSUMABLE FUELS — 1.13%
Aegis Logistics Ltd.	65,592	128,794
Chennai Petroleum Corp. Ltd.	29,628	130,289
Great Eastern Shipping Co. Ltd. (The)	68,616	377,916
Gujarat Mineral Development Corp. Ltd.	65,083	94,121

		731,120
PAPER & FOREST PRODUCTS — 0.22%
Century Plyboards India Ltd.	44,303	143,553

		143,553
PERSONAL PRODUCTS — 0.90%
Bajaj Corp. Ltd.	37,134	221,795
Gillette India Ltd.	5,442	363,184

		584,979
PHARMACEUTICALS — 7.28%
Ajanta Pharma Ltd.	17,732	503,417
Alembic Pharmaceuticals Ltd.	38,412	360,517
AstraZeneca Pharma India Ltd.[a]	5,004	76,891
FDC Ltd./India	36,036	101,672
Granules India Ltd.	43,793	84,356
Indoco Remedies Ltd.	19,188	90,267
Ipca Laboratories Ltd.	37,260	301,107
Jubilant Life Sciences Ltd.	53,546	429,959
Marksans Pharma Ltd.	164,772	100,384
Natco Pharma Ltd.	46,676	480,142
Pfizer Ltd./India	9,151	272,214
Sanofi India Ltd.	4,572	299,979
Sequent Scientific Ltd.[a]	69,408	141,365
Shilpa Medicare Ltd.	18,315	151,918
Strides Shasun Ltd.	36,801	522,726
Sun Pharma Advanced Research Co. Ltd.[a]	51,267	291,013
Suven Life Sciences Ltd.	36,459	104,581
Unichem Laboratories Ltd.	30,421	122,352
Wockhardt Ltd.[a]	23,089	281,898

		4,716,758

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.98%
Godrej Properties Ltd.[a]	43,468	$233,437
Housing Development & Infrastructure Ltd.[a]	216,252	299,175
Indiabulls Real Estate Ltd.[a]	148,742	182,679
Oberoi Realty Ltd.	71,648	322,881
Sobha Ltd.	32,538	139,175
Unitech Ltd.[a]	1,295,948	104,496

		1,281,843
ROAD & RAIL — 0.12%
VRL Logistics Ltd.	18,036	78,680

		78,680
SOFTWARE — 1.76%
Cyient Ltd.	61,206	455,504
KPIT Technologies Ltd.	125,259	238,005
NIIT Technologies Ltd.	25,560	152,665
Tata Elxsi Ltd.	6,375	150,360
Zensar Technologies Ltd.	9,083	146,024

		1,142,558
SPECIALTY RETAIL — 0.38%
PC Jeweller Ltd.	37,260	245,192

		245,192
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.05%
Ricoh India Ltd.	7,560	31,382

		31,382
TEXTILES, APPAREL & LUXURY GOODS — 5.73%
Aditya Birla Fashion and Retail Ltd.[a]	155,351	361,179
Arvind Ltd.	106,514	495,114
Bata India Ltd.	25,734	205,369
Himatsingka Seide Ltd.	20,628	80,054
Indo Count Industries Ltd.	7,668	93,614
Kitex Garments Ltd.	9,504	69,318
KPR Mill Ltd.	7,524	127,954
Page Industries Ltd.	4,572	1,014,104
Rajesh Exports Ltd.	74,535	489,091
Raymond Ltd.	20,304	125,305
SRF Ltd.	11,827	304,019
Vardhman Textiles Ltd.	12,996	194,416
Welspun India Ltd.	211,392	153,722

		3,713,259

CONSOLIDATED SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 1.55%
Can Fin Homes Ltd.	5,220	$116,244
Dewan Housing Finance Corp. Ltd.	121,824	528,626
GRUH Finance Ltd.	73,044	360,366

		1,005,236
TRADING COMPANIES & DISTRIBUTORS — 0.23%
Adani Enterprises Ltd.	139,287	151,412

		151,412
TRANSPORTATION INFRASTRUCTURE — 0.92%
Gateway Distriparks Ltd.	63,824	267,514
Gujarat Pipavav Port Ltd.	92,563	245,885
Navkar Corp. Ltd.[a,b]	27,864	81,903

		595,302
WATER UTILITIES — 0.29%
VA Tech Wabag Ltd.	22,248	189,027

		189,027
WIRELESS TELECOMMUNICATION SERVICES — 0.90%
Reliance Communications Ltd.[a]	728,676	587,010

		587,010

TOTAL COMMON STOCKS
(Cost: $53,208,576)		64,651,600

Security	Shares	Value
RIGHTS — 0.01%

BUILDING PRODUCTS — 0.01%
Sintex Industries Ltd.[a]	42,152	$6,200

		6,200

TOTAL RIGHTS
(Cost: $0)		6,200

TOTAL INVESTMENTS IN SECURITIES — 99.74%
(Cost: $53,208,576)[c]		64,657,800
Other Assets, Less Liabilities — 0.26%		167,498

NET ASSETS — 100.00%		$64,825,298

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	The cost of investments for federal income tax purposes was $55,847,905. Net unrealized appreciation was $8,809,895, of which $14,119,197 represented gross unrealized appreciation on securities and $5,309,302 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$64,593,740	$57,860	$—	$64,651,600
Rights	—	6,200	—	6,200

Total	$64,593,740	$64,060	$—	$64,657,800

See notes to consolidated financial statements.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2016

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,797,261,415	$53,208,576

Total cost of investments	$3,797,261,415	$53,208,576

Investments in securities, at fair value (Note 1):
Unaffiliated	$4,108,631,914	$64,657,800

Total fair value of investments	4,108,631,914	64,657,800
Foreign currency, at value[a]	4,009,307	26,819
Cash	6,387,902	169,311
Receivables:
Investment securities sold	163,292,200	310,009
Dividends and interest	1,556,519	44,845

Total Assets	4,283,877,842	65,208,784

LIABILITIES
Payables:
Investment securities purchased	169,402,666	344,149
Investment advisory fees (Note 2)	2,222,895	39,337

Total Liabilities	171,625,561	383,486

NET ASSETS	$4,112,252,281	$64,825,298

Net assets consist of:
Paid-in capital	$4,173,005,187	$60,874,739
Undistributed (distributions in excess of) net investment income	6,057,574	(386,430)
Accumulated net realized loss	(377,932,694)	(7,111,947)
Net unrealized appreciation	311,122,214	11,448,936

NET ASSETS	$4,112,252,281	$64,825,298

Shares outstanding[b]	138,900,000	1,800,000

Net asset value per share	$29.61	$36.01

[a]	Cost of foreign currency: $4,005,776 and $26,813, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	19

Consolidated Statements of Operations

iSHARES® TRUST

Year ended August 31, 2016

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$53,130,183	$660,069
Dividends — affiliated (Note 2)	9,420	149
Miscellaneous income	2,250	—

Total investment income	53,141,853	660,218

EXPENSES
Investment advisory fees (Note 2)	22,897,521	476,262
Mauritius income taxes (Note 1)	2,282,269	38,955

Total expenses	25,179,790	515,217

Net investment income	27,962,063	145,001

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(188,197,597)	(3,591,347)
Foreign currency transactions	(1,206,692)	(20,523)

Net realized loss	(189,404,289)	(3,611,870)

Net change in unrealized appreciation/depreciation on:
Investments	397,348,065	9,979,333
Translation of assets and liabilities in foreign currencies	(163,336)	2,438

Net change in unrealized appreciation/depreciation	397,184,729	9,981,771

Net realized and unrealized gain	207,780,440	6,369,901

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$235,742,503	$6,514,902

See notes to consolidated financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI India ETF		iShares MSCI India Small-Cap ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$27,962,063	$41,529,522	$145,001	$263,564
Net realized loss	(189,404,289)	(159,809,149)	(3,611,870)	(2,646,754)
Net change in unrealized appreciation/depreciation	397,184,729	(302,084,736)	9,981,771	(865,592)

Net increase (decrease) in net assets resulting from operations	235,742,503	(420,364,363)	6,514,902	(3,248,782)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(47,587,162)	(23,540,326)	(1,347,936)	(101,755)

Total distributions to shareholders	(47,587,162)	(23,540,326)	(1,347,936)	(101,755)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	700,911,673	2,794,655,158	18,237,854	60,394,649
Cost of shares redeemed	(360,176,432)	(224,282,874)	(21,453,214)	(5,172,927)

Net increase (decrease) in net assets from capital share transactions	340,735,241	2,570,372,284	(3,215,360)	55,221,722

INCREASE IN NET ASSETS	528,890,582	2,126,467,595	1,951,606	51,871,185

NET ASSETS
Beginning of year	3,583,361,699	1,456,894,104	62,873,692	11,002,507

End of year	$4,112,252,281	$3,583,361,699	$64,825,298	$62,873,692

Undistributed (distributions in excess of ) net investment income	$6,057,574	$19,674,264	$(386,430)	$114,179

SHARES ISSUED AND REDEEMED
Shares sold	25,000,000	87,800,000	550,000	1,750,000
Shares redeemed	(13,550,000)	(7,600,000)	(700,000)	(150,000)

Net increase (decrease) in shares outstanding	11,450,000	80,200,000	(150,000)	1,600,000

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	21

Consolidated Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI India ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Feb. 2, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$28.12	$30.83	$20.48	$22.44	$25.55

Income from investment operations:
Net investment income[b]	0.22	0.45	0.40	0.41	0.21
Net realized and unrealized gain (loss)[c]	1.64	(2.92)	10.12	(2.29)	(3.24)

Total from investment operations	1.86	(2.47)	10.52	(1.88)	(3.03)

Less distributions from:
Net investment income	(0.37)	(0.24)	(0.17)	(0.08)	(0.08)

Total distributions	(0.37)	(0.24)	(0.17)	(0.08)	(0.08)

Net asset value, end of period	$29.61	$28.12	$30.83	$20.48	$22.44

Total return	6.73%	(8.05)%	51.61%	(8.47)%	(11.84)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,112,252	$3,583,362	$1,456,894	$206,812	$17,949
Ratio of expenses to average net assets[e]	0.71%	0.68%	0.68%	0.67%	0.67%
Ratio of net investment income to average net assets[e]	0.79%	1.47%	1.47%	1.69%	1.61%
Portfolio turnover rate[f]	25%	30%	22%	176%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 15%, 22%, 14%, 22% and 4%, respectively. See Note 4.

See notes to consolidated financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI India Small-Cap ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$32.24	$31.44	$15.49	$21.19	$25.10

Income from investment operations:
Net investment income[b]	0.07	0.21	0.26	0.21	0.21
Net realized and unrealized gain (loss)[c]	4.36	0.69	15.84	(5.59)	(4.12)

Total from investment operations	4.43	0.90	16.10	(5.38)	(3.91)

Less distributions from:
Net investment income	(0.66)	(0.10)	(0.15)	(0.32)	(0.00)[d]

Total distributions	(0.66)	(0.10)	(0.15)	(0.32)	(0.00)[d]

Net asset value, end of period	$36.01	$32.24	$31.44	$15.49	$21.19

Total return	13.99%	2.87%	104.53%[e]	(25.98)%	(15.57)%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$64,825	$62,874	$11,003	$2,324	$4,238
Ratio of expenses to average net assets[g]	0.80%	0.74%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets[g]	0.23%	0.62%	1.06%	0.92%	1.62%
Portfolio turnover rate[h]	53%	73%	54%	26%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 104.39%.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 3, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 25%, 61%, 28%, 26% and 6%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	23

Notes to Consolidated Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI India	Non-diversified
MSCI India Small-Cap	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund carries out its investment strategies by investing substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn, invests in securities that comprise the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiaries and are disclosed in the consolidated statements of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

On May 10, 2016, India and Mauritius signed an amendment to the DTAA. The amendment provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. Tax laws in India also include provisions that impose Indian tax on certain indirect transfers of shares of Indian companies. However, until such time that India provides more definitive authoritative guidance on the indirect transfer rules, the impact to the Funds, if any, cannot be determined. Management is continuing to monitor and assess the impact to the Funds arising from the DTAA amendment and the indirect transfer rules.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares MSCI India ETF, BFA is entitled to an annual investment advisory fee based on the average daily net assets of the Fund as follows:

Investment Advisory Fee	Average Daily Net Assets
0.6500%	First $4 billion
0.6175	Over $4 billion, up to and including $6 billion
0.5867	Over $6 billion

Prior to July 1, 2016, for its investment advisory services to the iShares MSCI India ETF, BFA was entitled to an annual investment advisory fee of 0.65% based on the average daily net assets of the Fund.

For its investment advisory services to the iShares MSCI India Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.74% based on the average daily net assets of the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the consolidated statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI India	$1,231,475,350	$902,571,533
MSCI India Small-Cap	34,214,600	37,498,689

There were no in-kind transactions (see Note 4) for the year ended August 31, 2016.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s consolidated schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to the characterization of corporate actions, passive foreign investment companies and foreign currency transactions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI India	$—	$6,008,409	$(6,008,409)
MSCI India Small-Cap	—	702,326	(702,326)

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
MSCI India
Ordinary income	$47,587,162	$23,540,326

MSCI India Small-Cap
Ordinary income	$1,347,936	$101,755

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI India	$8,169,065	$(84,674,856)	$132,557,382	$(116,804,497)	$(60,752,906)
MSCI India Small-Cap	612,506	(1,981,373)	8,809,890	(3,490,464)	3,950,559

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the characterization of corporate actions, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2016, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI India	$84,674,856
MSCI India Small-Cap	1,981,373

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares MSCI India ETF and iShares MSCI India Small-Cap ETF and their subsidiaries (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI India	$59,902,887
MSCI India Small-Cap	1,903,631

For the fiscal year ended August 31, 2016, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI India	$60,306,212	$2,282,269
MSCI India Small-Cap	1,919,121	38,955

TAX INFORMATION	33

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI India ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES® TRUST

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

II. iShares MSCI India Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI India	$0.369160	$—	$—	$0.369160	100%	—%	—%	100%
MSCI India Small-Cap	0.586646	—	0.068571	0.655217	90	—	10	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund, are disclosed in the table for such Fund.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI India ETF

Period Covered: February 2, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.18%
Greater than 2.5% and Less than 3.0%	4	0.36
Greater than 2.0% and Less than 2.5%	10	0.90
Greater than 1.5% and Less than 2.0%	18	1.62
Greater than 1.0% and Less than 1.5%	100	9.01
Greater than 0.5% and Less than 1.0%	210	18.92
Between 0.5% and –0.5%	603	54.33
Less than –0.5% and Greater than –1.0%	107	9.64
Less than –1.0% and Greater than –1.5%	39	3.51
Less than –1.5% and Greater than –2.0%	12	1.08
Less than –2.0% and Greater than –2.5%	3	0.27
Less than –2.5% and Greater than –3.0%	1	0.09
Less than –3.0%	1	0.09

	1,110	100.00%

iShares MSCI India Small-Cap ETF Period Covered: February 8, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	5	0.45%
Greater than 4.0% and Less than 4.5%	4	0.36
Greater than 3.5% and Less than 4.0%	9	0.81
Greater than 3.0% and Less than 3.5%	8	0.72
Greater than 2.5% and Less than 3.0%	15	1.36
Greater than 2.0% and Less than 2.5%	30	2.71
Greater than 1.5% and Less than 2.0%	61	5.52
Greater than 1.0% and Less than 1.5%	88	7.96
Greater than 0.5% and Less than 1.0%	177	16.00
Between 0.5% and –0.5%	458	41.42
Less than –0.5% and Greater than –1.0%	155	14.01
Less than –1.0% and Greater than –1.5%	67	6.06
Less than –1.5% and Greater than –2.0%	18	1.63
Less than –2.0% and Greater than –2.5%	5	0.45
Less than –2.5% and Greater than –3.0%	2	0.18
Less than –3.0% and Greater than –3.5%	3	0.27
Less than –3.5%	1	0.09

	1,106	100.00%

SUPPLEMENTAL INFORMATION	41

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	45

Notes:

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-809-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged MSCI United Kingdom ETF | HEWU | NYSE Arca
➢	iShares MSCI United Kingdom ETF | EWU | NYSE Arca
➢	iShares MSCI United Kingdom Small-Cap ETF | EWUS | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI UNITED KINGDOM ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.90%	13.19%	12.80%	12.90%	13.19%	12.80%
Since Inception	6.48%	6.56%	5.94%	7.66%	7.75%	6.98%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,149.70	$0.00	$1,000.00	$1,025.10	$0.00	0.00%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

The iShares Currency Hedged MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization United Kingdom equities while mitigating exposure to fluctuations between the value of the British pound and the U.S. dollar, as represented by the MSCI United Kingdom 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the British pound in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the British pound.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI UNITED KINGDOM ETF

Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI United Kingdom ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 12.90%, net of fees, while the total return for the Index was 12.80%.

The Index posted a positive return for the reporting period, as the U.K. equity market posted a gain when measured in British pounds. The Index’s currency hedging offset the negative effect of the British pound’s sharp decline relative to the U.S. dollar during the reporting period.

The consumer staples sector was a solid contributor to the Index’s return in U.S. dollar terms. Many consumer staples stocks in the U.K. benefited from rising valuations amid economic uncertainty, as investors sought the relative stability of companies with steady sales of household products.

At the other end of the spectrum, the financials sector was the largest detractor for the reporting period in U.S. dollar terms. Within the sector, banks and insurance stocks weighed on the Index’s performance. Banks struggled with credit concerns and widespread analyst downgrades after the Brexit vote, while profitability in the insurance sector continued to be restrained by low interest rates.

The consumer discretionary and telecommunication services sectors were notable detractors from the Index’s performance during the reporting period. Consumer confidence fell sharply in the second half of the reporting period, while consumer spending in June 2016 fell by the most in 10 years. Within the consumer discretionary sector, the retailing industry detracted the most from the Index’s performance. In the telecommunication services sector, increasing regulatory pressure on the U.K.’s largest telecommunications company sought to increase competition in the sector.

The currency hedging portion of the investment process delivered a large contribution to the Index’s return, offsetting the negative impact of the 17% decline in the British pound against the U.S. dollar. The Brexit vote triggered an immediate, sharp devaluation of the British pound amid uncertainty about trade agreements and the U.K.’s economic prospects. Although currency fluctuations had an impact on returns, foreign exchange hedging helped to mitigate the negative effects of currency movement and deliver returns that were relatively close to the U.K. market’s return in British pounds for the reporting period.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments[2]

Consumer Staples	19.80%
Financials[3]	19.23
Energy	13.04
Health Care	11.35
Consumer Discretionary	8.84
Industrials	7.99
Materials	6.19
Telecommunication Services	5.44
Utilities	4.44
Information Technology	2.22
Real Estate[3]	1.46

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/16

Security	Percentage of Total Investments[2]

HSBC Holdings PLC	6.26%
British American Tobacco PLC	4.94
GlaxoSmithKline PLC	4.47
BP PLC	4.47
Royal Dutch Shell PLC Class A	4.37
Royal Dutch Shell PLC Class B	4.08
AstraZeneca PLC	3.48
Vodafone Group PLC	3.42
Diageo PLC	2.97
Reckitt Benckiser Group PLC	2.62

TOTAL	41.08%

[1]	Table shown is for the iShares MSCI United Kingdom ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.44)%	(3.33)%	(3.96)%	(4.44)%	(3.33)%	(3.96)%
5 Years	3.31%	3.47%	3.85%	17.66%	18.62%	20.79%
10 Years	0.69%	0.68%	1.25%	7.13%	7.01%	13.22%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,068.30	$2.55	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

The iShares MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of U.K. equities, as represented by the MSCI United Kingdom Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -4.44%, net of fees, while the total return for the Index was -3.96%.

The Index posted a negative return for the reporting period, as the British pound fell sharply against the U.S. dollar in June 2016, following the United Kingdom’s vote to leave the European Union. The British pound’s decline exceeded the positive return of Britain’s stock market for the reporting period, resulting in a negative return for U.S. investors.

The financials sector was the largest detractor for the reporting period, accounting for the majority of the Index’s negative return. Within the sector, banks and insurance stocks weighed on the Index’s performance. Banks struggled with credit concerns and widespread analyst downgrades after the Brexit vote, while profitability in the insurance sector continued to be restrained by low interest rates.

The consumer discretionary and telecommunication services sectors were notable detractors from the Index’s performance during the reporting period. Consumer confidence fell sharply in the second half of the reporting period, while consumer spending in June 2016 fell by the most in 10 years. Within the consumer discretionary sector, the retailing industry detracted the most from the Index’s performance. In the telecommunication services sector, increasing regulatory pressure on the U.K.’s largest telecommunications company sought to increase competition in the sector.

At the other end of the spectrum, the consumer staples sector was a solid contributor to the Index’s return for the reporting period. Many consumer staples stocks in the U.K. benefited from rising valuations amid economic uncertainty, as investors sought the relative stability of companies with steady sales of household products.

Special Note: At the meeting of the Board of Trustees held on September 28–29, 2016, the Board approved a one-for-two reverse stock split for the Fund, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Staples	19.80%
Financials**	19.23
Energy	13.04
Health Care	11.35
Consumer Discretionary	8.84
Industrials	7.99
Materials	6.19
Telecommunication Services	5.44
Utilities	4.44
Information Technology	2.22
Real Estate**	1.46

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

HSBC Holdings PLC	6.26%
British American Tobacco PLC	4.94
GlaxoSmithKline PLC	4.47
BP PLC	4.47
Royal Dutch Shell PLC Class A	4.37
Royal Dutch Shell PLC Class B	4.08
AstraZeneca PLC	3.48
Vodafone Group PLC	3.42
Diageo PLC	2.97
Reckitt Benckiser Group PLC	2.62

TOTAL	41.08%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(9.66)%	(9.06)%	(9.22)%	(9.66)%	(9.06)%	(9.22)%
Since Inception	10.70%	10.75%	11.37%	59.63%	60.01%	64.11%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,026.60	$3.01	$1,000.00	$1,022.20	$3.00	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 12 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

The iShares MSCI United Kingdom Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.K. equities, as represented by the MSCI United Kingdom Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -9.66%, net of fees, while the total return for the Index was -9.22%.

United Kingdom small-capitalization stocks, as represented by the Index, posted a negative return for the reporting period, as the British pound fell sharply against the U.S. dollar in June 2016, following the United Kingdom’s vote to leave the European Union. In the United Kingdom, small-capitalization stocks trailed large-capitalization stocks during the reporting period. Small-capitalization stocks tend to be more volatile than large-capitalization stocks, so small-capitalization stocks were hardest hit during the sharp decline in the equity market following the Brexit vote.

Nine out of ten economic sectors in the Index declined for the reporting period. The financials sector, which accounted for 24% of the Index on average, was the largest detractor from the Index’s performance. The weak global economy and extremely low interest rates limited the profitability across most of the financials sector. Following the Brexit vote, commercial and residential real estate markets slowed, as investors anticipated less demand for real estate in the U.K. As a result, industries related to real estate were among the Index’s worst performers during the reporting period.

The consumer discretionary and industrials sectors, which tend to rise and fall with the economic outlook, were also large detractors from the Index’s return. Consumer confidence fell sharply in the second half of the reporting period, while consumer spending in June 2016 fell by the most in 10 years. Within the consumer discretionary sector, the specialty retail and household durables industries detracted the most from the Index’s performance. For industrials stocks, slow growth in industrial production and concerns about U.K. companies’ competitive position after Brexit weighed on performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Industrials	20.85%
Consumer Discretionary	20.63
Financials**	14.64
Information Technology	12.22
Real Estate**	8.87
Materials	6.89
Health Care	5.17
Energy	4.13
Consumer Staples	3.98
Utilities	1.99
Telecommunication Services	0.63

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Informa PLC	1.71%
Micro Focus International PLC	1.70
Halma PLC	1.49
Rentokil Initial PLC	1.46
Rightmove PLC	1.44
DS Smith PLC	1.44
IG Group Holdings PLC	1.30
Pennon Group PLC	1.28
Spirax-Sarco Engineering PLC	1.19
Hiscox Ltd.	1.11

TOTAL	14.12%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI UNITED KINGDOM ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 100.07%

EXCHANGE-TRADED FUNDS — 100.07%
iShares MSCI United Kingdom ETF[a]	7,259,436	$114,481,306

		114,481,306

TOTAL INVESTMENT COMPANIES
(Cost: $113,995,857)		114,481,306

SHORT-TERM INVESTMENTS — 0.03%

MONEY MARKET FUNDS — 0.03%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	27,872	27,872

		27,872

TOTAL SHORT-TERM INVESTMENTS
(Cost: $27,872)		27,872

Value
TOTAL INVESTMENTS IN SECURITIES — 100.10%
(Cost: $114,023,729)[d]	$114,509,178
Other Assets, Less Liabilities — (0.10)%	(111,628)

NET ASSETS — 100.00%	$114,397,550

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $114,050,743. Net unrealized appreciation was $458,435, of which $458,435 represented gross unrealized appreciation on securities and $ — represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI United Kingdom ETF	135,768	7,610,906	(487,238)	7,259,436	$114,481,306	$193,127	$(345,179)

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
GBP	49,572,000	USD	64,964,602	BNP	09/06/2016	$134,803
USD	52,548,344	GBP	39,858,000	BNP	09/06/2016	205,649

						340,452

GBP	2,969,000	USD	3,903,335	BNP	09/06/2016	$(4,358)
USD	16,474,384	GBP	12,683,000	BNP	09/06/2016	(181,304)
GBP	143,000	USD	187,999	BNP	10/05/2016	(66)
USD	115,046,904	GBP	87,802,000	BNP	10/05/2016	(344,005)

						(529,733)

			Net unrealized depreciation			$(189,281)

Counterparties:

BNP — BNP Paribas SA

Currency abbreviations:

GBP — British Pound

USD — United States Dollar

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI UNITED KINGDOM ETF

August 31, 2016

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$114,481,306	$—	$—	$114,481,306
Money market funds	27,872	—	—	27,872

Total	$114,509,178	$—	$—	$114,509,178

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$340,452	$—	$340,452
Liabilities:
Forward currency contracts	—	(529,733)	—	(529,733)

Total	$—	$(189,281)	$—	$(189,281)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.01%

AEROSPACE & DEFENSE — 2.09%
BAE Systems PLC	2,588,958	$18,259,225
Cobham PLC	1,400,492	2,965,939
Meggitt PLC	632,716	3,880,651
Rolls-Royce Holdings PLC	1,502,879	15,156,062

		40,261,877
AIR FREIGHT & LOGISTICS — 0.26%
Royal Mail PLC	734,005	4,941,215

		4,941,215
AIRLINES — 0.10%
easyJet PLC	129,243	1,870,428

		1,870,428
AUTO COMPONENTS — 0.29%
GKN PLC	1,396,671	5,688,872

		5,688,872
BANKS — 11.49%
Barclays PLC	13,813,706	31,163,129
HSBC Holdings PLC	16,186,359	119,627,448
Lloyds Banking Group PLC	52,505,744	40,813,060
Royal Bank of Scotland Group PLC[a,b]	2,876,828	7,592,076
Standard Chartered PLC[a]	2,679,349	22,528,690

		221,724,403
BEVERAGES — 5.49%
Coca-Cola HBC AG	147,559	3,235,138
Diageo PLC	2,056,561	56,791,955
SABMiller PLC	794,836	45,783,013

		105,810,106
BIOTECHNOLOGY — 2.37%
Shire PLC	733,205	45,718,842

		45,718,842
CAPITAL MARKETS — 1.68%
3i Group PLC	799,501	6,434,466
Aberdeen Asset Management PLC	752,729	3,160,631
Hargreaves Lansdown PLC	213,173	3,690,925
ICAP PLC	449,456	2,815,524
Investec PLC	504,301	2,977,456
London Stock Exchange Group PLC	255,788	9,229,398
Schroders PLC	110,722	4,037,149

		32,345,549

Security	Shares	Value
CHEMICALS — 0.60%
Croda International PLC	107,022	$4,639,516
Johnson Matthey PLC	158,432	6,926,293

		11,565,809
COMMERCIAL SERVICES & SUPPLIES — 0.49%
Aggreko PLC	208,586	2,783,755
Babcock International Group PLC	205,793	2,819,252
G4S PLC	1,267,524	3,828,134

		9,431,141
CONSUMER FINANCE — 0.24%
Provident Financial PLC	120,112	4,728,757

		4,728,757
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.00%
BT Group PLC	6,893,824	34,882,912
Inmarsat PLC	367,229	3,708,198

		38,591,110
ELECTRIC UTILITIES — 0.84%
SSE PLC	822,748	16,206,390

		16,206,390
ENERGY EQUIPMENT & SERVICES — 0.12%
Petrofac Ltd.	211,074	2,298,628

		2,298,628
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.45%
British Land Co. PLC (The)	810,067	7,034,060
Hammerson PLC	646,915	4,914,132
Intu Properties PLC[b]	769,134	3,183,176
Land Securities Group PLC	644,789	9,238,609
Segro PLC	610,832	3,625,629

		27,995,606
FOOD & STAPLES RETAILING — 1.21%
J Sainsbury PLC[b]	1,339,869	4,216,846
Tesco PLC[a]	6,656,034	14,501,401
Wm Morrison Supermarkets PLC	1,808,718	4,666,687

		23,384,934
FOOD PRODUCTS — 0.79%
Associated British Foods PLC	291,327	11,602,959
Tate & Lyle PLC	381,902	3,668,797

		15,271,756
HEALTH CARE EQUIPMENT & SUPPLIES — 0.61%
Smith & Nephew PLC	732,546	11,791,211

		11,791,211

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2016

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 0.21%
Mediclinic International PLC	300,584	$4,023,355

		4,023,355
HOTELS, RESTAURANTS & LEISURE — 3.10%
Carnival PLC	154,850	7,410,566
Compass Group PLC	1,343,921	25,381,111
InterContinental Hotels Group PLC	153,003	6,534,650
Merlin Entertainments PLC[c]	579,042	3,640,939
TUI AG	406,451	5,658,653
Whitbread PLC	148,963	8,139,436
William Hill PLC	723,369	3,014,614

		59,779,969
HOUSEHOLD DURABLES — 1.07%
Barratt Developments PLC	817,300	5,287,862
Berkeley Group Holdings PLC	107,305	3,755,156
Persimmon PLC	250,758	5,990,337
Taylor Wimpey PLC	2,656,792	5,612,593

		20,645,948
HOUSEHOLD PRODUCTS — 2.59%
Reckitt Benckiser Group PLC	518,540	49,943,331

		49,943,331
INDUSTRIAL CONGLOMERATES — 0.63%
DCC PLC	72,404	6,571,544
Smiths Group PLC	322,083	5,656,766

		12,228,310
INSURANCE — 5.62%
Admiral Group PLC	172,175	4,622,699
Aviva PLC	3,306,209	18,550,319
Direct Line Insurance Group PLC	1,120,449	5,414,896
Legal & General Group PLC	4,867,049	13,405,302
Old Mutual PLC	4,029,885	10,244,477
Prudential PLC	2,103,232	37,558,993
RSA Insurance Group PLC	828,642	5,381,863
St. James’s Place PLC	427,757	5,501,489
Standard Life PLC	1,612,495	7,697,816

		108,377,854
INTERNET SOFTWARE & SERVICES — 0.21%
Auto Trader Group PLC[c]	818,313	3,998,677

		3,998,677
IT SERVICES — 0.23%
Worldpay Group PLC[a,c]	1,142,260	4,470,099

		4,470,099

Security	Shares	Value
MACHINERY — 0.34%
IMI PLC	221,617	$3,067,960
Weir Group PLC (The)	174,477	3,443,682

		6,511,642
MEDIA — 2.54%
ITV PLC	2,969,254	7,804,882
Pearson PLC	670,178	7,596,768
Sky PLC	845,016	9,396,027
WPP PLC	1,054,811	24,258,882

		49,056,559
METALS & MINING — 5.21%
Anglo American PLC[a]	1,145,783	11,701,923
Antofagasta PLC	321,429	2,082,565
BHP Billiton PLC	1,726,257	22,380,428
Fresnillo PLC	180,823	3,803,390
Glencore PLC	9,999,654	22,794,529
Randgold Resources Ltd.	77,515	7,258,776
Rio Tinto PLC	1,010,674	30,457,856

		100,479,467
MULTI-UTILITIES — 2.88%
Centrica PLC	4,435,064	13,510,805
National Grid PLC	3,061,090	41,955,311

		55,466,116
MULTILINE RETAIL — 0.75%
Marks & Spencer Group PLC	1,322,520	5,970,561
Next PLC	116,845	8,455,008

		14,425,569
OIL, GAS & CONSUMABLE FUELS — 12.79%
BP PLC	15,233,810	85,373,373
Royal Dutch Shell PLC Class A	3,427,532	83,518,524
Royal Dutch Shell PLC Class B	3,059,972	77,828,435

		246,720,332
PAPER & FOREST PRODUCTS — 0.32%
Mondi PLC	300,573	6,097,798

		6,097,798
PERSONAL PRODUCTS — 2.51%
Unilever PLC	1,048,901	48,479,460

		48,479,460
PHARMACEUTICALS — 8.04%
AstraZeneca PLC	1,033,184	66,426,646
GlaxoSmithKline PLC	3,979,941	85,433,305
Hikma Pharmaceuticals PLC	117,199	3,284,803

		155,144,754

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2016

Security	Shares	Value
PROFESSIONAL SERVICES — 2.38%
Capita PLC	542,965	$7,360,101
Experian PLC	784,725	15,560,193
Intertek Group PLC	132,044	6,037,264
RELX PLC	894,037	16,919,790

		45,877,348
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.33%
ARM Holdings PLC	1,151,222	25,571,520

		25,571,520
SOFTWARE — 0.43%
Sage Group PLC (The)	882,825	8,382,706

		8,382,706
SPECIALTY RETAIL — 0.67%
Dixons Carphone PLC	799,410	3,881,180
Kingfisher PLC	1,867,061	9,074,466

		12,955,646
TEXTILES, APPAREL & LUXURY GOODS — 0.32%
Burberry Group PLC	364,173	6,219,521

		6,219,521
TOBACCO — 7.01%
British American Tobacco PLC	1,523,450	94,276,106
Imperial Brands PLC	783,514	40,980,011

		135,256,117
TRADING COMPANIES & DISTRIBUTORS — 1.64%
Ashtead Group PLC	411,727	6,821,368
Bunzl PLC	273,798	8,455,625
Travis Perkins PLC	203,886	4,446,039
Wolseley PLC	206,057	11,820,425

		31,543,457
WATER UTILITIES — 0.68%
Severn Trent PLC	191,630	5,975,779
United Utilities Group PLC	556,606	7,082,104

		13,057,883

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 3.39%
Vodafone Group PLC	21,703,251	$65,334,252

		65,334,252

TOTAL COMMON STOCKS
(Cost: $2,496,486,461)		1,909,674,324

SHORT-TERM INVESTMENTS — 0.68%

MONEY MARKET FUNDS — 0.68%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	12,785,896	12,785,896
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	371,827	371,827

		13,157,723

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,157,723)		13,157,723

TOTAL INVESTMENTS IN SECURITIES — 99.69%
(Cost: $2,509,644,184)[g]		1,922,832,047
Other Assets, Less Liabilities — 0.31%		6,048,663

NET ASSETS — 100.00%		$1,928,880,710

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $2,581,132,631. Net unrealized depreciation was $658,300,584, of which $60,724,210 represented gross unrealized appreciation on securities and $719,024,794 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
FTSE 100 Index	198	Sep. 2016	Intercontinental	$16,592,375	$17,597,487	$1,005,112

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,909,674,324	$—	$—	$1,909,674,324
Money market funds	13,157,723	—	—	13,157,723

Total	$1,922,832,047	$—	$—	$1,922,832,047

Derivative financial instruments[a]:
Assets:
Futures contracts	$1,005,112	$—	$—	$1,005,112

Total	$1,005,112	$—	$—	$1,005,112

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.65%

AEROSPACE & DEFENSE — 1.46%
Chemring Group PLC	19,719	$36,996
QinetiQ Group PLC	41,705	125,901
Senior PLC	29,915	92,503
Ultra Electronics Holdings PLC	5,007	110,825

		366,225
AIRLINES — 0.16%
Dart Group PLC	6,846	40,236

		40,236
BANKS — 1.83%
Aldermore Group PLC[a]	14,883	31,870
BGEO Group PLC	2,803	105,287
CYBG PLC[a,b]	62,972	222,598
Shawbrook Group PLC[a,c]	9,898	29,881
Virgin Money Holdings UK PLC	17,422	71,761

		461,397
BEVERAGES — 1.02%
Britvic PLC	17,723	149,136
Fevertree Drinks PLC	6,157	79,267
Stock Spirits Group PLC	12,706	28,165

		256,568
BIOTECHNOLOGY — 0.90%
Abcam PLC	12,943	122,983
Genus PLC	4,347	103,674

		226,657
BUILDING PRODUCTS — 0.21%
Polypipe Group PLC	13,511	52,077

		52,077
CAPITAL MARKETS — 7.09%
Allied Minds PLC[a]	13,028	55,420
Ashmore Group PLC	27,770	127,951
Brewin Dolphin Holdings PLC	20,305	70,499
Close Brothers Group PLC	10,687	190,496
CMC Markets PLC[a,c]	7,940	29,575
Henderson Group PLC	80,724	252,046
IG Group Holdings PLC	26,141	325,592
Intermediate Capital Group PLC	19,616	152,862
Jupiter Fund Management PLC	30,955	170,073
Man Group PLC	121,227	172,584
P2P Global Investments PLC/Fund	6,152	67,480
SVG Capital PLC[a]	11,177	81,610
Tullett Prebon PLC	17,292	86,399

		1,782,587

Security	Shares	Value
CHEMICALS — 2.17%
Elementis PLC	33,021	$94,280
Essentra PLC	18,710	126,443
Scapa Group PLC	10,181	32,268
Sirius Minerals PLC[a]	147,394	79,630
Synthomer PLC	19,396	92,517
Victrex PLC	6,091	121,416

		546,554
COMMERCIAL SERVICES & SUPPLIES — 5.14%
Berendsen PLC	12,301	197,355
Cape PLC	8,650	23,847
De La Rue PLC	7,249	57,486
Homeserve PLC	18,636	138,147
Mitie Group PLC	25,355	89,793
Regus PLC	46,565	182,776
Rentokil Initial PLC	130,196	364,737
Restore PLC[b]	7,578	33,000
RPS Group PLC	15,974	38,129
Serco Group PLC[a]	78,368	131,377
Shanks Group PLC	27,015	36,266

		1,292,913
COMMUNICATIONS EQUIPMENT — 0.26%
Spirent Communications PLC	40,909	45,542
Telit Communications PLC[b]	6,024	19,231

		64,773
CONSTRUCTION & ENGINEERING — 2.87%
Balfour Beatty PLC[a]	49,213	181,954
Carillion PLC[b]	30,639	104,413
Costain Group PLC	6,119	28,250
Galliford Try PLC	5,885	87,481
Interserve PLC	10,460	58,942
John Laing Group PLC[c]	25,989	86,626
Keller Group PLC	5,132	61,097
Kier Group PLC	6,865	112,209

		720,972
CONSTRUCTION MATERIALS — 0.14%
Ibstock PLC[c]	14,351	34,339

		34,339
CONSUMER FINANCE — 0.38%
Arrow Global Group PLC	11,358	38,379
International Personal Finance PLC	15,817	56,180

		94,559
CONTAINERS & PACKAGING — 2.50%
DS Smith PLC	67,357	360,368

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
RPC Group PLC	23,629	$268,929

		629,297
DISTRIBUTORS — 1.14%
Inchcape PLC	27,489	252,556
John Menzies PLC	4,345	33,945

		286,501
DIVERSIFIED CONSUMER SERVICES — 1.08%
AA PLC	43,351	153,411
Dignity PLC	3,337	117,522

		270,933
DIVERSIFIED FINANCIAL SERVICES — 0.17%
Plus500 Ltd.	4,516	42,201

		42,201
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.62%
Kcom Group PLC	36,926	53,561
TalkTalk Telecom Group PLC[b]	37,484	103,586

		157,147
ELECTRICAL EQUIPMENT — 0.06%
Dialight PLC[a]	1,710	14,132

		14,132
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.91%
Electrocomponents PLC	31,474	125,643
Halma PLC	26,981	374,572
Laird PLC	19,333	75,708
Oxford Instruments PLC	3,921	39,440
Premier Farnell PLC	26,489	63,314
Renishaw PLC	2,604	89,422
Spectris PLC	8,493	215,347

		983,446
ENERGY EQUIPMENT & SERVICES — 1.93%
Amec Foster Wheeler PLC	27,795	196,941
Hunting PLC	9,002	54,794
John Wood Group PLC	25,679	234,245

		485,980
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.20%
Big Yellow Group PLC	10,600	105,024
Derwent London PLC	7,543	269,896
Empiric Student Property PLC	35,686	53,398
Great Portland Estates PLC	24,582	218,121
Hansteen Holdings PLC	52,980	80,351
LondonMetric Property PLC	42,632	91,625

Security	Shares	Value
NewRiver REIT PLC	16,665	$69,625
Primary Health Properties PLC	42,351	61,291
Redefine International PLC/Isle of Man	88,161	50,920
Safestore Holdings PLC	14,762	71,980
Schroder REIT Ltd.	36,277	27,557
Shaftesbury PLC	18,793	238,133
Standard Life Investment Property Income Trust Ltd.	27,238	28,806
Tritax Big Box REIT PLC	59,641	112,872
Workspace Group PLC	8,703	78,249

		1,557,848
FOOD & STAPLES RETAILING — 1.59%
Booker Group PLC	119,846	276,411
Greggs PLC	7,244	98,385
Majestic Wine PLC[a,b]	4,495	24,961

		399,757
FOOD PRODUCTS — 1.01%
Dairy Crest Group PLC	10,019	86,145
Greencore Group PLC	29,223	134,340
Premier Foods PLC[a]	49,917	33,015

		253,500
HEALTH CARE EQUIPMENT & SUPPLIES — 0.16%
Advanced Medical Solutions Group PLC	13,904	40,426

		40,426
HEALTH CARE PROVIDERS & SERVICES — 1.11%
CVS Group PLC	4,007	47,835
Spire Healthcare Group PLC[c]	20,010	91,410
UDG Healthcare PLC	17,502	140,400

		279,645
HEALTH CARE TECHNOLOGY — 0.21%
EMIS Group PLC	4,051	53,746

		53,746
HOTELS, RESTAURANTS & LEISURE — 5.14%
888 Holdings PLC	11,294	32,246
Domino’s Pizza Group PLC	35,529	166,958
Enterprise Inns PLC[a]	36,527	45,089
Greene King PLC	21,979	233,885
GVC Holdings PLC	19,796	178,765
J D Wetherspoon PLC	5,768	67,045
Ladbrokes PLC	65,091	131,029
Marston’s PLC	40,969	78,178
Mitchells & Butlers PLC	14,633	49,273
Restaurant Group PLC (The)	14,212	69,335

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
SSP Group PLC	33,760	$144,098
Thomas Cook Group PLC[a]	104,202	94,985

		1,290,886
HOUSEHOLD DURABLES — 2.33%
Bellway PLC	8,736	266,588
Bovis Homes Group PLC	9,610	112,772
Crest Nicholson Holdings PLC	17,949	109,335
Redrow PLC	15,768	76,720
Telford Homes PLC	4,876	21,010

		586,425
HOUSEHOLD PRODUCTS — 0.35%
PZ Cussons PLC	19,937	87,473

		87,473
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.46%
Drax Group PLC	28,998	115,417

		115,417
INSURANCE — 4.67%
Beazley PLC	37,405	190,862
Chesnara PLC	9,086	40,341
esure Group PLC	20,710	73,234
Hastings Group Holdings Ltd.[c]	9,142	26,485
Hiscox Ltd.	20,305	277,636
JRP Group PLC	33,137	42,531
Lancashire Holdings Ltd.[b]	13,468	111,302
Phoenix Group Holdings	15,924	181,236
Saga PLC	79,591	229,537

		1,173,164
INTERNET & DIRECT MARKETING RETAIL — 2.05%
AO World PLC[a,b]	15,162	34,751
ASOS PLC[a]	3,866	229,367
boohoo.com PLC[a]	47,804	51,496
Hostelworld Group PLC[c]	6,833	16,556
N Brown Group PLC	11,172	29,834
Ocado Group PLC[a,b]	35,696	142,404
On the Beach Group PLC[a,c]	4,203	11,959

		516,367
INTERNET SOFTWARE & SERVICES — 3.32%
iomart Group PLC	5,801	22,641
Just Eat PLC[a]	33,690	238,710
Moneysupermarket.com Group PLC	38,992	147,279
Rightmove PLC	6,724	360,975
Zoopla Property Group PLC[c]	16,339	63,877

		833,482

Security	Shares	Value
IT SERVICES — 1.16%
Equiniti Group PLC[c]	15,050	$33,065
Kainos Group PLC	3,612	8,018
Paysafe Group PLC[a]	32,494	185,848
Redcentric PLC	10,108	23,399
SafeCharge International Group Ltd.	3,863	13,509
Softcat PLC	6,261	27,101

		290,940
LIFE SCIENCES TOOLS & SERVICES — 0.22%
Clinigen Healthcare Ltd.[a]	6,556	54,910

		54,910
MACHINERY — 3.99%
Bodycote PLC	13,660	105,643
Fenner PLC	13,944	30,590
Melrose Industries PLC	134,318	260,356
Morgan Advanced Materials PLC	20,358	76,202
Rotork PLC	62,012	163,165
Spirax-Sarco Engineering PLC	5,236	297,208
Vesuvius PLC	15,480	70,960

		1,004,124
MEDIA — 4.27%
Cineworld Group PLC	13,234	98,969
Daily Mail & General Trust PLC Class A NVS	19,240	181,934
Entertainment One Ltd.	24,282	69,329
Informa PLC	46,271	429,359
ITE Group PLC	18,625	41,773
UBM PLC	28,024	252,333

		1,073,697
METALS & MINING — 2.05%
Acacia Mining PLC	11,750	70,897
African Minerals Ltd.[b]	10,533	—
Centamin PLC	77,936	151,578
Evraz PLC[a]	25,076	42,038
Gem Diamonds Ltd.	7,814	12,869
Hochschild Mining PLC[a]	18,093	57,013
KAZ Minerals PLC[a]	17,252	38,683
Lonmin PLC[a,b]	19,905	50,184
Petra Diamonds Ltd.	37,466	55,694
Vedanta Resources PLC	5,760	37,191

		516,147
MULTI-UTILITIES — 0.25%
Telecom Plus PLC	4,558	62,561

		62,561

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
MULTILINE RETAIL — 1.16%
B&M European Value Retail SA	50,023	$180,428
Debenhams PLC	83,524	66,291
Poundland Group PLC	15,289	44,904

		291,623
OIL, GAS & CONSUMABLE FUELS — 2.18%
Amerisur Resources PLC[a,b]	64,502	21,964
Cairn Energy PLC[a]	41,239	100,298
EnQuest PLC[a]	48,856	17,117
Faroe Petroleum PLC[a,b]	20,944	18,104
Nostrum Oil & Gas PLC[a]	5,961	23,187
Ophir Energy PLC[a,b]	50,227	48,514
Pantheon Resources PLC[a,b]	15,520	27,644
Premier Oil PLC[a]	35,749	34,062
SOCO International PLC	14,262	27,318
Stobart Group Ltd.	20,941	43,471
Tullow Oil PLC[a]	65,064	185,682

		547,361
PHARMACEUTICALS — 2.54%
BTG PLC[a]	27,271	214,658
GW Pharmaceuticals PLC[a,b]	20,061	135,442
Indivior PLC	51,228	211,076
Vectura Group PLC[a]	45,501	78,066

		639,242
PROFESSIONAL SERVICES — 1.53%
Hays PLC	97,011	165,934
Pagegroup PLC	22,166	100,737
WS Atkins PLC	6,072	118,890

		385,561
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.65%
Capital & Counties Properties PLC	54,091	210,120
Countrywide PLC	10,918	37,479
Foxtons Group PLC[b]	18,788	29,220
Grainger PLC	29,683	90,075
Helical PLC	7,215	26,884
Savills PLC	9,455	91,636
ST Modwen Properties PLC	13,529	50,712
UNITE Group PLC (The)	15,722	129,003

		665,129
ROAD & RAIL — 2.15%
FirstGroup PLC[a]	85,949	123,712
Go-Ahead Group PLC	3,071	79,597
National Express Group PLC	31,053	143,850
Northgate PLC	9,459	52,155

Security	Shares	Value
Redde PLC	21,058	$55,228
Stagecoach Group PLC	28,655	85,417

		539,959
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.22%
Imagination Technologies Group PLC[a,b]	18,749	56,048

		56,048
SOFTWARE — 3.16%
AVEVA Group PLC	4,554	113,681
Micro Focus International PLC	16,282	426,064
Playtech PLC	16,089	191,963
Sophos Group PLC[c]	19,271	63,502

		795,210
SPECIALTY RETAIL — 3.06%
Card Factory PLC	21,827	81,844
Dunelm Group PLC	7,190	84,562
GAME Digital PLC	6,684	6,215
Halfords Group PLC	14,200	64,664
JD Sports Fashion PLC	4,810	81,392
Lookers PLC	22,640	40,474
Pets at Home Group PLC	26,682	85,616
Sports Direct International PLC[a,b]	19,172	74,651
SuperGroup PLC	3,471	67,508
Topps Tiles PLC	12,423	18,711
WH Smith PLC	8,138	162,433

		768,070
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.15%
Xaar PLC	5,558	36,615

		36,615
TEXTILES, APPAREL & LUXURY GOODS — 0.33%
Jimmy Choo PLC[a,b]	8,159	13,357
Ted Baker PLC	2,028	69,138

		82,495
THRIFTS & MORTGAGE FINANCE — 0.45%
OneSavings Bank PLC	7,874	27,586
Paragon Group of Companies PLC (The)	20,392	84,743

		112,329
TRADING COMPANIES & DISTRIBUTORS — 2.29%
Brammer PLC	9,478	14,275
Diploma PLC	8,079	87,929
Grafton Group PLC	15,993	114,679

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Howden Joinery Group PLC	45,192	$270,134
SIG PLC	42,380	69,437
Speedy Hire PLC	37,482	18,777

		575,231
TRANSPORTATION INFRASTRUCTURE — 0.92%
BBA Aviation PLC	73,505	232,009

		232,009
WATER UTILITIES — 1.28%
Pennon Group PLC	27,927	320,954

		320,954

TOTAL COMMON STOCKS
(Cost: $27,239,786)		25,047,845

SHORT-TERM INVESTMENTS — 4.46%

MONEY MARKET FUNDS — 4.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	1,117,597	1,117,597
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	3,642	3,642

		1,121,239

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,121,239)		1,121,239

Value
TOTAL INVESTMENTS IN SECURITIES — 104.11%
(Cost: $28,361,025)[g]	$26,169,084
Other Assets, Less Liabilities — (4.11)%	(1,034,203)

NET ASSETS — 100.00%	$25,134,881

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $28,650,562. Net unrealized depreciation was $2,481,478, of which $752,820 represented gross unrealized appreciation on securities and $3,234,298 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$25,047,845	$—	$0	[a]	$25,047,845
Money market funds	1,121,239	—	—		1,121,239

Total	$26,169,084	$—	$0	[a]	$26,169,084

[a]	Rounds to less than $1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2016

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$—	$2,496,486,461	$27,239,786
Affiliated (Note 2)	114,023,729	13,157,723	1,121,239

Total cost of investments	$114,023,729	$2,509,644,184	$28,361,025

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$—	$1,909,674,324	$25,047,845
Affiliated (Note 2)	114,509,178	13,157,723	1,121,239

Total fair value of investments	114,509,178	1,922,832,047	26,169,084
Foreign currency, at value[b]	—	4,453,951	50,319
Foreign currency pledged to broker, at value[b]	—	15,347	—
Receivables:
Investment securities sold	—	1,033,687	140,334
Dividends and interest	28	15,583,273	55,930
Unrealized appreciation on forward currency contracts (Note 6)	340,452	—	—
Capital shares sold	226,393	—	—
Futures variation margin	—	1,005,112	—
Tax reclaims	—	106,664	5,978

Total Assets	115,076,051	1,945,030,081	26,421,645

LIABILITIES
Payables:
Investment securities purchased	148,768	2,547,162	156,658
Collateral for securities on loan (Note 1)	—	12,785,896	1,117,597
Unrealized depreciation on forward currency contracts (Note 6)	529,733	—	—
Investment advisory fees (Note 2)	—	816,313	12,509

Total Liabilities	678,501	16,149,371	1,286,764

NET ASSETS	$114,397,550	$1,928,880,710	$25,134,881

Net assets consist of:
Paid-in capital	$113,418,681	$2,765,648,672	$27,597,803
Undistributed net investment income	279	11,986,657	103,415
Undistributed net realized gain (accumulated net realized loss)	682,422	(262,969,047)	(373,621)
Net unrealized appreciation (depreciation)	296,168	(585,785,572)	(2,192,716)

NET ASSETS	$114,397,550	$1,928,880,710	$25,134,881

Shares outstanding[c]	4,600,000	123,000,000	700,000

Net asset value per share	$24.87	$15.68	$35.91

[a]	Securities on loan with values of $ —, $12,208,389 and $1,049,688, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $ —, $4,473,603 and $50,080, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2016

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$—	$96,380,981	$510,625
Dividends — affiliated (Note 2)	193,152	2,872	25
Interest — unaffiliated	—	535	—
Securities lending income — affiliated — net (Note 2)	1,022	30,820	23,127

	194,174	96,415,208	533,777
Less: Other foreign taxes (Note 1)	—	—	(121)

Total investment income	194,174	96,415,208	533,656

EXPENSES
Investment advisory fees (Note 2)	66,873	10,827,655	95,059

Total expenses	66,873	10,827,655	95,059
Less investment advisory fees waived (Note 2)	(66,873)	—	—

Net expenses	—	10,827,655	95,059

Net investment income	194,174	85,587,553	438,597

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(89,933,888)	(289,265)
Investments — affiliated (Note 2)	(88,619)	—	—
In-kind redemptions — unaffiliated	—	(52,755,022)	(23,702)
In-kind redemptions — affiliated (Note 2)	(256,560)	—	—
Futures contracts	—	340,267	—
Foreign currency transactions	842,555	(3,554,025)	(2,997)

Net realized gain (loss)	497,376	(145,902,668)	(315,964)

Net change in unrealized appreciation/depreciation on:
Investments	658,405	(89,710,361)	(1,204,680)
Forward currency contracts	(225,663)	—	—
Futures contracts	—	2,734,915	—
Translation of assets and liabilities in foreign currencies	—	349,536	408

Net change in unrealized appreciation/depreciation	432,742	(86,625,910)	(1,204,272)

Net realized and unrealized gain (loss)	930,118	(232,528,578)	(1,520,236)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,124,292	$(146,941,025)	$(1,081,639)

[a]	Net of foreign withholding tax of $ —, $1,301,485 and $2,083, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Currency Hedged MSCI United Kingdom ETF		iShares MSCI United Kingdom ETF
	Year ended August 31, 2016	Period from June 29, 2015[a] to August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$194,174	$(43)	$85,587,553	$110,946,684
Net realized gain (loss)	497,376	22,935	(145,902,668)	153,842,144
Net change in unrealized appreciation/depreciation	432,742	(136,574)	(86,625,910)	(841,498,189)

Net increase (decrease) in net assets resulting from operations	1,124,292	(113,682)	(146,941,025)	(576,709,361)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(193,895)	—	(97,031,722)	(120,010,696)
From net realized gain	(59,274)	—	—	—

Total distributions to shareholders	(253,169)	—	(97,031,722)	(120,010,696)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	118,249,408	2,435,039	121,795,339	1,026,055,700
Cost of shares redeemed	(7,044,338)	—	(1,159,767,653)	(1,354,869,387)

Net increase (decrease) in net assets from capital share transactions	111,205,070	2,435,039	(1,037,972,314)	(328,813,687)

INCREASE (DECREASE) IN NET ASSETS	112,076,193	2,321,357	(1,281,945,061)	(1,025,533,744)

NET ASSETS
Beginning of period	2,321,357	—	3,210,825,771	4,236,359,515

End of period	$114,397,550	$2,321,357	$1,928,880,710	$3,210,825,771

Undistributed net investment income included in net assets at end of period	$279	$—	$11,986,657	$26,314,024

SHARES ISSUED AND REDEEMED
Shares sold	4,800,000	100,000	7,600,000	53,800,000
Shares redeemed	(300,000)	—	(71,800,000)	(73,000,000)

Net increase (decrease) in shares outstanding	4,500,000	100,000	(64,200,000)	(19,200,000)

[a]	Commencement of operations.

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI United Kingdom Small-Cap ETF
	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$438,597	$501,624
Net realized loss	(315,964)	(645,798)
Net change in unrealized appreciation/depreciation	(1,204,272)	(838,734)

Net decrease in net assets resulting from operations	(1,081,639)	(982,908)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(427,464)	(596,666)

Total distributions to shareholders	(427,464)	(596,666)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	17,589,399	5,724,278
Cost of shares redeemed	(7,310,112)	(20,436,009)

Net increase (decrease) in net assets from capital share transactions	10,279,287	(14,711,731)

INCREASE (DECREASE) IN NET ASSETS	8,770,184	(16,291,305)

NET ASSETS
Beginning of year	16,364,697	32,656,002

End of year	$25,134,881	$16,364,697

Undistributed net investment income included in net assets at end of year	$103,415	$83,126

SHARES ISSUED AND REDEEMED
Shares sold	500,000	150,000
Shares redeemed	(200,000)	(550,000)

Net increase (decrease) in shares outstanding	300,000	(400,000)

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI United Kingdom ETF

	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$23.21	$24.35

Income from investment operations:
Net investment income (loss)[b]	0.43	(0.00)[c]
Net realized and unrealized gain (loss)[d]	2.48	(1.14)

Total from investment operations	2.91	(1.14)

Less distributions from:
Net investment income	(1.01)	—
Net realized gain	(0.24)	—

Total distributions	(1.25)	—

Net asset value, end of period	$24.87	$23.21

Total return	12.90%	(4.64)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$114,398	$2,321
Ratio of expenses to average net assets[f,g]	0.00%	0.01%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%
Ratio of net investment income to average net assets[f]	1.80%	(0.01)%
Portfolio turnover rate[h,i]	4%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 29 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$17.15	$20.52	$18.55	$16.91	$16.43

Income from investment operations:
Net investment income[a]	0.61	0.65	1.38 [b]	0.66	0.64
Net realized and unrealized gain (loss)[c]	(1.37)	(3.32)	1.85	1.49	0.46

Total from investment operations	(0.76)	(2.67)	3.23	2.15	1.10

Less distributions from:
Net investment income	(0.71)	(0.70)	(1.26)	(0.51)	(0.62)

Total distributions	(0.71)	(0.70)	(1.26)	(0.51)	(0.62)

Net asset value, end of year	$15.68	$17.15	$20.52	$18.55	$16.91

Total return	(4.44)%	(13.26)%	17.56%	12.91%	6.94%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,928,881	$3,210,826	$4,236,360	$2,670,796	$1,356,494
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	3.80%	3.46%	6.71%[b]	3.61%	3.88%
Portfolio turnover rate[d]	5%	4%	10%	4%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	Includes a one-time special distribution from Vodafone Group PLC which represented $0.66 per share and 3.23% of average net assets.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Small-Cap ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$40.91	$40.82	$35.27	$27.95	$25.48

Income from investment operations:
Net investment income[b]	1.02	1.07	0.95	0.91	0.43
Net realized and unrealized gain (loss)[c]	(4.89)	0.40	5.26	7.41	2.36

Total from investment operations	(3.87)	1.47	6.21	8.32	2.79

Less distributions from:
Net investment income	(1.13)	(1.38)	(0.66)	(1.00)	(0.32)

Total distributions	(1.13)	(1.38)	(0.66)	(1.00)	(0.32)

Net asset value, end of period	$35.91	$40.91	$40.82	$35.27	$27.95

Total return	(9.66)%	3.84%	17.66%	30.27%	11.02%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,135	$16,365	$32,656	$8,818	$2,795
Ratio of expenses to average net assets[e]	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets[e]	2.72%	2.71%	2.29%	2.82%	2.65%
Portfolio turnover rate[f]	21%	17%	13%	19%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI United Kingdom	Non-diversified
MSCI United Kingdom	Non-diversified
MSCI United Kingdom Small-Cap	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently the iShares Currency Hedged MSCI United Kingdom ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI United Kingdom ETF. The financial statements and schedule of investments for the iShares MSCI United Kingdom ETF are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI United Kingdom ETF.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. However, the iShares Currency Hedged MSCI United Kingdom ETF has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI United Kingdom
Credit Suisse Securities (USA) LLC	$3,516,848	$3,516,848	$—
Goldman Sachs & Co.	3,183,176	3,183,176	—
Morgan Stanley & Co. LLC	5,508,365	5,508,365	—

	$12,208,389	$12,208,389	$—

MSCI United Kingdom Small-Cap
Citigroup Global Markets Inc.	$104,413	$104,413	$—
Credit Suisse Securities (USA) LLC	175,707	175,707	—
Deutsche Bank Securities Inc.	133,962	133,962	—
Merrill Lynch, Pierce, Fenner & Smith	131,433	131,433	—
Morgan Stanley & Co. LLC	271,722	271,722	—
Nomura Securities International Inc.	16,486	16,486	—
UBS Securities LLC	215,965	215,965	—

	$1,049,688	$1,049,688	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Currency Hedged MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI United Kingdom ETF (“EWU”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EWU, after taking into account any fee waivers by EWU, plus 0.03%. Additionally, BFA has contractually agreed to a reduction in its investment advisory fee through December 31, 2017 of 0.03%.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

For its investment advisory services to the iShares MSCI United Kingdom Small-Cap ETF, BFA is entitled to an annual advisory fee of 0.59% based on the Fund’s average daily net assets.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI United Kingdom	$357
MSCI United Kingdom	10,211
MSCI United Kingdom Small-Cap	5,729

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI United Kingdom	$13,162,129	$10,435,267
MSCI United Kingdom Small-Cap	193,693	1,175,924

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI United Kingdom	$2,176,765	$576,941
MSCI United Kingdom	176,496,845	115,129,336
MSCI United Kingdom Small-Cap	3,498,820	3,631,506

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI United Kingdom	$117,243,476	$6,991,421
MSCI United Kingdom	69,069,697	1,142,921,264
MSCI United Kingdom Small-Cap	17,419,530	7,216,647

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts, in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI United Kingdom ETF as of August 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation (depreciation)[a]	$1,005,112

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI United Kingdom ETF during the year ended August 31, 2016 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$340,267	$2,734,915

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI United Kingdom ETF for the year ended August 31, 2016:

Average value of contracts purchased	$24,943,360

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held by the iShares Currency Hedged MSCI United Kingdom ETF as of August 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/ Net assets consist of – net unrealized appreciation (depreciation)	$340,452

Liabilities
Forward currency contracts:
Unrealized depreciation on forward currency contracts/ Net assets consist of – net unrealized appreciation (depreciation)	$529,733

The following table shows the realized and unrealized gains (losses) on forward currency contracts held by the iShares Currency Hedged MSCI United Kingdom ETF during the year ended August 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts:
Foreign currency transactions/Forward currency contracts	$842,555	$(225,663)

The following table shows the average quarter-end balances of outstanding forward currency contracts for the iShares Currency Hedged MSCI United Kingdom ETF for the year ended August 31, 2016:

Average amounts purchased in U.S. dollars	$17,121,993
Average amounts sold in U.S. dollars	42,969,672

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Funds generally do not require collateral. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

The following table presents the exposure of the open forward currency contracts held by the iShares Currency Hedged MSCI United Kingdom ETF that are subject to potential offset on the statement of assets and liabilities as of August 31, 2016:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$340,452	$(340,452)	$—

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
Forward currency contracts	$529,733	$(340,452)	$189,281

7.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET	RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT	RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to the use of equalization, passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI United Kingdom	$(221,428)	$—	$221,428
MSCI United Kingdom	(98,944,795)	(2,883,198)	101,827,993
MSCI United Kingdom Small-Cap	(225,845)	9,156	216,689

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
Currency Hedged MSCI United Kingdom
Ordinary income	$217,579	N/A
Long-term capital gain	35,590	N/A

	$253,169	N/A

MSCI United Kingdom
Ordinary income	$97,031,722	$120,010,696

MSCI United Kingdom Small-Cap
Ordinary income	$427,464	$596,666

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Currency Hedged MSCI United Kingdom	$243,238	$277,196	$—	$458,435	$—	$978,869
MSCI United Kingdom	13,173,746	—	(129,017,104)	(658,279,131)	(62,645,473)	(836,767,962)
MSCI United Kingdom Small-Cap	167,204	—	(112,287)	(2,482,253)	(35,586)	(2,462,922)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI United Kingdom	$66,802,442	$16,140,312	$23,559,917	$22,514,433	$129,017,104
MSCI United Kingdom Small-Cap	112,287	—	—	—	112,287

[a]	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2016, the iShares MSCI United Kingdom Small-Cap ETF utilized $60,494 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

At the meeting of the Board held on September 28-29, 2016, the Board approved a one-for-two reverse stock split for the iShares MSCI United Kingdom ETF, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund.

NOTES TO FINANCIAL STATEMENTS	43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI United Kingdom ETF, iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI United Kingdom	$193,127
MSCI United Kingdom	96,233,780
MSCI United Kingdom Small-Cap	423,267

For the fiscal year ended August 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI United Kingdom	$97,682,466	$1,301,186
MSCI United Kingdom Small-Cap	512,708	2,083

For the fiscal year ended August 31, 2016, the iShares Currency Hedged MSCI United Kingdom ETF intends to pass through to its shareholders foreign source income earned of $194,845 and foreign taxes paid of $2,407 by the underlying fund.

The iShares Currency Hedged MSCI United Kingdom ETF hereby designates $128,529 as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2016.

The iShares Currency Hedged MSCI United Kingdom ETF hereby designates $23,684 as short-term capital gain dividends for the fiscal year ended August 31, 2016.

TAX INFORMATION	45

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI United Kingdom ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	47

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI United Kingdom Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund’s pricing reflects that it invests primarily in small-cap companies, as compared to the competitor funds as determined by Broadridge, which do not invest primarily in small-cap companies.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI United Kingdom	$1.007984	$0.237096	$—	$1.245080	81%	19%	—%	100%
MSCI United Kingdom	0.713625	—	—	0.713625	100	—	—	100
MSCI United Kingdom Small-Cap	1.134139	—	—	1.134139	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund is disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	53

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI United Kingdom ETF

Period Covered: June 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.39%
Greater than 0.5% and Less than 1.0%	1	0.39
Between 0.5% and –0.5%	253	99.22

	255	100.00%

iShares MSCI United Kingdom ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	5	0.36%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	87	6.29
Greater than 0.5% and Less than 1.0%	372	26.90
Between 0.5% and –0.5%	795	57.47
Less than –0.5% and Greater than –1.0%	76	5.50
Less than –1.0% and Greater than –1.5%	16	1.16
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5%	1	0.07

	1,383	100.00%

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI United Kingdom Small-Cap ETF

Period Covered: January 25, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	4	0.36%
Greater than 2.0% and Less than 2.5%	1	0.09
Greater than 1.5% and Less than 2.0%	13	1.16
Greater than 1.0% and Less than 1.5%	95	8.51
Greater than 0.5% and Less than 1.0%	269	24.10
Between 0.5% and –0.5%	654	58.61
Less than –0.5% and Greater than –1.0%	70	6.27
Less than –1.0% and Greater than –1.5%	8	0.72
Less than –1.5% and Greater than –2.0%	2	0.18

	1,116	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI United Kingdom ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

SUPPLEMENTAL INFORMATION	55

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015 is USD 391.2 thousand. This figure is comprised of fixed remuneration of USD 152.14 thousand and variable remuneration of USD 239.06 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 46.49 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 11.26 thousand.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	57

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	59

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	61

Notes:

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-813-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Adaptive Currency Hedged MSCI Japan ETF | DEWJ | BATS
➢	iShares Currency Hedged MSCI Australia ETF | HAUD | NYSE Arca
➢	iShares Currency Hedged MSCI Canada ETF | HEWC | NYSE Arca
➢	iShares Currency Hedged MSCI Japan ETF | HEWJ | NYSE Arca
➢	iShares Currency Hedged MSCI Mexico ETF | HEWW | NYSE Arca
➢	iShares Currency Hedged MSCI South Korea ETF | HEWY | NYSE Arca
➢	iShares Edge MSCI Min Vol Global Currency Hedged ETF | HACV | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI JAPAN ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(5.06)%	(4.94)%	(4.70)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/5/16. The first day of secondary market trading was 1/7/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,068.10	$0.00	$1,000.00	$1,025.10	$0.00	0.00%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Adaptive Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while dynamically hedging currency risk for a U.S. dollar based investor, as represented by the MSCI Japan Adaptive Hedge to USD Index (the “Index”).

The Index applies a methodology, based on a hedge ratio as calculated by MSCI Inc., that sells the total value or a portion of the total value of each non-U.S. dollar currency in which the constituent securities are denominated in the form of a one-month currency contract to create a “hedge” against fluctuations in the relative value of the currencies in relation to the U.S. dollar. The hedge ratio is based on four commonly used indicators for measuring currency risk. The overall effect, since the four indicators are equally weighted, is that each foreign currency represented by constituent weights in the Index can be unhedged, 25% hedged, 50% hedged, 75% hedged or fully hedged relative to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI JAPAN ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF. For the period from January 5, 2016 (inception date of the Fund) through August 31, 2016 (the “reporting period”), the total return for the Fund was -5.06%, net of fees, while the total return for the Index was -4.70%.

The Index declined for the reporting period amid continued weakness in the Japanese economy, which grew by just 0.8% for the 12 months ended June 30, 2016 (the most recent data available). Japanese economic growth remained muted despite increased economic stimulus efforts from the Bank of Japan during the reporting period. In addition to maintaining its government bond purchase program, the Bank of Japan introduced negative interest rates in January 2016. The Japanese government also announced plans for a substantial fiscal stimulus package late in the reporting period.

The financials sector detracted the most from the Index’s performance in U.S. dollar terms; in particular, banks struggled as negative interest rates constrained profit growth. The utilities sector was also a modest detractor, as electric utilities declined for the reporting period. On the upside, the industrials and telecommunication services sectors contributed to performance for the reporting period in U.S. dollar terms. Electrical equipment and machinery manufacturers led the advance in the industrials sector, while growing demand in the wireless industry paced the gain in the telecommunication services sector. Other leading contributors included the information technology and materials sectors.

In the currency market, the Japanese yen appreciated by 13% against the U.S dollar. The Japanese yen benefited from investors seeking to reduce risk in Japanese assets, as Japanese equities declined for the reporting period in local currency terms. The Japanese yen’s positive performance meant currency hedging activity was a large detractor from the Index’s return. The adaptive currency hedging component of the Index utilizes a hedge ratio that modifies currency exposure based on the difference in interest rates, relative valuation, currency momentum, and currency volatility. During the reporting period, the hedge increased from 25% to 75% of the Index’s currency exposure at the end of the reporting period. That meant the Index outperformed the local equity market return (measured in Japanese yen), but performed worse than the Japanese equity market measured in U.S. dollars.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Consumer Discretionary	21.18%
Industrials	19.74
Financials[3]	13.00
Information Technology	10.53
Consumer Staples	8.01
Health Care	7.87
Telecommunication Services	6.22
Materials	5.93
Real Estate[3]	4.68
Utilities	2.07
Energy	0.77

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/16

Security	Percentage of Total Investments [2]

Toyota Motor Corp.	5.51%
Mitsubishi UFJ Financial Group Inc.	2.39
SoftBank Group Corp.	2.14
KDDI Corp.	1.84
Honda Motor Co. Ltd.	1.72
Sumitomo Mitsui Financial Group Inc.	1.62
Japan Tobacco Inc.	1.48
Mizuho Financial Group Inc.	1.41
Sony Corp.	1.36
NTT DOCOMO Inc.	1.20

TOTAL	20.67%

[1]	Table shown is for the iShares MSCI Japan ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI AUSTRALIA ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.70%	(2.53)%	6.08%	5.70%	(2.53)%	6.08%
Since Inception	1.32%	1.23%	1.74%	1.55%	1.45%	2.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,120.70	$0.16	$1,000.00	$1,025.00	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Currency Hedged MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Australian equities while mitigating exposure to fluctuations between the value of the Australian dollar and the U.S. dollar, as represented by the MSCI Australia 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the Australian dollar in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the Australian dollar.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI AUSTRALIA ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Australia ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 5.70%, net of fees, while the total return for the Index was 6.08%.

As represented by the Index, Australian stocks posted solid gains for the reporting period in U.S. dollar terms, outpacing the broad global equity market. Improving economic growth in Australia helped equity market performance in the country. The Australian economy grew by 3.3% for the year ended June 30, 2016 (the most recent data available), the strongest growth since the second quarter of 2012. Firming commodity prices after several years of severe declines helped boost the Australian economy, as did signs of stabilization in China, which is Australia’s largest trading partner. To support the Australian economy and financial markets, the Reserve Bank of Australia lowered interest rates twice during the reporting period.

From a sector perspective, nine of the ten sectors in the Index posted positive returns in U.S. dollar terms for the reporting period. The financials sector, which represented more than half of the Index on average during the reporting period, had the biggest positive impact on the Index’s performance. Real estate investment trusts and banks contributed the most to the outperformance in the financials sector. Other leading sectors included healthcare, which benefited from strong performance in the biotechnology industry, and materials, which was led by the metals and mining industry. Several other sectors made notable contributions to the Index’s performance, including industrials, consumer staples, and consumer discretionary. The only sector to detract from the Index’s performance for the reporting period was energy, reflecting weakness in the price of oil.

In terms of currency performance, the Australian dollar appreciated by 6% against the U.S. dollar, reflecting firmer commodity prices during the reporting period. The Australian dollar’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the Australian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to Australian equities’ return measured in Australian dollars.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]
Financials[3]	41.48%
Materials	14.20
Real Estate[3]	10.02
Consumer Staples	7.80
Health Care	7.10
Industrials	5.91
Energy	4.76
Consumer Discretionary	3.01
Utilities	2.74
Telecommunication Services	2.59
Information Technology	0.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/16

Security	Percentage of Total Investments [2]
Commonwealth Bank of Australia	10.45%
Westpac Banking Corp.	8.34
Australia & New Zealand Banking Group Ltd.	6.66
National Australia Bank Ltd.	6.13
BHP Billiton Ltd.	5.57
CSL Ltd.	4.20
Wesfarmers Ltd.	4.05
Woolworths Ltd.	2.57
Scentre Group	2.24
Macquarie Group Ltd.	2.10

TOTAL	52.31%

[1]	Table shown is for the iShares MSCI Australia ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI CANADA ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.92%	7.14%	7.09%	6.92%	7.14%	7.09%
Since Inception	2.52%	2.70%	2.77%	2.97%	3.18%	3.25%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,146.10	$0.16	$1,000.00	$1,025.00	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Currency Hedged MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Canadian equities while mitigating exposure to fluctuations between the value of the Canadian dollar and the U.S. dollar, as represented by the MSCI Canada 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the Canadian dollar in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the Canadian dollar.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI CANADA ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Canada ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 6.92%, net of fees, while the total return for the Index was 7.09%.

As represented by the Index, Canadian stocks posted solid gains for the reporting period, performing in line with the broad global equity market when measured in U.S. dollars. Economic growth in Canada remained muted during the reporting period, reflecting a continued downturn in the country’s energy production. In particular, the Canadian economy contracted in the second quarter of 2016 as wildfires in northern Alberta curtailed oil and natural gas production in the area. It was the largest quarterly contraction for the Canadian economy since the 2008-09 financial crisis.

On the positive side, economic growth in the U.S. — Canada’s largest trading partner — has been generally stronger than many other regions of the world. In addition, the housing market in Canada remained robust during the reporting period, though the sharp increase in housing prices in selected cities has led to concerns about a housing bubble.

From a sector perspective, nine of the ten sectors in the Index posted positive returns for the reporting period in U.S. dollar terms. The financials sector, which represented more than 40% of the Index on average during the reporting period, had the largest positive impact on the Index’s performance. Banks and real estate stocks contributed the most to the outperformance in the financials sector. Other leading sectors included materials, led by the metals and mining industry, and energy, which held up for the reporting period despite the downturn in production late in the reporting period. The only sector to decline for the reporting period was healthcare.

In terms of currency performance, the Canadian dollar appreciated by 1% against the U.S. dollar, reflecting firmer commodity prices during the reporting period. The Canadian dollar’s positive performance meant hedging activity was a modest detractor from the Index’s return. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the Canadian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to Canadian equities’ return measured in Canadian dollars.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Financials[3]	40.72%
Energy	22.03
Materials	11.40
Industrials	7.55
Consumer Discretionary	5.03
Consumer Staples	5.00
Information Technology	2.58
Telecommunication Services	2.45
Utilities	1.61
Real Estate[3]	0.83
Health Care	0.80

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/16

Security	Percentage of Total Investments [2]

Royal Bank of Canada	7.88%
Toronto-Dominion Bank (The)	7.05
Bank of Nova Scotia (The)	5.45
Canadian National Railway Co.	4.26
Suncor Energy Inc.	3.85
Bank of Montreal	3.63
Enbridge Inc.	3.12
TransCanada Corp.	3.08
Canadian Natural Resources Ltd.	2.90
Canadian Imperial Bank of Commerce/Canada	2.67

TOTAL	43.89%

[1]	Table shown is for the iShares MSCI Canada ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(12.91)%	(12.98)%	(12.65)%	(12.91)%	(12.98)%	(12.65)%
Since Inception	4.47%	4.43%	3.91%	11.96%	11.86%	10.42%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual				Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]		Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]		Annualized Expense Ratio [a]
$1,000.00	$1,038.20	$0.00	[c]	$1,000.00	$1,025.10	$0.00	[c]	0.00%	[d]

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.
[c]	Rounds to less than $0.01.
[d]	Rounds to less than 0.01%.

The iShares Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar, as represented by the MSCI Japan 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the Japanese yen in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the Japanese yen.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -12.91%, net of fees, while the total return for the Index was -12.65%.

As represented by the Index, Japanese stocks declined for the reporting period. The Index’s negative return was driven primarily by continued weakness in the Japanese economy, which grew by just 0.8% for the 12 months ended June 30, 2016 (the most recent data available). Japanese economic growth remained muted despite increased economic stimulus efforts from the Bank of Japan during the reporting period. In addition to maintaining its government bond purchase program, the Bank of Japan introduced negative interest rates in January 2016. The Japanese government also announced plans for a substantial fiscal stimulus package late in the reporting period.

The financials sector detracted the most from the Index’s performance in U.S. dollar terms; in particular, banks struggled as negative interest rates constrained profit growth. The other two declining sectors in the Index were utilities and energy. At the other end of the spectrum, the industrials and telecommunication services sectors contributed positively to the Index’s performance in U.S. dollar terms. Machinery manufacturers led the advance in the industrials sector, while growing demand in the wireless industry paced the gain in the telecommunication services sector. Other leading contributors to the Index’s performance in U.S. dollar terms included the materials and consumer staples sectors.

In the currency market, the Japanese yen appreciated by 15% against the U.S dollar. The Japanese yen benefited from investors seeking to reduce risk in Japanese assets, as Japanese equities declined for the reporting period in local currency terms. The Japanese yen’s positive performance meant currency hedging activity was a large detractor from the Index’s return. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the Japanese yen’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to Japanese equities’ return measured in Japanese yen.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Consumer Discretionary	21.18%
Industrials	19.74
Financials[3]	13.00
Information Technology	10.53
Consumer Staples	8.01
Health Care	7.87
Telecommunication Services	6.22
Materials	5.93
Real Estate[3]	4.68
Utilities	2.07
Energy	0.77

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/16

Security	Percentage of Total Investments [2]

Toyota Motor Corp.	5.51%
Mitsubishi UFJ Financial Group Inc.	2.39
SoftBank Group Corp.	2.14
KDDI Corp.	1.84
Honda Motor Co. Ltd.	1.72
Sumitomo Mitsui Financial Group Inc.	1.62
Japan Tobacco Inc.	1.48
Mizuho Financial Group Inc.	1.41
Sony Corp.	1.36
NTT DOCOMO Inc.	1.20

TOTAL	20.67%

[1]	Table shown is for the iShares MSCI Japan ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI MEXICO ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.41%	7.50%	8.02%	7.41%	7.50%	8.02%
Since Inception	4.79%	4.86%	5.60%	5.65%	5.74%	6.58%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,076.10	$0.16	$1,000.00	$1,025.00	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Currency Hedged MSCI Mexico ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Mexican equities while mitigating exposure to fluctuations between the value of the Mexican peso and the U.S. dollar, as represented by the MSCI Mexico Investable Market Index 25/50 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the Mexican peso in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the Mexican peso.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI MEXICO ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Mexico Capped ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 7.41%, net of fees, while the total return for the Index was 8.02%.

As represented by the Index, Mexican stocks advanced for the reporting period in local currency terms. The Mexican economy slowed during the reporting period, including a contraction in the second quarter of 2016 — the first quarterly contraction in three years. Declining industrial production and reduced energy output were the primary contributing factors to the recent economic weakness. Despite the economic slowdown, the Bank of Mexico raised interest rates three times during the reporting period to support the flagging Mexican peso. In financial markets, Mexico’s economic weakness was reflected by currency markets, resulting in the sharp decline in value of the Mexican peso relative to the U.S. dollar.

From a sector perspective, just two of the seven sectors in the Index declined for the reporting period — telecommunication services and consumer discretionary, which together represented approximately a quarter of the Index on average during the reporting period. Increased price competition and regulatory challenges weighed on the wireless telecommunication services industry, while media companies and retailers detracted the most in the consumer discretionary sector. On the positive side, the materials and financials sectors contributed the most to the Index’s performance during the reporting period. The metals and mining industry led the advance in the materials sector, while banks delivered solid gains in the financials sector. The consumer staples, industrials, and healthcare sectors also contributed to the Index’s performance for the reporting period.

In terms of currency performance, the Mexican peso depreciated by 13% against the U.S. dollar, reflecting Mexico’s comparatively low interest rates and rising inflation during the reporting period. The Mexican peso’s negative performance meant hedging activity was a significant contributor to the Index’s return. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Mexican peso’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to Mexican equities’ return measured in Mexican pesos.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Consumer Staples	27.18%
Financials[3]	15.54
Materials	14.71
Industrials	13.89
Telecommunication Services	10.89
Consumer Discretionary	10.74
Real Estate[3]	6.37
Health Care	0.68

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/16

Security	Percentage of Total Investments [2]

America Movil SAB de CV	9.95%
Fomento Economico Mexicano SAB de CV	8.73
Grupo Financiero Banorte SAB de CV	6.80
Grupo Televisa SAB	6.72
Wal-Mart de Mexico SAB de CV	5.95
Cemex SAB de CV CPO	5.68
Grupo Mexico SAB de CV Series B	4.53
Fibra Uno Administracion SA de CV	2.98
Grupo Bimbo SAB de CV	2.80
Alfa SAB de CV	2.75

TOTAL	56.89%

[1]	Table shown is for the iShares MSCI Mexico Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI SOUTH KOREA ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.67%	14.17%	14.21%	13.67%	14.17%	14.21%
Since Inception	4.00%	4.08%	4.76%	4.72%	4.81%	5.59%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,090.50	$0.00	$1,000.00	$1,025.20	$0.00	0.00%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Currency Hedged MSCI South Korea ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization South Korean equities while mitigating exposure to fluctuations between the value of the South Korean won and the U.S. dollar, as represented by the MSCI Korea 25/50 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the South Korean won in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the South Korean won.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI SOUTH KOREA ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI South Korea Capped ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 13.67%, net of fees, while the total return for the Index was 14.21%.

As represented by the Index, South Korean stocks posted solid gains for the reporting period and outpaced the broad global equity market. The Index’s solid return for the reporting period was driven in part by an improving economic environment in South Korea. The South Korean economy grew by 3.3% for the 12 months ended June 30, 2016 (the most recent data available), up from 2.2% for the prior 12 months. Nonetheless, the country’s economic growth rate remained below its long-term historical average, as growth in South Korea’s export-oriented economy has been hit by declining global demand. As a result, the Bank of Korea reduced short-term interest rates in June 2016 — the central bank’s fifth rate cut since mid-2014 — to stimulate economic activity. The improving South Korean economy and more accommodative interest rate policy provided a favorable backdrop for equity market performance.

Every sector in the Index posted a positive return for the reporting period in U.S. dollar terms. Information technology, which represented more than a third of the Index on average during the reporting period, contributed the most to the Index’s performance. The technology hardware, storage, and peripherals industry led the advance in the information technology sector, although the internet software and services industry also contributed meaningfully. Other leading contributors to the Index’s performance included the materials and financials sectors. The industrials and telecommunication services sectors were minor contributors during the reporting period.

In terms of currency performance, the South Korean won appreciated by 6% against the U.S. dollar for the reporting period, as China’s economy stabilized and the Fed kept interest rates low, which helped the South Korean economy and the South Korean won. The South Korean won’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the South Korean won’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to South Korean equities’ return measured in the South Korean won.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Information Technology	34.01%
Consumer Discretionary	14.49
Financials	13.66
Industrials	11.49
Consumer Staples	9.51
Materials	8.12
Utilities	2.52
Health Care	2.46
Energy	2.43
Telecommunication Services	1.31

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/16

Security	Percentage of Total Investments [2]

Samsung Electronics Co. Ltd.	21.53%
NAVER Corp.	3.60
SK Hynix Inc.	3.24
Hyundai Motor Co.	3.05
Hyundai Mobis Co. Ltd.	2.72
Shinhan Financial Group Co. Ltd.	2.67
POSCO	2.48
KB Financial Group Inc.	2.31
Korea Electric Power Corp.	2.29
KT&G Corp.	2.11

TOTAL	46.00%

[1]	Table shown is for the iShares MSCI South Korea Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL GLOBAL CURRENCY HEDGED ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	7.51%	7.81%	7.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/29/15. The first day of secondary market trading was 11/2/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,086.60	$0.16	$1,000.00	$1,025.00	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Edge MSCI Min Vol Global Currency Hedged ETF (the “Fund”) (formerly the iShares Currency Hedged MSCI ACWI Minimum Volatility ETF) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI Minimum Volatility (USD) 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL CURRENCY HEDGED ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Edge MSCI Min Vol Global ETF (formerly the iShares MSCI All Country World Minimum Volatility ETF). For the period from October 29, 2015 (inception date of the Fund) through August 31, 2016 (the “reporting period”), the total return for the Fund was 7.51%, net of fees, while the total return for the Index was 7.33%.

The Index delivered a positive return for the reporting period and performed in line with the broader global stock market, as represented by the MSCI ACWI Index.

From a country perspective, the U.S., which represented approximately 58% of the Index on average for the reporting period, made the most significant contribution to Index performance. The U.S. stock market generally performed well, supported by accommodative Fed policy. Although U.S. economic growth was muted, it was stronger than many economies elsewhere in the world. Canada and Taiwan were also positive contributors to the Index’s return for the reporting period. On the downside, Japan detracted from Index performance for the reporting period as the country’s economy continued to struggle despite significant economic stimulus measures from the Japanese government.

For the reporting period, the U.S. dollar’s performance was mixed relative to other major currencies. The British pound fell approximately 17% relative to the U.S. dollar during the reporting period, as British voters elected to leave the European Union. Meanwhile, the Japanese yen, the Australian dollar, and the euro gained about 15% and 6% relative to the U.S. dollar, respectively, while the euro was little changed against the U.S. dollar.

On balance, the U.S. dollar’s modest overall decline relative to the component currencies in the Index meant hedging activity detracted from the Index’s total return for the reporting period. A weaker U.S. dollar typically increases returns for U.S. investors with international investments denominated in stronger foreign currencies. However, a fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of global currencies’ performance relative to the U.S. dollar for the reporting period.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Health Care	16.75%
Consumer Staples	15.71
Financials[3]	15.50
Information Technology	10.02
Consumer Discretionary	9.28
Telecommunication Services	9.09
Utilities	8.39
Industrials	8.21
Materials	3.04
Real Estate[3]	2.34
Energy	1.67

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 8/31/16

Country	Percentage of Total Investments [2]

United States	58.09%
Japan	12.31
Canada	4.18
Switzerland	4.13
Taiwan	3.73
China	3.44
Hong Kong	3.25
United Kingdom	2.66
Singapore	1.02
South Korea	0.96

TOTAL	93.77%

[1]	Table shown is for the iShares Edge MSCI Min Vol Global ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.91%

EXCHANGE-TRADED FUNDS — 99.91%
iShares MSCI Japan ETF[a]	286,366	$3,516,574

		3,516,574

TOTAL INVESTMENT COMPANIES
(Cost: $3,442,828)		3,516,574

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	1,425	1,425

		1,425

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,425)		1,425

Value
TOTAL INVESTMENTS IN SECURITIES — 99.95%
(Cost: $3,444,253)[d]	$3,517,999
Other Assets, Less Liabilities — 0.05%	1,684

NET ASSETS — 100.00%	$3,519,683

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $3,455,238. Net unrealized appreciation was $62,761, of which $62,761 represented gross unrealized appreciation on securities and $ — represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Japan ETF	—	312,021	(25,655)	286,366	$3,516,574	$27,519	$(16,329)

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	2,582,962	JPY	264,627,000	BNP	09/06/2016	$25,057
USD	2,616,940	JPY	270,229,000	BNP	10/05/2016	1,241

						26,298

JPY	264,627,000	USD	2,558,988	BNP	09/06/2016	(1,083)

						(1,083)

				Net unrealized appreciation		$25,215

Counterparties:

BNP — BNP Paribas SA

Currency abbreviations:

JPY — Japanese Yen

USD — United States Dollar

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI JAPAN ETF

August 31, 2016

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$3,516,574	$—	$—	$3,516,574
Money market funds	1,425	—	—	1,425

Total	$3,517,999	$—	$—	$3,517,999

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$26,298	$—	$26,298
Liabilities:
Forward currency contracts	—	(1,083)	—	(1,083)

Total	$—	$25,215	$—	$25,215

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI AUSTRALIA ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.59%

EXCHANGE-TRADED FUNDS — 99.59%
iShares MSCI Australia ETF[a]	488,097	$9,869,321

		9,869,321

TOTAL INVESTMENT COMPANIES
(Cost: $9,164,743)		9,869,321

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	5,105	5,105

		5,105

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,105)		5,105

Value
TOTAL INVESTMENTS IN SECURITIES — 99.64%
(Cost: $9,169,848)[d]	$9,874,426
Other Assets, Less Liabilities — 0.36%	35,601

NET ASSETS — 100.00%	$9,910,027

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $9,261,830. Net unrealized appreciation was $612,596, of which $704,578 represented gross unrealized appreciation on securities and $91,982 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Australia ETF	125,611	564,595	(202,109)	488,097	$9,869,321	$197,134	$93,350

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	10,133,774	AUD	13,466,000	BNP	09/06/2016	$14,399
USD	10,126,459	AUD	13,437,000	BNP	10/05/2016	36,057

						50,456

AUD	13,466,000	USD	10,156,248	BNP	09/06/2016	(36,874)
AUD	127,000	USD	95,377	BNP	10/05/2016	(8)

						(36,882)

				Net unrealized appreciation		$13,574

Counterparties:

BNP — BNP Paribas SA

Currency abbreviations:

AUD — Australian Dollar

USD — United States Dollar

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI AUSTRALIA ETF

August 31, 2016

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$9,869,321	$—	$—	$9,869,321
Money market funds	5,105	—	—	5,105

Total	$9,874,426	$—	$—	$9,874,426

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$50,456	$—	$50,456
Liabilities:
Forward currency contracts	—	(36,882)	—	(36,882)

Total	$—	$13,574	$—	$13,574

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI CANADA ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.44%

EXCHANGE-TRADED FUNDS — 99.44%
iShares MSCI Canada ETF[a]	416,192	$10,533,820

		10,533,820

TOTAL INVESTMENT COMPANIES
(Cost: $9,527,542)		10,533,820

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	5,101	5,101

		5,101

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,101)		5,101

Value
TOTAL INVESTMENTS IN SECURITIES — 99.49%
(Cost: $9,532,643)[d]	$10,538,921
Other Assets, Less Liabilities — 0.51%	53,819

NET ASSETS — 100.00%	$10,592,740

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $9,652,009. Net unrealized appreciation was $886,912, of which $886,912 represented gross unrealized appreciation on securities and $ — represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Canada ETF	97,216	376,643	(57,667)	416,192	$10,533,820	$113,292	$(181,713)

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	1,679,996	CAD	2,176,000	BNP	09/06/2016	$20,655
CAD	11,000	USD	8,377	BNP	10/05/2016	12
USD	10,584,700	CAD	13,807,000	BNP	10/05/2016	54,391

						75,058

CAD	13,835,000	USD	10,605,449	BNP	09/06/2016	(55,367)
USD	8,869,195	CAD	11,659,000	BNP	09/06/2016	(21,546)
USD	78,512	CAD	103,000	BNP	10/05/2016	(44)

						(76,957)

				Net unrealized depreciation		$(1,899)

Counterparties:

BNP — BNP Paribas SA

Currency abbreviations:

CAD — Canadian Dollar

USD — United States Dollar

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI CANADA ETF

August 31, 2016

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$10,533,820	$—	$—	$10,533,820
Money market funds	5,101	—	—	5,101

Total	$10,538,921	$—	$—	$10,538,921

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$75,058	$—	$75,058
Liabilities:
Forward currency contracts	—	(76,957)	—	(76,957)

Total	$—	$(1,899)	$—	$(1,899)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 98.83%

EXCHANGE-TRADED FUNDS — 98.83%
iShares MSCI Japan ETF[a,b]	38,311,015	$470,459,264

		470,459,264

TOTAL INVESTMENT COMPANIES
(Cost: $489,793,636)		470,459,264

SHORT-TERM INVESTMENTS — 2.43%

MONEY MARKET FUNDS — 2.43%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	11,486,790	11,486,790
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	78,476	78,476

		11,565,266

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,565,266)		11,565,266

Value
TOTAL INVESTMENTS IN SECURITIES — 101.26%
(Cost: $501,358,902)[f]	$482,024,530
Other Assets, Less Liabilities — (1.26)%	(6,009,148)

NET ASSETS — 100.00%	$476,015,382

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $506,147,282. Net unrealized depreciation was $24,122,752, of which $ — represented gross unrealized appreciation on securities and $24,122,752 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Japan ETF	60,536,739	119,359,588	(141,585,312)	38,311,015	$470,459,264	$10,089,855	$(33,955,130)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

August 31, 2016

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	46,728,638	JPY	4,771,625,000	BNP	09/06/2016	$605,737
USD	289,763,849	JPY	29,656,414,000	BNP	10/05/2016	2,702,780
USD	231,407,870	JPY	23,708,847,000	CITI	10/05/2016	1,916,638

						5,225,155

JPY	39,863,304,000	USD	391,241,083	BNP	09/06/2016	(5,919,261)
JPY	24,491,553,000	USD	238,778,020	CITI	09/06/2016	(2,040,748)
USD	335,397,631	JPY	35,091,679,000	BNP	09/06/2016	(3,801,290)
USD	234,144,866	JPY	24,491,553,000	CITI	09/06/2016	(2,592,406)
JPY	1,229,006,000	USD	11,901,047	BNP	10/05/2016	(4,808)
JPY	3,842,942,000	USD	37,369,727	CITI	10/05/2016	(171,735)

						(14,530,248)

				Net unrealized depreciation		$(9,305,093)

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency abbreviations:

JPY — Japanese Yen

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$470,459,264	$—	$—	$470,459,264
Money market funds	11,565,266	—	—	11,565,266

Total	$482,024,530	$—	$—	$482,024,530

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$5,225,155	$—	$5,225,155
Liabilities:
Forward currency contracts	—	(14,530,248)	—	(14,530,248)

Total	$—	$(9,305,093)	$—	$(9,305,093)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI MEXICO ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.10%

EXCHANGE-TRADED FUNDS — 99.10%
iShares MSCI Mexico Capped ETF[a]	23,115	$1,166,614

		1,166,614

TOTAL INVESTMENT COMPANIES
(Cost: $1,310,603)		1,166,614

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	640	640

		640

TOTAL SHORT-TERM INVESTMENTS
(Cost: $640)		640

Value
TOTAL INVESTMENTS IN SECURITIES — 99.16%
(Cost: $1,311,243)[d]	$1,167,254
Other Assets, Less Liabilities — 0.84%	9,930

NET ASSETS — 100.00%	$1,177,184

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $1,319,054. Net unrealized depreciation was $151,800, of which $ — represented gross unrealized appreciation on securities and $151,800 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Mexico Capped ETF	45,769	9,204	(31,858)	23,115	$1,166,614	$45,068	$(140,022)

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
MXN	79,000	USD	4,188	BNP	09/06/2016	$11
USD	36,687	MXN	690,000	BNP	09/06/2016	12
USD	1,175,360	MXN	21,981,000	BNP	10/05/2016	10,168

						10,191

MXN	21,981,000	USD	1,178,546	BNP	09/06/2016	(10,196)
USD	1,131,532	MXN	21,370,000	BNP	09/06/2016	(4,342)
USD	7,768	MXN	147,000	BNP	10/05/2016	(24)

						(14,562)

				Net unrealized depreciation		$(4,371)

Counterparties:

BNP — BNP Paribas SA

Currency abbreviations:

MXN — Mexican Peso

USD — United States Dollar

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI MEXICO ETF

August 31, 2016

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$1,166,614	$—	$—	$1,166,614
Money market funds	640	—	—	640

Total	$1,167,254	$—	$—	$1,167,254

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$10,191	$—	$10,191
Liabilities:
Forward currency contracts	—	(14,562)	—	(14,562)

Total	$—	$(4,371)	$—	$(4,371)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI SOUTH KOREA ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.97%

EXCHANGE-TRADED FUNDS — 99.97%
iShares MSCI South Korea Capped ETF[a]	219,077	$12,349,370

		12,349,370

TOTAL INVESTMENT COMPANIES
(Cost: $11,482,708)		12,349,370

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	6,146	6,146

		6,146

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,146)		6,146

Value
TOTAL INVESTMENTS IN SECURITIES — 100.02%
(Cost: $11,488,854)[d]	$12,355,516
Other Assets, Less Liabilities — (0.02)%	(2,058)

NET ASSETS — 100.00%	$12,353,458

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $11,507,797. Net unrealized appreciation was $847,719, of which $847,719 represented gross unrealized appreciation on securities and $ — represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI South Korea Capped ETF	47,236	923,069	(751,228)	219,077	$12,349,370	$913,030	$(2,697,781)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI SOUTH KOREA ETF

August 31, 2016

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	5,137	KRW	5,696,000	JPM	09/06/2016	$31
USD	87,534	KRW	97,513,000	MS	09/06/2016	121
KRW	42,862,000	USD	38,388	JPM	10/05/2016	15

						167

KRW	13,678,050,000	USD	12,261,811	RBS	09/06/2016	(471)
KRW	57,536,000	USD	51,648	SSB	09/06/2016	(72)
USD	12,084,369	KRW	13,632,377,000	SCB	09/06/2016	(136,027)
USD	12,254,121	KRW	13,678,050,000	RBS	10/05/2016	(984)
USD	232,497	KRW	259,932,000	SCB	10/05/2016	(394)

						(137,948)

			Net unrealized depreciation			$(137,781)

Counterparties:

JPM — JPMorgan Chase Bank N.A.

MS — Morgan Stanley and Co. International PLC

RBS — Royal Bank of Scotland PLC

SCB — Standard Chartered Bank, London

SSB — State Street Bank London

Currency abbreviations:

KRW — South Korean Won

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$12,349,370	$—	$—	$12,349,370
Money market funds	6,146	—	—	6,146

Total	$12,355,516	$—	$—	$12,355,516

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$167	$—	$167
Liabilities:
Forward currency contracts	—	(137,948)	—	(137,948)

Total	$—	$(137,781)	$—	$(137,781)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL GLOBAL CURRENCY HEDGED ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.88%

EXCHANGE-TRADED FUNDS — 99.88%
iShares Edge MSCI Min Vol Global ETF[a]	17,315	$1,313,170

		1,313,170

TOTAL INVESTMENT COMPANIES
(Cost: $1,226,360)		1,313,170

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	801	801

		801

TOTAL SHORT-TERM INVESTMENTS
(Cost: $801)		801

Value
TOTAL INVESTMENTS IN SECURITIES — 99.94%
(Cost: $1,227,161)[d]	$1,313,971
Other Assets, Less Liabilities — 0.06%	832

NET ASSETS — 100.00%	$1,314,803

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $1,227,395. Net unrealized appreciation was $86,576, of which $86,576 represented gross unrealized appreciation on securities and $ — represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Edge MSCI Min Vol Global ETF	—	36,793	(19,478)	17,315	$1,313,170	$57,465	$106,792

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
DKK	22,704	USD	3,402	BNP	09/06/2016	$2
EUR	18,000	USD	20,076	BNP	09/06/2016	5
GBP	56,000	USD	73,352	BNP	09/06/2016	188
ILS	79,000	USD	20,839	BNP	09/06/2016	78
INR	651,408	USD	9,701	BNP	09/06/2016	19
INR	338,000	USD	5,041	MS	09/06/2016	3
KRW	68,527,000	USD	61,336	BNP	09/06/2016	93
SGD	40,000	USD	29,319	BNP	09/06/2016	40
TWD	4,379,000	USD	137,683	BNP	09/06/2016	287
USD	6,906	CAD	9,000	BNP	09/06/2016	43
USD	55,798	CAD	73,000	MS	09/06/2016	131
USD	111,208	CHF	109,000	BNP	09/06/2016	364
USD	56,035	CHF	55,000	MS	09/06/2016	105
USD	12,473	CLP	8,310,000	BNP	09/06/2016	269

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL CURRENCY HEDGED ETF

August 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	6,627	CLP	4,440,000	MS	09/06/2016	$106
USD	151	DKK	1,000	BNP	09/06/2016	1
USD	73,860	GBP	56,000	BNP	09/06/2016	319
USD	163,147	HKD	1,265,000	BNP	09/06/2016	73
USD	7,483	JPY	765,000	BNP	09/06/2016	89
USD	167,488	JPY	17,213,000	MS	09/06/2016	1,106
USD	1,913	KRW	2,131,000	MS	09/06/2016	3
USD	29,615	SGD	40,000	BNP	09/06/2016	256
USD	66,918	TWD	2,123,000	MS	09/06/2016	28
CAD	6,000	USD	4,573	BNP	10/05/2016	3
CLP	50,000	USD	73	BNP	10/05/2016	—
ILS	1,000	USD	265	BNP	10/05/2016	—
SGD	1,000	USD	734	BNP	10/05/2016	—
USD	59,630	CAD	78,000	BNP	10/05/2016	141
USD	55,118	CHF	54,000	BNP	10/05/2016	104
USD	6,519	CLP	4,398,000	BNP	10/05/2016	76
USD	87,563	HKD	679,000	BNP	10/05/2016	5
USD	173,426	JPY	17,797,000	BNP	10/05/2016	1,159

						5,096

CAD	152,000	USD	116,191	BNP	09/06/2016	(281)
CAD	73,000	USD	56,487	MS	09/06/2016	(820)
CHF	109,000	USD	111,074	BNP	09/06/2016	(231)
CHF	55,000	USD	56,854	MS	09/06/2016	(924)
CLP	8,310,000	USD	12,314	BNP	09/06/2016	(110)
CLP	4,440,000	USD	6,692	MS	09/06/2016	(171)
DKK	11,000	USD	1,667	MS	09/06/2016	(18)
EUR	9,000	USD	10,156	MS	09/06/2016	(116)
GBP	28,000	USD	36,930	MS	09/06/2016	(160)
HKD	1,354,000	USD	174,559	BNP	09/06/2016	(13)
HKD	685,000	USD	88,343	MS	09/06/2016	(38)
ILS	40,000	USD	10,643	MS	09/06/2016	(52)
JPY	35,270,000	USD	343,226	BNP	09/06/2016	(2,304)
JPY	17,213,000	USD	171,221	MS	09/06/2016	(4,839)
KRW	481,000	USD	432	BNP	09/06/2016	(1)
KRW	35,534,000	USD	31,860	MS	09/06/2016	(7)
SGD	20,000	USD	14,779	MS	09/06/2016	(100)
TWD	2,280,000	USD	72,050	MS	09/06/2016	(213)
USD	108,782	CAD	143,000	BNP	09/06/2016	(264)
USD	3,240	DKK	21,704	BNP	09/06/2016	(13)
USD	1,648	DKK	11,000	MS	09/06/2016	(1)
USD	19,991	EUR	18,000	BNP	09/06/2016	(90)
USD	10,038	EUR	9,000	MS	09/06/2016	(2)
USD	36,674	GBP	28,000	MS	09/06/2016	(97)
USD	11,473	HKD	89,000	BNP	09/06/2016	—
USD	88,298	HKD	685,000	MS	09/06/2016	(6)
USD	20,693	ILS	79,000	BNP	09/06/2016	(224)
USD	10,551	ILS	40,000	MS	09/06/2016	(40)
USD	9,660	INR	651,408	BNP	09/06/2016	(61)
USD	5,035	INR	338,000	MS	09/06/2016	(9)
USD	329,791	JPY	34,505,000	BNP	09/06/2016	(3,737)
USD	61,194	KRW	69,008,000	BNP	09/06/2016	(666)
USD	29,889	KRW	33,403,000	MS	09/06/2016	(54)
USD	14,657	SGD	20,000	MS	09/06/2016	(22)
USD	137,470	TWD	4,379,000	BNP	09/06/2016	(500)
USD	4,932	TWD	157,000	MS	09/06/2016	(15)
GBP	1,000	USD	1,315	BNP	10/05/2016	—
INR	13,000	USD	193	BNP	10/05/2016	—
JPY	1,052,000	USD	10,188	BNP	10/05/2016	(5)
KRW	384,000	USD	344	BNP	10/05/2016	—

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL CURRENCY HEDGED ETF

August 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
TWD	24,000	USD	758	BNP	10/05/2016	$(1)
USD	1,756	DKK	11,704	BNP	10/05/2016	(1)
USD	10,051	EUR	9,000	BNP	10/05/2016	(2)
USD	36,703	GBP	28,000	BNP	10/05/2016	(95)
USD	10,292	ILS	39,000	BNP	10/05/2016	(39)
USD	5,003	INR	337,408	BNP	10/05/2016	(10)
USD	31,431	KRW	35,124,000	BNP	10/05/2016	(39)
USD	14,658	SGD	20,000	BNP	10/05/2016	(21)
USD	71,068	TWD	2,256,000	BNP	10/05/2016	(140)

						(16,552)

			Net unrealized depreciation			$(11,456)

Counterparties:

BNP — BNP Paribas SA

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

SGD — Singapore Dollar

TWD — Taiwan New Dollar

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-traded funds	$1,313,170	$—	$—	$1,313,170
Money market funds	801	—	—	801

Total	$1,313,971	$—	$—	$1,313,971

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$5,096	$—	$5,096
Liabilities:
Forward currency contracts	—	(16,552)	—	(16,552)

Total	$—	$(11,456)	$—	$(11,456)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2016

	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$3,444,253	$9,169,848	$9,532,643

Total cost of investments	$3,444,253	$9,169,848	$9,532,643

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$3,517,999	$9,874,426	$10,538,921

Total fair value of investments	3,517,999	9,874,426	10,538,921
Receivables:
Investment securities sold	—	21,972	55,971
Dividends and interest	—	310	1
Unrealized appreciation on forward currency contracts (Note 1)	26,298	50,456	75,058

Total Assets	3,544,297	9,947,164	10,669,951

LIABILITIES
Payables:
Investment securities purchased	23,531	—	—
Investment advisory fees (Note 2)	—	255	254
Unrealized depreciation on forward currency contracts (Note 1)	1,083	36,882	76,957

Total Liabilities	24,614	37,137	77,211

NET ASSETS	$3,519,683	$9,910,027	$10,592,740

Net assets consist of:
Paid-in capital	$3,666,266	$9,827,717	$9,986,988
Undistributed net investment income	34	307	—
Accumulated net realized loss	(245,578)	(636,149)	(398,627)
Net unrealized appreciation	98,961	718,152	1,004,379

NET ASSETS	$3,519,683	$9,910,027	$10,592,740

Shares outstanding[a]	150,000	450,000	450,000

Net asset value per share	$23.46	$22.02	$23.54

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2016

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$501,358,902	$1,311,243	$11,488,854

Total cost of investments	$501,358,902	$1,311,243	$11,488,854

Investments in securities, at fair value (including securities on loana) (Note 1):
Affiliated (Note 2)	$482,024,530	$1,167,254	$12,355,516

Total fair value of investments	482,024,530	1,167,254	12,355,516
Receivables:
Investment securities sold	13,961,171	14,331	135,722
Dividends and interest	13,806	—	1
Capital shares redeemed	807,758	—	—
Unrealized appreciation on forward currency contracts (Note 1)	5,225,155	10,191	167

Total Assets	502,032,420	1,191,776	12,491,406

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	11,486,790	—	—
Investment advisory fees (Note 2)	—	30	—
Unrealized depreciation on forward currency contracts (Note 1)	14,530,248	14,562	137,948

Total Liabilities	26,017,038	14,592	137,948

NET ASSETS	$476,015,382	$1,177,184	$12,353,458

Net assets consist of:
Paid-in capital	$612,796,532	$1,218,072	$11,505,605
Undistributed net investment income	12,325	24	133
Undistributed net realized gain (accumulated net realized loss)	(108,154,010)	107,448	118,839
Net unrealized appreciation (depreciation)	(28,639,465)	(148,360)	728,881

NET ASSETS	$476,015,382	$1,177,184	$12,353,458

Shares outstanding[b]	19,250,000	50,000	500,000

Net asset value per share	$24.73	$23.54	$24.71

[a]	Securities on loan with values of $11,167,432, $ — and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2016

iShares Edge MSCI Min Vol Global Currency Hedged ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$1,227,161

Total cost of investments	$1,227,161

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$1,313,971

Total fair value of investments	1,313,971
Receivables:
Investment securities sold	12,350
Unrealized appreciation on forward currency contracts (Note 1)	5,096

Total Assets	1,331,417

LIABILITIES
Payables:
Investment advisory fees (Note 2)	62
Unrealized depreciation on forward currency contracts (Note 1)	16,552

Total Liabilities	16,614

NET ASSETS	$1,314,803

Net assets consist of:
Paid-in capital	$1,281,680
Accumulated net realized loss	(42,231)
Net unrealized appreciation	75,354

NET ASSETS	$1,314,803

Shares outstanding[a]	50,000

Net asset value per share	$26.30

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2016

	iShares Adaptive Currency Hedged MSCI Japan ETF[a]	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$27,523	$197,145	$113,302
Securities lending income — affiliated — net (Note 2)	—	5,236	5,198

Total investment income	27,523	202,381	118,500

EXPENSES
Investment advisory fees (Note 2)	10,889	37,368	39,216

Total expenses	10,889	37,368	39,216
Less investment advisory fees waived (Note 2)	(10,889)	(35,580)	(37,319)

Net expenses	—	1,788	1,897

Net investment income	27,523	200,593	116,603

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(16,329)	(144,298)	(181,713)
In-kind redemptions — affiliated (Note 2)	—	237,648	—
Foreign currency transactions	(229,249)	(439,576)	(192,283)

Net realized loss	(245,578)	(346,226)	(373,996)

Net change in unrealized appreciation/depreciation on:
Investments	73,746	981,888	1,238,036
Forward currency contracts	25,215	(41,292)	(26,530)

Net change in unrealized appreciation/depreciation	98,961	940,596	1,211,506

Net realized and unrealized gain (loss)	(146,617)	594,370	837,510

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(119,094)	$794,963	$954,113

[a]	For the period from January 5, 2016 (commencement of operations) to August 31, 2016.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2016

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$10,090,946	$45,072	$913,051
Securities lending income — affiliated — net (Note 2)	27,595	14	14

Total investment income	10,118,541	45,086	913,065

EXPENSES
Investment advisory fees (Note 2)	3,405,632	13,033	77,005

Total expenses	3,405,632	13,033	77,005
Less investment advisory fees waived (Note 2)	(3,381,038)	(12,404)	(77,005)

Net expenses	24,594	629	—

Net investment income	10,093,947	44,457	913,065

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(26,355,243)	(34,834)	(118,656)
In-kind redemptions — affiliated (Note 2)	(7,599,887)	(105,188)	(2,579,125)
Foreign currency transactions	(124,052,481)	223,909	331,021

Net realized gain (loss)	(158,007,611)	83,887	(2,366,760)

Net change in unrealized appreciation/depreciation on:
Investments	22,615,528	37,503	1,182,788
Forward currency contracts	11,454,918	(37,241)	(113,956)

Net change in unrealized appreciation/depreciation	34,070,446	262	1,068,832

Net realized and unrealized gain (loss)	(123,937,165)	84,149	(1,297,928)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(113,843,218)	$128,606	$(384,863)

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2016

iShares Edge MSCI Min Vol Global Currency Hedged ETF[a]

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$57,469

Total investment income	57,469

EXPENSES
Investment advisory fees (Note 2)	8,014

Total expenses	8,014
Less investment advisory fees waived (Note 2)	(7,381)

Net expenses	633

Net investment income	56,836

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	2,168
In-kind redemptions — affiliated (Note 2)	104,624
Foreign currency transactions	(44,989)

Net realized gain	61,803

Net change in unrealized appreciation/depreciation on:
Investments	86,810
Forward currency contracts	(11,456)

Net change in unrealized appreciation/depreciation	75,354

Net realized and unrealized gain	137,157

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$193,993

[a]	For the period from October 29, 2015 (commencement of operations) to August 31, 2016.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF
	Period from January 5, 2016[a] to August 31, 2016	Year ended August 31, 2016	Period from June 29, 2015[a] to August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$27,523	$200,593	$(192)
Net realized gain (loss)	(245,578)	(346,226)	126,618
Net change in unrealized appreciation/depreciation	98,961	940,596	(222,444)

Net increase (decrease) in net assets resulting from operations	(119,094)	794,963	(96,018)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(27,489)	(200,286)	—
From net realized gain	—	(181,301)	—

Total distributions to shareholders	(27,489)	(381,587)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,994,465	9,340,734	2,448,481
Cost of shares redeemed	(2,328,199)	(2,196,546)	—

Net increase in net assets from capital share transactions	3,666,266	7,144,188	2,448,481

INCREASE IN NET ASSETS	3,519,683	7,557,564	2,352,463

NET ASSETS
Beginning of period	—	2,352,463	—

End of period	$3,519,683	$9,910,027	$2,352,463

Undistributed net investment income included in net assets at end of period	$34	$307	$—

SHARES ISSUED AND REDEEMED
Shares sold	250,000	450,000	100,000
Shares redeemed	(100,000)	(100,000)	—

Net increase in shares outstanding	150,000	350,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Canada ETF		iShares Currency Hedged MSCI Japan ETF
	Year ended August 31, 2016	Period from June 29, 2015[a] to August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$116,603	$(202)	$10,093,947	$5,605,381
Net realized gain (loss)	(373,996)	117,704	(158,007,611)	46,603,390
Net change in unrealized appreciation/depreciation	1,211,506	(207,127)	34,070,446	(62,987,806)

Net increase (decrease) in net assets resulting from operations	954,113	(89,625)	(113,843,218)	(10,779,035)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(116,603)	—	(10,081,622)	(5,605,381)
From net realized gain	(142,133)	—	(12,890,747)	(2,733,951)
Return of capital	(507)	—	—	—

Total distributions to shareholders	(259,243)	—	(22,972,369)	(8,339,332)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,551,188	2,436,307	1,294,488,952	1,067,701,151
Cost of shares redeemed	—	—	(1,416,739,199)	(346,032,554)

Net increase (decrease) in net assets from capital share transactions	7,551,188	2,436,307	(122,250,247)	721,668,597

INCREASE (DECREASE) IN NET ASSETS	8,246,058	2,346,682	(259,065,834)	702,550,230

NET ASSETS
Beginning of period	2,346,682	—	735,081,216	32,530,986

End of period	$10,592,740	$2,346,682	$476,015,382	$735,081,216

Undistributed net investment income included in net assets at end of period	$—	$—	$12,325	$—

SHARES ISSUED AND REDEEMED
Shares sold	350,000	100,000	51,000,000	35,700,000
Shares redeemed	—	—	(56,700,000)	(12,050,000)

Net increase (decrease) in shares outstanding	350,000	100,000	(5,700,000)	23,650,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Mexico ETF		iShares Currency Hedged MSCI South Korea ETF
	Year ended August 31, 2016	Period from June 29, 2015[a] to August 31, 2015	Year ended August 31, 2016	Period from June 29, 2015[a] to August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$44,457	$(177)	$913,065	$(73)
Net realized gain (loss)	83,887	108,771	(2,366,760)	194,224
Net change in unrealized appreciation/depreciation	262	(148,622)	1,068,832	(339,951)

Net increase (decrease) in net assets resulting from operations	128,606	(40,028)	(384,863)	(145,800)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(44,433)	—	(912,932)	—
From net realized gain	(141,495)	—	(48,148)	—

Total distributions to shareholders	(185,928)	—	(961,080)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	2,443,348	45,164,809	7,094,442
Cost of shares redeemed	(1,168,814)	—	(33,735,309)	(4,678,741)

Net increase (decrease) in net assets from capital share transactions	(1,168,814)	2,443,348	11,429,500	2,415,701

INCREASE (DECREASE) IN NET ASSETS	(1,226,136)	2,403,320	10,083,557	2,269,901

NET ASSETS
Beginning of period	2,403,320	—	2,269,901	—

End of period	$1,177,184	$2,403,320	$12,353,458	$2,269,901

Undistributed net investment income included in net assets at end of period	$24	$—	$133	$—

SHARES ISSUED AND REDEEMED
Shares sold	—	100,000	1,900,000	300,000
Shares redeemed	(50,000)	—	(1,500,000)	(200,000)

Net increase (decrease) in shares outstanding	(50,000)	100,000	400,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares Edge MSCI Min Vol Global Currency Hedged ETF
Period from October 29, 2015[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$56,836
Net realized gain	61,803
Net change in unrealized appreciation/depreciation	75,354

Net increase in net assets resulting from operations	193,993

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(56,955)

Total distributions to shareholders	(56,955)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,501,061
Cost of shares redeemed	(1,323,296)

Net increase in net assets from capital share transactions	1,177,765

INCREASE IN NET ASSETS	1,314,803

NET ASSETS
Beginning of period	—

End of period	$1,314,803

SHARES ISSUED AND REDEEMED
Shares sold	100,000
Shares redeemed	(50,000)

Net increase in shares outstanding	50,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Adaptive Currency Hedged MSCI Japan ETF

Period from Jan. 5, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$24.92

Income from investment operations:
Net investment income[b]	0.23
Net realized and unrealized loss[c]	(1.51)

Total from investment operations	(1.28)

Less distributions from:
Net investment income	(0.18)

Total distributions	(0.18)

Net asset value, end of period	$23.46

Total return	(5.06)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,520
Ratio of expenses to average net assets[e,f]	0.00%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.62%
Ratio of net investment income to average net assets[e]	1.57%
Portfolio turnover rate[g,h]	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 119 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Australia ETF

	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$23.52	$24.48

Income from investment operations:
Net investment income (loss)[b]	0.72	(0.00)[c]
Net realized and unrealized gain (loss)[d]	0.49	(0.96)

Total from investment operations	1.21	(0.96)

Less distributions from:
Net investment income	(0.90)	—
Net realized gain	(1.81)	—

Total distributions	(2.71)	—

Net asset value, end of period	$22.02	$23.52

Total return	5.70%	(3.92)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$9,910	$2,352
Ratio of expenses to average net assets[f,g]	0.03%	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	3.33%	(0.04)%
Portfolio turnover rate[h,i]	15%	0%[j]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 117 for the portfolio turnover rates of the underlying fund.
[j]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Canada ETF

	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$23.47	$24.36

Income from investment operations:
Net investment income (loss)[b]	0.41	(0.00)[c]
Net realized and unrealized gain (loss)[d]	1.07	(0.89)

Total from investment operations	1.48	(0.89)

Less distributions from:
Net investment income	(0.46)	—
Net realized gain	(0.95)	—
Return of capital	(0.00)[c]	—

Total distributions	(1.41)	—

Net asset value, end of period	$23.54	$23.47

Total return	6.92%	(3.69)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,593	$2,347
Ratio of expenses to average net assets[f,g]	0.03%	0.05%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	1.84%	(0.05)%
Portfolio turnover rate[h,i]	13%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 118 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Japan ETF

	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Period from Jan. 31, 2014[a] to Aug. 31, 2014
Net asset value, beginning of period	$29.46	$25.02	$23.53

Income from investment operations:
Net investment income[b]	0.41	0.43	0.13
Net realized and unrealized gain (loss)[c]	(4.11)	4.58	1.53

Total from investment operations	(3.70)	5.01	1.66

Less distributions from:
Net investment income	(0.44)	(0.32)	(0.17)
Net realized gain	(0.59)	(0.25)	(0.00)[d]

Total distributions	(1.03)	(0.57)	(0.17)

Net asset value, end of period	$24.73	$29.46	$25.02

Total return	(12.91)%	20.08%	7.05%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$476,015	$735,081	$32,531
Ratio of expenses to average net assets[f,g]	0.00%[h]	0.01%	0.01%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets[f]	1.57%	1.39%	0.94%
Portfolio turnover rate[i,j]	11%	12%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Rounds to less than 0.01%.
[i]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[j]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 119 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Mexico ETF

	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.03	$24.43

Income from investment operations:
Net investment income (loss)[b]	0.49	(0.00)[c]
Net realized and unrealized gain (loss)[d]	1.15	(0.40)

Total from investment operations	1.64	(0.40)

Less distributions from:
Net investment income	(0.71)	—
Net realized gain	(1.42)	—

Total distributions	(2.13)	—

Net asset value, end of period	$23.54	$24.03

Total return	7.41%	(1.64)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,177	$2,403
Ratio of expenses to average net assets[f,g]	0.03%	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	2.11%	(0.04)%
Portfolio turnover rate[h,i]	22%	0%[j]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 120 for the portfolio turnover rates of the underlying fund.
[j]	Rounds to less than 1%.

See notes to financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI South Korea ETF

	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$22.70	$24.64

Income from investment operations:
Net investment income (loss)[b]	2.12	(0.00)[c]
Net realized and unrealized gain (loss)[d]	0.92	(1.94)

Total from investment operations	3.04	(1.94)

Less distributions from:
Net investment income	(0.55)	—
Net realized gain	(0.48)	—

Total distributions	(1.03)	—

Net asset value, end of period	$24.71	$22.70

Total return	13.67%	(7.87)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$12,353	$2,270
Ratio of expenses to average net assets[f,g]	0.00%	0.02%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.77%	0.77%
Ratio of net investment income (loss) to average net assets[f]	9.13%	(0.02)%
Portfolio turnover rate[h,i]	21%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 121 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Min Vol Global Currency Hedged ETF

Period from Oct. 29, 2015[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.01

Income from investment operations:
Net investment income[b]	0.57
Net realized and unrealized gain[c]	1.29

Total from investment operations	1.86

Less distributions from:
Net investment income	(0.57)

Total distributions	(0.57)

Net asset value, end of period	$26.30

Total return	7.51%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,315
Ratio of expenses to average net assets[e,f]	0.03%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.38%
Ratio of net investment income to average net assets[e]	2.70%
Portfolio turnover rate[g,h]	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 116 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Adaptive Currency Hedged MSCI Japan [a]	Non-diversified
Currency Hedged MSCI Australia	Non-diversified
Currency Hedged MSCI Canada	Non-diversified
Currency Hedged MSCI Japan	Non-diversified
Currency Hedged MSCI Mexico	Non-diversified
Currency Hedged MSCI South Korea	Non-diversified
Edge MSCI Min Vol Global Currency Hedged[b,c]	Non-diversified

[a]	The Fund commenced operations on January 5, 2016.
[b]	The Fund commenced operations on October 29, 2015.
[c]	Formerly the iShares Currency Hedged MSCI ACWI Minimum Volatility ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares, Inc. (an “underlying fund”), an affiliate of the Funds. The financial statements and schedules of investments for the underlying funds can be found elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Currency Hedged MSCI Japan
Deutsche Bank Securities Inc.	$2,320,920	$2,320,920	$—
Goldman Sachs & Co.	8,846,512	8,846,512	—

	$11,167,432	$11,167,432	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Adaptive Currency Hedged MSCI Japan ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Japan ETF (“EWJ”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EWJ, after taking into account any fee waivers by EWJ.

For its investment advisory services to the iShares Currency Hedged MSCI Australia ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Australia ETF (“EWA”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EWA, after taking into account any fee waivers by EWA, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Canada ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Canada ETF (“EWC”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EWC, after taking into account any fee waivers by EWC, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Japan ETF, BFA is entitled to an annual investment advisory fee of 0.53% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

and expenses. The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. BFA has also contractually agreed to waive an additional portion of its investment advisory fee for the Fund through December 31, 2020 such that the Fund’s total annual operating expenses after fee waivers will be equal to the greater of the acquired fund fees and expenses or 0.48%.

For its investment advisory services to the iShares Currency Hedged MSCI Mexico ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Mexico Capped ETF (“EWW”). BFA has contractually agreed to reduce the investment advisory fee through December 31, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EWW, after taking into account any fee waivers by EWW, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI South Korea ETF, BFA is entitled to an annual investment advisory fee of 0.77% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI South Korea Capped ETF (“EWY”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EWY, after taking into account any fee waivers by EWY, plus 0.03%. Additionally, BFA has contractually agreed to a reduction in the investment advisory fee through December 31, 2017 of 0.03%.

For its investment advisory services to the iShares Edge MSCI Min Vol Global Currency Hedged ETF, BFA is entitled to an annual investment advisory fee of 0.38% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares Edge MSCI Min Vol Global ETF (“ACWV”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in ACWV, after taking into account any fee waivers by ACWV, plus 0.03%.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI Australia	$1,583
Currency Hedged MSCI Canada	1,407
Currency Hedged MSCI Japan	10,265
Currency Hedged MSCI Mexico	5
Currency Hedged MSCI South Korea	6

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Adaptive Currency Hedged MSCI Japan	$61,298	$293,584
Currency Hedged MSCI Australia	934,905	1,760,560
Currency Hedged MSCI Canada	801,302	1,360,879
Currency Hedged MSCI Japan	67,543,667	185,226,426
Currency Hedged MSCI Mexico	457,207	446,311
Currency Hedged MSCI South Korea	2,968,632	2,037,344
Edge MSCI Min Vol Global Currency Hedged	107,506	155,503

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Adaptive Currency Hedged MSCI Japan	$3,691,443	$—
Currency Hedged MSCI Australia	9,465,548	2,188,455
Currency Hedged MSCI Canada	7,677,642	—
Currency Hedged MSCI Japan	1,320,597,099	1,454,827,119
Currency Hedged MSCI Mexico	—	1,160,654
Currency Hedged MSCI South Korea	44,638,921	33,965,617
Edge MSCI Min Vol Global Currency Hedged	2,499,735	1,332,170

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of forward currency contracts held as of August 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$26,298	$50,456	$75,058

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$5,225,155	$10,191	$167

	iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$5,096

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

Liabilities
	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$1,083	$36,882	$76,957

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$14,530,248	$14,562	$137,948

	iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$16,552

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended August 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF
Forward currency contracts:
Foreign currency transactions	$(229,249)	$(439,576)	$(192,283)

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts:
Foreign currency transactions	$(124,052,481)	$223,909	$331,021

	iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts:
Foreign currency transactions	$(44,989)

	Net Change in Unrealized Appreciation/Depreciation
	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF
Forward currency contracts:
Forward currency contracts	$25,215	$(41,292)	$(26,530)

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts:
Forward currency contracts	$11,454,918	$(37,241)	$(113,956)

	iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts:
Forward currency contracts	$(11,456)

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended August 31, 2016:

	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF
Average amounts purchased in U.S. dollars	$1,483,447	$6,883,301	$6,911,986
Average amounts sold in U.S. dollars	$3,317,666	$13,518,985	$13,721,230

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Average amounts purchased in U.S. dollars	$893,926,569	$2,143,618	$20,153,613
Average amounts sold in U.S. dollars	$1,530,953,241	$4,288,850	$24,928,795

	iShares Edge MSCI Min Vol Global Currency Hedged ETF
Average amounts purchased in U.S. dollars	$1,236,424
Average amounts sold in U.S. dollars	$2,164,994

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Funds generally do not require collateral. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

The following table presents the exposure of the open forward currency contracts that are subject to potential offset in the statements of assets and liabilities as of August 31, 2016:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
iShares Adaptive Currency Hedged MSCI Japan ETF
Forward currency contracts	$26,298	$(1,083)	$25,215

iShares Currency Hedged MSCI Australia ETF
Forward currency contracts	$50,456	$(36,882)	$13,574

iShares Currency Hedged MSCI Canada ETF
Forward currency contracts	$75,058	$(75,058)	$—

iShares Currency Hedged MSCI Japan ETF
Forward currency contracts	$5,225,155	$(5,225,155)	$—

iShares Currency Hedged MSCI Mexico ETF
Forward currency contracts	$10,191	$(10,191)	$—

iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts	$167	$—	$167

iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts	$5,096	$(5,096)	$—

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
iShares Adaptive Currency Hedged MSCI Japan ETF
Forward currency contracts	$1,083	$(1,083)	$—

iShares Currency Hedged MSCI Australia ETF
Forward currency contracts	$36,882	$(36,882)	$—

iShares Currency Hedged MSCI Canada ETF
Forward currency contracts	$76,957	$(75,058)	$1,899

iShares Currency Hedged MSCI Japan ETF
Forward currency contracts	$14,530,248	$(5,225,155)	$9,305,093

iShares Currency Hedged MSCI Mexico ETF
Forward currency contracts	$14,562	$(10,191)	$4,371

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts	$137,948	$—	$137,948

iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts	$16,552	$(5,096)	$11,456

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI Australia	$235,048	$—	$(235,048)
Currency Hedged MSCI Japan	(31,996,572)	—	31,996,572
Currency Hedged MSCI Mexico	(56,462)	—	56,462
Currency Hedged MSCI South Korea	(2,469,626)	—	2,469,626
Edge MSCI Min Vol Global Currency Hedged	103,915	119	(104,034)

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
Adaptive Currency Hedged MSCI Japan
Ordinary income	$27,489	N/A

Currency Hedged MSCI Australia
Ordinary income	$272,691	N/A
Long-term capital gain	108,896	N/A

	$381,587	N/A

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2016	2015
Currency Hedged MSCI Canada
Ordinary income	$173,335	N/A
Long-term capital gain	85,401	N/A
Return of capital	507	N/A

	$259,243	N/A

Currency Hedged MSCI Japan
Ordinary income	$16,497,459	$6,413,768
Long-term capital gain	6,474,910	1,925,564

	$22,972,369	$8,339,332

Currency Hedged MSCI Mexico
Ordinary income	$100,924	N/A
Long-term capital gain	85,004	N/A

	$185,928	N/A

Currency Hedged MSCI South Korea
Ordinary income	$949,986	N/A
Long-term capital gain	11,094	N/A

	$961,080	N/A

Edge MSCI Min Vol Global Currency Hedged
Ordinary income	$56,955	N/A

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Adaptive Currency Hedged MSCI Japan	$34	$—	$(209,378)	$62,761	$—	$(146,583)
Currency Hedged MSCI Australia	307	—	(10,541)	612,595	(520,051)	82,310
Currency Hedged MSCI Canada	—	—	(28,659)	886,912	(252,501)	605,752
Currency Hedged MSCI Japan	12,325	—	(4,396,799)	(24,122,752)	(108,273,924)	(136,781,150)
Currency Hedged MSCI Mexico	59,596	51,316	—	(151,800)	—	(40,888)
Currency Hedged MSCI South Korea	133	—	—	847,720	—	847,853
Edge MSCI Min Vol Global Currency Hedged	—	—	(2,905)	86,165	(50,137)	33,123

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Adaptive Currency Hedged MSCI Japan	$209,378
Currency Hedged MSCI Australia	10,541
Currency Hedged MSCI Canada	28,659
Currency Hedged MSCI Japan	4,396,799
Edge MSCI Min Vol Global Currency Hedged	2,905

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	69

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Adaptive Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Australia ETF, iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Mexico ETF, iShares Currency Hedged MSCI South Korea ETF and iShares Edge MSCI Min Vol Global Currency Hedged ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
Adaptive Currency Hedged MSCI Japan	$27,519
Currency Hedged MSCI Australia	152,474
Currency Hedged MSCI Canada	94,839
Currency Hedged MSCI Japan	9,367,073
Currency Hedged MSCI Mexico	45,068
Currency Hedged MSCI South Korea	297,255
Edge MSCI Min Vol Global Currency Hedged	41,593

For corporate shareholders, the percentage of income dividends paid by the iShares Edge MSCI Min Vol Global Currency Hedged ETF during the fiscal year ended August 31, 2016 that qualified for the dividends-received deduction was 56.41%.

For the fiscal year ended August 31, 2016, the following Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Adaptive Currency Hedged MSCI Japan	$32,229	$4,710
Currency Hedged MSCI Australia	202,208	5,074
Currency Hedged MSCI Canada	142,524	29,232
Currency Hedged MSCI Japan	11,486,522	1,499,106
Currency Hedged MSCI Mexico	45,525	456
Currency Hedged MSCI South Korea	567,273	91,536

The following Funds hereby designate the following amounts as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2016.

iShares ETF	Long-Term Capital Gain
Currency Hedged MSCI Australia	$108,896
Currency Hedged MSCI Canada	85,401
Currency Hedged MSCI Japan	6,474,910
Currency Hedged MSCI Mexico	145,631
Currency Hedged MSCI South Korea	148,482

The following Funds hereby designate the following amounts as short-term capital gain dividends for the fiscal year ended August 31, 2016.

iShares ETF	Short-Term Capital Gain
Currency Hedged MSCI Australia	$72,405
Currency Hedged MSCI Canada	56,732
Currency Hedged MSCI Japan	6,415,837
Currency Hedged MSCI Mexico	56,491
Currency Hedged MSCI South Korea	37,054

TAX INFORMATION	71

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

iShares Currency Hedged MSCI Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	73

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI Japan ETF (“EWJ”), Fund shareholders would benefit from breakpoints in EWJ’s investment advisory fee rates as the assets of EWJ, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Australia	$0.902075	$1.813010	$—	$2.715085	33%	67%	—%	100%
Currency Hedged MSCI Canada	0.464782	0.947554	—	1.412336	33	67	—	100
Currency Hedged MSCI Japan	0.437943	0.587279	—	1.025222	43	57	—	100
Currency Hedged MSCI Mexico	0.711311	1.414950	—	2.126261	33	67	—	100
Currency Hedged MSCI South Korea	0.553292	0.481480	—	1.034772	53	47	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds (except for the iShares Adaptive Currency Hedged MSCI Japan ETF, which commenced operations on January 5, 2016 and the iShares Edge MSCI Min Vol Global Currency Hedged ETF, which commenced operations on October 29, 2015). The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	75

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Adaptive Currency Hedged MSCI Japan ETF

Period Covered: January 5, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	1.61%
Greater than 1.5% and Less than 2.0%	1	0.81
Greater than 1.0% and Less than 1.5%	7	5.65
Greater than 0.5% and Less than 1.0%	21	16.93
Between 0.5% and –0.5%	63	50.80
Less than –0.5% and Greater than –1.0%	17	13.71
Less than –1.0% and Greater than –1.5%	6	4.84
Less than –1.5% and Greater than –2.0%	4	3.23
Less than –2.0%	3	2.42

	124	100.00%

iShares Currency Hedged MSCI Australia ETF

Period Covered: June 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	97	38.04%
Greater than 1.5% and Less than 2.0%	3	1.18
Greater than 1.0% and Less than 1.5%	1	0.39
Greater than 0.5% and Less than 1.0%	1	0.39
Between 0.5% and –0.5%	144	56.47
Less than –0.5% and Greater than –1.0%	7	2.75
Less than –1.0%	2	0.78

	255	100.00%

iShares Currency Hedged MSCI Canada ETF

Period Covered: June 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	15	5.88%
Greater than 0.5% and Less than 1.0%	3	1.18
Between 0.5% and –0.5%	237	92.94

	255	100.00%

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Currency Hedged MSCI Japan ETF

Period Covered: January 31, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.16%
Between 0.5% and –0.5%	608	99.84

	609	100.00%

iShares Currency Hedged MSCI Mexico ETF

Period Covered: June 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	7	2.75%
Greater than 0.5% and Less than 1.0%	9	3.53
Between 0.5% and –0.5%	238	93.33
Less than –0.5%	1	0.39

	255	100.00%

iShares Currency Hedged MSCI South Korea ETF

Period Covered: June 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.39%
Greater than 0.5% and Less than 1.0%	1	0.39
Between 0.5% and –0.5%	251	98.44
Less than –0.5% and Greater than –1.0%	2	0.78

	255	100.00%

iShares Edge MSCI Min Vol Global Currency Hedged ETF

Period Covered: October 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.59%
Greater than 1.0% and Less than 1.5%	3	1.78
Greater than 0.5% and Less than 1.0%	15	8.88
Between 0.5% and –0.5%	119	70.40
Less than –0.5% and Greater than –1.0%	27	15.98
Less than –1.0% and Greater than –1.5%	3	1.78
Less than –1.5%	1	0.59

	169	100.00%

SUPPLEMENTAL INFORMATION	77

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	79

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	81

Additional Financial Information

August 31, 2016

iShares, Inc.

iShares Edge MSCI Min Vol Global ETF  |  ACWV  |  NYSE Arca

iShares MSCI Australia ETF I  |  EWA  |  NYSE Arca

iShares MSCI Canada ETF I  |  EWC  |  NYSE Arca

iShares MSCI Japan ETF I  |  EWJ  |  NYSE Arca

iShares MSCI Mexico Capped ETF I  |  EWW  |  NYSE Arca

iShares MSCI South Korea Capped ETF I  |  EWY  |  NYSE Arca

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.48%

BELGIUM — 0.28%
Proximus SADP	146,540	$4,476,819
UCB SA	55,372	4,539,568

		9,016,387
CANADA — 4.16%
Agnico Eagle Mines Ltd.	326,453	16,538,494
BCE Inc.	258,451	12,069,123
Fairfax Financial Holdings Ltd.	14,397	8,144,310
First Capital Realty Inc.	176,501	2,985,067
Franco-Nevada Corp.	273,254	19,083,316
Goldcorp Inc.	719,339	10,943,185
Intact Financial Corp.	217,476	15,776,354
RioCan REIT	172,460	3,619,945
Rogers Communications Inc. Class B	87,338	3,738,350
Shaw Communications Inc. Class B	642,550	12,845,613
Silver Wheaton Corp.	457,291	11,585,193
TELUS Corp.	284,776	9,337,345
Thomson Reuters Corp.	226,036	9,356,362

		136,022,657
CHILE — 0.38%
Aguas Andinas SA Series A	4,706,520	2,828,086
Banco de Chile	43,753,864	4,856,957
Empresas COPEC SA	533,602	4,687,253

		12,372,296
CHINA — 3.42%
Agricultural Bank of China Ltd. Class H	7,327,000	3,013,263
ANTA Sports Products Ltd.[a]	1,293,000	3,500,564
Beijing Capital International Airport Co. Ltd. Class H	1,796,000	2,025,977
China Construction Bank Corp. Class H	13,050,000	9,757,953
China Huishan Dairy Holdings Co. Ltd.[a]	7,758,000	2,980,480
China Medical System Holdings Ltd.[a]	1,347,000	2,257,518
China Mobile Ltd.	2,245,000	27,726,948
China Unicom Hong Kong Ltd.	1,724,000	1,953,648
CITIC Ltd.[a]	4,310,000	6,789,983
COSCO Pacific Ltd.[a]	1,724,000	1,866,968
CSPC Pharmaceutical Group Ltd.	6,034,000	5,857,611

Security	Shares	Value
Guangdong Investment Ltd.	6,034,000	$9,334,837
Hengan International Group Co. Ltd.[a]	862,000	7,295,620
Industrial & Commercial Bank of China Ltd. Class H	3,017,000	1,917,531
Jiangsu Expressway Co. Ltd. Class H	1,796,000	2,523,789
Semiconductor Manufacturing International Corp.[a,b]	22,412,000	2,455,951
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	3,592,000	2,324,664
Shenzhou International Group Holdings Ltd.[a]	898,000	5,898,488
Sino Biopharmaceutical Ltd.	5,172,000	3,320,535
Sun Art Retail Group Ltd.[a]	4,094,500	2,634,036
Zhejiang Expressway Co. Ltd. Class H	2,694,000	3,004,235
Zijin Mining Group Co. Ltd. Class H	10,344,000	3,440,554

		111,881,153
COLOMBIA — 0.06%
Corp. Financiera Colombiana SA	140,016	1,846,782

		1,846,782
CZECH REPUBLIC — 0.05%
Komercni Banka AS	44,567	1,505,834

		1,505,834
DENMARK — 0.14%
William Demant Holding A/Sa,b	222,893	4,649,580

		4,649,580
EGYPT — 0.07%
Commercial International Bank Egypt SAE	386,196	2,126,264

		2,126,264
GERMANY — 0.21%
MAN SE	64,650	6,715,084

		6,715,084
HONG KONG — 3.23%
Cheung Kong Infrastructure Holdings Ltd.	898,000	7,542,424
CLP Holdings Ltd.	2,245,000	23,023,786
Hang Seng Bank Ltd.[a]	1,080,500	18,958,462
HK Electric Investments & HK Electric Investments Ltd.[a,c]	4,490,000	4,214,033

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
HKT Trust & HKT Ltd.	4,490,000	$6,193,702
Hong Kong & China Gas Co. Ltd.[a]	4,234,046	8,078,626
Link REIT	1,347,000	9,794,153
MTR Corp. Ltd.	2,469,500	13,498,798
Power Assets Holdings Ltd.[a]	898,000	8,590,144
Yue Yuen Industrial Holdings Ltd.	1,347,000	5,730,622

		105,624,750
INDIA — 0.25%
Wipro Ltd. ADR[a]	785,942	8,110,921

		8,110,921
INDONESIA — 0.88%
Bank Central Asia Tbk PT	11,206,000	12,713,931
Hanjaya Mandala Sampoerna Tbk PT	10,131,500	3,039,832
Kalbe Farma Tbk PT	23,549,400	3,186,670
Telekomunikasi Indonesia Persero Tbk PT	22,017,000	6,987,680
Unilever Indonesia Tbk PT	853,100	2,935,847

		28,863,960
IRELAND — 0.20%
Kerry Group PLC Class A	52,582	4,461,343
Ryanair Holdings PLC ADR	30,432	2,209,667

		6,671,010
ISRAEL — 0.78%
Azrieli Group Ltd.[a]	77,431	3,377,378
Bank Hapoalim BM	651,110	3,487,183
Bank Leumi le-Israel BMb	570,507	2,132,511
Mizrahi Tefahot Bank Ltd.	258,451	3,112,056
Nice Ltd.	56,719	3,866,881
Teva Pharmaceutical Industries Ltd.	184,612	9,355,412

		25,331,421
JAPAN — 12.25%
ABC-Mart Inc.	44,900	2,821,579
Ajinomoto Co. Inc.	172,400	3,655,177
ANA Holdings Inc.	1,796,000	4,884,370
Astellas Pharma Inc.	673,500	10,291,166
Benesse Holdings Inc.	134,700	3,107,209
Canon Inc.	763,300	21,872,879
Chugai Pharmaceutical Co. Ltd.	89,800	2,817,238
Eisai Co. Ltd.	89,800	5,235,114
FamilyMart Co. Ltd.[a]	88,000	6,304,249
FUJIFILM Holdings Corp.	89,800	3,374,608

Security	Shares	Value
Japan Airlines Co. Ltd.	224,500	$6,830,391
Japan Prime Realty Investment Corp.	1,347	5,957,872
Japan Real Estate Investment Corp.	1,347	7,917,784
Japan Retail Fund Investment Corp.	4,041	9,075,500
Kakaku.com Inc.	224,500	3,754,870
Keikyu Corp.	898,000	8,317,146
Kintetsu Group Holdings Co. Ltd.	449,000	1,710,311
Konami Holdings Corp.	89,800	3,173,191
Kyowa Hakko Kirin Co. Ltd.	140,700	1,996,883
Lawson Inc.	134,700	9,454,459
M3 Inc.	86,200	2,579,291
McDonald’s Holdings Co. Japan Ltd.[a]	134,700	3,719,275
Miraca Holdings Inc.	89,800	4,258,413
Mitsubishi Tanabe Pharma Corp.	404,100	7,501,059
Nagoya Railroad Co. Ltd.	898,000	4,401,663
Nippon Building Fund Inc.	1,010	6,180,983
Nippon Prologis REIT Inc.	2,694	6,467,059
Nippon Telegraph & Telephone Corp.	359,200	15,786,950
Nissin Foods Holdings Co. Ltd.	89,800	4,983,342
Nitori Holdings Co. Ltd.	95,900	9,725,828
Nomura Real Estate Master Fund Inc.	4,041	6,668,910
Nomura Research Institute Ltd.	192,300	6,506,985
NTT Data Corp.	224,500	11,698,700
NTT DOCOMO Inc.	517,200	13,015,629
Oracle Corp. Japan	44,900	2,613,216
Oriental Land Co. Ltd./Japan	134,700	7,890,437
Otsuka Corp.	89,800	3,806,961
Otsuka Holdings Co. Ltd.	493,900	21,406,233
Park24 Co. Ltd.	134,700	3,939,358
Recruit Holdings Co. Ltd.	449,000	17,081,404
Sankyo Co. Ltd.	89,800	3,116,759
Santen Pharmaceutical Co. Ltd.	646,500	8,137,893
Secom Co. Ltd.	224,500	17,042,336
Shimadzu Corp.	50,000	782,617
Shimamura Co. Ltd.	44,900	5,196,046
Shionogi & Co. Ltd.	44,900	2,005,057
Showa Shell Sekiyu KK	179,600	1,531,466
Suntory Beverage & Food Ltd.	224,500	8,909,678
Taisho Pharmaceutical Holdings Co. Ltd.	44,900	4,115,164

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
Takeda Pharmaceutical Co. Ltd.	673,500	$29,691,690
Tobu Railway Co. Ltd.	1,347,000	6,537,381
Toho Co. Ltd./Tokyo	134,700	3,926,335
TonenGeneral Sekiyu KK	449,000	4,145,550
Toyo Suisan Kaisha Ltd.	134,700	5,515,101
United Urban Investment Corp.	4,741	8,447,492
USS Co. Ltd.	134,700	2,153,950
Yamato Holdings Co. Ltd.	269,400	6,358,970

		400,397,177
MALAYSIA — 0.93%
Axiata Group Bhd[a]	3,241,500	4,388,074
Hong Leong Bank Bhd	628,600	2,027,392
IHH Healthcare Bhd	1,349,900	2,176,882
Malayan Banking Bhd[a]	2,340,600	4,513,252
Maxis Bhd[a]	2,969,200	4,597,849
Petronas Dagangan Bhd	269,400	1,554,422
Public Bank Bhd[a]	1,529,560	7,467,708
Telekom Malaysia Bhd	2,116,100	3,569,011

		30,294,590
PHILIPPINES — 0.55%
Aboitiz Equity Ventures Inc.	2,881,720	4,638,459
Bank of the Philippine Islands	1,323,179	2,995,931
BDO Unibank Inc.	3,021,310	7,411,433
Jollibee Foods Corp.	369,050	1,940,492
PLDT Inc.	28,015	1,097,873

		18,084,188
POLAND — 0.05%
Polski Koncern Naftowy ORLEN SA	91,408	1,519,046

		1,519,046
QATAR — 0.31%
Doha Bank QSC	118,921	1,226,327
Qatar National Bank SAQ	201,732	9,030,254

		10,256,581
SINGAPORE — 1.01%
Singapore Airlines Ltd.[a]	1,035,600	7,978,721
Singapore Press Holdings Ltd.[a]	1,439,500	3,982,034
Singapore Telecommunications Ltd.	6,034,000	17,798,496
StarHub Ltd.[a]	1,260,100	3,384,060

		33,143,311
SOUTH KOREA — 0.96%
CJ Korea Express Corp.[a,b]	13,792	2,486,271
Dongbu Insurance Co. Ltd.	47,410	2,870,112

Security	Shares	Value
Hyundai Department Store Co. Ltd.	16,378	$1,843,443
Kangwon Land Inc.	143,523	5,078,011
Kia Motors Corp.	76,287	2,870,170
KT&G Corp.	12,661	1,328,553
NAVER Corp.	1,608	1,218,619
S-1 Corp.	32,756	3,025,891
Samsung Fire & Marine Insurance Co. Ltd.	14,223	3,444,135
Samsung Life Insurance Co. Ltd.	24,567	2,269,418
SK Telecom Co. Ltd.	24,998	4,898,711

		31,333,334
SWITZERLAND — 4.11%
Chocoladefabriken Lindt & Sprungli AG Registered	116	7,991,492
Givaudan SA Registered	898	1,858,057
Kuehne + Nagel International AG Registered	78,011	10,901,135
Nestle SA Registered	440,482	35,102,275
Novartis AG Registered	223,791	17,629,050
Roche Holding AG	81,950	20,000,621
Schindler Holding AG Registered	34,480	6,520,161
Sonova Holding AG Registered	79,735	11,044,663
Swiss Prime Site AG Registered[b]	62,146	5,471,100
Swisscom AG Registered	37,497	17,932,767

		134,451,321
TAIWAN — 3.71%
Asia Cement Corp.	4,041,000	3,610,480
Asustek Computer Inc.	898,000	7,598,777
Chang Hwa Commercial Bank Ltd.	8,091,630	4,067,427
Chicony Electronics Co. Ltd.	906,504	2,242,655
Chunghwa Telecom Co. Ltd.	6,735,000	24,197,224
Delta Electronics Inc.	449,000	2,334,820
Far EasTone Telecommunications Co. Ltd.	2,694,000	6,274,298
First Financial Holding Co. Ltd.	16,909,328	8,686,344
Formosa Petrochemical Corp.	1,796,000	5,252,637
Hon Hai Precision Industry Co. Ltd.	2,694,000	7,471,423
Hua Nan Financial Holdings Co. Ltd.	10,998,487	5,667,269
Mega Financial Holding Co. Ltd.	8,980,000	6,112,983
Quanta Computer Inc.	898,000	1,661,260
Synnex Technology International Corp.	2,357,250	2,488,706

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
Taiwan Business Bank[b]	7,214,593	$1,928,105
Taiwan Cooperative Financial Holding Co. Ltd.	13,964,538	6,139,371
Taiwan Mobile Co. Ltd.	3,143,000	11,044,405
Taiwan Semiconductor Manufacturing Co. Ltd.	2,245,000	12,452,372
WPG Holdings Ltd.	1,796,000	2,136,714

		121,367,270
THAILAND — 0.74%
Advanced Info Service PCL NVDR	1,647,500	7,876,854
Bangkok Dusit Medical Services PCL NVDR	4,681,200	3,178,004
BTS Group Holdings PCL NVDR	11,481,400	3,001,738
Bumrungrad Hospital PCL NVDR[a]	583,700	2,866,606
CP ALL PCL NVDR	2,116,100	3,805,441
Krung Thai Bank PCL NVDR	6,483,000	3,558,435

		24,287,078
UNITED ARAB EMIRATES — 0.28%
DP World Ltd.	92,306	1,707,661
Emirates Telecommunications Group Co. PJSC	460,632	2,476,786
First Gulf Bank PJSC	565,119	1,800,085
National Bank of Abu Dhabi PJSC	1,222,095	3,034,359

		9,018,891
UNITED KINGDOM — 2.65%
AstraZeneca PLC	39,150	2,517,076
Capita PLC	153,436	2,079,884
Compass Group PLC	480,565	9,075,886
Fresnillo PLC	373,246	7,850,771
GlaxoSmithKline PLC	527,544	11,324,245
Inmarsat PLC	502,546	5,074,600
Kingfisher PLC	1,458,504	7,088,759
Next PLC	49,134	3,555,380
Randgold Resources Ltd.	122,451	11,466,741
Reckitt Benckiser Group PLC	84,045	8,094,819
Royal Mail PLC	802,953	5,405,363
SABMiller PLC	52,151	3,003,928
Sky PLC	351,696	3,910,630
TUI AG	440,051	6,126,436

		86,574,518
UNITED STATES — 57.82%
Abbott Laboratories	426,421	17,918,210
Accenture PLC Class A	30,619	3,521,185

Security	Shares	Value
Adobe Systems Inc.[b]	25,860	$2,645,737
Advance Auto Parts Inc.	10,805	1,700,491
Alleghany Corp.[b]	18,384	9,857,501
Allergan PLC[b]	7,327	1,718,475
Allstate Corp. (The)	28,345	1,954,671
Altria Group Inc.	317,444	20,979,874
American Capital Agency Corp.	571,168	11,029,254
American Tower Corp.	87,338	9,902,382
American Water Works Co. Inc.	98,268	7,270,849
AmerisourceBergen Corp.	216,129	18,796,739
Annaly Capital Management Inc.	1,777,013	19,031,809
ANSYS Inc.[b]	146,109	13,893,505
Arch Capital Group Ltd.[b]	219,379	17,756,536
AT&T Inc.	947,769	38,744,797
Automatic Data Processing Inc.	517,200	46,449,732
AutoZone Inc.[b]	39,599	29,374,538
AvalonBay Communities Inc.	142,230	24,891,672
Axis Capital Holdings Ltd.	171,538	9,755,366
Baxter International Inc.	202,139	9,445,955
Becton Dickinson and Co.	144,385	25,586,466
Berkshire Hathaway Inc. Class Bb	134,179	20,192,598
Bristol-Myers Squibb Co.	301,269	17,289,828
Broadridge Financial Solutions Inc.	102,147	7,078,787
Campbell Soup Co.	124,559	7,563,222
Cardinal Health Inc.	54,923	4,375,715
CH Robinson Worldwide Inc.	149,474	10,376,485
Charter Communications Inc.[b]	7,327	1,884,578
Chipotle Mexican Grill Inc.[a,b]	18,438	7,628,354
Church & Dwight Co. Inc.	213,435	21,219,708
Cintas Corp.	109,397	12,855,241
Cisco Systems Inc.	185,959	5,846,551
Clorox Co. (The)	179,644	23,540,550
Coca-Cola Co. (The)	429,707	18,662,175
Colgate-Palmolive Co.	437,034	32,489,108
Comcast Corp. Class A	38,701	2,525,627
Consolidated Edison Inc.	462,894	34,832,773
Costco Wholesale Corp.	40,526	6,568,859
CR Bard Inc.	93,204	20,583,171
Crown Castle International Corp.	103,440	9,803,009
CVS Health Corp.	50,858	4,750,137
Darden Restaurants Inc.	33,762	2,081,090
DaVita HealthCare Partners Inc.[b]	161,655	10,447,763
Dollar General Corp.	100,388	7,369,483
Dollar Tree Inc.[b]	58,616	4,847,543
Dominion Resources Inc./VA	309,458	22,949,405

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
Duke Energy Corp.	310,751	$24,754,425
eBay Inc.[b]	103,560	3,330,490
Ecolab Inc.	25,651	3,156,356
Eli Lilly & Co.	276,271	21,480,070
EMC Corp.	203,528	5,900,277
Equity Residential	124,990	8,108,101
Essex Property Trust Inc.	13,050	2,963,655
Everest Re Group Ltd.	63,632	12,305,156
Eversource Energy	72,043	3,888,161
Expeditors International of Washington Inc.	230,077	11,653,400
Express Scripts Holding Co.[b]	124,721	9,067,217
Exxon Mobil Corp.	330,577	28,806,480
F5 Networks Inc.[b]	15,947	1,957,175
Federal Realty Investment Trust	102,578	16,309,902
Fidelity National Information Services Inc.	117,232	9,300,015
FNF Group	50,858	1,916,838
Foot Locker Inc.	77,149	5,064,060
Gartner Inc.[b]	138,351	12,589,941
General Mills Inc.	737,872	52,256,095
Genuine Parts Co.	36,635	3,766,811
Henry Schein Inc.[b]	96,975	15,883,535
Hershey Co. (The)	248,687	24,841,344
Home Depot Inc. (The)	51,720	6,936,686
Hormel Foods Corp.	137,058	5,243,839
Intel Corp.	77,580	2,784,346
International Business Machines Corp.	77,431	12,302,237
JB Hunt Transport Services Inc.	45,914	3,645,112
JM Smucker Co. (The)	82,752	11,733,406
Johnson & Johnson	411,605	49,120,941
Kellogg Co.	337,042	27,708,223
Kimberly-Clark Corp.	128,438	16,447,770
L Brands Inc.	36,635	2,791,953
Laboratory Corp. of America Holdings[b]	100,866	13,811,581
Lowe’s Companies Inc.	62,926	4,817,615
Macerich Co. (The)	92,306	7,558,938
Markel Corp.[b]	7,327	6,822,243
Marsh & McLennan Companies Inc.	290,063	19,616,961
McCormick & Co. Inc./MD	186,192	18,984,136
McDonald’s Corp.	296,097	34,246,579
McKesson Corp.	46,363	8,559,537
Merck & Co. Inc.	388,762	24,410,366

Security	Shares	Value
Microsoft Corp.	39,652	$2,278,404
Motorola Solutions Inc.	193,950	14,932,210
Newmont Mining Corp.	208,173	7,960,536
NextEra Energy Inc.	36,007	4,354,687
Nordstrom Inc.	53,013	2,675,036
O’Reilly Automotive Inc.[b]	31,032	8,687,408
Occidental Petroleum Corp.	90,941	6,988,816
OGE Energy Corp.	56,892	1,771,048
Oracle Corp.	66,374	2,735,936
Patterson Companies Inc.	137,322	6,316,812
Paychex Inc.	515,045	31,247,780
People’s United Financial Inc.	501,684	8,152,365
PepsiCo Inc.	284,029	30,320,096
Pfizer Inc.	527,544	18,358,531
PG&E Corp.	357,521	22,144,851
Procter & Gamble Co. (The)	461,601	40,302,383
Public Storage	88,685	19,860,119
QUALCOMM Inc.	79,304	5,001,703
Realty Income Corp.[a]	99,490	6,539,478
RenaissanceRe Holdings Ltd.	57,768	6,914,830
Republic Services Inc.	397,382	20,075,739
Reynolds American Inc.	59,909	2,969,689
Ross Stores Inc.	58,185	3,621,434
SBA Communications Corp. Class Ab	54,737	6,248,229
SCANA Corp.	37,066	2,618,713
Sherwin-Williams Co. (The)	5,172	1,467,348
Simon Property Group Inc.	19,785	4,263,074
Southern Co. (The)	913,720	46,901,248
Starbucks Corp.	200,846	11,293,571
Stericycle Inc.[b]	21,119	1,815,812
Stryker Corp.	122,027	14,113,643
Synopsys Inc.[b]	245,239	14,540,220
Sysco Corp.	65,081	3,375,101
Target Corp.	278,857	19,572,973
TJX Companies Inc. (The)	306,872	23,764,168
Travelers Companies Inc. (The)	112,922	13,404,971
UDR Inc.	256,655	9,285,778
United Parcel Service Inc. Class B	157,746	17,229,018
UnitedHealth Group Inc.	86,440	11,760,162
Varian Medical Systems Inc.[b]	167,941	16,144,168
Ventas Inc.	111,222	8,082,503
Verizon Communications Inc.	663,309	34,710,960
VF Corp.	31,894	1,979,023
Visa Inc. Class A	133,179	10,774,181

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
VMware Inc. Class Aa,b	72,408	$5,309,679
Wal-Mart Stores Inc.	274,978	19,644,428
Waste Management Inc.	405,571	25,932,210
Waters Corp.[b]	21,161	3,328,837
WEC Energy Group Inc.	322,412	19,306,031
Wells Fargo & Co.	134,041	6,809,283
Welltower Inc.	211,639	16,243,293
WR Berkley Corp.	166,366	9,877,149
Xcel Energy Inc.	448,929	18,567,703

		1,889,402,845

TOTAL COMMON STOCKS
(Cost: $2,911,439,571)		3,250,868,249

PREFERRED STOCKS — 0.06%

COLOMBIA — 0.06%
Grupo Aval Acciones y Valores SA	4,452,979	1,884,428

		1,884,428

TOTAL PREFERRED STOCKS
(Cost: $1,884,552)		1,884,428

SHORT-TERM INVESTMENTS — 2.78%

MONEY MARKET FUNDS — 2.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	88,500,685	88,500,685

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	2,334,558	$2,334,558

		90,835,243

TOTAL SHORT-TERM INVESTMENTS
(Cost: $90,835,243)		90,835,243

TOTAL INVESTMENTS IN SECURITIES — 102.32%
(Cost: $3,004,159,366)[g]		3,343,587,920
Other Assets, Less Liabilities — (2.32)%		(75,899,575)

NET ASSETS — 100.00%		$3,267,688,345

ADR — American Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $3,036,426,937. Net unrealized appreciation was $307,160,983, of which $386,437,288 represented gross unrealized appreciation on securities and $79,276,305 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,250,868,249	$—	$—	$3,250,868,249
Preferred stocks	1,884,428	—	—	1,884,428
Money market funds	90,835,243	—	—	90,835,243

Total	$3,343,587,920	$—	$—	$3,343,587,920

See notes to financial statements.

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRALIA ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.92%

AIRLINES — 0.14%
Qantas Airways Ltd.	957,903	$2,332,516

		2,332,516
BANKS — 32.00%
Australia & New Zealand Banking Group Ltd.	5,436,525	109,908,606
Bank of Queensland Ltd.	710,269	5,631,620
Bendigo & Adelaide Bank Ltd.	860,550	7,101,277
Commonwealth Bank of Australia	3,196,233	172,496,937
National Australia Bank Ltd.	4,929,085	101,279,803
Westpac Banking Corp.	6,215,784	137,621,626

		534,039,869
BEVERAGES — 1.17%
Coca-Cola Amatil Ltd.	1,067,486	7,846,194
Treasury Wine Estates Ltd.	1,375,710	11,610,868

		19,457,062
BIOTECHNOLOGY — 4.15%
CSL Ltd.	852,520	69,260,927

		69,260,927
CAPITAL MARKETS — 3.01%
ASX Ltd.	360,802	13,869,877
Macquarie Group Ltd.	570,763	34,616,837
Platinum Asset Management Ltd.	436,183	1,763,636

		50,250,350
CHEMICALS — 0.87%
Incitec Pivot Ltd.	3,145,051	6,736,442
Orica Ltd.	696,069	7,721,411

		14,457,853
COMMERCIAL SERVICES & SUPPLIES — 1.64%
Brambles Ltd.	2,955,462	27,364,916

		27,364,916
CONSTRUCTION & ENGINEERING — 0.25%
CIMIC Group Ltd.	184,405	4,103,639

		4,103,639

CONSTRUCTION MATERIALS — 1.22%
Boral Ltd.	1,386,101	6,885,800
James Hardie Industries PLC	830,446	13,537,204

		20,423,004
CONTAINERS & PACKAGING — 1.55%
Amcor Ltd./Australia	2,158,225	25,952,233

		25,952,233

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 1.75%
AMP Ltd.	5,511,911	$21,789,435
Challenger Ltd./Australia	1,064,764	7,354,055

		29,143,490
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.56%
Telstra Corp. Ltd.	7,973,840	31,521,821
TPG Telecom Ltd.	632,687	5,796,297
Vocus Communications Ltd.	939,548	5,430,044

		42,748,162
ELECTRIC UTILITIES — 0.26%
AusNet Services	3,297,967	4,263,171

		4,263,171
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.27%
Dexus Property Group	1,803,980	13,178,197
Goodman Group	3,314,072	18,904,350
GPT Group (The)	3,350,867	13,422,779
Mirvac Group	6,899,048	12,029,157
Scentre Group	9,921,668	37,059,462
Stockland	4,457,900	16,249,129
Vicinity Centres	6,270,918	15,599,732
Westfield Corp.	3,678,915	28,257,171

		154,699,977
FOOD & STAPLES RETAILING — 6.56%
Wesfarmers Ltd.	2,098,442	66,931,472
Woolworths Ltd.	2,382,900	42,461,506

		109,392,978
GAS UTILITIES — 0.86%
APA Group	2,076,708	14,421,334

		14,421,334
HEALTH CARE EQUIPMENT & SUPPLIES — 0.68%
Cochlear Ltd.	106,616	11,289,934

		11,289,934
HEALTH CARE PROVIDERS & SERVICES — 2.19%
Healthscope Ltd.	3,234,229	7,437,898
Ramsay Health Care Ltd.	263,629	16,438,883
Sonic Healthcare Ltd.	734,934	12,703,816

		36,580,597
HOTELS, RESTAURANTS & LEISURE — 2.46%
Aristocrat Leisure Ltd.	1,009,328	11,454,267
Crown Resorts Ltd.	678,889	6,699,178
Domino’s Pizza Enterprises Ltd.	114,369	6,505,862
Flight Centre Travel Group Ltd.[a]	103,436	2,864,622
Tabcorp Holdings Ltd.	1,550,000	5,789,567

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2016

Security	Shares	Value
Tatts Group Ltd.	2,729,815	$7,816,570

		41,130,066
INSURANCE — 4.27%
Insurance Australia Group Ltd.	4,531,117	18,933,813
Medibank Pvt Ltd.	5,132,931	10,377,094
QBE Insurance Group Ltd.	2,555,498	19,052,205
Suncorp Group Ltd.	2,397,647	22,902,813

		71,265,925
IT SERVICES — 0.39%
Computershare Ltd.	869,070	6,453,120

		6,453,120
MEDIA — 0.26%
REA Group Ltd.	98,233	4,327,003

		4,327,003
METALS & MINING — 10.40%
Alumina Ltd.	4,563,838	4,561,838
BHP Billiton Ltd.	5,984,626	91,888,976
Fortescue Metals Group Ltd.	2,901,753	10,685,985
Newcrest Mining Ltd.[b]	1,428,425	23,821,701
Rio Tinto Ltd.	790,486	28,278,682
South32 Ltd.[b]	9,921,753	14,316,857

		173,554,039
MULTI-UTILITIES — 1.59%
AGL Energy Ltd.	1,257,405	17,529,807
DUET Group	4,534,940	8,963,659

		26,493,466
MULTILINE RETAIL — 0.25%
Harvey Norman Holdings Ltd.	1,037,200	4,193,753

		4,193,753
OIL, GAS & CONSUMABLE FUELS — 4.71%
Caltex Australia Ltd.	486,082	12,402,446
Oil Search Ltd.	2,553,557	12,896,530
Origin Energy Ltd.	3,267,527	12,917,039
Santos Ltd.	2,976,722	9,932,973
Woodside Petroleum Ltd.	1,412,905	30,401,313

		78,550,301
PROFESSIONAL SERVICES — 0.44%
Seek Ltd.	609,936	7,366,449

		7,366,449
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.64%
LendLease Group	1,031,056	10,708,985

		10,708,985

Security	Shares	Value
ROAD & RAIL — 0.76%
Aurizon Holdings Ltd.	3,824,313	$12,617,577

		12,617,577
TRANSPORTATION INFRASTRUCTURE — 2.62%
Sydney Airport	2,036,065	11,139,893
Transurban Group	3,793,185	32,669,815

		43,809,708

TOTAL COMMON STOCKS
(Cost: $1,945,199,873)		1,650,652,404

SHORT-TERM INVESTMENTS — 0.17%

MONEY MARKET FUNDS — 0.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	2,407,298	2,407,298
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	532,214	532,214

		2,939,512

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,939,512)		2,939,512

TOTAL INVESTMENTS IN SECURITIES — 99.09%
(Cost: $1,948,139,385)[f]		1,653,591,916
Other Assets, Less Liabilities — 0.91%		15,110,415

NET ASSETS — 100.00%		$1,668,702,331

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $2,019,125,044. Net unrealized depreciation was $365,533,128, of which $87,206,313 represented gross unrealized appreciation on securities and $452,739,441 represented gross unrealized depreciation on securities.

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2016

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
ASX SPI 200 Index	172	Sep. 2016	Sydney Futures	$17,327,052	$17,483,314	$156,262

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,650,652,404	$—	$—	$1,650,652,404
Money market funds	2,939,512	—	—	2,939,512

Total	$1,653,591,916	$—	$—	$1,653,591,916

Derivative financial instruments[a]:
Assets:
Futures contracts	$156,262	$—	$—	$156,262

Total	$156,262	$—	$—	$156,262

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	91

Schedule of Investments

iSHARES® MSCI CANADA ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.73%

AEROSPACE & DEFENSE — 0.60%
Bombardier Inc. Class Ba	5,093,928	$8,347,201
CAE Inc.	710,990	10,133,389

		18,480,590
AUTO COMPONENTS — 1.53%
Linamar Corp.	128,369	5,295,019
Magna International Inc. Class A	1,044,399	42,037,050

		47,332,069
BANKS — 27.61%
Bank of Montreal	1,693,807	112,287,895
Bank of Nova Scotia (The)	3,164,953	168,397,065
Canadian Imperial Bank of Commerce/Canada	1,039,033	82,438,425
National Bank of Canada	888,103	31,197,491
Royal Bank of Canada	3,917,249	243,415,503
Toronto-Dominion Bank (The)	4,880,454	217,677,808

		855,414,187
CAPITAL MARKETS — 4.31%
Brookfield Asset Management Inc. Class A	2,273,163	76,664,352
CI Financial Corp.	650,580	12,728,470
IGM Financial Inc.	254,919	7,208,182
Thomson Reuters Corp.	890,697	36,868,834

		133,469,838
CHEMICALS — 2.59%
Agrium Inc.	345,520	33,276,100
Methanex Corp.	236,844	6,875,796
Potash Corp. of Saskatchewan Inc.	2,209,562	40,013,104

		80,165,000
CONSTRUCTION & ENGINEERING — 0.54%
SNC-Lavalin Group Inc.	394,432	16,804,808

		16,804,808
CONTAINERS & PACKAGING — 0.45%
CCL Industries Inc. Class B	73,195	13,960,633

		13,960,633
DIVERSIFIED FINANCIAL SERVICES — 0.77%
Element Financial Corp.	1,018,117	10,592,048
Onex Corp.	219,131	13,376,169

		23,968,217
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.13%
BCE Inc.	388,753	18,153,955
TELUS Corp.	511,624	16,775,324

		34,929,279

Security	Shares	Value
ELECTRIC UTILITIES — 1.06%
Fortis Inc./Canada	745,709	$23,444,607
Hydro One Ltd.[b]	470,522	9,402,909

		32,847,516
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.64%
H&R REIT	366,035	6,505,801
RioCan REIT	419,510	8,805,537
Smart REIT	171,292	4,626,797

		19,938,135
FOOD & STAPLES RETAILING — 4.27%
Alimentation Couche-Tard Inc. Class B	1,105,205	56,968,114
Empire Co. Ltd. Class A	434,489	7,142,965
George Weston Ltd.	134,502	11,573,702
Jean Coutu Group PJC Inc. (The) Class A	217,075	3,211,330
Loblaw Companies Ltd.	590,027	32,085,993
Metro Inc.	623,911	21,179,830

		132,161,934
FOOD PRODUCTS — 0.72%
Saputo Inc.	672,452	22,345,876

		22,345,876
HOTELS, RESTAURANTS & LEISURE — 0.90%
Restaurant Brands International Inc.	582,794	27,792,707

		27,792,707
INSURANCE — 7.92%
Fairfax Financial Holdings Ltd.	60,498	34,223,410
Great-West Lifeco Inc.	784,554	18,728,121
Industrial Alliance Insurance & Financial Services Inc.	269,707	9,607,946
Intact Financial Corp.	345,795	25,084,995
Manulife Financial Corp.	5,194,231	70,824,125
Power Corp. of Canada	982,921	20,766,412
Power Financial Corp.	657,666	15,142,784
Sun Life Financial Inc.	1,612,387	50,852,158

		245,229,951
IT SERVICES — 0.89%
CGI Group Inc. Class Aa	568,916	27,677,229

		27,677,229
MEDIA — 0.70%
Shaw Communications Inc. Class B	1,083,979	21,670,492

		21,670,492

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2016

Security	Shares	Value
METALS & MINING — 8.14%
Agnico Eagle Mines Ltd.	581,712	$29,470,216
Barrick Gold Corp.	3,072,041	52,189,927
Eldorado Gold Corp.	1,766,062	5,653,337
First Quantum Minerals Ltd.	1,815,855	13,756,792
Franco-Nevada Corp.	469,270	32,772,539
Goldcorp Inc.	2,193,985	33,376,731
Kinross Gold Corp.[a]	3,275,695	13,082,308
Silver Wheaton Corp.	1,160,524	29,401,180
Teck Resources Ltd. Class B	1,492,752	24,176,655
Turquoise Hill Resources Ltd.[a]	2,652,743	8,168,196
Yamana Gold Inc.	2,496,856	10,105,030

		252,152,911
MULTI-UTILITIES — 0.54%
Atco Ltd./Canada Class I	199,889	7,329,492
Canadian Utilities Ltd. Class A	330,579	9,473,549

		16,803,041
MULTILINE RETAIL — 1.33%
Canadian Tire Corp. Ltd. Class A	183,179	18,754,190
Dollarama Inc.	302,689	22,354,761

		41,108,951
OIL, GAS & CONSUMABLE FUELS — 21.97%
AltaGas Ltd.	428,325	11,079,875
ARC Resources Ltd.	924,837	16,127,640
Cameco Corp.	1,043,552	9,623,855
Canadian Natural Resources Ltd.	2,888,730	89,674,915
Cenovus Energy Inc.	2,195,444	31,708,901
Crescent Point Energy Corp.	1,335,957	20,160,778
Enbridge Inc.	2,444,444	96,358,099
Encana Corp.	2,239,886	21,373,707
Husky Energy Inc.	927,853	11,399,711
Imperial Oil Ltd.	782,145	23,850,937
Inter Pipeline Ltd.	887,590	19,293,523
Keyera Corp.	481,576	14,861,486
Pembina Pipeline Corp.	1,016,470	30,570,410
Peyto Exploration & Development Corp.	432,120	12,413,096
PrairieSky Royalty Ltd.	545,627	10,687,561
Seven Generations Energy Ltd. Class Aa	568,518	13,085,815
Suncor Energy Inc.	4,382,694	118,782,515
Tourmaline Oil Corp.[a]	547,363	15,385,654
TransCanada Corp.	2,101,110	95,234,947
Veresen Inc.	809,964	7,975,866
Vermilion Energy Inc.	298,004	10,763,621

		680,412,912

Security	Shares	Value
PAPER & FOREST PRODUCTS — 0.19%
West Fraser Timber Co. Ltd.	177,947	$5,987,851

		5,987,851
PHARMACEUTICALS — 0.80%
Valeant Pharmaceuticals International Inc.[a,c]	853,349	24,773,494

		24,773,494
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.18%
First Capital Realty Inc.	332,907	5,630,278

		5,630,278
ROAD & RAIL — 6.14%
Canadian National Railway Co.	2,050,161	131,677,198
Canadian Pacific Railway Ltd.	382,694	58,583,202

		190,260,400
SOFTWARE — 1.36%
Constellation Software Inc./Canada	50,191	21,888,104
Open Text Corp.	319,057	20,057,026

		41,945,130
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.32%
BlackBerry Ltd.[a,c]	1,310,053	9,934,856

		9,934,856
TEXTILES, APPAREL & LUXURY GOODS — 0.56%
Gildan Activewear Inc.	590,864	17,387,492

		17,387,492
TRADING COMPANIES & DISTRIBUTORS — 0.25%
Finning International Inc.	442,859	7,850,997

		7,850,997
WIRELESS TELECOMMUNICATION SERVICES — 1.32%
Rogers Communications Inc. Class B	953,225	40,801,125

		40,801,125

TOTAL COMMON STOCKS
(Cost: $3,630,921,052)		3,089,237,899

SHORT-TERM INVESTMENTS — 0.27%

MONEY MARKET FUNDS — 0.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	7,205,616	7,205,616
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	1,204,076	1,204,076

		8,409,692

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2016

Value
TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,409,692)	$8,409,692

TOTAL INVESTMENTS IN SECURITIES — 100.00%
(Cost: $3,639,330,744)[g]	3,097,647,591
Other Assets, Less Liabilities — 0.00%	146,000

NET ASSETS — 100.00%	$3,097,793,591

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $3,685,447,722. Net unrealized depreciation was $587,800,131, of which $175,980,261 represented gross unrealized appreciation on securities and $763,780,392 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
S&P/TSX 60 Index	59	Sep. 2016	Montreal	$7,279,820	$7,645,425	$365,605

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,089,237,899	$—	$—	$3,089,237,899
Money market funds	8,409,692	—	—	8,409,692

Total	$3,097,647,591	$—	$—	$3,097,647,591

Derivative financial instruments[a]:
Assets:
Futures contracts	$365,605	$—	$—	$365,605

Total	$365,605	$—	$—	$365,605

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.65%

AIR FREIGHT & LOGISTICS — 0.29%
Yamato Holdings Co. Ltd.	1,714,500	$40,469,394

		40,469,394
AIRLINES — 0.23%
ANA Holdings Inc.	5,715,000	15,542,413
Japan Airlines Co. Ltd.	571,500	17,387,833

		32,930,246
AUTO COMPONENTS — 3.20%
Aisin Seiki Co. Ltd.	952,500	44,984,411
Bridgestone Corp.	3,098,800	106,503,930
Denso Corp.	2,286,000	94,414,773
Koito Manufacturing Co. Ltd.	571,500	27,211,655
NGK Spark Plug Co. Ltd.	952,500	17,818,799
NHK Spring Co. Ltd.	762,000	7,175,405
NOK Corp.	571,500	11,602,939
Stanley Electric Co. Ltd.	762,000	19,470,837
Sumitomo Electric Industries Ltd.	3,619,500	53,661,751
Sumitomo Rubber Industries Ltd.	762,000	11,300,894
Toyoda Gosei Co. Ltd.	381,000	8,774,032
Toyota Industries Corp.	762,000	36,466,380
Yokohama Rubber Co. Ltd. (The)	571,500	9,287,876

		448,673,682
AUTOMOBILES — 10.09%
Fuji Heavy Industries Ltd.	2,857,500	113,211,534
Honda Motor Co. Ltd.	7,810,500	239,370,474
Isuzu Motors Ltd.	2,857,500	32,888,807
Mazda Motor Corp.	2,667,000	43,975,139
Mitsubishi Motors Corp.	3,238,500	14,809,402
Nissan Motor Co. Ltd.	11,811,000	115,900,469
Suzuki Motor Corp.	1,714,500	56,837,826
Toyota Motor Corp.	12,763,500	769,746,343
Yamaha Motor Co. Ltd.	1,333,500	27,331,367

		1,414,071,361
BANKS — 7.92%
Aozora Bank Ltd.	5,715,000	20,222,265
Bank of Kyoto Ltd. (The)	1,905,000	13,776,188
Chiba Bank Ltd. (The)	3,810,000	22,579,688
Chugoku Bank Ltd. (The)	762,000	9,385,488
Concordia Financial Group Ltd.[a]	5,524,500	28,499,765

Security	Shares	Value
Fukuoka Financial Group Inc.	3,810,000	$16,133,611
Hachijuni Bank Ltd. (The)	1,905,000	10,074,298
Hiroshima Bank Ltd. (The)	1,976,000	8,233,731
Iyo Bank Ltd. (The)	1,143,000	7,370,629
Japan Post Bank Co. Ltd.	1,905,000	22,395,514
Joyo Bank Ltd. (The)	3,810,000	15,139,073
Kyushu Financial Group Inc.	1,714,600	10,161,452
Mitsubishi UFJ Financial Group Inc.	61,150,580	333,494,873
Mizuho Financial Group Inc.	113,538,080	197,252,313
Resona Holdings Inc.	10,477,500	47,933,030
Seven Bank Ltd.	2,667,000	9,437,057
Shinsei Bank Ltd.	8,007,000	12,772,804
Shizuoka Bank Ltd. (The)	2,661,000	21,918,809
Sumitomo Mitsui Financial Group Inc.	6,477,000	226,743,530
Sumitomo Mitsui Trust Holdings Inc.	15,422,320	55,212,308
Suruga Bank Ltd.	762,000	18,130,053
Yamaguchi Financial Group Inc.	322,000	3,399,468

		1,110,265,947
BEVERAGES — 1.07%
Asahi Group Holdings Ltd.	1,905,000	62,361,193
Kirin Holdings Co. Ltd.	4,000,500	65,227,856
Suntory Beverage & Food Ltd.	571,500	22,680,983

		150,270,032
BUILDING PRODUCTS — 1.41%
Asahi Glass Co. Ltd.	5,715,000	36,355,876
Daikin Industries Ltd.	1,143,000	105,962,459
LIXIL Group Corp.	1,333,500	26,905,926
TOTO Ltd.	762,000	28,952,096

		198,176,357
CAPITAL MARKETS — 1.26%
Daiwa Securities Group Inc.	7,620,000	44,525,818
Japan Exchange Group Inc.	2,476,500	38,691,197
Nomura Holdings Inc.	17,335,500	81,670,510
SBI Holdings Inc./Japan	952,510	11,308,380

		176,195,905
CHEMICALS — 4.15%
Air Water Inc.	309,000	5,711,877
Asahi Kasei Corp.	5,745,000	48,454,952
Daicel Corp.	1,333,500	17,004,752
Hitachi Chemical Co. Ltd.	571,500	12,321,216

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
JSR Corp.	952,500	$13,932,736
Kaneka Corp.	1,905,000	15,525,837
Kansai Paint Co. Ltd.	1,143,000	25,183,903
Kuraray Co. Ltd.	1,714,500	24,498,777
Mitsubishi Chemical Holdings Corp.	6,286,500	39,675,421
Mitsubishi Gas Chemical Co. Inc.	1,905,000	12,892,155
Mitsui Chemicals Inc.	3,838,000	18,367,187
Nippon Paint Holdings Co. Ltd.	762,000	27,294,533
Nitto Denko Corp.	764,400	52,204,008
Shin-Etsu Chemical Co. Ltd.	1,905,000	139,861,459
Sumitomo Chemical Co. Ltd.	7,620,000	34,919,321
Taiyo Nippon Sanso Corp.	571,500	5,801,470
Teijin Ltd.	3,810,000	14,218,205
Toray Industries Inc.	7,620,000	73,404,244

		581,272,053
COMMERCIAL SERVICES & SUPPLIES — 1.03%
Dai Nippon Printing Co. Ltd.	1,905,000	19,375,067
Park24 Co. Ltd.	571,500	16,713,757
Secom Co. Ltd.	952,500	72,306,569
Sohgo Security Services Co. Ltd.	381,000	19,043,554
Toppan Printing Co. Ltd.	1,905,000	16,980,809

		144,419,756
CONSTRUCTION & ENGINEERING — 0.94%
JGC Corp.	952,500	15,111,447
Kajima Corp.	3,869,000	25,996,568
Obayashi Corp.	3,048,000	28,141,731
Shimizu Corp.	2,180,000	19,453,183
Taisei Corp.	5,715,000	42,986,127

		131,689,056
CONSTRUCTION MATERIALS — 0.12%
Taiheiyo Cement Corp.	5,715,000	17,349,156

		17,349,156
CONSUMER FINANCE — 0.23%
Acom Co. Ltd.[a]	1,905,000	9,116,595
AEON Financial Service Co. Ltd.	571,570	10,526,812
Credit Saison Co. Ltd.	762,000	13,120,530

		32,763,937
CONTAINERS & PACKAGING — 0.10%
Toyo Seikan Group Holdings Ltd.	762,000	14,129,801

		14,129,801

Security	Shares	Value
DIVERSIFIED CONSUMER SERVICES — 0.06%
Benesse Holdings Inc.	381,000	$8,788,766

		8,788,766
DIVERSIFIED FINANCIAL SERVICES — 0.72%
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,286,000	10,718,906
ORIX Corp.	6,286,500	90,406,233

		101,125,139
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.04%
Nippon Telegraph & Telephone Corp.	3,305,300	145,268,950

		145,268,950
ELECTRIC UTILITIES — 1.26%
Chubu Electric Power Co. Inc.	3,048,000	41,225,427
Chugoku Electric Power Co. Inc. (The)	1,333,500	16,012,056
Hokuriku Electric Power Co.	762,000	9,105,544
Kansai Electric Power Co. Inc. (The)[a]	3,429,000	29,395,217
Kyushu Electric Power Co. Inc.	2,095,500	19,509,513
Shikoku Electric Power Co. Inc.	762,000	7,263,808
Tohoku Electric Power Co. Inc.	2,095,500	26,276,053
Tokyo Electric Power Co. Holdings Inc.[a]	6,858,000	27,648,146

		176,435,764
ELECTRICAL EQUIPMENT — 1.77%
Fuji Electric Co. Ltd.	2,069,000	9,441,369
Mabuchi Motor Co. Ltd.	201,700	10,705,593
Mitsubishi Electric Corp.	9,525,000	124,363,247
Nidec Corp.	1,143,000	103,011,998

		247,522,207
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.81%
Alps Electric Co. Ltd.	952,500	21,483,855
Hamamatsu Photonics KK	762,000	23,979,407
Hirose Electric Co. Ltd.	190,560	24,465,962
Hitachi High-Technologies Corp.	381,000	14,126,118
Hitachi Ltd.	22,860,000	109,620,148
Keyence Corp.	216,926	152,111,401
Kyocera Corp.	1,524,000	72,431,807
Murata Manufacturing Co. Ltd.	952,500	128,046,720
Nippon Electric Glass Co. Ltd.	1,905,500	9,561,121

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
Omron Corp.	952,500	$32,322,473
Shimadzu Corp.	908,000	14,212,327
TDK Corp.	571,500	40,886,547
Yaskawa Electric Corp.	1,143,000	16,840,837
Yokogawa Electric Corp.	1,143,000	14,641,804

		674,730,527
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.52%
Daiwa House Residential Investment Corp.[b]	5,715	16,122,560
Japan Prime Realty Investment Corp.	3,810	16,851,888
Japan Real Estate Investment Corp.	5,715	33,593,271
Japan Retail Fund Investment Corp.	11,440	25,692,580
Nippon Building Fund Inc.	7,620	46,632,764
Nippon Prologis REIT Inc.	7,620	18,292,125
Nomura Real Estate Master Fund Inc.	19,050	31,438,440
United Urban Investment Corp.	13,335	23,760,241

		212,383,869
FOOD & STAPLES RETAILING — 2.01%
Aeon Co. Ltd.	3,048,000	41,917,919
FamilyMart Co. Ltd.[b]	381,000	27,294,533
Lawson Inc.	381,000	26,742,012
Seven & I Holdings Co. Ltd.	3,619,580	152,607,806
Sundrug Co. Ltd.	190,500	13,813,023
Tsuruha Holdings Inc.	190,500	18,675,206

		281,050,499
FOOD PRODUCTS — 1.71%
Ajinomoto Co. Inc.	2,667,000	56,544,990
Calbee Inc.	381,000	13,831,440
Kikkoman Corp.	733,000	23,066,805
MEIJI Holdings Co. Ltd.	571,556	51,444,737
NH Foods Ltd.	684,000	14,978,102
Nisshin Seifun Group Inc.	952,575	13,473,362
Nissin Foods Holdings Co. Ltd.	381,000	21,143,133
Toyo Suisan Kaisha Ltd.	381,000	15,599,507
Yakult Honsha Co. Ltd.	381,000	16,815,053
Yamazaki Baking Co. Ltd.	571,500	12,989,767

		239,886,896

Security	Shares	Value
GAS UTILITIES — 0.67%
Osaka Gas Co. Ltd.	9,525,000	$37,506,961
Toho Gas Co. Ltd.	1,905,000	16,188,862
Tokyo Gas Co. Ltd.	9,525,000	40,840,504

		94,536,327
HEALTH CARE EQUIPMENT & SUPPLIES — 1.73%
CYBERDYNE Inc.[a,b]	571,500	9,000,566
Hoya Corp.	1,905,000	73,835,211
Olympus Corp.	1,333,500	43,639,943
Sysmex Corp.	762,000	49,137,526
Terumo Corp.	1,714,500	66,716,899

		242,330,145
HEALTH CARE PROVIDERS & SERVICES — 0.40%
Alfresa Holdings Corp.	762,000	14,225,571
Medipal Holdings Corp.	762,000	12,052,323
Miraca Holdings Inc.	381,000	18,067,434
Suzuken Co. Ltd./Aichi Japan	381,040	11,047,894

		55,393,222
HEALTH CARE TECHNOLOGY — 0.20%
M3 Inc.	952,500	28,500,870

		28,500,870
HOTELS, RESTAURANTS & LEISURE — 0.49%
McDonald’s Holdings Co. Japan Ltd.[b]	381,000	10,519,998
Oriental Land Co. Ltd./Japan	991,700	58,091,655

		68,611,653
HOUSEHOLD DURABLES — 3.23%
Casio Computer Co. Ltd.[b]	1,143,000	16,144,661
Iida Group Holdings Co. Ltd.	762,080	14,278,639
Nikon Corp.	1,714,500	25,178,378
Panasonic Corp.	10,477,515	107,474,679
Rinnai Corp.	190,500	17,864,843
Sekisui Chemical Co. Ltd.	1,912,000	26,729,366
Sekisui House Ltd.	2,857,500	46,024,991
Sharp Corp./Japan[a,b]	7,058,000	9,757,761
Sony Corp.	5,905,500	189,836,975

		453,290,293
HOUSEHOLD PRODUCTS — 0.33%
Unicharm Corp.	1,905,000	46,282,835

		46,282,835
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.13%
Electric Power Development Co. Ltd.	762,000	18,608,904

		18,608,904

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
INDUSTRIAL CONGLOMERATES — 0.61%
Keihan Holdings Co. Ltd.	1,905,000	$12,358,051
Seibu Holdings Inc.	762,000	12,516,440
Toshiba Corp.[a]	19,050,000	60,261,614

		85,136,105
INSURANCE — 2.82%
Dai-ichi Life Insurance Co. Ltd. (The)	5,144,600	71,597,155
Japan Post Holdings Co. Ltd.	2,095,500	27,451,080
MS&AD Insurance Group Holdings Inc.	2,476,540	70,691,588
Sompo Japan Nipponkoa Holdings Inc.	1,714,550	54,966,383
Sony Financial Holdings Inc.	762,000	10,468,429
T&D Holdings Inc.	2,857,500	32,612,547
Tokio Marine Holdings Inc.	3,238,500	127,241,881

		395,029,063
INTERNET & DIRECT MARKETING RETAIL — 0.47%
Rakuten Inc.	4,381,500	55,237,357
Start Today Co. Ltd.	231,600	10,758,815

		65,996,172
INTERNET SOFTWARE & SERVICES — 0.33%
Kakaku.com Inc.	762,000	12,744,816
Mixi Inc.	190,500	6,768,381
Yahoo Japan Corp.	6,667,500	27,202,446

		46,715,643
IT SERVICES — 0.90%
Fujitsu Ltd.	9,525,000	48,363,997
Nomura Research Institute Ltd.	610,640	20,662,638
NTT Data Corp.	571,500	29,780,877
Obic Co. Ltd.	381,000	19,522,405
Otsuka Corp.	190,500	8,076,014

		126,405,931
LEISURE PRODUCTS — 0.90%
Bandai Namco Holdings Inc.	952,598	26,026,412
Sankyo Co. Ltd.	190,500	6,611,834
Sega Sammy Holdings Inc.	952,500	13,011,867
Shimano Inc.	381,000	55,399,430
Yamaha Corp.	762,000	24,716,102

		125,765,645
MACHINERY — 5.35%
Amada Holdings Co. Ltd.	1,524,000	15,942,070
FANUC Corp.	952,500	162,349,060

Security	Shares	Value
Hino Motors Ltd.	1,143,000	$12,663,779
Hitachi Construction Machinery Co. Ltd.	571,500	10,707,855
Hoshizaki Corp.	201,800	16,134,635
IHI Corp.	7,620,000	23,279,548
JTEKT Corp.	1,143,000	17,769,072
Kawasaki Heavy Industries Ltd.	7,620,000	22,321,845
Komatsu Ltd.	4,381,500	95,796,996
Kubota Corp.	4,953,000	72,641,765
Kurita Water Industries Ltd.	571,500	13,033,968
Makita Corp.	571,500	41,052,303
Minebea Co. Ltd.	1,714,500	17,404,409
Mitsubishi Heavy Industries Ltd.	15,240,000	66,361,444
Nabtesco Corp.	571,500	14,746,783
NGK Insulators Ltd.	1,333,500	28,929,995
NSK Ltd.	2,095,500	21,596,201
SMC Corp./Japan	265,600	74,825,581
Sumitomo Heavy Industries Ltd.	2,168,000	10,647,692
THK Co. Ltd.	572,100	11,211,357

		749,416,358
MARINE — 0.19%
Mitsui OSK Lines Ltd.	5,715,000	13,205,250
Nippon Yusen KK	7,620,000	13,849,857

		27,055,107
MEDIA — 0.57%
Dentsu Inc.	955,900	52,584,435
Hakuhodo DY Holdings Inc.	952,500	10,350,558
Toho Co. Ltd./Tokyo	571,500	16,658,505

		79,593,498
METALS & MINING — 1.43%
Hitachi Metals Ltd.	1,143,000	13,835,124
JFE Holdings Inc.	2,527,250	39,251,966
Kobe Steel Ltd.	15,240,000	14,144,535
Maruichi Steel Tube Ltd.	190,500	6,574,999
Mitsubishi Materials Corp.	5,715,000	16,133,611
Nippon Steel & Sumitomo Metal Corp.	3,820,370	81,109,223
Sumitomo Metal Mining Co. Ltd.	2,297,000	29,135,824

		200,185,282

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
MULTILINE RETAIL — 0.65%
Don Quijote Holdings Co. Ltd.	571,500	$18,675,207
Isetan Mitsukoshi Holdings Ltd.	1,524,060	13,879,872
J Front Retailing Co. Ltd.	1,143,000	12,906,888
Marui Group Co. Ltd.	952,500	11,612,148
Ryohin Keikaku Co. Ltd.	113,600	20,493,798
Takashimaya Co. Ltd.	1,905,000	13,941,944

		91,509,857
OIL, GAS & CONSUMABLE FUELS — 0.77%
Idemitsu Kosan Co. Ltd.	381,000	6,950,713
INPEX Corp.	4,572,000	39,710,782
JX Holdings Inc.	9,906,095	37,053,881
Showa Shell Sekiyu KK	762,000	6,497,646
TonenGeneral Sekiyu KK	1,905,000	17,588,582

		107,801,604
PAPER & FOREST PRODUCTS — 0.11%
Oji Holdings Corp.	3,810,000	15,323,246

		15,323,246
PERSONAL PRODUCTS — 1.39%
Kao Corp.	2,286,000	118,836,197
Kose Corp.	190,500	17,091,314
Pola Orbis Holdings Inc.	190,500	15,212,742
Shiseido Co. Ltd.	1,714,500	43,113,206

		194,253,459
PHARMACEUTICALS — 5.51%
Astellas Pharma Inc.	10,096,550	154,276,572
Chugai Pharmaceutical Co. Ltd.	1,143,000	35,858,607
Daiichi Sankyo Co. Ltd.	2,857,569	65,599,629
Eisai Co. Ltd.	1,159,400	67,590,100
Hisamitsu Pharmaceutical Co. Inc.	208,400	9,328,486
Kyowa Hakko Kirin Co. Ltd.	1,333,500	18,925,683
Mitsubishi Tanabe Pharma Corp.	952,500	17,680,669
Ono Pharmaceutical Co. Ltd.	1,913,900	49,903,691
Otsuka Holdings Co. Ltd.	1,905,000	82,565,041
Santen Pharmaceutical Co. Ltd.	1,714,500	21,581,467
Shionogi & Co. Ltd.	1,524,000	68,055,842
Sumitomo Dainippon Pharma Co. Ltd.	762,000	12,759,549

Security	Shares	Value
Taisho Pharmaceutical Holdings Co. Ltd.	190,500	$17,459,661
Takeda Pharmaceutical Co. Ltd.	3,429,000	151,169,720

		772,754,717
PROFESSIONAL SERVICES — 0.36%
Recruit Holdings Co. Ltd.	1,333,500	50,730,628

		50,730,628
REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.15%
Aeon Mall Co. Ltd.	571,500	8,044,704
Daito Trust Construction Co. Ltd.	381,000	56,117,707
Daiwa House Industry Co. Ltd.	2,667,000	68,882,781
Hulic Co. Ltd.	1,333,500	12,634,311
Mitsubishi Estate Co. Ltd.	6,021,000	113,917,891
Mitsui Fudosan Co. Ltd.	4,297,000	92,557,800
Nomura Real Estate Holdings Inc.	571,500	9,315,503
NTT Urban Development Corp.	571,500	5,243,423
Sumitomo Realty & Development Co. Ltd.	1,905,000	50,288,611
Tokyo Tatemono Co. Ltd.	952,500	11,188,548
Tokyu Fudosan Holdings Corp.	2,286,000	12,730,082

		440,921,361
ROAD & RAIL — 3.97%
Central Japan Railway Co.	711,800	116,918,664
East Japan Railway Co.	1,598,700	136,940,900
Hankyu Hanshin Holdings Inc.	1,143,000	36,908,397
Keikyu Corp.	1,909,000	17,680,882
Keio Corp.	3,810,000	31,898,874
Keisei Electric Railway Co. Ltd.	958,000	11,521,748
Kintetsu Group Holdings Co. Ltd.	7,887,000	30,042,809
Nagoya Railroad Co. Ltd.	3,810,000	18,675,207
Nippon Express Co. Ltd.	3,810,000	18,049,016
Odakyu Electric Railway Co. Ltd.	2,262,000	23,224,672
Tobu Railway Co. Ltd.	5,715,000	27,736,549
Tokyu Corp.	5,715,000	42,654,614
West Japan Railway Co.	762,000	43,627,051

		555,879,383

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.64%
Rohm Co. Ltd.	381,000	$19,043,554
Tokyo Electron Ltd.	762,052	70,049,697

		89,093,251
SOFTWARE — 1.30%
GungHo Online Entertainment Inc.[b]	1,905,000	4,530,671
Konami Holdings Corp.	473,400	16,728,158
Nexon Co. Ltd.	762,000	10,438,962
Nintendo Co. Ltd.	541,300	118,663,678
Oracle Corp. Japan	190,500	11,087,253
Trend Micro Inc./Japan	571,500	20,277,517

		181,726,239
SPECIALTY RETAIL — 1.33%
ABC-Mart Inc.	190,500	11,971,286
Fast Retailing Co. Ltd.	256,300	90,046,329
Hikari Tsushin Inc.	43,400	3,902,161
Nitori Holdings Co. Ltd.	381,000	38,639,629
Shimamura Co. Ltd.	108,100	12,509,856
USS Co. Ltd.	952,500	15,231,160
Yamada Denki Co. Ltd.	3,048,000	14,262,406

		186,562,827
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.51%
Brother Industries Ltd.	1,143,000	19,183,526
Canon Inc.	5,143,550	147,391,910
FUJIFILM Holdings Corp.	2,095,500	78,747,122
Konica Minolta Inc.	2,095,500	18,881,481
NEC Corp.	13,321,000	33,870,769
Ricoh Co. Ltd.	3,048,000	27,493,440
Seiko Epson Corp.	1,333,500	25,552,250

		351,120,498
TEXTILES, APPAREL & LUXURY GOODS — 0.11%
ASICS Corp.	762,000	15,448,485

		15,448,485
TOBACCO — 1.47%
Japan Tobacco Inc.	5,334,000	206,687,021

		206,687,021
TRADING COMPANIES & DISTRIBUTORS — 3.33%
ITOCHU Corp.	7,239,000	85,452,884
Marubeni Corp.	7,810,500	38,941,121
Mitsubishi Corp.	7,239,000	150,854,783
Mitsui & Co. Ltd.	8,191,500	109,051,051
Sumitomo Corp.	5,524,500	59,926,418

Security	Shares	Value
Toyota Tsusho Corp.	952,500	$21,787,741

		466,013,998
TRANSPORTATION INFRASTRUCTURE — 0.20%
Japan Airport Terminal Co. Ltd.[b]	190,500	7,514,284
Kamigumi Co. Ltd.	1,905,000	16,501,958
Mitsubishi Logistics Corp.	260,000	4,009,281

		28,025,523
WIRELESS TELECOMMUNICATION SERVICES — 5.16%
KDDI Corp.	8,763,000	257,209,532
NTT DOCOMO Inc.	6,667,500	167,791,391
SoftBank Group Corp.	4,572,000	298,626,500

		723,627,423

TOTAL COMMON STOCKS
(Cost: $15,240,138,759)		13,966,201,873

SHORT-TERM INVESTMENTS — 0.37%

MONEY MARKET FUNDS — 0.37%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	50,929,509	50,929,509
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	1,192,177	1,192,177

		52,121,686

TOTAL SHORT-TERM INVESTMENTS
(Cost: $52,121,686)		52,121,686

TOTAL INVESTMENTS IN SECURITIES — 100.02%
(Cost: $15,292,260,445)[f]		14,018,323,559
Other Assets, Less Liabilities — (0.02)%		(3,143,895)

NET ASSETS — 100.00%		$14,015,179,664

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $15,497,563,488. Net unrealized depreciation was $1,479,239,929, of which $802,415,561 represented gross unrealized appreciation on securities and $2,281,655,490 represented gross unrealized depreciation on securities.

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
TOPIX Index	358	Sep. 2016	Osaka Securities	$45,381,361	$46,050,080	$668,719

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$13,966,201,873	$—	$—	$13,966,201,873
Money market funds	52,121,686	—	—	52,121,686

Total	$14,018,323,559	$—	$—	$14,018,323,559

Derivative financial instruments[a]:
Assets:
Futures contracts	$668,719	$—	$—	$668,719

Total	$668,719	$—	$—	$668,719

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	101

Schedule of Investments

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.61%

AIRLINES — 1.46%
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa,b	5,630,400	$9,978,434
Grupo Aeromexico SAB de CVa,b	4,627,243	9,267,361

		19,245,795
AUTO COMPONENTS — 0.27%
Rassini SAB de CV	751,499	3,531,523

		3,531,523
BANKS — 12.62%
Banregio Grupo Financiero SAB de CVb	2,027,500	11,517,866
Grupo Financiero Banorte SAB de CV	16,637,178	89,240,081
Grupo Financiero Inbursa SAB de CV Series O	18,518,492	32,191,138
Grupo Financiero Interacciones SA de CV Series O	1,058,500	5,433,657
Grupo Financiero Santander Mexico SAB de CV Series B	14,660,050	27,876,918

		166,259,660
BEVERAGES — 11.56%
Arca Continental SAB de CV	3,426,929	21,282,148
Coca-Cola Femsa SAB de CV Series L	2,221,047	16,485,333
Fomento Economico Mexicano SAB de CV	12,549,310	114,547,475

		152,314,956
BUILDING PRODUCTS — 0.23%
Elementia SAB de CVa,b,c	2,445,609	2,975,882
Urbi Desarrollos Urbanos SAB de CVa,b	29,674,089	16

		2,975,898
CAPITAL MARKETS — 0.54%
Bolsa Mexicana de Valores SAB de CV	3,855,987	7,056,494

		7,056,494
CHEMICALS — 1.51%
Mexichem SAB de CV	8,637,774	19,821,960

		19,821,960
CONSTRUCTION MATERIALS — 5.66%
Cemex SAB de CV CPO[a]	90,373,832	74,574,127

		74,574,127

Security	Shares	Value
CONSUMER FINANCE — 2.02%
Credito Real SAB de CV SOFOM ERb	2,469,774	$4,827,308
Gentera SAB de CV	8,723,606	16,856,584
Unifin Financiera SAB de CV SOFOM ENR[b]	1,685,848	4,918,499

		26,602,391
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.94%
Axtel SAB de CV CPO[a,b]	12,615,777	3,383,151
Telesites SAB de CVa	15,318,246	8,978,857

		12,362,008
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.50%
Concentradora Fibra Hotelera Mexicana SA de CVb	5,560,190	4,137,268
Fibra Shop Portafolios Inmobiliarios SAPI de CV	4,656,294	4,167,992
Fibra Uno Administracion SA de CV	20,254,400	39,030,141
Macquarie Mexico Real Estate Management SA de CV	7,438,400	9,634,687
PLA Administradora Industrial S. de RL de CVb	5,631,100	9,415,632
Prologis Property Mexico SA de CV	3,677,800	6,135,920

		72,521,640
FOOD & STAPLES RETAILING — 6.89%
Grupo Comercial Chedraui SA de CV	3,259,400	7,842,425
La Comer SAB de CVa,b	5,358,055	4,861,472
Wal-Mart de Mexico SAB de CV	34,343,333	78,119,423

		90,823,320
FOOD PRODUCTS — 6.41%
Gruma SAB de CV Series B	1,754,030	23,263,121
Grupo Bimbo SAB de CV	12,966,104	36,756,908
Grupo Herdez SAB de CVb	2,444,244	5,239,863
Grupo Lala SAB de CV	5,466,300	11,411,331
Industrias Bachoco SAB de CV Series B	1,758,000	7,760,123

		84,431,346
HOTELS, RESTAURANTS & LEISURE — 1.53%
Alsea SAB de CV	4,573,366	16,399,282
Hoteles City Express SAB de CVa	3,860,090	3,713,051

		20,112,333

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2016

Security	Shares	Value
HOUSEHOLD DURABLES — 0.47%
Consorcio ARA SAB de CV	10,103,119	$3,678,486
Corpovael SAB de CV	3,192,675	2,560,062

		6,238,548
HOUSEHOLD PRODUCTS — 2.21%
Kimberly-Clark de Mexico SAB de CV Series A	12,184,054	29,122,270

		29,122,270
INDUSTRIAL CONGLOMERATES — 4.18%
Alfa SAB de CV	22,240,151	36,055,712
Grupo Carso SAB de CV Series A1	4,688,033	19,036,613

		55,092,325
INSURANCE — 0.30%
Qualitas Controladora SAB de CV	2,659,900	3,955,577

		3,955,577
MACHINERY — 0.29%
Grupo Rotoplas SAB de CVb	2,048,100	3,796,888

		3,796,888
MEDIA — 6.93%
Grupo Televisa SAB	16,208,297	88,159,392
TV Azteca SAB de CV CPO[b]	16,992,239	3,106,895

		91,266,287
METALS & MINING — 7.49%
Grupo Mexico SAB de CV Series B	23,833,986	59,443,651
Industrias CH SAB de CV Series Ba,b	1,523,183	6,897,158
Industrias Penoles SAB de CV	1,161,203	26,809,135
Minera Frisco SAB de CV Series A1[a,b]	7,177,203	5,534,458

		98,684,402
MULTILINE RETAIL — 1.50%
El Puerto de Liverpool SAB de CV Series C1	1,570,290	17,042,146
Grupo Famsa SAB de CV Series Aa,b	5,158,887	2,690,345

		19,732,491
PHARMACEUTICALS — 0.67%
Genomma Lab Internacional SAB de CV Series Ba,b	7,946,693	8,886,398

		8,886,398

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.84%
Corp Inmobiliaria Vesta SAB de CVb	5,038,449	$7,193,683
Grupo GICSA SA de CVa	5,590,960	3,852,003

		11,045,686
TRANSPORTATION INFRASTRUCTURE — 7.68%
Grupo Aeroportuario del Centro Norte SAB de CVb	1,912,492	11,709,848
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,860,749	28,313,740
Grupo Aeroportuario del Sureste SAB de CV Series B	1,674,355	25,445,315
OHL Mexico SAB de CVa	7,158,100	10,083,461
Promotora y Operadora de Infraestructura SAB de CV	2,145,325	25,681,935

		101,234,299
WIRELESS TELECOMMUNICATION SERVICES — 9.91%
America Movil SAB de CV	218,880,918	130,618,040

		130,618,040

TOTAL COMMON STOCKS
(Cost: $1,750,709,240)		1,312,306,662

SHORT-TERM INVESTMENTS — 1.61%

MONEY MARKET FUNDS — 1.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	19,391,449	19,391,449
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	1,875,747	1,875,747

		21,267,196

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,267,196)		21,267,196

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 101.22%
(Cost: $1,771,976,436)[g]	$1,333,573,858
Other Assets, Less Liabilities — (1.22)%	(16,055,848)

NET ASSETS — 100.00%	$1,317,518,010

CPO  —  Certificates of Participation (Ordinary)

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $1,830,645,702. Net unrealized depreciation was $497,071,844, of which $9,038,476 represented gross unrealized appreciation on securities and $506,110,320 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,312,306,646	$—	$16	$1,312,306,662
Money market funds	21,267,196	—	—	21,267,196

Total	$1,333,573,842	$—	$16	$1,333,573,858

See notes to financial statements.

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 97.30%

AEROSPACE & DEFENSE — 0.80%
Korea Aerospace Industries Ltd. Class A	363,051	$27,578,852

		27,578,852
AIR FREIGHT & LOGISTICS — 0.57%
Hyundai Glovis Co. Ltd.	119,252	19,625,778

		19,625,778
AIRLINES — 0.23%
Korean Air Lines Co. Ltd.[a]	281,546	7,966,615

		7,966,615
AUTO COMPONENTS — 4.05%
Hankook Tire Co. Ltd.	465,651	23,303,431
Hanon Systems	1,258,676	13,207,631
Hyundai Mobis Co. Ltd.	401,703	93,850,791
Hyundai Wia Corp.	116,668	9,521,783

		139,883,636
AUTOMOBILES — 4.76%
Hyundai Motor Co.	882,073	105,215,882
Kia Motors Corp.	1,569,462	59,048,369

		164,264,251
BANKS — 8.05%
BNK Financial Group Inc.	1,736,236	13,780,887
DGB Financial Group Inc.	1,198,207	9,822,073
Hana Financial Group Inc.	1,779,780	46,769,107
Industrial Bank of Korea	1,629,832	17,175,360
KB Financial Group Inc.	2,285,417	79,733,382
Shinhan Financial Group Co. Ltd.	2,506,061	92,151,122
Woori Bank	1,949,837	18,536,567

		277,968,498
BEVERAGES — 0.19%
Lotte Chilsung Beverage Co. Ltd.	4,837	6,511,513

		6,511,513
BIOTECHNOLOGY — 1.27%
Celltrion Inc.[a,b]	456,170	43,694,131

		43,694,131
BUILDING PRODUCTS — 0.41%
KCC Corp.	38,279	14,161,513

		14,161,513

Security	Shares	Value
CAPITAL MARKETS — 1.48%
Korea Investment Holdings Co. Ltd.	273,327	$9,829,967
Mirae Asset Daewoo Co. Ltd.[b]	1,284,053	9,155,355
Mirae Asset Securities Co. Ltd.	512,240	10,819,060
NH Investment & Securities Co. Ltd.	1,010,619	9,154,486
Samsung Securities Co. Ltd.	387,599	12,184,166

		51,143,034
CHEMICALS — 4.05%
Hanwha Chemical Corp.	693,887	15,931,396
Hyosung Corp.[b]	137,969	16,333,550
Kumho Petrochemical Co. Ltd.[b]	134,277	8,297,476
LG Chem Ltd.	275,571	66,853,772
Lotte Chemical Corp.	96,270	23,139,336
OCI Co. Ltd.[a,b]	118,625	9,298,498

		139,854,028
COMMERCIAL SERVICES & SUPPLIES — 0.61%
KEPCO Plant Service & Engineering Co. Ltd.[b]	160,770	9,285,729
S-1 Corp.	128,981	11,914,837

		21,200,566
CONSTRUCTION & ENGINEERING — 1.74%
Daelim Industrial Co. Ltd.	184,866	13,446,307
Daewoo Engineering & Construction Co. Ltd.[a,b]	1,045,422	5,700,597
GS Engineering & Construction Corp.[a,b]	354,822	9,148,998
Hyundai Development Co.- Engineering & Construction	370,996	15,521,940
Hyundai Engineering & Construction Co. Ltd.	469,835	16,244,071

		60,061,913
CONSUMER FINANCE — 0.28%
Samsung Card Co. Ltd.	246,367	9,777,345

		9,777,345
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.60%
KT Corp.	206,382	5,849,032
LG Uplus Corp.	1,408,439	14,715,977

		20,565,009
ELECTRIC UTILITIES — 2.29%
Korea Electric Power Corp.	1,518,164	78,971,760

		78,971,760

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2016

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.25%
Doosan Heavy Industries & Construction Co. Ltd.	347,407	$8,615,070

		8,615,070
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.82%
LG Display Co. Ltd.	1,409,203	37,978,969
LG Innotek Co. Ltd.	105,341	7,794,289
Samsung Electro-Mechanics Co. Ltd.	358,195	17,090,559
Samsung SDI Co. Ltd.	334,418	34,641,506

		97,505,323
FOOD & STAPLES RETAILING — 1.32%
BGF retail Co. Ltd.[b]	66,836	12,138,377
Dongsuh Cos. Inc.	266,840	7,382,972
E-MART Inc.	125,616	17,743,964
GS Retail Co. Ltd.	197,243	8,331,969

		45,597,282
FOOD PRODUCTS — 1.34%
CJ CheilJedang Corp.	50,904	17,782,160
Lotte Confectionery Co. Ltd.	44,474	6,760,846
Orion Corp./Republic of Korea	23,533	15,681,631
Ottogi Corp.	9,749	6,111,705

		46,336,342
GAS UTILITIES — 0.23%
Korea Gas Corp.	206,658	7,867,831

		7,867,831
HOTELS, RESTAURANTS & LEISURE — 0.91%
Kangwon Land Inc.	730,634	25,850,683
Paradise Co. Ltd.[b]	381,731	5,734,524

		31,585,207
HOUSEHOLD DURABLES — 1.88%
Coway Co. Ltd.	335,694	25,109,309
Hanssem Co. Ltd.	74,134	9,773,720
LG Electronics Inc.[b]	653,211	30,170,733

		65,053,762
INDUSTRIAL CONGLOMERATES — 5.04%
CJ Corp.	94,630	16,210,161
Hanwha Corp.	315,133	10,358,408
LG Corp.	578,667	34,201,036
Samsung C&T Corp.	451,777	61,384,947
SK Holdings Co. Ltd.	273,672	52,034,497

		174,189,049

Security	Shares	Value
INSURANCE — 3.83%
Dongbu Insurance Co. Ltd.	317,394	$19,214,435
Hanwha Life Insurance Co. Ltd.	1,611,475	8,194,675
Hyundai Marine & Fire Insurance Co. Ltd.	425,305	12,892,654
Samsung Fire & Marine Insurance Co. Ltd.	202,281	48,982,843
Samsung Life Insurance Co. Ltd.	463,973	42,860,286

		132,144,893
INTERNET SOFTWARE & SERVICES — 4.02%
Kakao Corp.[b]	200,173	14,595,574
NAVER Corp.	163,813	124,145,278

		138,740,852
IT SERVICES — 0.89%
Samsung SDS Co. Ltd.	213,601	30,651,265

		30,651,265
MACHINERY — 1.18%
Hyundai Heavy Industries Co. Ltd.[a,b]	256,417	31,620,931
Samsung Heavy Industries Co. Ltd.[a,b]	1,068,709	9,278,119

		40,899,050
MEDIA — 0.47%
Cheil Worldwide Inc.	518,911	7,399,718
CJ E&M Corp.	140,048	8,729,449

		16,129,167
METALS & MINING — 3.80%
Hyundai Steel Co.	502,024	23,097,606
Korea Zinc Co. Ltd.	53,195	22,828,527
POSCO	412,024	85,361,026

		131,287,159
MULTILINE RETAIL — 1.01%
Hyundai Department Store Co. Ltd.	104,407	11,751,640
Lotte Shopping Co. Ltd.	73,544	13,389,625
Shinsegae Inc.	53,776	9,814,723

		34,955,988
OIL, GAS & CONSUMABLE FUELS — 2.43%
GS Holdings Corp.	335,103	14,846,716
S-Oil Corp.	288,682	18,304,769
SK Innovation Co. Ltd.	388,127	50,647,963

		83,799,448

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2016

Security	Shares	Value
PERSONAL PRODUCTS — 3.97%
AmorePacific Corp.	191,129	$66,166,631
AmorePacific Group	175,029	22,761,619
LG Household & Health Care Ltd.	56,314	48,031,044

		136,959,294
PHARMACEUTICALS — 1.19%
Hanmi Pharm Co. Ltd.[b]	33,437	17,813,075
Hanmi Science Co. Ltd.	81,949	9,848,579
Yuhan Corp.	51,840	13,413,309

		41,074,963
ROAD & RAIL — 0.26%
CJ Korea Express Corp.[a]	49,208	8,870,680

		8,870,680
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.24%
SK Hynix Inc.	3,421,971	111,866,227

		111,866,227
SOFTWARE — 0.76%
NCsoft Corp.	108,834	26,354,421

		26,354,421
SPECIALTY RETAIL — 0.39%
Hotel Shilla Co. Ltd.[b]	223,118	13,567,175

		13,567,175
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 21.50%
Samsung Electronics Co. Ltd.	510,968	742,392,969

		742,392,969
TOBACCO — 2.10%
KT&G Corp.	691,555	72,566,758

		72,566,758
TRADING COMPANIES & DISTRIBUTORS — 0.38%
Posco Daewoo Corp.	346,753	7,121,654
SK Networks Co. Ltd.	1,039,901	5,903,653

		13,025,307
WIRELESS TELECOMMUNICATION SERVICES — 0.71%
SK Telecom Co. Ltd.	125,749	24,642,293

		24,642,293

TOTAL COMMON STOCKS
(Cost: $1,717,677,521)		3,359,906,217

Security	Shares	Value
PREFERRED STOCKS — 2.57%

AUTOMOBILES — 0.99%
Hyundai Motor Co.	151,054	$12,978,451
Hyundai Motor Co. Series 2	236,838	21,347,282

		34,325,733
CHEMICALS — 0.26%
LG Chem Ltd.	54,980	8,875,695

		8,875,695
PERSONAL PRODUCTS — 0.59%
AmorePacific Corp.	61,227	12,080,663
LG Household & Health Care Ltd.	15,909	8,118,584

		20,199,247
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.73%
Samsung Electronics Co. Ltd.	21,367	25,372,115

		25,372,115

TOTAL PREFERRED STOCKS
(Cost: $51,604,678)		88,772,790

RIGHTS — 0.00%

INDUSTRIAL CONGLOMERATES — 0.00%
Hanwha Corp.[a]	73,648	—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 3.88%

MONEY MARKET FUNDS — 3.88%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	129,185,165	129,185,165
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	4,717,300	4,717,300

		133,902,465

TOTAL SHORT-TERM INVESTMENTS
(Cost: $133,902,465)		133,902,465

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 103.75%
(Cost: $1,903,184,664)[f]	$3,582,581,472
Other Assets, Less Liabilities — (3.75)%	(129,611,284)

NET ASSETS — 100.00%	$3,452,970,188

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $2,498,105,253. Net unrealized appreciation was $1,084,476,219, of which $1,749,647,521 represented gross unrealized appreciation on securities and $665,171,302 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2		Level 3	Total
Investments:
Assets:
Common stocks	$3,359,906,217	$—		$—	$3,359,906,217
Preferred stocks	88,772,790	—		—	88,772,790
Rights	—	0	[a]	—	0	[a]
Money market funds	133,902,465	—		—	133,902,465

Total	$3,582,581,472	$0	[a]	$—	$3,582,581,472

[a]	Rounds to less than $1.

The iShares MSCI South Korea Capped ETF had transfers from Level 2 to Level 1 during the year ended August 31, 2016 in the amount of $34,531,387, resulting from the resumption of trading after a temporary suspension.

See notes to financial statements.

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares Edge MSCI Min Vol Global ETF	iShares MSCI Australia ETF	iShares MSCI Canada ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,913,324,123	$1,945,199,873	$3,630,921,052
Affiliated (Note 2)	90,835,243	2,939,512	8,409,692

Total cost of investments	$3,004,159,366	$1,948,139,385	$3,639,330,744

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,252,752,677	$1,650,652,404	$3,089,237,899
Affiliated (Note 2)	90,835,243	2,939,512	8,409,692

Total fair value of investments	3,343,587,920	1,653,591,916	3,097,647,591
Foreign currency, at value[b]	4,569,273	12,664,844	6,261,201
Foreign currency pledged to broker, at value[b]	—	741,169	55,203
Receivables:
Investment securities sold	24,977	1,220,874	13,521,199
Dividends and interest	7,886,481	12,041,753	4,197,809
Futures variation margin	—	156,262	365,605
Tax reclaims	1,381,304	—	—

Total Assets	3,357,449,955	1,680,416,818	3,122,048,608

LIABILITIES
Payables:
Investment securities purchased	487,063	8,593,786	15,791,361
Collateral for securities on loan (Note 1)	88,500,685	2,407,298	7,205,616
Foreign taxes (Note 1)	182,769	—	—
Securities related to in-kind transactions (Note 4)	24,977	—	—
Investment advisory fees (Note 2)	566,116	713,403	1,258,040

Total Liabilities	89,761,610	11,714,487	24,255,017

NET ASSETS	$3,267,688,345	$1,668,702,331	$3,097,793,591

Net assets consist of:
Paid-in capital	$2,995,832,616	$2,218,813,450	$4,127,424,948
Undistributed net investment income	16,401,105	11,677,105	4,768,460
Accumulated net realized loss	(83,905,963)	(267,089,352)	(492,941,872)
Net unrealized appreciation (depreciation)	339,360,587	(294,698,872)	(541,457,945)

NET ASSETS	$3,267,688,345	$1,668,702,331	$3,097,793,591

Shares outstanding[c]	43,100,000	82,200,000	122,300,000

Net asset value per share	$75.82	$20.30	$25.33

[a]	Securities on loan with values of $84,045,570, $2,291,038 and $6,580,021, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: if any: $4,573,576, $13,565,434 and $6,422,555, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 627.8 million and 340.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	109

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2016

	iShares MSCI Japan ETF	iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$15,240,138,759	$1,750,709,240	$1,769,282,199
Affiliated (Note 2)	52,121,686	21,267,196	133,902,465

Total cost of investments	$15,292,260,445	$1,771,976,436	$1,903,184,664

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$13,966,201,873	$1,312,306,662	$3,448,679,007
Affiliated (Note 2)	52,121,686	21,267,196	133,902,465

Total fair value of investments	14,018,323,559	1,333,573,858	3,582,581,472
Foreign currency, at value[b]	42,965,019	3,586,695	75
Foreign currency pledged to broker, at value[b]	1,976,219	—	—
Receivables:
Investment securities sold	16,957,367	46,507,552	135,128,614
Due from custodian (Note 4)	—	560,403	—
Dividends and interest	20,446,401	438,937	1,170,425
Capital shares sold	399,825	—	11,383,623
Futures variation margin	668,719	—	—
Tax reclaims	195,329	—	—

Total Assets	14,101,932,438	1,384,667,445	3,730,264,209

LIABILITIES
Payables:
Investment securities purchased	30,000,049	47,008,839	146,284,635
Collateral for securities on loan (Note 1)	50,929,509	19,391,449	129,185,165
Capital shares redeemed	—	226,203	—
Foreign taxes (Note 1)	—	—	1,767
Investment advisory fees (Note 2)	5,823,216	522,944	1,822,454

Total Liabilities	86,752,774	67,149,435	277,294,021

NET ASSETS	$14,015,179,664	$1,317,518,010	$3,452,970,188

Net assets consist of:
Paid-in capital	$16,477,764,467	$2,030,725,239	$3,150,569,222
Undistributed (distributions in excess of) net investment income	41,500,905	(3,342,828)	(111,718,391)
Accumulated net realized loss	(1,230,622,922)	(271,221,596)	(1,264,998,693)
Net unrealized appreciation (depreciation)	(1,273,462,786)	(438,642,805)	1,679,118,050

NET ASSETS	$14,015,179,664	$1,317,518,010	$3,452,970,188

Shares outstanding[c]	1,143,000,000	26,100,000	60,700,000

Net asset value per share	$12.26	$50.48	$56.89

[a]	Securities on loan with values of $48,250,480, $17,567,116 and $123,330,973, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: if any: $45,200,166, $3,648,057 and $75, respectively.
[c]	$0.001 par value, number of shares authorized: 2.5246 billion, 255 million and 200 million, respectively.

See notes to financial statements.

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® , INC.

Year ended August 31, 2016

	iShares Edge MSCI Min Vol Global ETF	iShares MSCI Australia ETF	iShares MSCI Canada ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$69,357,815	$69,441,901	$60,851,453
Dividends — affiliated (Note 2)	11,411	2,197	2,828
Interest — unaffiliated	8	519	—
Securities lending income — affiliated — net (Note 2)	575,676	157,133	65,737

	69,944,910	69,601,750	60,920,018
Less: Other foreign taxes (Note 1)	(182,790)	—	—

Total investment income	69,762,120	69,601,750	60,920,018

EXPENSES
Investment advisory fees (Note 2)	8,421,949	6,860,963	11,048,003

Total expenses	8,421,949	6,860,963	11,048,003
Less investment advisory fees waived (Note 2)	(3,236,389)	—	—

Net expenses	5,185,560	6,860,963	11,048,003

Net investment income	64,576,560	62,740,787	49,872,015

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(54,696,684)	(60,541,800)	(104,863,544)
In-kind redemptions — unaffiliated	85,379,701	37,627,276	42,803,485
Futures contracts	—	(586,986)	153,782
Foreign currency transactions	189,724	1,236,047	153,434

Net realized gain (loss)	30,872,741	(22,265,463)	(61,752,843)

Net change in unrealized appreciation/depreciation on:
Investments	252,854,812	136,736,563	236,582,911
Futures contracts	—	463,491	505,658
Translation of assets and liabilities in foreign currencies	18,367	29,717	3,804

Net change in unrealized appreciation/depreciation	252,873,179	137,229,771	237,092,373

Net realized and unrealized gain	283,745,920	114,964,308	175,339,530

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$348,322,480	$177,705,095	$225,211,545

[a]	Net of foreign withholding tax of $3,439,235, $1,551,150 and $10,501,831, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	111

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Japan ETF	iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$346,056,818	$28,068,274	$48,314,067
Dividends — affiliated (Note 2)	9,016	1,532	13,156
Interest — unaffiliated	—	—	468
Securities lending income — affiliated — net (Note 2)	1,519,660	461,018	7,872,475

	347,585,494	28,530,824	56,200,166
Less: Other foreign taxes (Note 1)	—	—	(2,244)

Total investment income	347,585,494	28,530,824	56,197,922

EXPENSES
Investment advisory fees (Note 2)	83,098,869	5,958,256	20,701,322

Total expenses	83,098,869	5,958,256	20,701,322

Net investment income	264,486,625	22,572,568	35,496,600

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(390,769,068)	(91,088,205)	(72,519,064)
In-kind redemptions — unaffiliated	559,560,407	(13,710,609)	—
Futures contracts	(10,002,525)	—	—
Foreign currency transactions	20,246,854	(626,134)	77,121

Net realized gain (loss)	179,035,668	(105,424,948)	(72,441,943)

Net change in unrealized appreciation/depreciation on:
Investments	(337,992,956)	13,849,595	641,612,621
Futures contracts	3,526,516	—	—
Translation of assets and liabilities in foreign currencies	(1,083,600)	(71,612)	(222,879)

Net change in unrealized appreciation/depreciation	(335,550,040)	13,777,983	641,389,742

Net realized and unrealized gain (loss)	(156,514,372)	(91,646,965)	568,947,799

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$107,972,253	$(69,074,397)	$604,444,399

[a]	Net of foreign withholding tax of $38,357,610, $400,584 and $9,288,413, respectively.

See notes to financial statements.

112	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® , INC.

	iShares Edge MSCI Min Vol Global ETF		iShares MSCI Australia ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$64,576,560	$44,309,164	$62,740,787	$89,352,838
Net realized gain (loss)	30,872,741	43,296,827	(22,265,463)	(42,403,229)
Net change in unrealized appreciation/depreciation	252,873,179	(88,854,431)	137,229,771	(586,867,702)

Net increase (decrease) in net assets resulting from operations	348,322,480	(1,248,440)	177,705,095	(539,918,093)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(59,015,735)	(39,259,118)	(59,291,158)	(88,722,742)

Total distributions to shareholders	(59,015,735)	(39,259,118)	(59,291,158)	(88,722,742)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,225,242,572	1,101,077,585	683,182,993	286,641,003
Cost of shares redeemed	(362,492,946)	(227,950,517)	(360,957,779)	(477,049,572)

Net increase (decrease) in net assets from capital share transactions	862,749,626	873,127,068	322,225,214	(190,408,569)

INCREASE (DECREASE) IN NET ASSETS	1,152,056,371	832,619,510	440,639,151	(819,049,404)

NET ASSETS
Beginning of year	2,115,631,974	1,283,012,464	1,228,063,180	2,047,112,584

End of year	$3,267,688,345	$2,115,631,974	$1,668,702,331	$1,228,063,180

Undistributed net investment income included in net assets at end of year	$16,401,105	$10,644,923	$11,677,105	$6,449,210

SHARES ISSUED AND REDEEMED
Shares sold	16,900,000	15,700,000	35,400,000	12,800,000
Shares redeemed	(5,100,000)	(3,200,000)	(19,000,000)	(22,400,000)

Net increase (decrease) in shares outstanding	11,800,000	12,500,000	16,400,000	(9,600,000)

See notes to financial statements.

FINANCIAL STATEMENTS	113

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Canada ETF		iShares MSCI Japan ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$49,872,015	$51,171,586	$264,486,625	$198,077,924
Net realized gain (loss)	(61,752,843)	(185,598)	179,035,668	433,991,900
Net change in unrealized appreciation/depreciation	237,092,373	(888,177,701)	(335,550,040)	(336,921,644)

Net increase (decrease) in net assets resulting from operations	225,211,545	(837,191,713)	107,972,253	295,148,180

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(46,033,306)	(56,091,045)	(261,611,433)	(187,336,932)

Total distributions to shareholders	(46,033,306)	(56,091,045)	(261,611,433)	(187,336,932)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,347,709,468	422,191,995	3,254,831,968	8,592,356,336
Cost of shares redeemed	(360,548,208)	(1,384,361,375)	(8,233,815,497)	(4,281,553,914)

Net increase (decrease) in net assets from capital share transactions	987,161,260	(962,169,380)	(4,978,983,529)	4,310,802,422

INCREASE (DECREASE) IN NET ASSETS	1,166,339,499	(1,855,452,138)	(5,132,622,709)	4,418,613,670

NET ASSETS
Beginning of year	1,931,454,092	3,786,906,230	19,147,802,373	14,729,188,703

End of year	$3,097,793,591	$1,931,454,092	$14,015,179,664	$19,147,802,373

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$4,768,460	$415,638	$41,500,905	$(21,895,543)

SHARES ISSUED AND REDEEMED
Shares sold	57,300,000	14,300,000	279,600,000	697,200,000
Shares redeemed	(15,400,000)	(48,900,000)	(712,200,000)	(366,600,000)

Net increase (decrease) in shares outstanding	41,900,000	(34,600,000)	(432,600,000)	330,600,000

See notes to financial statements.

114	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Mexico Capped ETF		iShares MSCI South Korea Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$22,572,568	$23,159,039	$35,496,600	$33,901,757
Net realized loss	(105,424,948)	(218,038,852)	(72,441,943)	(284,471,604)
Net change in unrealized appreciation/depreciation	13,777,983	(502,228,529)	641,389,742	(1,094,121,115)

Net increase (decrease) in net assets resulting from operations	(69,074,397)	(697,108,342)	604,444,399	(1,344,690,962)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,509,179)	(30,297,965)	(75,311,690)	(50,182,957)

Total distributions to shareholders	(31,509,179)	(30,297,965)	(75,311,690)	(50,182,957)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,471,785,156	862,520,515	456,857,078	649,650,453
Cost of shares redeemed	(1,260,625,873)	(2,203,323,997)	(693,973,908)	(985,441,132)

Net increase (decrease) in net assets from capital share transactions	211,159,283	(1,340,803,482)	(237,116,830)	(335,790,679)

INCREASE (DECREASE) IN NET ASSETS	110,575,707	(2,068,209,789)	292,015,879	(1,730,664,598)

NET ASSETS
Beginning of year	1,206,942,303	3,275,152,092	3,160,954,309	4,891,618,907

End of year	$1,317,518,010	$1,206,942,303	$3,452,970,188	$3,160,954,309

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(3,342,828)	$597,098	$(111,718,391)	$(78,505,763)

SHARES ISSUED AND REDEEMED
Shares sold	28,200,000	14,400,000	8,900,000	10,650,000
Shares redeemed	(25,000,000)	(37,300,000)	(13,850,000)	(18,650,000)

Net increase (decrease) in shares outstanding	3,200,000	(22,900,000)	(4,950,000)	(8,000,000)

See notes to financial statements.

FINANCIAL STATEMENTS	115

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Global ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Oct. 18, 2011[a] to Aug. 31, 2012
Net asset value, beginning of period	$67.59	$68.25	$59.99	$55.65	$50.02

Income from investment operations:
Net investment income[b]	1.79	1.70	1.72	1.68	1.49
Net realized and unrealized gain (loss)[c]	8.07	(0.89)	8.18	4.20	4.67

Total from investment operations	9.86	0.81	9.90	5.88	6.16

Less distributions from:
Net investment income	(1.63)	(1.47)	(1.64)	(1.54)	(0.53)

Total distributions	(1.63)	(1.47)	(1.64)	(1.54)	(0.53)

Net asset value, end of period	$75.82	$67.59	$68.25	$59.99	$55.65

Total return	14.76%	1.15%	16.70%	10.69%	12.41%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,267,688	$2,115,632	$1,283,012	$1,007,760	$578,776
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.23%
Ratio of expenses to average net assets prior to waived fees[e]	0.32%	0.33%	0.33%	0.34%	0.34%
Ratio of net investment income to average net assets[e]	2.49%	2.41%	2.67%	2.83%	3.17%
Portfolio turnover rate[f]	24%	22%	24%	13%	22%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 23%, 22%, 23%, 13% and 22%, respectively. See Note 4.

See notes to financial statements.

116	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$18.66	$27.15	$23.61	$23.39	$24.18

Income from investment operations:
Net investment income[a]	0.84	1.23	1.10	1.02	1.04
Net realized and unrealized gain (loss)[b]	1.59	(8.49)	3.43	0.64	(0.72)

Total from investment operations	2.43	(7.26)	4.53	1.66	0.32

Less distributions from:
Net investment income	(0.79)	(1.23)	(0.99)	(1.44)	(1.11)

Total distributions	(0.79)	(1.23)	(0.99)	(1.44)	(1.11)

Net asset value, end of year	$20.30	$18.66	$27.15	$23.61	$23.39

Total return	13.36%	(27.31)%	19.76%	7.06%	1.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,668,702	$1,228,063	$2,047,113	$1,916,849	$2,493,699
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	4.41%	5.37%	4.28%	4.05%	4.61%
Portfolio turnover rate[c]	7%	9%	6%	6%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$24.02	$32.93	$27.34	$27.52	$29.89

Income from investment operations:
Net investment income[a]	0.51	0.54	0.59	0.60	0.53
Net realized and unrealized gain (loss)[b]	1.29	(8.85)	5.62	(0.10)	(2.33)

Total from investment operations	1.80	(8.31)	6.21	0.50	(1.80)

Less distributions from:
Net investment income	(0.49)	(0.60)	(0.62)	(0.68)	(0.57)

Total distributions	(0.49)	(0.60)	(0.62)	(0.68)	(0.57)

Net asset value, end of year	$25.33	$24.02	$32.93	$27.34	$27.52

Total return	7.73%	(25.48)%	23.00%	1.84%	(5.87)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,097,794	$1,931,454	$3,786,906	$3,428,223	$4,254,544
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	2.18%	1.92%	1.97%	2.12%	1.94%
Portfolio turnover rate[c]	4%	5%	6%	7%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

118	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$12.15	$11.83	$10.97	$9.02	$9.80

Income from investment operations:
Net investment income[a]	0.18	0.15	0.15	0.13	0.18
Net realized and unrealized gain (loss)[b]	0.11	0.30	0.88	1.97	(0.77)

Total from investment operations	0.29	0.45	1.03	2.10	(0.59)

Less distributions from:
Net investment income	(0.18)	(0.13)	(0.17)	(0.15)	(0.19)

Total distributions	(0.18)	(0.13)	(0.17)	(0.15)	(0.19)

Net asset value, end of year	$12.26	$12.15	$11.83	$10.97	$9.02

Total return	2.44%	3.84%	9.39%	23.46%	(5.96)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$14,015,180	$19,147,802	$14,729,189	$10,461,942	$4,629,034
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of net investment income to average net assets	1.53%	1.20%	1.31%	1.18%	1.95%
Portfolio turnover rate[c]	4%	2%	2%	4%	3%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$52.70	$71.51	$61.93	$60.96	$58.39

Income from investment operations:
Net investment income[a]	0.93	0.68	1.06	0.75	0.73
Net realized and unrealized gain (loss)[b]	(1.82)	(18.56)	9.61	0.85	2.76

Total from investment operations	(0.89)	(17.88)	10.67	1.60	3.49

Less distributions from:
Net investment income	(1.33)	(0.93)	(1.09)	(0.63)	(0.92)

Total distributions	(1.33)	(0.93)	(1.09)	(0.63)	(0.92)

Net asset value, end of year	$50.48	$52.70	$71.51	$61.93	$60.96

Total return	(1.68)%	(25.10)%	17.42%	2.53%	6.13%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,317,518	$1,206,942	$3,275,152	$2,217,052	$1,182,700
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of net investment income to average net assets	1.82%	1.10%	1.61%	1.09%	1.26%
Portfolio turnover rate[c]	8%	13%	19%	32%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

120	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$48.15	$66.42	$57.67	$55.97	$56.74

Income from investment operations:
Net investment income[a]	0.56	0.46	0.25	0.23	0.23
Net realized and unrealized gain (loss)[b]	9.38	(18.07)	9.40	1.83	(0.63)

Total from investment operations	9.94	(17.61)	9.65	2.06	(0.40)

Less distributions from:
Net investment income	(1.20)	(0.66)	(0.90)	(0.36)	(0.37)

Total distributions	(1.20)	(0.66)	(0.90)	(0.36)	(0.37)

Net asset value, end of year	$56.89	$48.15	$66.42	$57.67	$55.97

Total return	20.92%	(26.58)%	16.83%	3.65%	(0.62)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,452,970	$3,160,954	$4,891,619	$3,376,516	$2,669,551
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	1.09%	0.81%	0.39%	0.40%	0.42%
Portfolio turnover rate[c]	22%	24%	13%	13%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013, and August 31, 2012 were 10%, 10%, 10%, 11%, and 8%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	121

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Min Vol Global[a]	Diversified
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico Capped	Non-diversified
MSCI South Korea Capped	Non-diversified

[a]	Formerly the iShares MSCI All Country World Minimum Volatility ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

122	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business

124	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Edge MSCI Min Vol Global
Barclays Capital Inc.	$772,165	$772,165	$—
Citigroup Global Markets Inc.	1,205,030	1,205,030	—
Credit Suisse Securities (USA) LLC	4,756,496	4,756,496	—
Deutsche Bank AG	56,985	56,985	—
Deutsche Bank Securities Inc.	1,758,307	1,758,307	—
Goldman Sachs & Co.	13,486,466	13,486,466	—
Jefferies LLC	1,807,220	1,807,220	—
JPMorgan Clearing Corp.	14,959	14,959	—
Macquarie Capital (USA) Inc.	4,372,632	4,372,632	—
Merrill Lynch, Pierce, Fenner & Smith	8,870,236	8,870,236	—
Morgan Stanley & Co. International PLC	10,181,363	10,181,363	—
Morgan Stanley & Co. LLC	22,118,376	22,118,376	—
Nomura Securities International Inc.	1,646,283	1,646,283	—
SG Americas Securities LLC	172,805	172,805	—
State Street Bank & Trust Company	12,564,540	12,564,540	—
UBS Securities LLC	261,707	261,707	—

	$84,045,570	$84,045,570	$—

MSCI Australia
UBS Securities LLC	$2,291,038	$2,291,038	$—

	$2,291,038	$2,291,038	$—

MSCI Canada
Credit Suisse Securities (USA) LLC	$4,344,011	$4,344,011	$—
Goldman Sachs & Co.	2,236,010	2,236,010	—

	$6,580,021	$6,580,021	$—

MSCI Japan
Barclays Capital Inc.	$321,280	$321,280	$—
BNP Paribas Prime Brokerage Inc.	629,961	629,961	—
Citigroup Global Markets Inc.	1,173,089	1,173,089	—
Credit Suisse Securities (USA) LLC	2,170,197	2,170,197	—
Deutsche Bank Securities Inc.	2,901,503	2,901,503	—
Goldman Sachs & Co.	11,949,208	11,949,208	—
Merrill Lynch, Pierce, Fenner & Smith	2,830,430	2,830,430	—
Morgan Stanley & Co. LLC	20,226,761	20,226,761	—
Nomura Securities International Inc.	5,365,346	5,365,346	—
UBS Securities LLC	682,705	682,705	—

	$48,250,480	$48,250,480	$—

126	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Mexico Capped
Credit Suisse Securities (USA) LLC	$1,208,128	$1,208,128	$—
Deutsche Bank Securities Inc.	244,026	244,026	—
Goldman Sachs & Co.	6,827,593	6,827,593	—
Morgan Stanley & Co. LLC	8,248,431	8,248,431	—
UBS Securities LLC	1,038,938	1,038,938	—

	$17,567,116	$17,567,116	$—

MSCI South Korea Capped
Citigroup Global Markets Inc.	$18,772,789	$18,772,789	$—
Credit Suisse Securities (USA) LLC	13,980,131	13,980,131	—
Deutsche Bank Securities Inc.	565,561	565,561	—
Goldman Sachs & Co.	26,238,560	26,238,560	—
HSBC Bank PLC	6,180,774	6,180,774	—
JPMorgan Clearing Corp.	5,840,970	5,840,970	—
Merrill Lynch, Pierce, Fenner & Smith	27,293,438	27,293,438	—
Morgan Stanley & Co. LLC	18,707,882	18,707,882	—
Nomura Securities International Inc.	731,182	731,182	—
UBS Securities LLC	5,019,686	5,019,686	—

	$123,330,973	$123,330,973	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Edge MSCI Min Vol Global ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion

In addition, the iShares Edge MSCI Min Vol Global ETF indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2018 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any. BFA has also contractually agreed to waive an

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements (Continued)

iSHARES®, INC.

additional portion of its investment advisory fee for the Fund through December 31, 2018 in order to limit total annual operating expenses after fee waiver to 0.20% of average daily net assets.

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

For its investment advisory services to the iShares MSCI South Korea Capped ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $24 billion[a]
0.48	Over $24 billion, up to and including $32 billion[a]
0.45	Over $32 billion

[a]	Breakpoint level was added or amended effective July 1, 2016.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

128	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Min Vol Global	$161,675
MSCI Australia	37,510
MSCI Canada	20,957
MSCI Japan	380,477
MSCI Mexico Capped	122,423
MSCI South Korea Capped	1,936,391

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Global	$95,803,211	$20,722,967
MSCI Australia	3,509,440	330,509
MSCI Japan	65,611,003	29,810,840
MSCI South Korea Capped	47,735,183	996,458

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Global	$842,690,220	$622,702,748
MSCI Australia	121,458,445	104,877,891
MSCI Canada	137,544,140	103,563,021
MSCI Japan	723,169,041	858,299,041
MSCI Mexico Capped	117,967,514	104,703,749
MSCI South Korea Capped	718,274,361	997,129,986

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Min Vol Global	$998,852,158	$341,395,189
MSCI Australia	664,430,715	357,382,556
MSCI Canada	1,311,430,660	356,055,799
MSCI Japan	3,169,238,535	7,993,604,312
MSCI Mexico Capped	1,452,334,569	1,252,645,516

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

130	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the value of futures contracts held as of August 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation (depreciation)[a]	$156,262	$365,605	$668,719

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended August 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$(586,986)	$153,782	$(10,002,525)

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$463,491	$505,658	$3,526,516

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2016 :

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Average value of contracts purchased	$15,052,432	$6,140,151	$102,414,104

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements (Continued)

iSHARES®, INC.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

132	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Min Vol Global	$82,629,920	$195,357	$(82,825,277)
MSCI Australia	794,334	1,778,266	(2,572,600)
MSCI Canada	14,451,637	514,113	(14,965,750)
MSCI Japan	319,965,190	60,521,256	(380,486,446)
MSCI Mexico Capped	(70,029,874)	4,996,685	65,033,189
MSCI South Korea Capped	(5,788,592)	6,602,462	(813,870)

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
Edge MSCI Min Vol Global
Ordinary income	$59,015,735	$39,259,118

MSCI Australia
Ordinary income	$59,291,158	$88,722,742

MSCI Canada
Ordinary income	$46,033,306	$56,091,045

MSCI Japan
Ordinary income	$261,611,433	$187,336,932

MSCI Mexico Capped
Ordinary income	$31,509,179	$30,297,965

MSCI South Korea Capped
Ordinary income	$75,311,690	$50,182,957

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Edge MSCI Min Vol Global	$22,600,779	$(24,755,016)	$307,093,016	$(33,083,050)	$271,855,729
MSCI Australia	28,782,364	(197,019,706)	(365,684,531)	(16,189,246)	(550,111,119)
MSCI Canada	6,212,407	(384,093,913)	(587,574,923)	(64,174,928)	(1,029,631,357)
MSCI Japan	70,548,120	(800,811,113)	(1,478,765,829)	(253,555,981)	(2,462,584,803)
MSCI Mexico Capped	3,502,609	(169,297,369)	(497,312,071)	(50,100,398)	(713,207,229)
MSCI South Korea Capped	—	(714,496,784)	1,084,197,461	(67,299,711)	302,400,966

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the characterization of corporate actions, tax deferral of losses on wash sales, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Edge MSCI Min Vol Global	$24,755,016	$—	$—	$—	$24,755,016
MSCI Australia	137,537,973	24,006,125	23,348,244	12,127,364	197,019,706
MSCI Canada	272,374,434	27,886,883	68,928,677	14,903,919	384,093,913
MSCI Japan	371,710,340	116,295,478	173,577,101	139,228,194	800,811,113
MSCI Mexico Capped	134,670,245	8,973,988	2,789,471	22,863,665	169,297,369
MSCI South Korea Capped	348,410,462	60,990,953	226,591,665	78,503,704	714,496,784

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

At the meeting of the Board held on September 28-29, 2016, the Board approved a one-for-four reverse stock split for the iShares MSCI Japan ETF, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of four, while increasing the NAV per share by a factor of four, resulting in no effect on the net assets of the Fund.

134	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Min Vol Global ETF, iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico Capped ETF and iShares MSCI South Korea Capped ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	135

Notes:

136	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	137

Notes:

138	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-801-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Adaptive Currency Hedged MSCI Eurozone ETF | DEZU | BATS
➢	iShares Currency Hedged MSCI Eurozone ETF | HEZU | NYSE Arca
➢	iShares Currency Hedged MSCI Germany ETF | HEWG | NYSE Arca
➢	iShares Currency Hedged MSCI Italy ETF | HEWI | NYSE Arca
➢	iShares Currency Hedged MSCI Spain ETF | HEWP | NYSE Arca
➢	iShares Currency Hedged MSCI Switzerland ETF | HEWL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EUROZONE ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(0.75)%	(0.13)%	(0.36)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/5/16. The first day of secondary market trading was 1/7/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,072.00	$0.16	$1,000.00	$1,025.00	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Adaptive Currency Hedged MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while dynamically hedging currency risk for a U.S. dollar based investor, as represented by the MSCI EMU Adaptive Hedge to USD Index (the “Index”).

The Index applies a methodology, based on a hedge ratio as calculated by MSCI Inc., that sells the total value or a portion of the total value of each non-U.S. dollar currency in which the constituent securities are denominated in the form of a one-month currency contract to create a “hedge” against fluctuations in the relative value of the currencies in relation to the U.S. dollar. The hedge ratio is based on four commonly used indicators for measuring currency risk. The overall effect, since the four indicators are equally weighted, is that each foreign currency represented by constituent weights in the Index can be unhedged, 25% hedged, 50% hedged, 75% hedged or fully hedged relative to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EUROZONE ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF. For the period from January 5, 2016 (inception date of the Fund) through August 31, 2016 (the “reporting period”), the total return for the Fund was -0.75%, net of fees, while the total return for the Index was -0.36%.

Eurozone stocks, as represented by the Index, declined modestly for the reporting period. The euro-area economy grew at a 0.3% annual rate in the second quarter of 2016, while the unemployment rate was 10.1% in July 2016, the latest period for which data were available. Consumer prices in the Eurozone were flat for the reporting period. To head off potential deflation and stimulate growth, the European Central Bank cut interest rates to 0% in March of 2016 and announced a corporate asset purchase program aimed at lowering long-term corporate borrowing costs.

Germany, France, and the Netherlands, which accounted for approximately 73% of the Index on average during the reporting period, were the leading contributors to the Index’s performance. On the downside, equities in Italy and Spain were hard hit by the crisis in the banking sector, and they were leading detractors from the Index’s return in U.S. dollar terms.

From a sector standpoint, stocks in the industrials and materials sectors contributed the most to the Index’s performance during the reporting period despite slower industrial production and restrained manufacturing activity in the Eurozone. The consumer staples, energy, and information technology sectors were other sources of strength. Financials detracted the most from the Index’s return for the reporting period, driven by banks, which struggled with the difficult economic environment, negative interest rates, and poor performance on the European Banking Authority’s stress tests. Telecommunication services and healthcare stocks also detracted from the Index’s return.

Although the euro was little changed relative to the U.S. dollar during the reporting period, the currency hedging portion of the Index had a negative impact on the Index’s return. The adaptive currency hedging component of the Index utilizes a hedge ratio that modifies currency exposure based on the difference in interest rates, relative valuation, currency momentum, and currency volatility. During the reporting period, the hedge ratio fluctuated in a range of 25% to 75% of the Index’s non-U.S. currency exposure, measuring 50% at the end of the reporting period.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Financials [3]	17.46%
Industrials	15.12
Consumer Discretionary	13.74
Consumer Staples	12.22
Materials	8.30
Health Care	7.93
Information Technology	7.56
Utilities	5.48
Energy	5.28
Telecommunication Services	4.73
Real Estate [3]	2.18

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 8/31/16

Country	Percentage of Total Investments [2]

France	32.00%
Germany	30.03
Netherlands	10.85
Spain	10.03
Italy	6.54
Belgium	4.42
Finland	3.21
Ireland	1.60
Austria	0.59
Portugal	0.51

TOTAL	99.78%

[1]	Table shown is for the iShares MSCI Eurozone ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.02)%	(1.06)%	(0.96)%	(1.02)%	(1.06)%	(0.96)%
Since Inception	2.29%	2.29%	2.88%	4.99%	4.99%	6.26%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,084.00	$0.16	$1,000.00	$1,025.00	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI EMU 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the euro in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the euro.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -1.02%, net of fees, while the total return for the Index was -0.96%.

Eurozone stocks, as represented by the Index, declined for the reporting period. The euro-area economy grew at a 0.3% annual rate in the second quarter of 2016, while the unemployment rate was 10.1% in July 2016, the latest period for which data were available. Consumer prices in the Eurozone rose 0.2% for the year ended in August 2016. To head off potential deflation and stimulate growth, the European Central Bank cut interest rates to 0% in March of 2016 and announced a corporate asset purchase program aimed at lowering long-term corporate borrowing costs.

Equities in Italy, Spain, and France, which together accounted for approximately 50% of the Index on average during the reporting period, were especially hard hit by the crisis in the banking sector, and they were leading detractors from the Index’s return in U.S. dollar terms. The Netherlands, Belgium, and Germany were the leading contributors to performance.

From a sector standpoint, financials detracted the most from the Index’s return for the reporting period, driven by banks, which struggled with the difficult economic environment, negative interest rates, and poor performance on the European Banking Authority’s stress tests. Healthcare, telecommunication services, and consumer discretionary stocks also detracted from the Index’s return.

Stocks in the consumer staples sector contributed the most to the Index’s performance during the reporting period, led by the food, beverages, and tobacco industry and the household and personal products industry. The information technology, industrials, materials, and energy sectors were other sources of strength.

In currency markets, the euro was little changed relative to the U.S. dollar during the reporting period, as monetary policy in the U.S. and the Eurozone was relatively stable. The Index’s hedging activity had a positive impact on the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to Eurozone equities’ return measured in euros.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Financials [3]	17.46%
Industrials	15.12
Consumer Discretionary	13.74
Consumer Staples	12.22
Materials	8.30
Health Care	7.93
Information Technology	7.56
Utilities	5.48
Energy	5.28
Telecommunication Services	4.73
Real Estate [3]	2.18

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 8/31/16

Country	Percentage of Total Investments [2]

France	32.00%
Germany	30.03
Netherlands	10.85
Spain	10.03
Italy	6.54
Belgium	4.42
Finland	3.21
Ireland	1.60
Austria	0.59
Portugal	0.51

TOTAL	99.78%

[1]	Table shown is for the iShares MSCI Eurozone ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.50%	3.50%	3.55%	3.50%	3.50%	3.55%
Since Inception	4.75%	4.73%	4.93%	12.73%	12.67%	13.22%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,130.50	$0.21	$1,000.00	$1,024.90	$0.20	0.04%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization German equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Germany 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the euro in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the euro.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Germany ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 3.50%, net of fees, while the total return for the Index was 3.55%.

German equities, as represented by the Index, produced positive returns in U.S. dollar terms. The German economy expanded at a 3.1% annual rate in the second quarter of 2016, while the unemployment rate was 4.2% in July 2016, the lowest level in more than 35 years. In addition, corporate profits and consumer confidence improved over the course of the reporting period. At the same time, German inflation ran at just a 0.4% annual rate in August 2016, well below the European Central Bank’s (“ECB’s”) stated inflation target of 2%. To head off potential deflation and stimulate growth, the ECB cut interest rates to 0% in March 2016 and announced a corporate asset purchase program aimed at lowering long-term corporate borrowing costs.

Stocks in the information technology sector contributed the most to the Index’s performance during the reporting period in U.S. dollar terms, led by the software and semiconductors industries. In the industrials sector, industrial conglomerates helped Index performance the most, followed by transportation and machinery companies. The consumer staples and materials sectors were other sources of strength.

At the other end of the spectrum, financials stocks detracted the most from the Index’s return for the reporting period in U.S. dollar terms. Capital market companies and banks were the main sources of weakness, as they struggled with the poor outlook for growth, currency and financial market uncertainty, and the low level of interest rates in the wake of the Brexit vote. Healthcare, consumer discretionary, and utilities stocks were other sources of weakness.

In currency markets, the euro was little changed relative to the U.S. dollar during the reporting period, as monetary policy in the U.S. and the Eurozone was relatively stable. The Index’s hedging activity had a positive impact on the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to Eurozone equities’ return measured in euros.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Consumer Discretionary	19.53%
Materials	14.26
Health Care	14.15
Industrials	14.08
Financials [3]	13.29
Information Technology	9.94
Telecommunication Services	5.12
Consumer Staples	4.48
Real Estate [3]	2.77
Utilities	2.38

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/16

Security	Percentage of Total Investments [2]

Siemens AG Registered	8.22%
Bayer AG Registered	7.97
SAP SE	7.77
BASF SE	6.72
Allianz SE Registered	6.13
Daimler AG Registered	6.00
Deutsche Telekom AG Registered	4.85
Linde AG	2.86
adidas AG	2.81
Deutsche Post AG Registered	2.77

TOTAL	56.10%

[1]	Table shown is for the iShares MSCI Germany ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI ITALY ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(19.68)%	(19.89)%	(19.33)%	(19.68)%	(19.89)%	(19.33)%
Since Inception	(17.40)%	(17.41)%	(18.21)%	(20.12)%	(20.13)%	(20.95)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,014.50	$0.00	$1,000.00	$1,025.20	$0.00	0.00%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Italy ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization Italian equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Italy 25/50 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the euro in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the euro.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI ITALY ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Italy Capped ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -19.68%, net of fees, while the total return for the Index was -19.33%.

Italian stocks, as measured by the Index, declined during the reporting period. The Italian economy expanded at a 0.8% annual rate in the second quarter of 2016, while the unemployment rate was 11.4% in July 2016, the latest period for which data were available. Consumer prices in Italy declined 0.1% for the year ended in August 2016, well below the European Central Bank’s (“ECB’s”) stated inflation target of 2%. To head off potential deflation and stimulate growth, the ECB cut interest rates to 0% in March 2016 and announced a corporate asset purchase program aimed at lowering long-term corporate borrowing costs.

The financials sector, which made up about 38% of the Index on average during the reporting period, detracted the most from the Index’s performance in U.S. dollar terms. Underperformance in this sector was driven by Italian banks, which faced a number of challenges, including large exposure to non-performing loans and a need to raise capital to meet reserve requirements, which led to poor performance on the European Banking Authority’s stress tests. They faced additional challenges in the form of low interests rates and a difficult macroeconomic environment. Consumer discretionary, energy, and telecommunication services stocks were other detractors.

At the other end of the spectrum, utilities stocks contributed the most to the Index’s performance for the reporting period in U.S. dollar terms. Electric utilities in particular tend to be capital intensive businesses, which benefited from the ECB’s decision to purchase corporate bonds.

In currency markets, the euro was little changed relative to the U.S. dollar during the reporting period, as monetary policy in the U.S. and the Eurozone was relatively stable. The Index’s hedging activity had a positive impact on the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to Eurozone equities’ return measured in euros.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Financials	31.60%
Utilities	21.13
Energy	18.91
Industrials	13.65
Consumer Discretionary	10.23
Telecommunication Services	4.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/16

Security	Percentage of Total Investments [2]

Eni SpA	14.73%
Enel SpA	12.77
Intesa Sanpaolo SpA	11.34
Assicurazioni Generali SpA	4.98
UniCredit SpA	4.70
Atlantia SpA	4.41
Snam SpA	4.40
Terna Rete Elettrica Nazionale SpA	3.96
CNH Industrial NV	3.83
Luxottica Group SpA	3.70

TOTAL	68.82%

[1]	Table shown is for the iShares MSCI Italy Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI SPAIN ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(12.51)%	(12.63)%	(11.84)%	(12.51)%	(12.63)%	(11.84)%
Since Inception	(14.05)%	(14.05)%	(14.45)%	(16.31)%	(16.31)%	(16.68)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,064.20	$0.16	$1,000.00	$1,025.00	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Spain ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization Spanish equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Spain 25/50 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the euro in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the euro.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI SPAIN ETF

Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Spain Capped ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -12.51%, net of fees, while the total return for the Index was -11.84%.

Spanish stock prices, as measured by the Index, declined during the reporting period. Spain’s currency, the euro, was little changed relative to the U.S. dollar and had little effect on Index performance.

The Spanish economy grew at a 3.2% annual rate in the second quarter of 2016, while the unemployment rate fell to 20% in June 2016, the latest period for which data were available. Consumer prices in Spain declined 0.1% for the year ended in August 2016, well below the European Central Bank’s (“ECB’s”) stated inflation target of 2%. To head off potential deflation and stimulate growth, the ECB cut interest rates to 0% in March 2016 and announced a corporate asset purchase program aimed at lowering long-term corporate borrowing costs.

The financials sector, which made up about 38% of the Index on average during the reporting period, detracted the most from the Index’s performance. Underperformance in this sector was driven by Spanish banks, which performed poorly on the European Banking Authority’s stress tests due to concerns about exposure to non-performing loans and the need to raise capital to meet reserve requirements. Additional challenges included low interests rates and a difficult macroeconomic environment. Telecommunication services stocks also detracted from the Index’s return.

Conversely, utilities stocks contributed the most to the Index’s performance for the reporting period, with electric and gas utilities companies as sources of strength. Consumer discretionary stocks also contributed to performance, benefiting from the upturn in the Spanish economy in general and retail sales activity in particular. Information technology, healthcare, industrials, and consumer staples were other sector contributors to Index performance during the reporting period.

In currency markets, the euro was little changed relative to the U.S. dollar during the reporting period, as monetary policy in the U.S. and the Eurozone was relatively stable. The Index’s hedging activity had a positive impact on the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to Eurozone equities’ return measured in euros.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Financials	35.38%
Utilities	18.48
Industrials	16.17
Telecommunication Services	9.14
Consumer Discretionary	7.45
Energy	4.46
Information Technology	4.38
Health Care	2.58
Consumer Staples	1.96

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/16

Security	Percentage of Total Investments [2]

Banco Santander SA	14.41%
Telefonica SA	9.14
Banco Bilbao Vizcaya Argentaria SA	7.83
Industria de Diseno Textil SA	7.45
Iberdrola SA	6.64
Repsol SA	4.45
Amadeus IT Holding SA Class A	4.38
Abertis Infraestructuras SA	3.84
Aena SA	3.62
Red Electrica Corp. SA	3.49

TOTAL	65.25%

[1]	Table shown is for the iShares MSCI Spain Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI SWITZERLAND ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.63%	0.47%	0.53%	0.63%	0.47%	0.53%
Since Inception	0.64%	0.64%	0.07%	0.75%	0.75%	0.08%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,085.40	$0.16	$1,000.00	$1,025.00	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Switzerland ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization Swiss equities while mitigating exposure to fluctuations between the value of the Swiss franc and the U.S. dollar, as represented by the MSCI Switzerland 25/50 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the Swiss franc in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the Swiss franc.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI SWITZERLAND ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Switzerland Capped ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 0.63%, net of fees, while the total return for the Index was 0.53%.

Swiss stocks, as represented by the Index, rose slightly during the reporting period. The Swiss economy grew at a 2.0% annual rate in the second quarter of 2016. Measures of Swiss consumer confidence declined during the reporting period, while retail sales activity also fell. In addition, the Swiss economy experienced deflation during the reporting period, with consumer prices declining 0.1% for the 12 months ended in August 2016. On a positive note, the unemployment rate remained comparatively low at 3.2% in August. To stimulate growth and head off deflation, the Swiss central bank maintained negative interest rates throughout the reporting period.

Healthcare stocks, which represented about 31% of the Index on average, was the largest detractor from the Index’s performance for the reporting period. Within the sector, the pharmaceuticals industry detracted from the Index’s return. The financials sector also detracted, as the Swiss diversified capital markets industry struggled with negative interest rates, the poor outlook for growth, concerns about ongoing restructuring, and a need to raise capital to meet reserve requirements. Consumer discretionary, energy, and telecommunication services stocks also weighed on the Index’s performance.

The leading contributor to the Index’s return for the reporting period was the consumer staples sector, led by food products companies. Other contributions came from the materials and industrials sectors. Among industrials stocks, electrical equipment and building products companies helped the most. In the materials sector, specialty chemical and fertilizer companies were leading sources of strength.

The Swiss franc depreciated by approximately 2% relative to the U.S. dollar for the reporting period, as the currency stabilized at a slightly lower value after the prior reporting period’s one-day 30% appreciation in January 2015. The Index’s hedging activity had a positive impact on the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Swiss franc’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to Swiss equities’ return measured in Swiss francs.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Health Care	29.83%
Consumer Staples	22.48
Financials [3]	18.13
Industrials	11.65
Materials	10.74
Consumer Discretionary	4.91
Telecommunication Services	1.38
Real Estate [3]	0.88

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/16

Security	Percentage of Total Investments [2]

Nestle SA Registered	19.51%
Novartis AG Registered	12.86
Roche Holding AG	12.45
UBS Group AG	4.52
ABB Ltd. Registered	4.27
Syngenta AG Registered	4.01
Zurich Insurance Group AG	3.72
Swiss Re AG	2.96
Cie. Financiere Richemont SA Class A Registered	2.93
LafargeHolcim Ltd. Registered	2.54

TOTAL	69.77%

[1]	Table shown is for the iShares MSCI Switzerland Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EUROZONE ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 100.03%

EXCHANGE-TRADED FUNDS — 100.03%
iShares MSCI Eurozone ETF[a]	67,434	$2,306,917

		2,306,917

TOTAL INVESTMENT COMPANIES
(Cost: $2,303,703)		2,306,917

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	1,092	1,092

		1,092

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,092)		1,092

Value
TOTAL INVESTMENTS IN SECURITIES — 100.08%
(Cost: $2,304,795)[d]	$2,308,009
Other Assets, Less Liabilities — (0.08)%	(1,875)

NET ASSETS — 100.00%	$2,306,134

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $2,305,833. Net unrealized appreciation was $2,176, of which $2,176 represented gross unrealized appreciation on securities and $ — represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) from January 5, 2016 (commencement of operations) to August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of period	Shares purchased	Shares sold	Shares held at end of period	Value at end of period	Dividend income	Net realized gain (loss)
iShares MSCI Eurozone ETF	—	72,409	(4,975)	67,434	$2,306,917	$56,723	$(6,414)

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	1,012,000	USD	1,126,611	BNP	09/06/2016	$2,381
USD	1,134,431	EUR	1,014,000	BNP	09/06/2016	3,208
EUR	495,000	USD	552,522	BNP	10/05/2016	419

						6,008

EUR	2,000	USD	2,237	BNP	09/06/2016	(5)
USD	1,128,074	EUR	1,012,000	BNP	10/05/2016	(2,385)

						(2,390)

			Net unrealized appreciation			$3,618

Counterparties:

BNP — BNP Paribas SA

Currency abbreviations:

EUR — Euro

USD — United States Dollar

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EUROZONE ETF

August 31, 2016

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-Traded Funds	$2,306,917	$—	$—	$2,306,917
Money market funds	1,092	—	—	1,092

Total	$2,308,009	$—	$—	$2,308,009

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$6,008	$—	$6,008
Liabilities:
Forward currency contracts	—	(2,390)	—	(2,390)

Total	$—	$3,618	$—	$3,618

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.88%

EXCHANGE-TRADED FUNDS — 99.88%
iShares MSCI Eurozone ETF[a,b]	39,282,725	$1,343,862,022

		1,343,862,022

TOTAL INVESTMENT COMPANIES
(Cost: $1,508,834,684)		1,343,862,022

SHORT-TERM INVESTMENTS — 0.61%

MONEY MARKET FUNDS — 0.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	7,434,000	7,434,000
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	763,278	763,278

		8,197,278

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,197,278)		8,197,278

Value
TOTAL INVESTMENTS IN SECURITIES — 100.49%
(Cost: $1,517,031,962)[f]	$1,352,059,300
Other Assets, Less Liabilities — (0.49)%	(6,654,032)

NET ASSETS — 100.00%	$1,345,405,268

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $1,529,770,294. Net unrealized depreciation was $177,710,994, of which $ — represented gross unrealized appreciation on securities and $177,710,994 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Eurozone ETF	43,268,307	58,303,108	(62,288,690)	39,282,725	$1,343,862,022	$48,179,268	$(105,560,123)

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

August 31, 2016

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	95,748,251	EUR	85,507,000	BNP	09/06/2016	$356,259
USD	16,663,679	EUR	14,761,000	CITI	09/06/2016	196,241
USD	785,720,657	EUR	702,741,000	BNP	10/05/2016	721,408
USD	532,742,065	EUR	476,737,345	CITI	10/05/2016	200,975

						1,474,883

EUR	802,586,000	USD	897,563,402	BNP	09/06/2016	(2,194,863)
EUR	544,374,345	USD	607,755,906	CITI	09/06/2016	(449,447)
USD	796,398,694	EUR	717,079,000	BNP	09/06/2016	(3,577,853)
USD	588,135,620	EUR	529,613,345	CITI	09/06/2016	(2,703,402)
USD	17,398,149	EUR	15,595,000	BNP	10/05/2016	(22,299)

						(8,947,864)

			Net unrealized depreciation			$(7,472,981)

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency abbreviations:

EUR — Euro

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-Traded Funds	$1,343,862,022	$—	$—	$1,343,862,022
Money market funds	8,197,278	—	—	8,197,278

Total	$1,352,059,300	$—	$—	$1,352,059,300

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$1,474,883	$—	$1,474,883
Liabilities:
Forward currency contracts	—	(8,947,864)	—	(8,947,864)

Total	$—	$(7,472,981)	$—	$(7,472,981)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.89%

EXCHANGE-TRADED FUNDS — 99.89%
iShares MSCI Germany ETF[a,b]	18,777,370	$492,154,868

		492,154,868

TOTAL INVESTMENT COMPANIES
(Cost: $562,435,671)		492,154,868

SHORT-TERM INVESTMENTS — 1.31%

MONEY MARKET FUNDS — 1.31%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	6,071,330	6,071,330
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	382,382	382,382

		6,453,712

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,453,712)		6,453,712

Value
TOTAL INVESTMENTS IN SECURITIES — 101.20%
(Cost: $568,889,383)[f]	$498,608,580
Other Assets, Less Liabilities — (1.20)%	(5,907,961)

NET ASSETS — 100.00%	$492,700,619

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $572,434,350. Net unrealized depreciation was $73,825,770, of which $ — represented gross unrealized appreciation on securities and $73,825,770 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Germany ETF	66,150,454	16,431,701	(63,804,785)	18,777,370	$492,154,868	$13,513,803	$(190,825,120)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

August 31, 2016

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	65,601,975	EUR	58,598,000	BNP	09/06/2016	$229,783
USD	3,283,471	EUR	2,899,000	CITI	09/06/2016	49,334
USD	302,708,979	EUR	270,740,000	BNP	10/05/2016	277,932
USD	178,312,133	EUR	159,567,000	CITI	10/05/2016	67,268

						624,317

EUR	431,082,000	USD	483,964,569	BNP	09/06/2016	(3,047,558)
EUR	174,654,000	USD	194,971,936	CITI	09/06/2016	(127,151)
USD	413,502,570	EUR	372,484,000	BNP	09/06/2016	(2,042,250)
USD	190,733,928	EUR	171,755,000	CITI	09/06/2016	(876,720)
USD	13,818,576	EUR	12,388,000	BNP	10/05/2016	(19,483)

						(6,113,162)

			Net unrealized depreciation			$(5,488,845)

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency abbreviations:

EUR — Euro

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-Traded Funds	$492,154,868	$—	$—	$492,154,868
Money market funds	6,453,712	—	—	6,453,712

Total	$498,608,580	$—	$—	$498,608,580

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$624,317	$—	$624,317
Liabilities:
Forward currency contracts	—	(6,113,162)	—	(6,113,162)

Total	$—	$(5,488,845)	$—	$(5,488,845)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI ITALY ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.94%

EXCHANGE-TRADED FUNDS — 99.94%
iShares MSCI Italy Capped ETF[a,b]	621,544	$7,017,232

		7,017,232

TOTAL INVESTMENT COMPANIES
(Cost: $9,308,792)		7,017,232

SHORT-TERM INVESTMENTS — 45.52%

MONEY MARKET FUNDS — 45.52%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	3,194,430	3,194,430
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	1,552	1,552

		3,195,982

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,195,982)		3,195,982

Value
TOTAL INVESTMENTS IN SECURITIES — 145.46%
(Cost: $12,504,774)[f]	$10,213,214
Other Assets, Less Liabilities — (45.46)%	(3,192,122)

NET ASSETS — 100.00%	$7,021,092

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $12,529,414. Net unrealized depreciation was $2,316,200, of which $ — represented gross unrealized appreciation on securities and $2,316,200 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Italy Capped ETF	5,794,622	3,789,220	(8,962,298)	621,544	$7,017,232	$847,557	$(10,614,328)

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ITALY ETF

August 31, 2016

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	7,065,000	USD	7,877,765	BNP	09/06/2016	$3,981
EUR	9,521,000	USD	10,619,581	CITI	09/06/2016	2,090
USD	1,059,219	EUR	946,000	BNP	09/06/2016	3,857

						9,928

EUR	194,000	USD	216,876	BNP	09/06/2016	(449)
EUR	778,000	USD	878,021	CITI	09/06/2016	(10,081)
USD	7,027,487	EUR	6,313,000	BNP	09/06/2016	(15,324)
USD	11,437,040	EUR	10,299,000	CITI	09/06/2016	(52,571)
USD	6,975,232	EUR	6,246,000	BNP	10/05/2016	(1,884)

						(80,309)

			Net unrealized depreciation			$(70,381)

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency abbreviations:

EUR — Euro

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-Traded Funds	$7,017,232	$—	$—	$7,017,232
Money market funds	3,195,982	—	—	3,195,982

Total	$10,213,214	$—	$—	$10,213,214

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$9,928	$—	$9,928
Liabilities:
Forward currency contracts	—	(80,309)	—	(80,309)

Total	$—	$(70,381)	$—	$(70,381)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI SPAIN ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.89%

EXCHANGE-TRADED FUNDS — 99.89%
iShares MSCI Spain Capped ETF[a,b]	602,289	$15,960,659

		15,960,659

TOTAL INVESTMENT COMPANIES
(Cost: $19,333,365)		15,960,659

SHORT-TERM INVESTMENTS — 34.32%

MONEY MARKET FUNDS — 34.32%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	5,477,420	5,477,420
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	5,406	5,406

		5,482,826

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,482,826)		5,482,826

Value
TOTAL INVESTMENTS IN SECURITIES — 134.21%
(Cost: $24,816,191)[f]	$21,443,485
Other Assets, Less Liabilities — (34.21)%	(5,465,755)

NET ASSETS — 100.00%	$15,977,730

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $24,825,804. Net unrealized depreciation was $3,382,319, of which $ — represented gross unrealized appreciation on securities and $3,382,319 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Spain Capped ETF	1,803,521	1,695,957	(2,897,189)	602,289	$15,960,659	$2,038,299	$(10,269,421)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI SPAIN ETF

August 31, 2016

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	7,576,000	USD	8,447,551	BNP	09/06/2016	$4,269
USD	2,200,544	EUR	1,965,000	BNP	09/06/2016	8,381
USD	2,465,366	EUR	2,205,000	BNP	10/05/2016	2,263
USD	13,179,500	EUR	11,794,000	CITI	10/05/2016	4,972

						19,885

EUR	2,638,000	USD	2,946,184	BNP	09/06/2016	(3,219)
EUR	13,448,000	USD	15,032,764	CITI	09/06/2016	(30,115)
USD	9,162,855	EUR	8,249,000	BNP	09/06/2016	(39,766)
USD	14,934,004	EUR	13,448,000	CITI	09/06/2016	(68,645)
USD	224,254	EUR	201,000	BNP	10/05/2016	(274)

						(142,019)

			Net unrealized depreciation			$(122,134)

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency abbreviations:

EUR — Euro

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-Traded Funds	$15,960,659	$—	$—	$15,960,659
Money market funds	5,482,826	—	—	5,482,826

Total	$21,443,485	$—	$—	$21,443,485

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$19,885	$—	$19,885
Liabilities:
Forward currency contracts	—	(142,019)	—	(142,019)

Total	$—	$(122,134)	$—	$(122,134)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI SWITZERLAND ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.71%

EXCHANGE-TRADED FUNDS — 99.71%
iShares MSCI Switzerland Capped ETF[a]	154,512	$4,663,172

		4,663,172

TOTAL INVESTMENT COMPANIES
(Cost: $4,840,255)		4,663,172

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	2,325	2,325

		2,325

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,325)		2,325

Value
TOTAL INVESTMENTS IN SECURITIES — 99.76%
(Cost: $4,842,580)[d]	$4,665,497
Other Assets, Less Liabilities — 0.24%	11,137

NET ASSETS — 100.00%	$4,676,634

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $4,861,135. Net unrealized depreciation was $195,638, of which $ — represented gross unrealized appreciation on securities and $195,638 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Switzerland Capped ETF	115,520	218,823	(179,831)	154,512	$4,663,172	$61,637	$(301,157)

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	4,669,062	CHF	4,576,000	BNP	09/06/2016	$15,663
USD	4,681,243	CHF	4,584,000	BNP	10/05/2016	11,129

						26,792

CHF	4,576,000	USD	4,665,949	BNP	09/06/2016	(12,550)

						(12,550)

			Net unrealized appreciation			$14,242

Counterparties:

BNP — BNP Paribas SA

Currency abbreviations:

CHF — Swiss Franc

USD — United States Dollar

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI SWITZERLAND ETF

August 31, 2016

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-Traded Funds	$4,663,172	$—	$—	$4,663,172
Money market funds	2,325	—	—	2,325

Total	$4,665,497	$—	$—	$4,665,497

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$26,792	$—	$26,792
Liabilities:
Forward currency contracts	—	(12,550)	—	(12,550)

Total	$—	$14,242	$—	$14,242

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2016

	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$2,304,795	$1,517,031,962	$568,889,383

Total cost of investments	$2,304,795	$1,517,031,962	$568,889,383

Investments in securities, at fair value (including securities on loana) (Note 1):
Affiliated (Note 2)	$2,308,009	$1,352,059,300	$498,608,580

Total fair value of investments	2,308,009	1,352,059,300	498,608,580
Foreign currency, at value[b]	—	89	—
Receivables:
Investment securities sold	—	8,155,969	5,562,979
Dividends and interest	—	4,872	11,279
Capital shares redeemed	—	128,043	95,116
Unrealized appreciation on forward currency contracts (Note 1)	6,008	1,474,883	624,317

Total Assets	2,314,017	1,361,823,156	504,902,271

LIABILITIES
Payables:
Investment securities purchased	5,435	—	—
Collateral for securities on loan (Note 1)	—	7,434,000	6,071,330
Investment advisory fees (Note 2)	58	36,024	17,160
Unrealized depreciation on forward currency contracts (Note 1)	2,390	8,947,864	6,113,162

Total Liabilities	7,883	16,417,888	12,201,652

NET ASSETS	$2,306,134	$1,345,405,268	$492,700,619

Net assets consist of:
Paid-in capital	$2,386,044	$1,573,038,234	$579,031,952
Undistributed net investment	—	—	10,715
Accumulated net realized loss	(86,742)	(55,187,323)	(10,572,401)
Net unrealized appreciation (depreciation)	6,832	(172,445,643)	(75,769,647)

NET ASSETS	$2,306,134	$1,345,405,268	$492,700,619

Shares outstanding[c]	100,000	54,400,000	20,500,000

Net asset value per share	$23.06	$24.73	$24.03

[a]	Securities on loan with values of $ —, $7,266,204 and $5,915,597, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $89 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2016

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$12,504,774	$24,816,191	$4,842,580

Total cost of investments	$12,504,774	$24,816,191	$4,842,580

Investments in securities, at fair value (including securities on loana) (Note 1):
Affiliated (Note 2)	$10,213,214	$21,443,485	$4,665,497

Total fair value of investments	10,213,214	21,443,485	4,665,497
Receivables:
Investment securities sold	70,456	128,573	—
Dividends and interest	2,233	5,728	1
Unrealized appreciation on forward currency contracts (Note 1)	9,928	19,885	26,792

Total Assets	10,295,831	21,597,671	4,692,290

LIABILITIES
Payables:
Investment securities purchased	—	—	2,988
Collateral for securities on loan (Note 1)	3,194,430	5,477,420	—
Investment advisory fees (Note 2)	—	502	118
Unrealized depreciation on forward currency contracts (Note 1)	80,309	142,019	12,550

Total Liabilities	3,274,739	5,619,941	15,656

NET ASSETS	$7,021,092	$15,977,730	$4,676,634

Net assets consist of:
Paid-in capital	$8,647,902	$20,406,698	$4,876,827
Undistributed net investment	—	6,792	—
Undistributed net realized gain (accumulated net realized loss)	735,131	(940,920)	(37,352)
Net unrealized depreciation	(2,361,941)	(3,494,840)	(162,841)

NET ASSETS	$7,021,092	$15,977,730	$4,676,634

Shares outstanding[b]	400,000	850,000	200,000

Net asset value per share	$17.55	$18.80	$23.38

[a]	Securities on loan with values of $3,148,781, $5,379,500 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2016

	iShares Adaptive Currency Hedged MSCI Eurozone ETF[a]	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$56,726	$48,181,895	$13,514,921
Securities lending income — affiliated — net (Note 2)	14	67,367	60,115

Total investment income	56,740	48,249,262	13,575,036

EXPENSES
Investment advisory fees (Note 2)	9,219	12,202,742	5,221,751

Total expenses	9,219	12,202,742	5,221,751
Less investment advisory fees waived (Note 2)	(8,773)	(11,612,778)	(4,736,386)

Net expenses	446	589,964	485,365

Net investment income	56,294	47,659,298	13,089,671

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(6,414)	(40,452,563)	(19,786,227)
In-kind redemptions — affiliated (Note 2)	—	(65,107,560)	(171,038,893)
Foreign currency transactions	(80,328)	(34,883,582)	(25,699,994)

Net realized loss	(86,742)	(140,443,705)	(216,525,114)

Net change in unrealized appreciation/depreciation on:
Investments	3,214	(47,538,091)	135,422,849
Forward currency contracts	3,618	43,465,631	48,751,072

Net change in unrealized appreciation/depreciation	6,832	(4,072,460)	184,173,921

Net realized and unrealized loss	(79,910)	(144,516,165)	(32,351,193)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,616)	$(96,856,867)	$(19,261,522)

[a]	For the period from January 5, 2016 (commencement of operations) to August 31, 2016.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2016

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$819,207	$2,038,358	$61,641
Securities lending income — affiliated — net (Note 2)	24,334	8,950	260

Total investment income	843,541	2,047,308	61,901

EXPENSES
Investment advisory fees (Note 2)	275,384	313,690	21,946

Total expenses	275,384	313,690	21,946
Less investment advisory fees waived (Note 2)	(275,384)	(298,517)	(20,886)

Net expenses	—	15,173	1,060

Net investment income	843,541	2,032,135	60,841

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(1,126,057)	(2,050,344)	(67,308)
In-kind redemptions — affiliated (Note 2)	(9,488,271)	(8,219,077)	(233,849)
Foreign currency transactions	4,282,678	31,017	97,931

Net realized loss	(6,331,650)	(10,238,404)	(203,226)

Net change in unrealized appreciation/depreciation on:
Investments	(1,114,771)	(2,539,680)	(13,189)
Forward currency contracts	129,640	156,295	27,212

Net change in unrealized appreciation/depreciation	(985,131)	(2,383,385)	14,023

Net realized and unrealized loss	(7,316,781)	(12,621,789)	(189,203)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,473,240)	$(10,589,654)	$(128,362)

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF
	Period from January 5, 2016[a] to August 31, 2016	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$56,294	$47,659,298	$28,061,785
Net realized gain (loss)	(86,742)	(140,443,705)	8,798,991
Net change in unrealized appreciation/depreciation	6,832	(4,072,460)	(168,339,138)

Net decrease in net assets resulting from operations	(23,616)	(96,856,867)	(131,478,362)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(56,294)	(47,659,298)	(28,061,785)
From net realized gain	—	(9,722,494)	(377,624)
Return of capital	(187)	(92,382)	(75,340)

Total distributions to shareholders	(56,481)	(57,474,174)	(28,514,749)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,763,965	1,776,524,922	1,912,908,525
Cost of shares redeemed	(2,377,734)	(1,839,555,179)	(193,878,775)

Net increase (decrease) in net assets from capital share transactions	2,386,231	(63,030,257)	1,719,029,750

INCREASE (DECREASE) IN NET ASSETS	2,306,134	(217,361,298)	1,559,036,639

NET ASSETS
Beginning of period	—	1,562,766,566	3,729,927

End of period	$2,306,134	$1,345,405,268	$1,562,766,566

SHARES ISSUED AND REDEEMED
Shares sold	200,000	69,900,000	67,750,000
Shares redeemed	(100,000)	(75,850,000)	(7,550,000)

Net increase (decrease) in shares outstanding	100,000	(5,950,000)	60,200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Germany ETF		iShares Currency Hedged MSCI Italy ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Period from June 29, 2015[a] to August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$13,089,671	$34,550,522	$843,541	$(52)
Net realized gain (loss)	(216,525,114)	21,209,722	(6,331,650)	(76,431)
Net change in unrealized appreciation/depreciation	184,173,921	(255,803,201)	(985,131)	(1,376,810)

Net decrease in net assets resulting from operations	(19,261,522)	(200,042,957)	(6,473,240)	(1,453,293)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,078,956)	(34,550,522)	(843,541)	—
From net realized gain	(11,292,542)	(5,009,894)	(2,008,894)	—
Return of capital	—	(144,343)	—	—

Total distributions to shareholders	(24,371,498)	(39,704,759)	(2,852,435)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	288,603,554	2,138,974,349	42,843,202	87,298,372
Cost of shares redeemed	(1,499,256,808)	(204,234,908)	(112,341,514)	—

Net increase (decrease) in net assets from capital share transactions	(1,210,653,254)	1,934,739,441	(69,498,312)	87,298,372

INCREASE (DECREASE) IN NET ASSETS	(1,254,286,274)	1,694,991,725	(78,823,987)	85,845,079

NET ASSETS
Beginning of period	1,746,986,893	51,995,168	85,845,079	—

End of period	$492,700,619	$1,746,986,893	$7,021,092	$85,845,079

Undistributed net investment income included in net assets at end of period	$10,715	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	12,300,000	78,750,000	1,950,000	3,650,000
Shares redeemed	(64,550,000)	(8,200,000)	(5,200,000)	—

Net increase (decrease) in shares outstanding	(52,250,000)	70,550,000	(3,250,000)	3,650,000

[a]	Commencement of operations.

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Spain ETF		iShares Currency Hedged MSCI Switzerland ETF
	Year ended August 31, 2016	Period from June 29, 2015[a] to August 31, 2015	Year ended August 31, 2016	Period from June 29, 2015[a] to August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$2,032,135	$(278)	$60,841	$(214)
Net realized gain (loss)	(10,238,404)	50,234	(203,226)	112,237
Net change in unrealized appreciation/depreciation	(2,383,385)	(1,111,455)	14,023	(176,864)

Net decrease in net assets resulting from operations	(10,589,654)	(1,061,499)	(128,362)	(64,841)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,025,343)	—	(60,841)	—
From net realized gain	(1,013,906)	—	(206,309)	—

Total distributions to shareholders	(3,039,249)	—	(267,150)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	40,843,491	57,886,201	6,041,729	3,765,606
Cost of shares redeemed	(68,061,560)	—	(4,670,348)	—

Net increase (decrease) in net assets from capital share transactions	(27,218,069)	57,886,201	1,371,381	3,765,606

INCREASE (DECREASE) IN NET ASSETS	(40,846,972)	56,824,702	975,869	3,700,765

NET ASSETS
Beginning of period	56,824,702	—	3,700,765	—

End of period	$15,977,730	$56,824,702	$4,676,634	$3,700,765

Undistributed net investment income included in net assets at end of period	$6,792	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	2,000,000	2,500,000	250,000	150,000
Shares redeemed	(3,650,000)	—	(200,000)	—

Net increase (decrease) in shares outstanding	(1,650,000)	2,500,000	50,000	150,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Adaptive Currency Hedged MSCI Eurozone ETF

Period from Jan. 5, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$23.86

Income from investment operations:
Net investment income[b]	0.56
Net realized and unrealized loss[c]	(0.80)

Total from investment operations	(0.24)

Less distributions from:
Net investment income	(0.56)
Return of capital	(0.00)[d]

Total distributions	(0.56)

Net asset value, end of period	$23.06

Total return	(0.75)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,306
Ratio of expenses to average net assets[f,g]	0.03%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%
Ratio of net investment income to average net assets[f]	3.79%
Portfolio turnover rate[h,i]	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 92 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Eurozone ETF

	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Period from Jul. 9, 2014[a] to Aug. 31, 2014
Net asset value, beginning of period	$25.90	$24.87	$25.14

Income from investment operations:
Net investment income (loss)[b]	0.60	1.17	(0.00)[c]
Net realized and unrealized gain (loss)[d]	(0.93)	0.65	(0.27)

Total from investment operations	(0.33)	1.82	(0.27)

Less distributions from:
Net investment income	(0.71)	(0.63)	—
Net realized gain	(0.13)	(0.16)	—
Return of capital	(0.00)[c]	(0.00)[c]	—

Total distributions	(0.84)	(0.79)	—

Net asset value, end of period	$24.73	$25.90	$24.87

Total return	(1.02)%	7.27%	(1.11)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,345,405	$1,562,767	$3,730
Ratio of expenses to average net assets[f,g]	0.03%	0.03%	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	2.42%	4.15%	(0.04)%
Portfolio turnover rate[h,i]	12%	21%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 92 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Germany ETF

	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Period from Jan. 31, 2014[a] to Aug. 31, 2014
Net asset value, beginning of period	$24.01	$23.63	$23.68

Income from investment operations:
Net investment income[b]	0.31	0.99	1.04
Net realized and unrealized gain (loss)[c]	0.46	0.68	(0.59)

Total from investment operations	0.77	1.67	0.45

Less distributions from:
Net investment income	(0.54)	(0.46)	(0.50)
Net realized gain	(0.21)	(0.83)	(0.00)[d]
Return of capital	—	(0.00)[d]	—

Total distributions	(0.75)	(1.29)	(0.50)

Net asset value, end of period	$24.03	$24.01	$23.63

Total return	3.50%	7.00%	1.79%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$492,701	$1,746,987	$51,995
Ratio of expenses to average net assets[f,g]	0.05%	0.05%	0.06%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets[f]	1.33%	3.69%	7.36%
Portfolio turnover rate[h,i]	11%	21%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 93 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Italy ETF

	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$23.52	$23.65

Income from investment operations:
Net investment income (loss)[b]	0.41	(0.00)[c]
Net realized and unrealized gain (loss)[d]	(4.93)	(0.13)

Total from investment operations	(4.52)	(0.13)

Less distributions from:
Net investment income	(0.70)	—
Net realized gain	(0.75)	—

Total distributions	(1.45)	—

Net asset value, end of period	$17.55	$23.52

Total return	(19.68)%	(0.55)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$7,021	$85,845
Ratio of expenses to average net assets[f,g]	0.00%	0.00%[h]
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	1.90%	(0.00)%[h]
Portfolio turnover rate[i,j]	12%	0%[k]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Rounds to less than 0.01%.
[i]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[j]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 94 for the portfolio turnover rates of the underlying fund.
[k]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Spain ETF

	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$22.73	$23.77

Income from investment operations:
Net investment income (loss)[b]	0.80	(0.00)[c]
Net realized and unrealized loss[d]	(3.61)	(1.04)

Total from investment operations	(2.81)	(1.04)

Less distributions from:
Net investment income	(0.81)	—
Net realized gain	(0.31)	—

Total distributions	(1.12)	—

Net asset value, end of period	$18.80	$22.73

Total return	(12.51)%	(4.33)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,978	$56,825
Ratio of expenses to average net assets[f,g]	0.03%	0.03%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	4.02%	(0.03)%
Portfolio turnover rate[h,i]	15%	0%[j]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 95 for the portfolio turnover rates of the underlying fund.
[j]	Rounds to less than 1%.

See notes to financial statements.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Switzerland ETF

	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.67	$24.64

Income from investment operations:
Net investment income (loss)[b]	0.41	(0.00)[c]
Net realized and unrealized gain (loss)[d]	(0.27)	0.03

Total from investment operations	0.14	0.03

Less distributions from:
Net investment income	(0.61)	—
Net realized gain	(0.82)	—

Total distributions	(1.43)	—

Net asset value, end of period	$23.38	$24.67

Total return	0.63%	0.12%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,677	$3,701
Ratio of expenses to average net assets[f,g]	0.03%	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	1.72%	(0.04)%
Portfolio turnover rate[h,i]	19%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 96 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Adaptive Currency Hedged MSCI Eurozone[a]	Non-diversified
Currency Hedged MSCI Eurozone	Non-diversified
Currency Hedged MSCI Germany	Non-diversified
Currency Hedged MSCI Italy	Non-diversified
Currency Hedged MSCI Spain	Non-diversified
Currency Hedged MSCI Switzerland	Non-diversified

[a]	The Fund commenced operations on January 5, 2016.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares, Inc. (an “underlying fund”), an affiliate of the Funds. The financial statements and schedules of investments for the underlying funds can be found elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates values are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Currency Hedged MSCI Eurozone
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	$7,266,204	$7,266,204	$—

Currency Hedged MSCI Germany
Goldman Sachs & Co.	$5,915,597	$5,915,597	$—

Currency Hedged MSCI Italy
Citigroup Global Markets Inc.	$2,917,336	$2,917,336	$—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	231,445	231,445	—

	$3,148,781	$3,148,781	$—

Currency Hedged MSCI Spain
Citigroup Global Markets Inc.	$948,700	$948,700	$—
Deutsche Bank Securities Inc.	4,430,800	4,430,800	—

	$5,379,500	$5,379,500	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares Adaptive Currency Hedged MSCI Eurozone ETF and the iShares Currency Hedged Eurozone ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of each Fund. In addition, each Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in the iShares MSCI Eurozone ETF (“EZU”). BFA has contractually agreed to reduce the investment advisory fee for each Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by each Fund related to its investments in EZU, after taking into account any fee waivers by EZU, plus 0.03%

For its investment advisory services to the iShares Currency Hedged MSCI Germany ETF, BFA is entitled to an annual investment advisory fee of 0.53% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares Currency Hedged MSCI Italy ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Italy Capped ETF (“EWI”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EWI, after taking into account any fee waivers by EWI, plus 0.03%. Additionally, BFA has contractually agreed to a reduction in the investment advisory fee through December 31, 2017 of 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Spain ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Spain Capped ETF (“EWP”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EWP, after taking into account any fee waivers by EWP, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Switzerland ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Switzerland ETF (“EWL”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EWL, after taking into account any fee waivers by EWL, plus 0.03%.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Adaptive Currency Hedged MSCI Eurozone	$4
Currency Hedged MSCI Eurozone	21,044
Currency Hedged MSCI Germany	18,262
Currency Hedged MSCI Italy	6,610
Currency Hedged MSCI Spain	2,521
Currency Hedged MSCI Switzerland	82

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Adaptive Currency Hedged MSCI Eurozone	$89,808	$164,621
Currency Hedged MSCI Eurozone	234,516,566	242,083,213
Currency Hedged MSCI Germany	134,636,818	110,322,002
Currency Hedged MSCI Italy	9,596,384	5,735,432
Currency Hedged MSCI Spain	7,647,237	9,211,089
Currency Hedged MSCI Switzerland	720,961	694,237

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Adaptive Currency Hedged MSCI Eurozone	$2,384,929	$–
Currency Hedged MSCI Eurozone	1,797,644,782	1,851,642,315
Currency Hedged MSCI Germany	288,188,144	1,507,348,778
Currency Hedged MSCI Italy	42,567,108	113,413,746
Currency Hedged MSCI Spain	40,961,404	68,394,569
Currency Hedged MSCI Switzerland	6,009,060	4,734,112

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of forward currency contracts held as of August 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$6,008	$1,474,883	$624,317

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$9,928	$19,885	$26,792

Liabilities
	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$2,390	$8,947,864	$6,113,162

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$80,309	$142,019	$12,550

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended August 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF

Forward currency contracts:
Foreign currency transactions	$(80,328)	$(34,883,582)	$(25,699,994)

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:
Foreign currency transactions	$4,282,678	$31,017	$97,931

	Net Change in Unrealized Appreciation/Depreciation
	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF
Forward currency contracts:
Forward currency contracts	$3,618	$43,465,631	$48,751,072

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:
Forward currency contracts	$129,640	$156,295	$27,212

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended August 31, 2016:

	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF
Average amounts purchased in U.S. dollars	$1,548,276	$2,145,942,388	$1,400,428,624
Average amounts sold in U.S. dollars	$2,499,095	$3,954,780,978	$2,420,804,218

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Average amounts purchased in U.S. dollars	$76,710,700	$46,259,816	$4,034,477
Average amounts sold in U.S. dollars	$129,694,855	$96,609,292	$7,950,020

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Funds generally do not require collateral. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset in the statements of assets and liabilities as of August 31, 2016:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
iShares Adaptive Currency Hedged MSCI Eurozone ETF
Forward currency contracts	$6,008	$(2,390)	$3,618

iShares Currency Hedged MSCI Eurozone ETF
Forward currency contracts	$1,474,883	$(1,474,883)	$—

iShares Currency Hedged MSCI Germany ETF
Forward currency contracts	$624,317	$(624,317)	$—

iShares Currency Hedged MSCI Italy ETF
Forward currency contracts	$9,928	$(9,928)	$—

iShares Currency Hedged MSCI Spain ETF
Forward currency contracts	$19,885	$(19,885)	$—

iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts	$26,792	$(12,550)	$14,242

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
iShares Adaptive Currency Hedged MSCI Eurozone ETF
Forward currency contracts	$2,390	$(2,390)	$—

iShares Currency Hedged MSCI Eurozone ETF
Forward currency contracts	$8,947,864	$(1,474,883)	$7,472,981

iShares Currency Hedged MSCI Germany ETF
Forward currency contracts	$6,113,162	$(624,317)	$5,488,845

iShares Currency Hedged MSCI Italy ETF
Forward currency contracts	$80,309	$(9,928)	$70,381

iShares Currency Hedged MSCI Spain ETF
Forward currency contracts	$142,019	$(19,885)	$122,134

iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts	$12,550	$(12,550)	$—

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to realized gains (losses) from in-kind redemptions and the use of equalization, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI Eurozone	$(83,798,500)	$83,798,500
Currency Hedged MSCI Germany	(196,113,099)	196,113,099
Currency Hedged MSCI Italy	(9,152,106)	9,152,106
Currency Hedged MSCI Spain	(10,261,156)	10,261,156
Currency Hedged MSCI Switzerland	(260,160)	260,160

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
Adaptive Currency Hedged MSCI Eurozone
Ordinary income	$56,294	N/A
Return of capital	187	N/A

	$56,481

Currency Hedged MSCI Eurozone
Ordinary income	$51,552,269	$28,212,726
Long-term capital gain	5,829,523	226,683
Return of capital	92,382	75,340

	$57,474,174	$28,514,749

Currency Hedged MSCI Germany
Ordinary income	$14,278,563	$36,553,274
Long-term capital gain	10,092,935	3,007,142
Return of capital	—	144,343

	$24,371,498	$39,704,759

Currency Hedged MSCI Italy
Ordinary income	$1,661,470	$—
Long-term capital gain	1,190,965	—

	$2,852,435	$—

Currency Hedged MSCI Spain
Ordinary income	$2,430,906	$—
Long-term capital gain	608,343	—

	$3,039,249	$—

Currency Hedged MSCI Switzerland
Ordinary income	$143,140	$—
Long-term capital gain	124,010	—

	$267,150	$—

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Adaptive Currency Hedged MSCI Eurozone	$—	$—	$(82,085)	$2,175	$—	$(79,910)
Currency Hedged MSCI Eurozone	—	—	—	(177,710,994)	(49,921,972)	(227,632,966)
Currency Hedged MSCI Germany	10,715	—	—	(73,825,770)	(12,516,278)	(86,331,333)
Currency Hedged MSCI Italy	334,084	355,306	—	(2,316,200)	—	(1,626,810)
Currency Hedged MSCI Spain	6,792	—	—	(3,382,319)	(1,053,441)	(4,428,968)
Currency Hedged MSCI Switzerland	—	—	—	(195,638)	(4,555)	(200,193)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward currency contracts.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year

As of August 31, 2016, the following Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Adaptive Currency Hedged MSCI Eurozone	$82,085

For the year ended August 31, 2016, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Currency Hedged MSCI Italy	$124,334
Currency Hedged MSCI Spain	202,455

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Adaptive Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Italy ETF, iShares Currency Hedged MSCI Spain ETF and iShares Currency Hedged MSCI Switzerland ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
Adaptive Currency Hedged MSCI Eurozone	$56,316
Currency Hedged MSCI Eurozone	47,938,525
Currency Hedged MSCI Germany	13,510,437
Currency Hedged MSCI Italy	757,590
Currency Hedged MSCI Spain	2,003,404
Currency Hedged MSCI Switzerland	61,638

For the fiscal year ended August 31, 2016, the following Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Adaptive Currency Hedged MSCI Eurozone	$66,473	$9,751
Currency Hedged MSCI Eurozone	56,506,952	8,327,684
Currency Hedged MSCI Germany	15,891,549	2,512,907
Currency Hedged MSCI Italy	955,592	157,867
Currency Hedged MSCI Spain	2,211,733	173,434
Currency Hedged MSCI Switzerland	71,963	10,325

The following Funds hereby designate the following amounts as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2016:

iShares ETF	Long-Term Capital Gain
Currency Hedged MSCI Eurozone	$5,829,523
Currency Hedged MSCI Germany	10,092,935
Currency Hedged MSCI Italy	2,217,486
Currency Hedged MSCI Spain	608,343
Currency Hedged MSCI Switzerland	136,138

The following Funds hereby designate the following amounts as short-term capital gain dividends for the fiscal year ended August 31, 2016:

iShares ETF	Short-Term Capital Gain
Currency Hedged MSCI Eurozone	$3,892,971
Currency Hedged MSCI Germany	1,199,607
Currency Hedged MSCI Italy	817,929
Currency Hedged MSCI Spain	405,563
Currency Hedged MSCI Switzerland	82,299

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

iShares Currency Hedged MSCI Eurozone ETF and iShares Currency Hedged MSCI Germany ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. The Board further noted that each Fund’s pricing reflects the use of currency hedging strategies, as compared to certain of its respective competitor funds as determined by Broadridge, which are not currency hedged.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that to the extent that iShares Currency Hedged MSCI Eurozone ETF invests in the unhedged iShares MSCI Eurozone ETF (“EZU”) and iShares Currency Hedged MSCI Germany ETF invests in the unhedged iShares MSCI Germany ETF (“EWG”), the shareholders of each Fund would benefit from breakpoints in EZU’s and EWG’s respective investment advisory fee rates as the assets of EZU and EWG, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Adaptive Currency Hedged MSCI Eurozone	$0.564810	$—	$0.000001	$0.564811	100%	—%	0%[a]	100%
Currency Hedged MSCI Eurozone	0.707225	0.135980	—	0.843205	84	16	—	100
Currency Hedged MSCI Germany	0.538227	0.214484	—	0.752711	72	28	—	100
Currency Hedged MSCI Italy	0.710986	0.735163	—	1.446149	49	51	—	100
Currency Hedged MSCI Spain	0.807121	0.311972	—	1.119093	72	28	—	100
Currency Hedged MSCI Switzerland	0.610828	0.824268	—	1.435096	43	57	—	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	65

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Adaptive Currency Hedged MSCI Eurozone ETF

Period Covered: January 5, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.81%
Greater than 2.0% and Less than 2.5%	1	0.81
Greater than 1.5% and Less than 2.0%	2	1.61
Greater than 1.0% and Less than 1.5%	5	4.03
Greater than 0.5% and Less than 1.0%	19	15.32
Between 0.5% and –0.5%	62	50.01
Less than –0.5% and Greater than –1.0%	19	15.32
Less than –1.0% and Greater than –1.5%	10	8.06
Less than –1.5%	5	4.03

	124	100.00%

iShares Currency Hedged MSCI Eurozone ETF

Period Covered: July 9, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.20%
Between 0.5% and –0.5%	499	99.80

	500	100.00%

iShares Currency Hedged MSCI Germany ETF

Period Covered: January 31, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	3	0.49%
Between 0.5% and –0.5%	606	99.51

	609	100.00%

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Currency Hedged MSCI Italy ETF

Period Covered: June 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	4	1.57%
Greater than 2.0% and Less than 2.5%	1	0.39
Greater than 1.5% and Less than 2.0%	1	0.39
Greater than 1.0% and Less than 1.5%	1	0.39
Greater than 0.5% and Less than 1.0%	5	1.96
Between 0.5% and –0.5%	243	95.30

	255	100.00%

iShares Currency Hedged MSCI Spain ETF

Period Covered: June 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	5	1.96%
Greater than 0.5% and Less than 1.0%	3	1.18
Between 0.5% and –0.5%	246	96.47
Less than –0.5% and Greater than –1.0%	1	0.39

	255	100.00%

iShares Currency Hedged MSCI Switzerland ETF

Period Covered: June 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	255	100.00%

	255	100.00%

SUPPLEMENTAL INFORMATION	67

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	69

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).
Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Additional Financial Information

August 31, 2016

iShares, Inc.

iShares MSCI Eurozone ETF  |  EZU  |  BATS

iShares MSCI Germany ETF  |  EWG  |  NYSE Arca

iShares MSCI Italy Capped ETF  |  EWI  |  NYSE Arca

iShares MSCI Spain Capped ETF  |  EWP  |  NYSE Arca

iShares MSCI Switzerland Capped ETF  |  EWL  |  NYSE Arca

Schedule of Investments

iSHARES® MSCI EUROZONE ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 97.72%

AUSTRIA — 0.58%
Andritz AG	164,980	$8,405,479
Erste Group Bank AG	660,571	18,528,871
IMMOEAST AG Escrow[a]	105,078	1
IMMOFINANZ AG Escrow[a]	68,575	1
OMV AG	332,219	9,294,619
Raiffeisen Bank International AGa	262,054	3,718,328
Voestalpine AG	254,213	8,400,455

		48,347,754
BELGIUM — 4.40%
Ageas	451,557	15,575,475
Anheuser-Busch InBev SA/NV	1,795,894	222,119,542
Colruyt SA	157,482	8,630,335
Groupe Bruxelles Lambert SA	179,467	15,724,660
KBC Group NVa	559,645	33,078,760
Proximus SADP	339,892	10,383,751
Solvay SA	165,012	18,085,989
Telenet Group Holding NVa,b	121,310	5,680,656
UCB SA	283,730	23,261,064
Umicore SA	213,497	12,588,188

		365,128,420
FINLAND — 3.20%
Elisa OYJ	320,163	11,246,576
Fortum OYJ	1,004,240	15,479,649
Kone OYJ Class B	751,880	37,725,138
Metso OYJ	250,108	6,991,797
Neste OYJ	290,346	12,074,737
Nokia OYJ	13,039,606	73,195,185
Nokian Renkaat OYJ	255,855	9,224,102
Orion OYJ Class B	228,046	8,620,288
Sampo OYJ Class A	996,678	42,725,808
Stora Enso OYJ Class R	1,229,379	10,837,378
UPM-Kymmene OYJ	1,191,393	23,897,709
Wartsila OYJ Abp	329,857	13,548,903

		265,567,270
FRANCE — 31.90%
Accor SA	396,091	14,930,591
Aeroports de Paris	67,087	6,911,425
Air Liquide SA	768,742	84,188,768
Airbus Group SE	1,315,933	76,637,252
Alstom SAa	342,918	9,057,345
ArcelorMittal[a]	4,127,866	24,324,889

Security	Shares	Value
Arkema SA	150,372	$13,403,163
Atos SE	195,141	19,171,401
AXA SA	4,337,257	90,912,224
BNP Paribas SA	2,366,291	120,189,940
Bollore SA	1,925,506	6,943,992
Bouygues SA	460,814	14,591,167
Bureau Veritas SA	597,366	12,787,375
Capgemini SA	364,424	35,449,300
Carrefour SA	1,229,477	30,905,763
Casino Guichard Perrachon SAb	125,050	6,176,122
Christian Dior SE	121,333	20,945,857
Cie. de Saint-Gobain	1,095,018	47,953,717
Cie. Generale des Etablissements Michelin Class B	409,135	43,425,721
CNP Assurances	372,844	5,992,127
Credit Agricole SA	2,357,571	22,292,562
Danone SA	1,315,471	99,788,309
Dassault Systemes	286,931	24,133,870
Edenred	463,645	10,079,823
Eiffage SA	127,087	9,936,324
Electricite de France SA	561,472	7,178,893
Engie SA	3,289,954	52,361,196
Essilor International SA	458,327	58,116,036
Eurazeo SA	94,026	5,695,797
Eutelsat Communications SA	387,908	7,528,163
Fonciere des Regions	72,769	6,788,449
Gecina SA	90,851	14,191,232
Groupe Eurotunnel SE Registered	1,047,824	11,506,752
Hermes International	59,618	25,138,857
ICADE	80,928	6,235,437
Iliad SA	59,592	12,268,598
Imerys SA	80,108	5,636,043
Ingenico Group SA	123,699	13,300,286
JCDecaux SA	168,549	5,781,818
Kering	169,577	32,097,826
Klepierre	493,022	23,067,817
L’Oreal SA	565,049	106,575,853
Lagardere SCA	266,844	6,498,220
Legrand SA	597,278	35,728,862
LVMH Moet Hennessy Louis Vuitton SE	623,230	105,298,319
Natixis SA	2,097,371	9,264,361
Orange SA	4,431,182	67,563,252
Pernod Ricard SA	474,209	54,346,637

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2016

Security	Shares	Value
Peugeot SAa	1,080,996	$15,922,354
Publicis Groupe SA	422,085	31,284,951
Remy Cointreau SA	51,967	4,527,813
Renault SA	429,795	35,092,320
Rexel SA	677,326	10,866,721
Safran SA	699,802	48,853,049
Sanofi	2,604,131	200,327,140
Schneider Electric SE	1,248,414	84,940,783
SCOR SE	356,985	10,486,485
SES SA	814,856	18,686,360
SFR Group SA	243,800	6,476,041
Societe BIC SA	65,562	9,554,620
Societe Generale SA	1,747,151	63,523,530
Sodexo SA	211,063	24,412,155
STMicroelectronics NV	1,422,820	10,622,010
Suez	745,661	11,265,455
Technip SA	244,725	14,437,627
Thales SA	237,330	20,519,640
Total SA	4,975,277	236,886,816
Unibail-Rodamco SE	223,173	61,145,467
Valeo SA	534,304	27,605,798
Veolia Environnement SA	1,035,515	21,987,746
Vinci SA	1,119,140	84,745,562
Vivendi SA	2,589,484	50,124,553
Wendel SA	64,784	7,356,013
Zodiac Aerospace	454,020	10,315,556

		2,645,264,296
GERMANY — 28.14%
adidas AG	421,425	69,911,450
Allianz SE Registered	1,020,799	151,834,909
Axel Springer SE	99,034	5,036,255
BASF SE	2,052,066	166,612,031
Bayer AG Registered	1,847,814	197,506,437
Bayerische Motoren Werke AG	739,216	64,225,744
Beiersdorf AG	226,447	21,036,438
Brenntag AG	346,664	18,837,665
Commerzbank AG	2,363,272	16,597,978
Continental AG	245,689	51,416,203
Covestro AGc	156,675	8,145,506
Daimler AG Registered	2,153,971	148,928,929
Deutsche Bank AG Registered[a]	3,084,897	45,386,949
Deutsche Boerse AGa	440,933	37,617,409
Deutsche Lufthansa AG Registered	534,165	6,214,002

Security	Shares	Value
Deutsche Post AG Registered	2,165,525	$68,496,605
Deutsche Telekom AG Registered	7,201,270	120,065,546
Deutsche Wohnen AG Bearer	756,701	28,401,529
E.ON SE	4,480,413	41,202,905
Evonik Industries AG	354,499	11,897,993
Fraport AG Frankfurt Airport Services Worldwide	94,583	5,268,142
Fresenius Medical Care AG & Co. KGaA	490,010	43,299,676
Fresenius SE & Co. KGaA	914,120	66,604,145
GEA Group AG	409,805	21,960,653
Hannover Rueck SE	135,619	13,835,776
HeidelbergCement AG	314,851	29,199,886
Henkel AG & Co. KGaA	230,976	25,892,152
HOCHTIEF AG	45,864	6,157,815
HUGO BOSS AG	149,307	9,104,410
Infineon Technologies AG	2,531,318	42,556,640
K+S AG Registered	427,055	8,927,618
Lanxess AG	203,740	10,855,629
Linde AG	414,797	70,937,019
MAN SE	83,691	8,692,840
Merck KGaA	289,064	30,372,279
METRO AG	396,997	11,761,328
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	368,429	66,495,208
Osram Licht AG	199,848	10,447,933
ProSiebenSat.1 Media SE Registered	491,000	21,086,574
QIAGEN NVa	495,635	13,104,794
RTL Group SAa	88,189	7,410,733
RWE AGa	1,097,554	17,926,499
SAP SE	2,194,888	192,533,177
Siemens AG Registered	1,709,313	203,796,055
Symrise AG	277,813	20,424,423
Telefonica Deutschland Holding AG	1,646,578	6,755,997
ThyssenKrupp AG	826,415	19,232,160
United Internet AG Registered[d]	276,457	11,349,335
Volkswagen AG	73,151	10,628,008
Vonovia SE	1,040,332	40,420,175
Zalando SEa,c	193,833	7,401,494

		2,333,811,056

SCHEDULES OF INVESTMENTS	73

Schedule of Investments  (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2016

Security	Shares	Value
IRELAND — 1.60%
Bank of Ireland[a]	61,301,643	$13,791,484
CRH PLC	1,842,252	62,272,348
Irish Bank Resolution Corp. Ltd.[a]	446,666	5
Kerry Group PLC Class A	358,478	30,415,221
Paddy Power Betfair PLC	180,312	21,518,119
Ryanair Holdings PLC	42,432	566,631
Ryanair Holdings PLC ADR	53,355	3,874,107

		132,437,915
ITALY — 6.34%
Assicurazioni Generali SpA	2,606,559	33,094,812
Atlantia SpA	924,633	23,747,407
CNH Industrial NV	2,242,410	16,358,513
Enel SpA	17,212,846	75,878,018
Eni SpA	5,670,283	85,508,819
EXOR SpA	248,850	10,213,219
Ferrari NV	277,300	13,342,006
Fiat Chrysler Automobiles NV	2,001,600	13,810,395
Intesa Sanpaolo SpA	28,261,118	67,043,464
Leonardo-Finmeccanica SpA[a]	977,801	11,140,729
Luxottica Group SpA	378,746	18,244,068
Mediobanca SpA	1,268,589	9,395,721
Poste Italiane SpA[c]	1,139,781	7,933,941
Prysmian SpA	440,350	10,848,523
Saipem SpA[a]	13,519,949	6,187,265
Snam SpA	5,528,234	30,600,626
Telecom Italia SpA/Milano[a]	22,862,714	20,714,423
Tenaris SA	1,051,127	14,422,927
Terna Rete Elettrica Nazionale SpA	3,468,803	17,895,164
UniCredit SpA	11,643,519	29,904,123
Unione di Banche Italiane SpA	1,998,832	5,369,590
UnipolSai SpA	2,507,908	4,181,392

		525,835,145
NETHERLANDS — 10.82%
ABN AMRO Group NVc	518,972	10,649,738
Aegon NV	4,066,294	16,638,932
AerCap Holdings NVa,b	377,500	15,088,675
Akzo Nobel NV	555,771	37,498,393
Altice NV Class Aa,b	793,399	13,188,442
Altice NV Class Ba	273,806	4,545,299
ASML Holding NV	822,751	87,391,201
Boskalis Westminster	196,755	7,023,302
Gemalto NV	179,893	12,512,215

Security	Shares	Value
Heineken Holding NV	225,786	$18,120,859
Heineken NV	516,067	46,039,024
ING Groep NV	8,654,512	108,149,110
Koninklijke Ahold Delhaize NV	2,896,055	69,234,922
Koninklijke DSM NV	407,108	28,333,986
Koninklijke KPN NV	7,631,209	24,877,319
Koninklijke Philips NV	2,083,231	60,417,940
Koninklijke Vopak NV	159,189	8,059,906
NN Group NV	708,111	21,037,459
NXP Semiconductors NVa	657,670	57,888,113
OCI NVa	211,228	3,691,152
Randstad Holding NV	266,796	12,561,758
RELX NV	2,219,996	39,313,058
Unilever NV CVA	3,639,965	166,680,582
Wolters Kluwer NV	679,963	28,493,729

		897,435,114
PORTUGAL — 0.51%
EDP — Energias de Portugal SA	5,185,635	17,355,372
Galp Energia SGPS SA	1,092,079	15,848,420
Jeronimo Martins SGPS SA	556,901	8,971,890

		42,175,682
SPAIN — 10.00%
Abertis Infraestructuras SA	1,438,186	22,240,700
ACS Actividades de Construccion y Servicios SA	449,947	12,731,163
Aena SAc	152,825	21,573,961
Amadeus IT Holding SA Class A	986,998	45,284,365
Banco Bilbao Vizcaya Argentaria SA	14,560,351	90,456,100
Banco de Sabadell SA	11,911,398	16,118,570
Banco Popular Espanol SA	7,432,784	10,041,528
Banco Santander SA	32,274,329	144,500,976
Bankia SA	10,480,570	8,824,583
Bankinter SA	1,559,132	11,419,108
CaixaBank SA	5,997,034	16,116,894
Distribuidora Internacional de Alimentacion SA	1,411,361	8,606,167
Enagas SA	428,279	12,556,907
Endesa SA	713,863	14,517,878
Ferrovial SA	1,102,445	21,689,927
Gas Natural SDG SA	795,011	16,385,124
Grifols SA	670,449	14,180,065
Iberdrola SA	12,195,681	80,139,305
Industria de Diseno Textil SA	2,448,023	86,606,774

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2016

Security	Shares	Value
International Consolidated Airlines Group SA	1,852,513	$9,309,318
Mapfre SA	2,508,207	6,768,685
Red Electrica Corp. SA	961,723	20,677,942
Repsol SA	2,495,797	33,467,498
Telefonica SA	10,035,912	100,932,749
Zardoya Otis SA	439,955	4,140,497
Zardoya Otis SA New[a]	19,957	187,818

		829,474,602
UNITED KINGDOM — 0.23%
Coca-Cola European Partners PLC[a]	484,355	18,557,084

		18,557,084

TOTAL COMMON STOCKS
(Cost: $9,664,562,825)		8,104,034,338

PREFERRED STOCKS — 1.97%

GERMANY — 1.80%
Bayerische Motoren Werke AG	123,717	9,258,093
Fuchs Petrolub SE	156,916	7,126,921
Henkel AG & Co. KGaA	399,688	52,372,167
Porsche Automobil Holding SE	341,953	17,300,110
Schaeffler AG	367,811	5,685,932
Volkswagen AG	415,123	57,561,706

		149,304,929
ITALY — 0.17%
Intesa Sanpaolo SpA	2,136,401	4,725,519
Telecom Italia SpA/Milano	13,270,531	9,710,491

		14,436,010

TOTAL PREFERRED STOCKS
(Cost: $228,669,382)		163,740,939

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.24%

MONEY MARKET FUNDS — 0.24%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[e,f,g]	19,587,492	$19,587,492
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[e,f]	326,934	326,934

		19,914,426

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,914,426)		19,914,426

TOTAL INVESTMENTS IN SECURITIES — 99.93%
(Cost: $9,913,146,633)[h]		8,287,689,703
Other Assets, Less Liabilities — 0.07%		5,901,145

NET ASSETS — 100.00%		$8,293,590,848

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $10,078,274,967. Net unrealized depreciation was $1,790,585,264, of which $233,608,157 represented gross unrealized appreciation on securities and $2,024,193,421 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$8,103,846,513	$187,818	$7	$8,104,034,338
Preferred stocks	163,740,939	—	—	163,740,939
Money market funds	19,914,426	—	—	19,914,426

Total	$8,287,501,878	$187,818	$7	$8,287,689,703

See notes to financial statements.

SCHEDULES OF INVESTMENTS	75

Schedule of Investments

iSHARES® MSCI GERMANY ETF

August 31, 2016

Security	Shares	Value

COMMON STOCKS — 93.45%

AIR FREIGHT & LOGISTICS — 2.75%
Deutsche Post AG Registered	3,126,637	$98,897,044

		98,897,044

AIRLINES — 0.24%
Deutsche Lufthansa AG Registered	751,214	8,738,957

		8,738,957

AUTO COMPONENTS — 2.06%
Continental AG	354,537	74,195,207

		74,195,207

AUTOMOBILES — 8.97%
Bayerische Motoren Werke AG	1,067,355	92,735,640
Daimler AG Registered	3,103,305	214,567,369
Volkswagen AG	104,719	15,214,479

		322,517,488

BANKS — 0.67%
Commerzbank AG	3,430,766	24,095,313

		24,095,313

CAPITAL MARKETS — 3.29%
Deutsche Bank AG Registered[a]	4,444,910	65,396,318
Deutsche Boerse AGa	621,733	53,042,037

		118,438,355

CHEMICALS — 11.96%
BASF SE	2,960,569	240,375,512
Covestro AGb	228,548	11,882,170
Evonik Industries AG	525,789	17,646,972
K+S AG Registered	616,620	12,890,489
Lanxess AG	294,866	15,710,984
Linde AG	598,815	102,407,084
Symrise AG	397,508	29,224,232

		430,137,443

CONSTRUCTION & ENGINEERING — 0.25%
HOCHTIEF AG	66,874	8,978,670

		8,978,670

CONSTRUCTION MATERIALS — 1.17%
HeidelbergCement AG	454,339	42,136,270

		42,136,270

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.09%
Deutsche Telekom AG Registered	10,393,452	$173,288,252
Telefonica Deutschland Holding AG	2,396,548	9,833,164

		183,121,416
ELECTRICAL EQUIPMENT — 0.42%
Osram Licht AG	286,715	14,989,288

		14,989,288
FOOD & STAPLES RETAILING — 0.47%
METRO AG	574,318	17,014,593

		17,014,593
HEALTH CARE PROVIDERS & SERVICES — 4.41%
Fresenius Medical Care AG & Co. KGaA	705,544	62,345,312
Fresenius SE & Co. KGaA	1,319,783	96,161,356

		158,506,668
HOUSEHOLD PRODUCTS — 1.04%
Henkel AG & Co. KGaA	334,925	37,544,718

		37,544,718
INDUSTRIAL CONGLOMERATES — 8.17%
Siemens AG Registered	2,465,642	293,970,802

		293,970,802
INSURANCE — 9.25%
Allianz SE Registered	1,473,052	219,103,582
Hannover Rueck SE	194,647	19,857,780
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	519,178	93,702,855

		332,664,217
INTERNET & DIRECT MARKETING RETAIL — 0.30%
Zalando SEa,b	278,389	10,630,256

		10,630,256
INTERNET SOFTWARE & SERVICES — 0.45%
United Internet AG Registered[c]	396,516	16,278,094

		16,278,094
LIFE SCIENCES TOOLS & SERVICES — 0.52%
QIAGEN NVa	713,948	18,877,079

		18,877,079
MACHINERY — 1.21%
GEA Group AG	589,567	31,593,749
MAN SE	113,296	11,767,860

		43,361,609

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2016

Security	Shares	Value
MEDIA — 1.33%
Axel Springer SE	139,232	$7,080,476
ProSiebenSat.1 Media SE Registered	705,023	30,278,044
RTL Group SAa	124,979	10,502,285

		47,860,805
METALS & MINING — 0.77%
ThyssenKrupp AG	1,185,502	27,588,760

		27,588,760
MULTI-UTILITIES — 2.36%
E.ON SE	6,448,471	59,301,618
RWE AGa	1,577,038	25,757,976

		85,059,594
PERSONAL PRODUCTS — 0.84%
Beiersdorf AG	324,854	30,178,236

		30,178,236
PHARMACEUTICALS — 9.14%
Bayer AG Registered	2,665,303	284,885,004
Merck KGaA	416,635	43,776,308

		328,661,312
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.76%
Deutsche Wohnen AG Bearer	1,087,301	40,810,056
Vonovia SE	1,501,726	58,346,786

		99,156,842
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.71%
Infineon Technologies AG	3,647,519	61,322,265

		61,322,265
SOFTWARE — 7.73%
SAP SE	3,167,642	277,862,095

		277,862,095
TEXTILES, APPAREL & LUXURY GOODS — 3.16%
adidas AG	606,857	100,673,318
HUGO BOSS AG	215,405	13,134,919

		113,808,237
TRADING COMPANIES & DISTRIBUTORS — 0.75%
Brenntag AG	498,084	27,065,803

		27,065,803
TRANSPORTATION INFRASTRUCTURE — 0.21%
Fraport AG Frankfurt Airport Services Worldwide	134,194	7,474,419

		7,474,419

TOTAL COMMON STOCKS
(Cost: $4,066,137,228)		3,361,131,855

Security	Shares	Value
PREFERRED STOCKS — 5.97%

AUTO COMPONENTS — 0.23%
Schaeffler AG	536,318	$8,290,855

		8,290,855
AUTOMOBILES — 3.37%
Bayerische Motoren Werke AG	175,876	13,161,298
Porsche Automobil Holding SE	493,715	24,978,063
Volkswagen AG	597,865	82,901,042

		121,040,403
CHEMICALS — 0.28%
Fuchs Petrolub SE	223,870	10,167,885

		10,167,885
HOUSEHOLD PRODUCTS — 2.09%
Henkel AG & Co. KGaA	574,442	75,270,643

		75,270,643

TOTAL PREFERRED STOCKS
(Cost: $296,945,544)		214,769,786

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	33,859	33,859

		33,859

TOTAL SHORT-TERM INVESTMENTS
(Cost: $33,859)		33,859

TOTAL INVESTMENTS IN SECURITIES — 99.42%
(Cost: $4,363,116,631)[f]		3,575,935,500
Other Assets, Less Liabilities — 0.58%		20,966,456

NET ASSETS — 100.00%		$3,596,901,956

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	The cost of investments for federal income tax purposes was $4,423,862,208. Net unrealized depreciation was $847,926,708, of which $154,447,231 represented gross unrealized appreciation on securities and $1,002,373,939 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	77

Schedule of Investments  (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2016

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
DAX Index	69	Sep. 2016	Eurex	$18,358,049	$20,385,082	$2,027,033

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,361,131,855	$—	$—	$3,361,131,855
Preferred stocks	214,769,786	—	—	214,769,786
Money market funds	33,859	—	—	33,859

Total	$3,575,935,500	$—	$—	$3,575,935,500

Derivative financial instruments[a]:
Assets:
Futures contracts	$2,027,033	$—	$—	$2,027,033

Total	$2,027,033	$—	$—	$2,027,033

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 97.93%

AEROSPACE & DEFENSE — 2.67%
Leonardo-Finmeccanica SpA[a]	1,079,864	$12,303,600

		12,303,600
AUTOMOBILES — 6.53%
Ferrari NV	306,645	14,753,910
Fiat Chrysler Automobiles NVb	2,225,989	15,358,607

		30,112,517
BANKS — 20.09%
Intesa Sanpaolo SpA	22,036,800	52,277,600
Mediobanca SpA	1,559,218	11,548,245
UniCredit SpA	8,431,531	21,654,754
Unione di Banche Italiane SpA	2,664,510	7,157,843

		92,638,442
DIVERSIFIED FINANCIAL SERVICES — 2.65%
EXOR SpA	297,482	12,209,157

		12,209,157
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.23%
Telecom Italia SpA/Milano[a]	16,419,595	14,876,731

		14,876,731
ELECTRIC UTILITIES — 16.73%
Enel SpA	13,354,884	58,871,272
Terna Rete Elettrica Nazionale SpA	3,542,928	18,277,567

		77,148,839
ELECTRICAL EQUIPMENT — 2.74%
Prysmian SpA	513,438	12,649,129

		12,649,129
ENERGY EQUIPMENT & SERVICES — 4.18%
Saipem SpA[a]	7,661,030	3,505,991
Tenaris SA	1,147,701	15,748,057

		19,254,048
GAS UTILITIES — 4.40%
Snam SpA	3,662,220	20,271,614

		20,271,614
INSURANCE — 8.04%
Assicurazioni Generali SpA	1,807,388	22,947,942
Poste Italiane SpA[c]	1,093,234	7,609,930
UnipolSai SpA	3,918,375	6,533,040

		37,090,912

Security	Shares	Value
MACHINERY — 3.83%
CNH Industrial NV	2,420,364	$17,656,698

		17,656,698
OIL, GAS & CONSUMABLE FUELS — 14.73%
Eni SpA	4,503,372	67,911,605

		67,911,605
TEXTILES, APPAREL & LUXURY GOODS — 3.70%
Luxottica Group SpA	354,171	17,060,298

		17,060,298
TRANSPORTATION INFRASTRUCTURE — 4.41%
Atlantia SpA	791,948	20,339,650

		20,339,650

TOTAL COMMON STOCKS
(Cost: $665,169,600)		451,523,240

PREFERRED STOCKS — 2.06%

BANKS — 0.81%
Intesa Sanpaolo SpA	1,681,094	3,718,423

		3,718,423
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.25%
Telecom Italia SpA/Milano	7,885,573	5,770,137

		5,770,137

TOTAL PREFERRED STOCKS
(Cost: $12,958,023)		9,488,560

SHORT-TERM INVESTMENTS — 3.21%

MONEY MARKET FUNDS — 3.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	14,628,660	14,628,660
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	160,632	160,632

		14,789,292

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,789,292)		14,789,292

SCHEDULES OF INVESTMENTS	79

Schedule of Investments  (Continued)

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 103.20%
(Cost: $692,916,915)[g]	$475,801,092
Other Assets, Less Liabilities — (3.20)%	(14,770,470)

NET ASSETS — 100.00%	$461,030,622

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $701,459,658. Net unrealized depreciation was $225,658,566, of which $5,370,438 represented gross unrealized appreciation on securities and $231,029,004 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$451,523,240	$—	$—	$451,523,240
Preferred stocks	9,488,560	—	—	9,488,560
Money market funds	14,789,292	—	—	14,789,292

Total	$475,801,092	$—	$—	$475,801,092

See notes to financial statements.

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.92%

AIRLINES — 1.69%
International Consolidated Airlines Group SA	2,012,166	$10,111,612

		10,111,612
BANKS — 33.55%
Banco Bilbao Vizcaya Argentaria SA	7,560,897	46,972,031
Banco de Sabadell SA	11,737,046	15,882,636
Banco Popular Espanol SAa	8,783,063	11,865,726
Banco Santander SA	19,289,793	86,365,666
Bankia SA	12,375,849	10,420,398
Bankinter SA	1,869,290	13,690,711
CaixaBank SA	5,981,413	16,074,912

		201,272,080
BIOTECHNOLOGY — 2.58%
Grifols SA	731,594	15,473,288

		15,473,288
CONSTRUCTION & ENGINEERING — 5.69%
ACS Actividades de Construccion y Servicios SA	507,589	14,362,132
Ferrovial SA	1,006,594	19,804,117

		34,166,249
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.13%
Telefonica SA	5,446,598	54,777,295

		54,777,295
ELECTRIC UTILITIES — 12.85%
Endesa SA	807,004	16,412,093
Iberdrola SA	6,057,035	39,801,515
Red Electrica Corp. SA	972,154	20,902,218

		77,115,826
FOOD & STAPLES RETAILING — 1.96%
Distribuidora Internacional de Alimentacion SA	1,930,736	11,773,200

		11,773,200
GAS UTILITIES — 5.61%
Enagas SA	542,255	15,898,621
Gas Natural SDG SA	862,550	17,777,098

		33,675,719

Security	Shares	Value
INSURANCE — 1.81%
Mapfre SA	4,017,284	$10,841,103

		10,841,103
IT SERVICES — 4.38%
Amadeus IT Holding SA Class A	572,090	26,248,009

		26,248,009
MACHINERY — 1.32%
Zardoya Otis SA	801,035	7,538,687
Zardoya Otis SA New[b]	40,528	381,414

		7,920,101
OIL, GAS & CONSUMABLE FUELS — 4.45%
Repsol SA	1,991,923	26,710,778

		26,710,778
SPECIALTY RETAIL — 7.44%
Industria de Diseno Textil SA	1,262,107	44,651,139

		44,651,139
TRANSPORTATION INFRASTRUCTURE — 7.46%
Abertis Infraestructuras SA	1,489,801	23,038,896
Aena SAc	153,712	21,699,176

		44,738,072

TOTAL COMMON STOCKS
(Cost: $916,608,506)		599,474,471

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	61,979	61,979
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	7,135	7,135

		69,114

TOTAL SHORT-TERM INVESTMENTS
(Cost: $69,114)		69,114

SCHEDULES OF INVESTMENTS	81

Schedule of Investments  (Continued)

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 99.93%
(Cost: $916,677,620)[g]	$599,543,585
Other Assets, Less Liabilities — 0.07%	400,311

NET ASSETS — 100.00%	$599,943,896

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $925,765,070. Net unrealized depreciation was $326,221,485, of which $19,165,386 represented gross unrealized appreciation on securities and $345,386,871 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$599,093,057	$381,414	$—	$599,474,471
Money market funds	69,114	—	—	69,114

Total	$599,162,171	$381,414	$—	$599,543,585

See notes to financial statements.

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.83%

BIOTECHNOLOGY — 1.92%
Actelion Ltd. Registered	125,911	$20,977,691

		20,977,691
BUILDING PRODUCTS — 1.87%
Geberit AG Registered	46,722	20,399,713

		20,399,713
CAPITAL MARKETS — 8.92%
Credit Suisse Group AG Registered	1,869,062	24,367,904
Julius Baer Group Ltd.	296,313	12,433,958
Partners Group Holding AG	25,514	11,711,174
UBS Group AG	3,373,437	48,822,222

		97,335,258
CHEMICALS — 8.10%
EMS-Chemie Holding AG Registered	15,702	8,365,983
Givaudan SA Registered	10,893	22,538,771
Sika AG Bearer	3,002	14,317,207
Syngenta AG Registered	99,209	43,245,855

		88,467,816
CONSTRUCTION MATERIALS — 2.51%
LafargeHolcim Ltd. Registered	515,859	27,379,825

		27,379,825
DIVERSIFIED FINANCIAL SERVICES — 0.51%
Pargesa Holding SA Bearer	80,454	5,551,658

		5,551,658
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.36%
Swisscom AG Registered	31,089	14,868,171

		14,868,171
ELECTRICAL EQUIPMENT — 4.22%
ABB Ltd. Registered	2,123,878	46,063,651

		46,063,651
FOOD PRODUCTS — 22.22%
Aryzta AG	138,299	5,514,788
Barry Callebaut AG Registered	5,469	7,035,587
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	1,572	9,111,536
Chocoladefabriken Lindt & Sprungli AG Registered	151	10,402,718
Nestle SA Registered	2,641,866	210,531,889

		242,596,518
HEALTH CARE EQUIPMENT & SUPPLIES — 0.98%
Sonova Holding AG Registered	77,171	10,689,505

		10,689,505

Security	Shares	Value
INSURANCE — 8.49%
Baloise Holding AG Registered	75,934	$9,042,062
Swiss Life Holding AG Registered	46,440	11,627,134
Swiss Re AG	378,377	31,963,046
Zurich Insurance Group AG	156,680	40,088,903

		92,721,145
LIFE SCIENCES TOOLS & SERVICES — 1.29%
Lonza Group AG Registered	74,112	14,059,821

		14,059,821
MACHINERY — 1.83%
Schindler Holding AG Participation Certificates	64,521	12,154,941
Schindler Holding AG Registered	41,380	7,824,949

		19,979,890
MARINE — 1.02%
Kuehne + Nagel International AG Registered	79,822	11,154,201

		11,154,201
PHARMACEUTICALS — 25.29%
Galenica AG Registered	2,554	2,965,868
Novartis AG Registered	1,761,318	138,747,151
Roche Holding AG	550,639	134,388,308

		276,101,327
PROFESSIONAL SERVICES — 2.58%
Adecco Group AG Registered	217,083	12,505,112
SGS SA Registered	7,125	15,670,577

		28,175,689
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.87%
Swiss Prime Site AG Registered	108,323	9,536,349

		9,536,349
SPECIALTY RETAIL — 0.62%
Dufry AG Registered[a,b]	57,621	6,744,099

		6,744,099
TEXTILES, APPAREL & LUXURY GOODS — 4.23%
Cie. Financiere Richemont SA Class A Registered	547,761	31,581,762
Swatch Group AG (The) Bearer[a]	38,397	9,890,877
Swatch Group AG (The) Registered	92,926	4,724,089

		46,196,728

TOTAL COMMON STOCKS (Cost: $1,181,526,260)		1,078,999,055

SCHEDULES OF INVESTMENTS	83

Schedule of Investments  (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.42%

MONEY MARKET FUNDS — 0.42%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	4,549,701	$4,549,701
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	51,921	51,921

		4,601,622

TOTAL SHORT-TERM INVESTMENTS (Cost: $4,601,622)		4,601,622

TOTAL INVESTMENTS IN SECURITIES — 99.25% (Cost: $1,186,127,882)[f]		1,083,600,677
Other Assets, Less Liabilities —0.75%		8,134,297

NET ASSETS — 100.00%		$1,091,734,974

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $1,195,429,793. Net unrealized depreciation was $111,829,116, of which $57,234,094 represented gross unrealized appreciation on securities and $169,063,210 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,078,999,055	$—	$—	$1,078,999,055
Money market funds	4,601,622	—	—	4,601,622

Total	$1,083,600,677	$—	$—	$1,083,600,677

See notes to financial statements.

SCHEDULES OF INVESTMENTS	84

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$9,893,232,207	$4,363,082,772	$678,127,623
Affiliated (Note 2)	19,914,426	33,859	14,789,292

Total cost of investments	$9,913,146,633	$4,363,116,631	$692,916,915

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$8,267,775,277	$3,575,901,641	$461,011,800
Affiliated (Note 2)	19,914,426	33,859	14,789,292

Total fair value of investments	8,287,689,703	3,575,935,500	475,801,092
Foreign currency, at value[b]	7,777,222	7,138,177	274,164
Receivables:
Investment securities sold	12,368,834	3,433,545	8,998,652
Dividends and interest	2,539,554	118	5,606
Capital shares sold	—	95,404	—
Futures variation margin	—	2,027,033	—
Tax reclaims	10,963,116	13,484,537	325
Foreign withholding tax claims (Note 8)	6,488,796	—	—

Total Assets	8,327,827,225	3,602,114,314	485,079,839

LIABILITIES
Payables:
Investment securities purchased	10,756,009	3,349,774	8,871,757
Due to broker for foreign currency pledged for futures, at value[b]	—	291,311	—
Collateral for securities on loan (Note 1)	19,587,492	—	14,628,660
Capital shares redeemed	—	—	334,795
Securities related to in-kind transactions (Note 4)	284,025	—	—
Professional fees (Note 8)	37,876	—	—
Investment advisory fees (Note 2)	3,570,975	1,571,273	214,005

Total Liabilities	34,236,377	5,212,358	24,049,217

NET ASSETS	$8,293,590,848	$3,596,901,956	$461,030,622

Net assets consist of:
Paid-in capital	$10,372,614,001	$4,578,810,943	$873,867,863
Undistributed net investment income	25,909,364	—	—
Undistributed net realized loss	(479,192,573)	(196,440,259)	(195,721,236)
Net unrealized depreciation	(1,625,739,944)	(785,468,728)	(217,116,005)

NET ASSETS	$8,293,590,848	$3,596,901,956	$461,030,622

Shares outstanding[c]	242,500,000	137,400,000	40,800,000

Net asset value per share	$34.20	$26.18	$11.30

[a]	Securities on loan with values of $15,270,066, $ — and $13,826,444, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $7,834,199, $6,950,722 and $274,509, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 482.2 million and 295.4 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	85

Statements of Assets and Liabilities  (Continued)

iSHARES®, INC.

August 31, 2016

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$916,608,506	$1,181,526,260
Affiliated (Note 2)	69,114	4,601,622

Total cost of investments	$916,677,620	$1,186,127,882

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$599,474,471	$1,078,999,055
Affiliated (Note 2)	69,114	4,601,622

Total fair value of investments	599,543,585	1,083,600,677
Foreign currency, at value[b]	409,280	1,331,240
Receivables:
Investment securities sold	5,258,014	3,763,089
Interest	83	603
Tax reclaims	92,780	11,948,504

Total Assets	605,303,742	1,100,644,113

LIABILITIES
Payables:
Investment securities purchased	5,029,593	3,899,247
Collateral for securities on loan (Note 1)	61,979	4,549,701
Investment advisory fees (Note 2)	268,274	460,191

Total Liabilities	5,359,846	8,909,139

NET ASSETS	$599,943,896	$1,091,734,974

Net assets consist of:
Paid-in capital	$1,041,272,779	$1,284,734,064
Undistributed net investment income	7,780,534	510,619
Undistributed net realized loss	(131,970,464)	(90,474,348)
Net unrealized depreciation	(317,138,953)	(103,035,361)

NET ASSETS	$599,943,896	$1,091,734,974

Shares outstanding[c]	22,650,000	36,125,000

Net asset value per share	$26.49	$30.22

[a]	Securities on loan with values of $57,746 and $4,294,436, respectively. See Note 1.
[b]	Cost of foreign currency: $414,535 and $1,337,666, respectively.
[c]	$0.001 par value, number of shares authorized: 127.8 million and 318.625 million, respectively.

See notes to financial statements.

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$360,570,216	$121,067,906	$26,672,459
Dividends — affiliated (Note 2)	9,930	4,746	1,256
Miscellaneous income	21,311	—	—
Securities lending income — affiliated — net (Note 2)	2,829,291	181,203	183,065
Foreign withholding tax claims (Note 8)	6,488,910	—	—

Total investment income	369,919,658	121,253,855	26,856,780

EXPENSES
Investment advisory fees (Note 2)	56,101,620	24,428,612	4,260,265
Professional fees (Note 8)	37,876	—	—

Total expenses	56,139,496	24,428,612	4,260,265

Net investment income	313,780,162	96,825,243	22,596,515

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(179,288,298)	(61,776,838)	(77,931,236)
In-kind redemptions — unaffiliated	(173,841,776)	(135,895,299)	(90,275,907)
Futures contracts	—	(4,686,193)	—
Foreign currency transactions	(566,326)	(217,870)	(187,840)

Net realized loss	(353,696,400)	(202,576,200)	(168,394,983)

Net change in unrealized appreciation/depreciation on:
Investments	(558,743,796)	32,258,427	(101,935,060)
Futures contracts	—	4,372,096	—
Translation of assets and liabilities in foreign currencies	(228,923)	160,391	(7,346)

Net change in unrealized appreciation/depreciation	(558,972,719)	36,790,914	(101,942,406)

Net realized and unrealized loss	(912,669,119)	(165,785,286)	(270,337,389)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(598,888,957)	$(68,960,043)	$(247,740,874)

[a]	Net of foreign withholding tax of $53,367,824, $18,202,301 and $4,290,513, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	87

Statements of Operations  (Continued)

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$44,033,583	$35,938,842
Dividends — affiliated (Note 2)	1,202	1,696
Miscellaneous income	21,620	—
Securities lending income — affiliated — net (Note 2)	144,962	326,153

Total investment income	44,201,367	36,266,691

EXPENSES
Investment advisory fees (Note 2)	5,289,563	5,530,695

Total expenses	5,289,563	5,530,695

Net investment income	38,911,804	30,735,996

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(72,886,367)	(37,591,234)
In-kind redemptions — unaffiliated	(209,893,862)	26,285,223
Foreign currency transactions	205,873	(48,918)

Net realized loss	(282,574,356)	(11,354,929)

Net change in unrealized appreciation/depreciation on:
Investments	23,014,708	(51,746,339)
Translation of assets and liabilities in foreign currencies	(25,025)	(163,061)

Net change in unrealized appreciation/depreciation	22,989,683	(51,909,400)

Net realized and unrealized loss	(259,584,673)	(63,264,329)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(220,672,869)	$(32,528,333)

[a]	Net of foreign withholding tax of $3,903,490 and $5,011,622, respectively.

See notes to financial statements.

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$313,780,162	$225,781,969	$96,825,243	$121,304,245
Net realized gain (loss)	(353,696,400)	48,868,113	(202,576,200)	126,916,177
Net change in unrealized appreciation/depreciation	(558,972,719)	(1,145,598,692)	36,790,914	(857,695,814)

Net decrease in net assets resulting from operations	(598,888,957)	(870,948,610)	(68,960,043)	(609,475,392)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(293,025,178)	(233,277,080)	(97,625,093)	(127,874,456)

Total distributions to shareholders	(293,025,178)	(233,277,080)	(97,625,093)	(127,874,456)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,702,626,726	5,243,729,213	800,372,366	3,934,318,439
Cost of shares redeemed	(6,651,737,571)	(2,707,524,817)	(3,643,941,594)	(1,387,346,200)

Net increase (decrease) in net assets from capital share transactions	(949,110,845)	2,536,204,396	(2,843,569,228)	2,546,972,239

INCREASE (DECREASE) IN NET ASSETS	(1,841,024,980)	1,431,978,706	(3,010,154,364)	1,809,622,391

NET ASSETS
Beginning of year	10,134,615,828	8,702,637,122	6,607,056,320	4,797,433,929

End of year	$8,293,590,848	$10,134,615,828	$3,596,901,956	$6,607,056,320

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$25,909,364	$5,210,075	$—	$(4,090,809)

SHARES ISSUED AND REDEEMED
Shares sold	161,500,000	136,000,000	32,400,000	135,600,000
Shares redeemed	(200,200,000)	(72,500,000)	(145,800,000)	(50,400,000)

Net increase (decrease) in shares outstanding	(38,700,000)	63,500,000	(113,400,000)	85,200,000

See notes to financial statements.

FINANCIAL STATEMENTS	89

Statements of Changes in Net Assets  (Continued)

iSHARES®, INC.

	iShares MSCI Italy Capped ETF		iShares MSCI Spain Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$22,596,515	$24,227,811	$38,911,804	$65,134,793
Net realized loss	(168,394,983)	(44,864,340)	(282,574,356)	(29,776,219)
Net change in unrealized appreciation/depreciation	(101,942,406)	(76,897,587)	22,989,683	(436,158,087)

Net decrease in net assets resulting from operations	(247,740,874)	(97,534,116)	(220,672,869)	(400,799,513)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(22,347,848)	(24,941,571)	(41,241,786)	(77,875,309)
Return of capital	(780,522)	—	—	—

Total distributions to shareholders	(23,128,370)	(24,941,571)	(41,241,786)	(77,875,309)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	265,361,545	342,752,870	42,497,240	635,385,021
Cost of shares redeemed	(610,898,923)	(699,700,191)	(846,729,289)	(963,657,247)

Net decrease in net assets from capital share transactions	(345,537,378)	(356,947,321)	(804,232,049)	(328,272,226)

DECREASE IN NET ASSETS	(616,406,622)	(479,423,008)	(1,066,146,704)	(806,947,048)

NET ASSETS
Beginning of year	1,077,437,244	1,556,860,252	1,666,090,600	2,473,037,648

End of year	$461,030,622	$1,077,437,244	$599,943,896	$1,666,090,600

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$(60,827)	$7,780,534	$9,904,643

SHARES ISSUED AND REDEEMED
Shares sold	17,850,000	23,100,000	1,500,000	18,075,000
Shares redeemed	(50,100,000)	(47,250,000)	(30,975,000)	(26,850,000)

Net decrease in shares outstanding	(32,250,000)	(24,150,000)	(29,475,000)	(8,775,000)

See notes to financial statements.

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (Continued)

iSHARES®, INC.

	iShares MSCI Switzerland Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$30,735,996	$28,397,908
Net realized gain (loss)	(11,354,929)	173,784,011
Net change in unrealized appreciation/depreciation	(51,909,400)	(251,839,482)

Net decrease in net assets resulting from operations	(32,528,333)	(49,657,563)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,917,479)	(28,746,817)

Total distributions to shareholders	(29,917,479)	(28,746,817)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	179,880,379	875,666,580
Cost of shares redeemed	(225,863,531)	(669,255,531)

Net increase (decrease) in net assets from capital share transactions	(45,983,152)	206,411,049

INCREASE (DECREASE) IN NET ASSETS	(108,428,964)	128,006,669

NET ASSETS
Beginning of year	1,200,163,938	1,072,157,269

End of year	$1,091,734,974	$1,200,163,938

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$510,619	$(258,980)

SHARES ISSUED AND REDEEMED
Shares sold	5,875,000	25,875,000
Shares redeemed	(7,375,000)	(20,125,000)

Net increase (decrease) in shares outstanding	(1,500,000)	5,750,000

See notes to financial statements.

FINANCIAL STATEMENTS	91

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$36.04	$39.98	$34.64	$29.09	$31.55

Income from investment operations:
Net investment income[a]	0.92 [b]	0.96	1.18	0.92	1.02
Net realized and unrealized gain (loss)[c]	(1.84)	(3.95)	5.10	5.55	(2.38)

Total from investment operations	(0.92)	(2.99)	6.28	6.47	(1.36)

Less distributions from:
Net investment income	(0.92)	(0.95)	(0.94)	(0.92)	(1.10)

Total distributions	(0.92)	(0.95)	(0.94)	(0.92)	(1.10)

Net asset value, end of year	$34.20	$36.04	$39.98	$34.64	$29.09

Total return	(2.53)%[b]	(7.62)%	18.02%	22.43%	(3.99)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$8,293,591	$10,134,616	$8,702,637	$3,539,980	$794,226
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Notes 8)	0.48%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.69%[b]	2.50%	2.89%	2.74%	3.55%
Portfolio turnover rate[d]	4%	5%	7%	5%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 8), which resulted in the following increases for the year ended August 31, 2016:
•	Net investment income per share by $0.02.
•	Total return by 0.08%.
•	Ratio of net investment income to average net assets by 0.06%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$26.34	$28.97	$25.61	$21.34	$21.02

Income from investment operations:
Net investment income[a]	0.49	0.58	0.59	0.46	0.56
Net realized and unrealized gain (loss)[b]	(0.04)	(2.70)	3.40	4.24	0.34

Total from investment operations	0.45	(2.12)	3.99	4.70	0.90

Less distributions from:
Net investment income	(0.61)	(0.51)	(0.63)	(0.43)	(0.58)

Total distributions	(0.61)	(0.51)	(0.63)	(0.43)	(0.58)

Net asset value, end of year	$26.18	$26.34	$28.97	$25.61	$21.34

Total return	1.81%	(7.50)%	15.41%	22.11%	4.55%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,596,902	$6,607,056	$4,797,434	$4,655,875	$2,797,029
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	1.90%	2.03%	1.95%	1.88%	2.72%
Portfolio turnover rate[c]	3%	3%	6%	4%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	93

Financial Highlights  (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$14.75	$16.02	$13.06	$11.78	$13.58

Income from investment operations:
Net investment income[a]	0.33	0.35	0.41	0.36	0.41
Net realized and unrealized gain (loss)[b]	(3.41)	(1.25)	2.89	1.23	(1.79)

Total from investment operations	(3.08)	(0.90)	3.30	1.59	(1.38)

Less distributions from:
Net investment income	(0.36)	(0.37)	(0.34)	(0.30)	(0.42)
Return of capital	(0.01)	—	—	(0.01)	(0.00)[c]

Total distributions	(0.37)	(0.37)	(0.34)	(0.31)	(0.42)

Net asset value, end of year	$11.30	$14.75	$16.02	$13.06	$11.78

Total return	(20.97)%	(5.66)%	25.20%	13.58%	(9.98)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$461,031	$1,077,437	$1,556,860	$717,122	$196,212
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of net investment income to average net assets	2.54%	2.34%	2.49%	2.78%	3.41%
Portfolio turnover rate[d]	16%	22%	24%	45%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$31.96	$40.61	$30.44	$26.28	$35.89

Income from investment operations:
Net investment income[a]	1.00	1.32	1.80	1.33	2.12
Net realized and unrealized gain (loss)[b]	(5.40)	(8.35)	9.53	4.07	(8.93)

Total from investment operations	(4.40)	(7.03)	11.33	5.40	(6.81)

Less distributions from:
Net investment income	(1.07)	(1.62)	(1.16)	(1.24)	(2.80)

Total distributions	(1.07)	(1.62)	(1.16)	(1.24)	(2.80)

Net asset value, end of year	$26.49	$31.96	$40.61	$30.44	$26.28

Total return	(13.82)%	(17.63)%	37.39%	20.88%	(19.36)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$599,944	$1,666,091	$2,473,038	$417,778	$195,093
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	3.53%	3.70%	4.48%	4.45%	7.60%
Portfolio turnover rate[c]	9%	15%	15%	24%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	95

Financial Highlights  (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$31.90	$33.64	$29.36	$23.85	$24.67

Income from investment operations:
Net investment income[a]	0.81	0.83	0.80	0.67	0.63
Net realized and unrealized gain (loss)[b]	(1.70)	(1.77)	4.27	5.44	(0.80)

Total from investment operations	(0.89)	(0.94)	5.07	6.11	(0.17)

Less distributions from:
Net investment income	(0.79)	(0.80)	(0.79)	(0.60)	(0.65)

Total distributions	(0.79)	(0.80)	(0.79)	(0.60)	(0.65)

Net asset value, end of year	$30.22	$31.90	$33.64	$29.36	$23.85

Total return	(2.76)%	(2.92)%	17.21%	25.71%	(0.53)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,091,735	$1,200,164	$1,072,157	$902,860	$554,570
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	2.68%	2.49%	2.41%	2.38%	2.73%
Portfolio turnover rate[c]	6%	7%	5%	13%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy Capped	Non-diversified
MSCI Spain Capped	Non-diversified
MSCI Switzerland Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (Continued)

iSHARES®, INC.

business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Eurozone
Goldman Sachs & Co.	$4,611,471	$4,611,471	$—
Merrill Lynch, Pierce, Fenner & Smith	531,601	531,601	—
Morgan Stanley & Co. LLC	1,238,857	1,223,004	(15,853)
National Financial Services LLC	6,677,748	6,677,748	—
State Street Bank & Trust Company	645,739	645,739	—
UBS Securities LLC	1,564,650	1,564,650	—

	$15,270,066	$15,254,213	$(15,853)

MSCI Italy Capped
Deutsche Bank Securities Inc.	$27,088	$27,088	$—
Wells Fargo Securities LLC	13,799,356	13,799,356	—

	$13,826,444	$13,826,444	$—

MSCI Spain Capped
UBS Securities LLC	$57,746	$57,746	$—

	$57,746	$57,746	$—

MSCI Switzerland Capped
JPMorgan Clearing Corp.	$911,886	$911,886	$—
State Street Bank & Trust Company	3,382,550	3,382,550	—

	$4,294,436	$4,294,436	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (Continued)

iSHARES®, INC.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$710,939
MSCI Germany	49,438
MSCI Italy Capped	47,213
MSCI Spain Capped	34,326
MSCI Switzerland Capped	81,689

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$23,364,421	$29,426,428
MSCI Germany	4,004,205	6,399,331
MSCI Italy Capped	8,617,298	4,426,292
MSCI Spain Capped	15,349,772	4,661,847
MSCI Switzerland Capped	13,043,506	7,416,866

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES®, INC.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends—affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$663,505,658	$429,886,543
MSCI Germany	182,093,185	178,774,180
MSCI Italy Capped	142,302,471	161,427,913
MSCI Spain Capped	103,403,465	204,249,271
MSCI Switzerland Capped	68,284,891	74,263,708

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$5,330,745,117	$6,501,707,629
MSCI Germany	780,355,626	3,619,336,473
MSCI Italy Capped	249,483,858	583,956,966
MSCI Spain Capped	37,005,789	760,904,216
MSCI Switzerland Capped	175,015,591	219,047,030

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (Continued)

iSHARES®, INC.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI Germany ETF as of August 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of — net unrealized depreciation[a]	$2,027,033

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI Germany ETF during the year ended August 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$(4,686,193)	$4,372,096

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI Germany ETF for the year ended August 31, 2016:

Average value of contracts purchased	$26,820,835

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES®, INC.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements  (Continued)

iSHARES®, INC.

credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Eurozone	$(310,744,940)	$(55,695)	$310,800,635
MSCI Germany	(247,167,146)	4,890,659	242,276,487
MSCI Italy Capped	(114,953,402)	(187,840)	115,141,242
MSCI Spain Capped	(270,057,391)	205,873	269,851,518
MSCI Switzerland Capped	23,342,740	(48,918)	(23,293,822)

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
MSCI Eurozone
Ordinary income	$293,025,178	$233,277,080

MSCI Germany
Ordinary income	$97,625,093	$127,874,456

MSCI Italy Capped
Ordinary income	$22,347,848	$24,941,571
Return of capital	780,522	—

	$23,128,370	$24,941,571

MSCI Spain Capped
Ordinary income	$41,241,786	$77,875,309

MSCI Switzerland Capped
Ordinary income	$29,917,479	$28,746,817

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES®, INC.

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Eurozone	$19,617,289	$(219,593,909)	$(1,784,406,457)	$(94,640,076)	$(2,079,023,153)
MSCI Germany	—	(129,902,809)	(848,241,338)	(3,764,840)	(981,908,987)
MSCI Italy Capped	—	(99,044,255)	(225,658,748)	(88,134,238)	(412,837,241)
MSCI Spain Capped	7,780,534	(81,371,519)	(326,226,403)	(41,511,495)	(441,328,883)
MSCI Switzerland Capped	618,789	(48,149,768)	(112,337,272)	(33,130,839)	(192,999,090)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the foreign withholding tax reclaims, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Eurozone	$94,683,428	$26,644,200	$68,035,542	$30,230,739	$219,593,909
MSCI Germany	41,405,856	27,790,050	28,490,949	32,215,954	129,902,809
MSCI Italy Capped	68,671,316	2,743,650	18,169,627	9,459,662	99,044,255
MSCI Spain Capped	51,684,017	5,946,927	15,120,672	8,619,903	81,371,519
MSCI Switzerland Capped	15,786,844	2,837,786	22,569,380	6,955,758	48,149,768

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF intends to file claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish Tax Authority. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon the member state’s statute of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims resulting in the recovery of foreign withholding taxes were approved by the Board as appropriate expenses of the Fund.

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements  (Continued)

iSHARES®, INC.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements , except as noted below.

At the meeting of the Board held on September 28-29, 2016, the Board approved a one-for-two reverse stock split for the iShares MSCI Italy Capped ETF, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund.

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy Capped ETF, iShares MSCI Spain Capped ETF and iShares MSCI Switzerland Capped ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	109

Notes:

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-814-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares MSCI EAFE ESG Optimized ETF | ESGD | NASDAQ
➢	iShares MSCI Global Impact ETF | MPCT | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the five months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 5.70% for the reporting period.

The broad rise in global stock markets for the reporting period was driven in part by increased economic stimulus actions from many of the world’s central banks, including expanded quantitative easing measures and negative interest rates. A recovery in energy prices also provided a tailwind for global equity markets, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency.

Despite the overall upward trend, global equity markets experienced some meaningful volatility during the reporting period. Stocks fell sharply around the world in late June 2016 in the wake of the “Brexit” referendum, the U.K.’s affirmative vote to leave the European Union. Other geopolitical factors — including terrorist attacks in France, an attempted coup in Turkey, and renewed signs of conflict in the Ukraine — contributed to global equity market volatility late in the reporting period.

Among developed countries, equity markets in the Asia/Pacific region performed best, gaining approximately 7% for the reporting period. New Zealand was the leading performer in the region, benefiting from improving economic growth during the reporting period. Markets in Australia and Japan also fared well, although the advance in the Japanese market resulted from a sharp rally in the Japanese yen, which appreciated by 16% against the U.S. dollar for the reporting period. Singapore was the only market in the region to decline for the reporting period.

The U.S. equity market returned approximately 6% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to uneven economic growth. As a result, the U.S. Federal Reserve Bank (the “Fed”) — which raised short-term interest rates in late 2015 and was expected to continue doing so in 2016 — held rates steady during the reporting period. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

European stock markets returned approximately 2% for the reporting period. The European Central Bank expanded its quantitative easing measures and maintained a negative interest rate policy, but economic activity across Europe remained muted. Equity markets in Spain, which was adversely affected by political instability and a struggling banking sector, and Denmark declined the most, while Norway and Switzerland performed best. In the U.K., the equity market advanced by 12% for the reporting period, but a sharp decline in the British pound in the wake of the Brexit vote erased most of those gains in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by 9% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged the other countries in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	9.79%	10.20%	9.91%

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/28/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,097.90	$0.73	$1,000.00	$1,023.10	$2.03	0.40%

[a]	The beginning of the period (commencement of operations) is June 28, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (64 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

The iShares MSCI EAFE ESG Optimized ETF (the “Fund”) (formerly the iShares MSCI EAFE ESG Select ETF) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada that have positive environmental, social and governance characteristics, as represented by the MSCI EAFE ESG Focus Index (formerly the MSCI EAFE ESG Select Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 28, 2016 (inception date of the Fund) through August 31, 2016 (the “reporting period”), the total return for the Fund was 9.79%, net of fees, while the total return for the Index was 9.91%.

As represented by the Index, stocks of EAFE-region companies with positive environmental, social and governance (“ESG”) characteristics delivered solid returns in the reporting period, outperforming broader global markets. Foreign currency translation effects were minimal, as the decline of the British pound was nearly offset by the rise of the Japanese yen while the euro was unchanged relative to the U.S. dollar.

Japan, which represented approximately 24% of the Index on average, was the largest contributor to the Index’s performance for the reporting period. Japanese ESG stocks received a boost from Japan’s public pension fund, which announced plans to create new ESG-themed stock indexes. Overall, Japanese stocks advanced in the reporting period, helped by the Bank of Japan’s stimulus initiatives.

The United Kingdom, which represented approximately 19% of the Index on average, also contributed meaningfully to the Index’s return for the reporting period. In September 2015, the governor of the Bank of England helped ESG stocks by calling for increased socially responsible investing. Overall, United Kingdom stocks advanced during the reporting period. The reporting period began with stocks rebounding after sharp losses following the U.K.’s vote to leave the European Union. Germany was also a significant contributor to the Index’s performance during the reporting period, due in part to strength in its industrials sector. In addition, growing worldwide demand for energy and manufacturing software boosted Germany’s information technology sector. ESG stocks in France also contributed to the Index’s return for the reporting period.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

On the downside, Denmark was a minor detractor from the Index’s performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*
Financials**	19.31%
Industrials	15.14
Consumer Discretionary	11.91
Health Care	11.69
Consumer Staples	11.47
Materials	8.20
Information Technology	5.43
Telecommunication Services	4.98
Real Estate**	4.10
Energy	4.04
Utilities	3.73

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments*
Japan	23.11%
United Kingdom	18.99
France	9.72
Switzerland	9.17
Germany	9.09
Australia	7.36
Hong Kong	3.41
Netherlands	3.28
Spain	3.15
Sweden	2.76

TOTAL	90.04%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL IMPACT ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.38%	6.71%	2.45%

The inception date of the Fund was 4/20/16. The first day of secondary market trading was 4/22/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/20/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,023.80	$1.80	$1,000.00	$1,022.70	$2.49	0.49%

[a]	The beginning of the period (commencement of operations) is April 20, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (133 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

The iShares MSCI Global Impact ETF (the “Fund”) (formerly the iShares Sustainable MSCI Global Impact ETF) seeks to track the investment results of an index composed of positive impact companies that derive a majority of their revenue from products and services that address at least one of the world’s major social and environmental challenges as identified by the United Nations Sustainable Development Goals, as represented by the MSCI ACWI Sustainable Impact Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 20, 2016 (inception date of the Fund) through August 31, 2016 (the “reporting period”), the total return for the Fund was 2.38%, net of fees, while the total return for the Index was 2.45%.

As represented by the Index, stocks of positive-impact companies posted a modest positive return for the reporting period, performing in line with broader global markets. Foreign currency effects were minimal, as the decline of the British pound was nearly offset by the rise of the Japanese yen, while the euro was unchanged against the U.S. dollar.

Denmark was the largest contributor to the Index’s performance during the reporting period. Growth in Denmark’s wind power industry aided Index returns, as wind power equipment makers benefited from rising demand amid falling costs and ambitious renewable power targets set by the 2015 Paris climate agreement. Danish stocks overall rose for the reporting period.

Positive-impact stocks of Belgium also aided the Index’s performance in the reporting period. Growing demand from the automotive and rechargeable battery industries boosted Belgium’s materials technology industry. Overall, Belgian stocks recorded a gain for the reporting period. Also contributing to the Index’s performance were positive-impact companies in Switzerland, Australia, and Brazil. The Swiss biotechnology industry aided the Index’s return as it benefited from attractive valuations. In Australia, booming housing and infrastructure markets boosted the country’s construction and property industry. Brazil also contributed to the Index’s performance, as did South Korea, Japan, and the U.S.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL IMPACT ETF

Conversely, positive-impact companies in the United Kingdom detracted from the Index’s return for the reporting period. Overall, United Kingdom stocks fell modestly. Positive-impact stocks in Austria also detracted from the Index’s performance in the reporting period, as Austrian stocks overall declined.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*
Industrials	20.04%
Consumer Staples	20.03
Health Care	19.59
Consumer Discretionary	12.70
Information Technology	12.35
Utilities	5.42
Real Estate**	4.48
Materials	3.94
Financials**	1.45

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments*
United States	37.08%
Japan	14.80
France	11.88
Denmark	6.38
United Kingdom	5.48
Switzerland	5.21
China	4.69
Belgium	3.94
South Korea	1.91
Taiwan	1.70

TOTAL	93.07%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 (or commencement of operations, as applicable) and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.29%

AUSTRALIA — 7.33%
Alumina Ltd.	5,215	$5,213
Amcor Ltd./Australia	626	7,528
AMP Ltd.	1,536	6,072
APA Group	1,021	7,090
Aristocrat Leisure Ltd.	348	3,949
Aurizon Holdings Ltd.	1,141	3,765
Australia & New Zealand Banking Group Ltd.	1,611	32,569
Boral Ltd.	238	1,182
Brambles Ltd.	1,472	13,629
Caltex Australia Ltd.	257	6,557
Commonwealth Bank of Australia	723	39,019
CSL Ltd.	199	16,167
Dexus Property Group	1,410	10,300
Goodman Group	1,428	8,146
GPT Group (The)	1,626	6,513
Healthscope Ltd.	2,607	5,995
Insurance Australia Group Ltd.	1,857	7,760
LendLease Group	676	7,021
Macquarie Group Ltd.	221	13,404
Mirvac Group	6,282	10,953
National Australia Bank Ltd.	1,428	29,342
Newcrest Mining Ltd.[a]	601	10,023
Oil Search Ltd.	850	4,293
Origin Energy Ltd.	1,006	3,977
Ramsay Health Care Ltd.	135	8,418
Santos Ltd.	1,317	4,395
Scentre Group	1,215	4,538
Sonic Healthcare Ltd.	268	4,633
South32 Ltd.[a]	4,742	6,843
Stockland	3,458	12,604
Sydney Airport	248	1,357
Tabcorp Holdings Ltd.	1,701	6,354
Tatts Group Ltd.	1,850	5,297
Telstra Corp. Ltd.	1,354	5,353
Transurban Group	1,410	12,144
Wesfarmers Ltd.	486	15,501
Westpac Banking Corp.	1,838	40,695
Woodside Petroleum Ltd.	591	12,716
Woolworths Ltd.	450	8,019

		409,334

Security	Shares	Value
AUSTRIA — 0.28%
Erste Group Bank AG	201	$5,638
OMV AG	349	9,764

		15,402
BELGIUM — 1.27%
Anheuser-Busch InBev SA/NV	427	52,812
KBC Group NVa	202	11,940
Umicore SA	109	6,427

		71,179
DENMARK — 2.10%
AP Moeller – Maersk A/S Class A	6	8,539
Carlsberg A/S Class B	98	9,173
Chr Hansen Holding A/S	99	5,994
Coloplast A/S Class B	126	9,569
Genmab A/Sa	25	3,988
ISS A/S	182	7,359
Novo Nordisk A/S Class B	930	43,518
Novozymes A/S Class B	171	7,403
Pandora A/S	66	8,197
Vestas Wind Systems A/S	165	13,666

		117,406
FINLAND — 0.91%
Kone OYJ Class B	184	9,232
Neste OYJ	276	11,478
Nokia OYJ	2,575	14,454
UPM-Kymmene OYJ	281	5,637
Wartsila OYJ Abp	241	9,899

		50,700
FRANCE — 9.69%
Accor SA	104	3,920
Air Liquide SA	170	18,618
Airbus Group SE	268	15,608
ArcelorMittal[a]	601	3,542
Atos SE	76	7,467
AXA SA	1,069	22,407
BNP Paribas SA	419	21,282
Capgemini SA	104	10,117
Carrefour SA	276	6,938
Casino Guichard Perrachon SA	103	5,087
Cie. de Saint-Gobain	262	11,474
Cie. Generale des Etablissements Michelin Class B	113	11,994
CNP Assurances	322	5,175
Danone SA	372	28,219

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2016

Security	Shares	Value
Eiffage SA	67	$5,238
Engie SA	610	9,708
Essilor International SA	137	17,372
Eurazeo SA	82	4,967
Imerys SA	92	6,473
Kering	44	8,328
L’Oreal SA	167	31,498
Legrand SA	164	9,810
LVMH Moet Hennessy Louis Vuitton SE	130	21,964
Natixis SA	1,257	5,552
Orange SA	870	13,265
Pernod Ricard SA	126	14,440
Peugeot SAa	353	5,199
Renault SA	145	11,839
Rexel SA	176	2,824
Sanofi	531	40,848
Schneider Electric SE	389	26,467
Societe BIC SA	37	5,392
Societe Generale SA	323	11,744
Suez	317	4,789
Technip SA	93	5,487
Total SA	1,084	51,612
Unibail-Rodamco SE	66	18,083
Valeo SA	40	2,067
Veolia Environnement SA	157	3,334
Vinci SA	186	14,085
Vivendi SA	606	11,730
Wendel SA	44	4,996

		540,959
GERMANY — 8.71%
adidas AG	140	23,225
Allianz SE Registered	256	38,078
BASF SE	502	40,758
Bayer AG Registered	374	39,976
Bayerische Motoren Werke AG	186	16,160
Brenntag AG	134	7,281
Continental AG	50	10,464
Daimler AG Registered	478	33,050
Deutsche Bank AG Registered[a]	584	8,592
Deutsche Boerse AGa	181	15,442
Deutsche Post AG Registered	617	19,516
Deutsche Telekom AG Registered	1,266	21,108
Deutsche Wohnen AG Bearer	99	3,716
E.ON SE	900	8,277
HeidelbergCement AG	124	11,500

Security	Shares	Value
Henkel AG & Co. KGaA	70	$7,847
Infineon Technologies AG	212	3,564
Linde AG	82	14,023
Merck KGaA	134	14,079
METRO AG	91	2,696
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	105	18,951
Osram Licht AG	105	5,489
ProSiebenSat.1 Media SE Registered	173	7,430
RWE AGa	290	4,737
SAP SE	585	51,316
Siemens AG Registered	443	52,817
Vonovia SE	163	6,333

		486,425
HONG KONG — 3.40%
AIA Group Ltd.	5,200	32,882
BOC Hong Kong Holdings Ltd.	3,500	12,251
Cheung Kong Property Holdings Ltd.	1,000	7,026
CK Hutchison Holdings Ltd.	1,500	19,280
CLP Holdings Ltd.	1,500	15,383
Hang Seng Bank Ltd.	1,100	19,301
HKT Trust & HKT Ltd.	4,000	5,518
Hong Kong Exchanges and Clearing Ltd.	600	14,674
Hysan Development Co. Ltd.	2,000	9,656
Link REIT	500	3,635
MTR Corp. Ltd.	3,500	19,132
PCCW Ltd.	6,000	3,806
Sands China Ltd.[b]	2,000	7,864
Swire Pacific Ltd. Class A	1,000	11,048
Swire Properties Ltd.	3,000	8,451

		189,907
IRELAND — 0.44%
CRH PLC	556	18,794
Paddy Power Betfair PLC	49	5,848

		24,642
ISRAEL — 0.77%
Bank Hapoalim BM	1,938	10,379
Bank Leumi le-Israel BMa	1,466	5,480
Mobileye NVa	100	4,889
Teva Pharmaceutical Industries Ltd.	436	22,095

		42,843
ITALY — 1.71%
Assicurazioni Generali SpA	604	7,669
CNH Industrial NV	1,129	8,236

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2016

Security	Shares	Value
Enel SpA	4,596	$20,260
EXOR SpA	146	5,992
Intesa Sanpaolo SpA	7,157	16,979
Snam SpA	2,608	14,436
Telecom Italia SpA/Milano[a]	6,875	6,229
Terna Rete Elettrica Nazionale SpA	1,606	8,285
UniCredit SpA	2,808	7,212

		95,298
JAPAN — 23.02%
Aeon Co. Ltd.	400	5,501
AEON Financial Service Co. Ltd.	200	3,683
Aisin Seiki Co. Ltd.	200	9,446
Ajinomoto Co. Inc.	500	10,601
Asahi Glass Co. Ltd.	1,000	6,361
Asahi Group Holdings Ltd.	200	6,547
Asahi Kasei Corp.	1,000	8,434
ASICS Corp.	200	4,055
Astellas Pharma Inc.	1,200	18,336
Bridgestone Corp.	200	6,874
Canon Inc.	400	11,462
Central Japan Railway Co.	100	16,426
Chugai Pharmaceutical Co. Ltd.	300	9,412
Concordia Financial Group Ltd.[a]	1,300	6,706
Dai Nippon Printing Co. Ltd.	1,000	10,171
Dai-ichi Life Insurance Co. Ltd. (The)	600	8,350
Daiichi Sankyo Co. Ltd.	400	9,183
Daikin Industries Ltd.	200	18,541
Daiwa House Industry Co. Ltd.	400	10,331
Daiwa Securities Group Inc.	1,000	5,843
Denso Corp.	400	16,521
Dentsu Inc.	100	5,501
East Japan Railway Co.	200	17,132
Eisai Co. Ltd.	200	11,660
FANUC Corp.	100	17,045
Fuji Heavy Industries Ltd.	300	11,886
FUJIFILM Holdings Corp.	200	7,516
Fujitsu Ltd.	1,000	5,078
Hitachi Chemical Co. Ltd.	300	6,468
Hitachi Ltd.	3,000	14,386
Hitachi Metals Ltd.	500	6,052
Honda Motor Co. Ltd.	1,000	30,647
Hoya Corp.	200	7,752
Hulic Co. Ltd.	500	4,737
Idemitsu Kosan Co. Ltd.	300	5,473
INPEX Corp.	700	6,080

Security	Shares	Value
Japan Exchange Group Inc.	400	$6,249
JFE Holdings Inc.	400	6,213
JX Holdings Inc.	2,100	7,855
Kajima Corp.	1,000	6,719
Kansai Paint Co. Ltd.	300	6,610
Kawasaki Heavy Industries Ltd.	2,000	5,859
KDDI Corp.	1,000	29,352
Keio Corp.	1,000	8,372
Kintetsu Group Holdings Co. Ltd.	1,000	3,809
Kirin Holdings Co. Ltd.	600	9,783
Kobe Steel Ltd.	6,000	5,569
Komatsu Ltd.	700	15,305
Kubota Corp.	700	10,266
Kuraray Co. Ltd.	400	5,716
Kyocera Corp.	100	4,753
Kyowa Hakko Kirin Co. Ltd.	500	7,096
Lawson Inc.	100	7,019
Mazda Motor Corp.	300	4,947
Miraca Holdings Inc.	100	4,742
Mitsubishi Chemical Holdings Corp.	800	5,049
Mitsubishi Electric Corp.	1,000	13,057
Mitsubishi Estate Co. Ltd.	1,000	18,920
Mitsubishi Heavy Industries Ltd.	2,000	8,709
Mitsubishi Materials Corp.	2,000	5,646
Mitsubishi UFJ Financial Group Inc.	5,600	30,541
Mitsui & Co. Ltd.	900	11,981
Mitsui Chemicals Inc.	1,000	4,786
Mizuho Financial Group Inc.	10,100	17,547
MS&AD Insurance Group Holdings Inc.	300	8,563
Murata Manufacturing Co. Ltd.	100	13,443
Nabtesco Corp.	200	5,161
NEC Corp.	3,000	7,628
NGK Insulators Ltd.	200	4,339
NGK Spark Plug Co. Ltd.	300	5,612
Nidec Corp.	100	9,012
Nintendo Co. Ltd.	100	21,922
Nippon Express Co. Ltd.	1,000	4,737
Nippon Steel & Sumitomo Metal Corp.	400	8,492
Nippon Telegraph & Telephone Corp.	400	17,580
Nippon Yusen KK	3,000	5,453
Nissan Motor Co. Ltd.	1,300	12,757
Nitto Denko Corp.	100	6,829
Nomura Holdings Inc.	1,400	6,596
Nomura Research Institute Ltd.	100	3,384
NTT Data Corp.	100	5,211

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2016

Security	Shares	Value
NTT DOCOMO Inc.	800	$20,132
Odakyu Electric Railway Co. Ltd.	1,000	10,267
Omron Corp.	200	6,787
Oriental Land Co. Ltd./Japan	100	5,858
ORIX Corp.	700	10,067
Osaka Gas Co. Ltd.	2,000	7,875
Otsuka Holdings Co. Ltd.	200	8,668
Panasonic Corp.	1,200	12,309
Rakuten Inc.	500	6,303
Resona Holdings Inc.	1,500	6,862
Secom Co. Ltd.	100	7,591
Sekisui Chemical Co. Ltd.	600	8,388
Sekisui House Ltd.	400	6,443
Seven & I Holdings Co. Ltd.	300	12,649
Shimizu Corp.	1,000	8,923
Shin-Etsu Chemical Co. Ltd.	200	14,684
Shiseido Co. Ltd.	200	5,029
SoftBank Group Corp.	400	26,127
Sohgo Security Services Co. Ltd.	100	4,998
Sompo Japan Nipponkoa Holdings Inc.	300	9,618
Sony Corp.	600	19,287
Sumitomo Chemical Co. Ltd.	2,000	9,165
Sumitomo Electric Industries Ltd.	200	2,965
Sumitomo Metal Mining Co. Ltd.	1,000	12,684
Sumitomo Mitsui Financial Group Inc.	600	21,004
Sumitomo Mitsui Trust Holdings Inc.	2,000	7,160
Suntory Beverage & Food Ltd.	100	3,969
Suzuken Co. Ltd./Aichi Japan	200	5,799
Sysmex Corp.	100	6,448
T&D Holdings Inc.	600	6,848
Taisei Corp.	1,000	7,522
Takeda Pharmaceutical Co. Ltd.	400	17,634
TDK Corp.	100	7,154
Teijin Ltd.	2,000	7,464
Terumo Corp.	200	7,783
Tokio Marine Holdings Inc.	400	15,716
Tokyo Electron Ltd.	100	9,192
Tokyo Gas Co. Ltd.	2,000	8,575
Toray Industries Inc.	1,000	9,633
TOTO Ltd.	100	3,799
Toyota Motor Corp.	1,200	72,370
Toyota Tsusho Corp.	200	4,575
West Japan Railway Co.	100	5,725
Yamada Denki Co. Ltd.	1,400	6,551
Yamaha Corp.	200	6,487

Security	Shares	Value
Yamaha Motor Co. Ltd.	200	$4,099
Yamato Holdings Co. Ltd.	200	4,721
Yaskawa Electric Corp.	400	5,894
Yokogawa Electric Corp.	500	6,405

		1,285,592
NETHERLANDS — 3.27%
Akzo Nobel NV	187	12,617
ASML Holding NV	216	22,943
Gemalto NV	86	5,982
Heineken NV	140	12,490
ING Groep NV	1,405	17,557
Koninklijke Ahold Delhaize NV	478	11,427
Koninklijke DSM NV	87	6,055
Koninklijke KPN NV	1,670	5,444
Koninklijke Philips NV	509	14,762
Koninklijke Vopak NV	117	5,924
NXP Semiconductors NVa	122	10,738
RELX NV	853	15,106
Unilever NV CVA	737	33,749
Wolters Kluwer NV	188	7,878

		182,672
NEW ZEALAND — 0.22%
Fletcher Building Ltd.	900	6,921
Ryman Healthcare Ltd.	800	5,572

		12,493
NORWAY — 0.80%
DNB ASA	438	5,319
Norsk Hydro ASA	2,284	9,699
Orkla ASA	1,272	11,636
Statoil ASA	657	10,381
Telenor ASA	431	7,518

		44,553
PORTUGAL — 0.22%
EDP – Energias de Portugal SA	2,002	6,700
Galp Energia SGPS SA	387	5,616

		12,316
SINGAPORE — 1.21%
CapitaLand Ltd.	4,200	9,461
CapitaLand Mall Trust	5,300	8,400
City Developments Ltd.	1,100	6,853
DBS Group Holdings Ltd.	1,000	10,999
Jardine Matheson Holdings Ltd.	100	5,985
Keppel Corp. Ltd.	900	3,421
Singapore Telecommunications Ltd.	4,900	14,453

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2016

Security	Shares	Value
United Overseas Bank Ltd.	600	$7,929

		67,501
SPAIN — 3.14%
Amadeus IT Holding SA Class A	278	12,755
Banco Bilbao Vizcaya Argentaria SA	4,181	25,974
Banco de Sabadell SA	3,472	4,698
Banco Santander SA	6,614	29,613
CaixaBank SA	2,398	6,445
Ferrovial SA	485	9,542
Gas Natural SDG SA	262	5,400
Iberdrola SA	3,333	21,902
Industria de Diseno Textil SA	649	22,960
Red Electrica Corp. SA	64	1,376
Repsol SA	994	13,329
Telefonica SA	2,117	21,291

		175,285
SWEDEN — 2.75%
Assa Abloy AB	545	11,020
Atlas Copco AB Class A	349	9,881
Atlas Copco AB Class B	224	5,749
Boliden AB	494	10,443
Hennes & Mauritz AB Class B	515	15,673
Lundin Petroleum ABa	247	4,340
Nordea Bank AB	1,696	16,553
Sandvik AB	547	5,929
Skandinaviska Enskilda Banken AB Class A	876	8,550
Skanska AB Class B	376	8,229
Svenska Cellulosa AB SCA Class B	403	12,364
Svenska Handelsbanken AB Class A	690	8,891
Swedbank AB Class A	446	10,240
Telefonaktiebolaget LM Ericsson Class B	1,448	10,308
Telia Co. AB	1,627	7,336
Volvo AB Class B	747	8,018

		153,524
SWITZERLAND — 9.13%
ABB Ltd. Registered	1,166	25,289
Actelion Ltd. Registered	62	10,330
Adecco Group AG Registered	118	6,797
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	1	5,796
Cie. Financiere Richemont SA Class A Registered	260	14,991
Credit Suisse Group AG Registered	779	10,156
Geberit AG Registered	18	7,859

Security	Shares	Value
Givaudan SA Registered	7	$14,484
Kuehne + Nagel International AG Registered	69	9,642
LafargeHolcim Ltd. Registered	277	14,702
Lonza Group AG Registered	50	9,486
Nestle SA Registered	1,502	119,695
Novartis AG Registered	1,010	79,562
Roche Holding AG	328	80,051
SGS SA Registered	7	15,396
Sika AG Bearer	2	9,538
Swiss Re AG	107	9,039
Swisscom AG Registered	17	8,130
Syngenta AG Registered	36	15,693
UBS Group AG	1,605	23,228
Zurich Insurance Group AG	79	20,213

		510,077
UNITED KINGDOM — 18.92%
3i Group PLC	62	499
Aberdeen Asset Management PLC	1,319	5,538
Anglo American PLC[a]	833	8,507
Antofagasta PLC	927	6,006
ARM Holdings PLC	779	17,304
Ashtead Group PLC	375	6,213
Associated British Foods PLC	206	8,205
AstraZeneca PLC	644	41,405
Aviva PLC	2,208	12,389
BAE Systems PLC	1,103	7,779
Barclays PLC	7,433	16,769
Barratt Developments PLC	917	5,933
Berkeley Group Holdings PLC	134	4,689
BP PLC	9,007	50,477
British Land Co. PLC (The)	1,317	11,436
BT Group PLC	4,121	20,852
Bunzl PLC	345	10,655
Burberry Group PLC	328	5,602
Capita PLC	524	7,103
Centrica PLC	2,553	7,777
Cobham PLC	3,278	6,942
Coca-Cola European Partners PLC[a]	179	6,858
Coca-Cola HBC AG	350	7,674
Compass Group PLC	752	14,202
Croda International PLC	195	8,453
DCC PLC	71	6,444
Diageo PLC	1,703	47,028
easyJet PLC	304	4,400

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2016

Security	Shares	Value
Experian PLC	207	$4,105
Fresnillo PLC	200	4,207
GKN PLC	1,606	6,541
GlaxoSmithKline PLC	2,385	51,196
Glencore PLC	6,649	15,157
Hammerson PLC	1,513	11,493
HSBC Holdings PLC	8,009	59,192
InterContinental Hotels Group PLC	193	8,243
Intertek Group PLC	148	6,767
Investec PLC	562	3,318
ITV PLC	2,520	6,624
J Sainsbury PLC	1,639	5,158
Johnson Matthey PLC	201	8,787
Kingfisher PLC	1,981	9,628
Land Securities Group PLC	618	8,855
Legal & General Group PLC	5,300	14,598
Lloyds Banking Group PLC	27,056	21,031
London Stock Exchange Group PLC	139	5,015
Marks & Spencer Group PLC	1,397	6,307
Mediclinic International PLC	396	5,300
Meggitt PLC	942	5,778
Mondi PLC	270	5,478
National Grid PLC	2,097	28,741
Next PLC	74	5,355
Old Mutual PLC	2,951	7,502
Pearson PLC	416	4,716
Persimmon PLC	154	3,679
Petrofac Ltd.	443	4,824
Prudential PLC	1,598	28,537
Reckitt Benckiser Group PLC	299	28,798
RELX PLC	1,105	20,912
Rolls-Royce Holdings PLC	826	8,330
RSA Insurance Group PLC	1,140	7,404
SABMiller PLC	503	28,973
Schroders PLC	254	9,261
Segro PLC	1,660	9,853
Shire PLC	420	26,189
Sky PLC	580	6,449
SSE PLC	862	16,980
Standard Chartered PLC[a]	1,771	14,891
Standard Life PLC	1,079	5,151
Taylor Wimpey PLC	2,280	4,817
Tesco PLC[a]	3,880	8,453
Travis Perkins PLC	300	6,542
TUI AG	388	5,402

Security	Shares	Value
Unilever PLC	618	$28,563
United Utilities Group PLC	480	6,107
Vodafone Group PLC	14,445	43,484
Whitbread PLC	140	7,650
William Hill PLC	1,160	4,834
Wm Morrison Supermarkets PLC	1,912	4,933
Wolseley PLC	194	11,129
WPP PLC	1,232	28,334

		1,056,710

TOTAL COMMON STOCKS (Cost: $5,063,004)		5,544,818

PREFERRED STOCKS — 0.35%

GERMANY — 0.35%
Bayerische Motoren Werke AG	83	6,211
Henkel AG & Co. KGaA	102	13,365

		19,576

TOTAL PREFERRED STOCKS (Cost: $17,155)		19,576

SHORT-TERM INVESTMENTS — 0.25%

MONEY MARKET FUNDS — 0.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	12,430	12,430
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	1,692	1,692

		14,122

TOTAL SHORT-TERM INVESTMENTS (Cost: $14,122)		14,122

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 99.89% (Cost: $5,094,281)[f]	$5,578,516
Other Assets, Less Liabilities — 0.11%	5,947

NET ASSETS — 100.00%	$5,584,463

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $5,101,296. Net unrealized appreciation was $477,220, of which $517,310 represented gross unrealized appreciation on securities and $40,090 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$5,544,818	$—	$—	$5,544,818
Preferred stocks	19,576	—	—	19,576
Money market funds	14,122	—	—	14,122

Total	$5,578,516	$—	$—	$5,578,516

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® MSCI GLOBAL IMPACT ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.47%

AUSTRALIA — 1.38%
CSL Ltd.	1,308	$106,265
GPT Group (The)	7,188	28,793
Mirvac Group	40,536	70,679

		205,737
BELGIUM — 3.92%
Umicore SA	9,894	583,369

		583,369
BRAZIL — 0.74%
BRF SA	6,600	109,905

		109,905
CHINA — 4.66%
Beijing Enterprises Water Group Ltd.	132,000	92,064
China Everbright International Ltd.	30,000	38,367
China Huishan Dairy Holdings Co. Ltd.[a]	7,000	2,689
China Longyuan Power Group Corp. Ltd.	102,000	85,737
China Vanke Co. Ltd. Class H	84,000	215,503
GCL-Poly Energy Holdings Ltd.	1,722,000	244,200
Luye Pharma Group Ltd.[b]	3,500	2,224
Shui On Land Ltd.	48,000	13,614

		694,398
DENMARK — 6.35%
Genmab A/Sb	18	2,871
Novo Nordisk A/S Class B	8,364	391,378
Vestas Wind Systems A/S	6,648	550,634

		944,883
FRANCE — 11.81%
Danone SA	4,464	338,628
Fonciere des Regions	216	20,150
Klepierre	1,122	52,497
Schneider Electric SE	8,742	594,796
Suez	39,234	592,748
Unibail-Rodamco SE	582	159,458

		1,758,277
HONG KONG — 1.39%
Swire Properties Ltd.	15,600	43,944
WH Group Ltd.[c]	206,500	162,394

		206,338

Security	Shares	Value
INDONESIA — 0.61%
Bank Rakyat Indonesia Persero Tbk PT	86,100	$75,617
Indofood CBP Sukses Makmur Tbk PT	11,200	8,422
Unilever Indonesia Tbk PT	1,800	6,195

		90,234
JAPAN — 14.72%
Chugai Pharmaceutical Co. Ltd.	1,200	37,647
East Japan Railway Co.	6,600	565,341
NH Foods Ltd.	9,000	197,080
Nippon Prologis REIT Inc.	6	14,403
Nissin Foods Holdings Co. Ltd.	600	33,296
Sekisui House Ltd.	37,200	599,171
Shionogi & Co. Ltd.	1,200	53,587
Sysmex Corp.	600	38,691
Terumo Corp.	1,800	70,044
TOTO Ltd.	4,800	182,376
Toyo Suisan Kaisha Ltd.	1,200	49,132
Unicharm Corp.	3,500	85,034
Yakult Honsha Co. Ltd.	600	26,480
Yokogawa Electric Corp.	18,600	238,266

		2,190,548
MALAYSIA — 0.03%
PPB Group Bhd	1,200	4,758

		4,758
MEXICO — 0.25%
Gruma SAB de CV Series B	1,590	21,088
Kimberly-Clark de Mexico SAB de CV Series A	6,600	15,775

		36,863
NORWAY — 0.36%
Marine Harvest ASA	3,510	54,200

		54,200
PHILIPPINES — 0.21%
Energy Development Corp.	261,000	32,096

		32,096
SINGAPORE — 0.29%
CapitaLand Commercial Trust[a]	16,800	19,045
CapitaLand Mall Trust	15,600	24,725

		43,770
SOUTH AFRICA — 0.23%
Pioneer Foods Group Ltd.	819	9,462
Tiger Brands Ltd.	936	24,270

		33,732

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL IMPACT ETF

August 31, 2016

Security	Shares	Value
SOUTH KOREA — 1.90%
Ottogi Corp.	7	$4,388
Samsung SDI Co. Ltd.	2,694	279,065

		283,453
SWEDEN — 1.40%
Svenska Cellulosa AB SCA Class B	6,780	208,004

		208,004
SWITZERLAND — 5.19%
ABB Ltd. Registered	26,820	581,685
Actelion Ltd. Registered	450	74,973
Geberit AG Registered	264	115,267

		771,925
TAIWAN — 1.69%
Simplo Technology Co. Ltd.	42,000	138,321
Uni-President Enterprises Corp.	60,000	113,456

		251,777
UNITED KINGDOM — 5.45%
Berkeley Group Holdings PLC	6,120	214,171
Pearson PLC	52,614	596,403

		810,574
UNITED STATES — 36.89%
AbbVie Inc.	9,090	582,669
Akamai Technologies Inc.[b]	4,146	227,615
Amgen Inc.	2,358	401,001
BioMarin Pharmaceutical Inc.[b]	414	38,870
Cadence Design Systems Inc.[b]	6,816	173,399
Celgene Corp.[b]	2,838	302,928
Citrix Systems Inc.[b]	3,708	323,338
Colgate-Palmolive Co.	2,394	177,970
Digital Realty Trust Inc.	1,410	139,717
Edwards Lifesciences Corp.[b]	642	73,933
Gilead Sciences Inc.	7,572	593,493
Hormel Foods Corp.	2,088	79,887
Incyte Corp.[b]	390	31,629
JM Smucker Co. (The)	540	76,567
Kimberly-Clark Corp.	2,562	328,090
Procter & Gamble Co. (The)	6,852	598,248
Rockwell Automation Inc.	1,932	223,977
ServiceNow Inc.[a,b]	1,446	105,081
Tesla Motors Inc.[a,b]	2,220	470,662
United Therapeutics Corp.[b]	444	54,292
Vertex Pharmaceuticals Inc.[b]	468	44,231
VMware Inc. Class Aa,b	1,350	98,995
WhiteWave Foods Co. (The)[b]	1,170	64,853

Security	Shares	Value
Whole Foods Market Inc.	5,412	$164,417
Xylem Inc./NY	2,250	114,435

		5,490,297

TOTAL COMMON STOCKS
(Cost: $14,662,885)		14,805,138

SHORT-TERM INVESTMENTS — 3.28%

MONEY MARKET FUNDS — 3.28%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	488,730	488,730

		488,730

TOTAL SHORT-TERM INVESTMENTS
(Cost: $488,730)		488,730

TOTAL INVESTMENTS IN SECURITIES — 102.75%
(Cost: $15,151,615)[g]		15,293,868
Other Assets, Less Liabilities — (2.75)%		(409,953)

NET ASSETS — 100.00%		$14,883,915

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $15,225,175. Net unrealized appreciation was $68,693, of which $623,345 represented gross unrealized appreciation on securities and $554,652 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL IMPACT ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$14,805,138	$—	$—	$14,805,138
Money market funds	488,730	—	—	488,730

Total	$15,293,868	$—	$—	$15,293,868

See notes to financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2016

	iShares MSCI EAFE ESG Optimized ETF	iShares MSCI Global Impact ETF

ASSETS
Investments, at cost:
Unaffiliated	$5,080,159	$14,662,885
Affiliated (Note 2)	14,122	488,730

Total cost of investments	$5,094,281	$15,151,615

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,564,394	$14,805,138
Affiliated (Note 2)	14,122	488,730

Total fair value of investments	5,578,516	15,293,868
Foreign currency, at value[b]	6,883	63,357
Receivables:
Investment securities sold	250,832	2,213,871
Dividends and interest	12,518	32,857
Capital shares sold	—	2,491,084
Tax reclaims	249	7,266

Total Assets	5,848,998	20,102,303

LIABILITIES
Payables:
Investment securities purchased	250,207	4,640,333
Collateral for securities on loan (Note 1)	12,430	488,730
Capital shares redeemed	—	65,695
Due to custodian	—	17,401
Investment advisory fees (Note 2)	1,898	6,229

Total Liabilities	264,535	5,218,388

NET ASSETS	$5,584,463	$14,883,915

Net assets consist of:
Paid-in capital	$5,087,416	$14,792,521
Undistributed net investment income	16,231	80,692
Accumulated net realized loss	(3,374)	(130,716)
Net unrealized appreciation	484,190	141,418

NET ASSETS	$5,584,463	$14,883,915

Shares outstanding[c]	100,000	300,000

Net asset value per share	$55.84	$49.61

[a]	Securities on loan with values of $11,850 and $476,928, respectively. See Note 1.
[b]	Cost of foreign currency: $6,910 and $63,541, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Operations

iSHARES® TRUST

Period ended August 31, 2016

	iShares MSCI EAFE ESG Optimized ETF[a]	iShares MSCI Global Impact ETF[b]

NET INVESTMENT INCOME
Dividends — unaffiliated[c]	$19,799	$167,672
Dividends — affiliated (Note 2)	1	14
Securities lending income — affiliated — net (Note 2)	2	4,036

Total investment income	19,802	171,722

EXPENSES
Investment advisory fees (Note 2)	3,835	25,930

Total expenses	3,835	25,930

Net investment income	15,967	145,792

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,084)	(126,511)
In-kind redemptions — unaffiliated	—	172,369
Foreign currency transactions	(26)	(1,568)

Net realized gain (loss)	(3,110)	44,290

Net change in unrealized appreciation/depreciation on:
Investments	484,235	142,253
Translation of assets and liabilities in foreign currencies	(45)	(835)

Net change in unrealized appreciation/depreciation	484,190	141,418

Net realized and unrealized gain	481,080	185,708

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$497,047	$331,500

[a]	For the period from June 28, 2016 (commencement of operations) to August 31, 2016.
[b]	For the period from April 20, 2016 (commencement of operations) to August 31, 2016.
[c]	Net of foreign withholding tax of $1,052 and $17,439, respectively.

See notes to financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI EAFE ESG Optimized ETF	iShares MSCI Global Impact ETF
	Period from June 28, 2016[a] to August 31, 2016	Period from April 20, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$15,967	$145,792
Net realized gain (loss)	(3,110)	44,290
Net change in unrealized appreciation/depreciation	484,190	141,418

Net increase in net assets resulting from operations	497,047	331,500

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(69,038)

Total distributions to shareholders	—	(69,038)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,087,416	17,102,258
Cost of shares redeemed	—	(2,480,805)

Net increase in net assets from capital share transactions	5,087,416	14,621,453

INCREASE IN NET ASSETS	5,584,463	14,883,915

NET ASSETS
Beginning of period	—	—

End of period	$5,584,463	$14,883,915

Undistributed net investment income included in net assets at end of period	$16,231	$80,692

SHARES ISSUED AND REDEEMED
Shares sold	100,000	350,000
Shares redeemed	—	(50,000)

Net increase in shares outstanding	100,000	300,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI EAFE ESG Optimized ETF

Period from June 28, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$50.87

Income from investment operations:
Net investment income[b]	0.16
Net realized and unrealized gain[c]	4.81

Total from investment operations	4.97

Net asset value, end of period	$55.84

Total return	9.79%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,584
Ratio of expenses to average net assets[e]	0.40%
Ratio of net investment income to average net assets[e]	1.67%
Portfolio turnover rate[f]	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Global Impact ETF

Period from April 20, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$48.70

Income from investment operations:
Net investment income[b]	0.49
Net realized and unrealized gain[c]	0.65

Total from investment operations	1.14

Less distributions from:
Net investment income	(0.23)

Total distributions	(0.23)

Net asset value, end of period	$49.61

Total return	2.38%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,884
Ratio of expenses to average net assets[e]	0.49%
Ratio of net investment income to average net assets[e]	2.76%
Portfolio turnover rate[f]	28%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2016 was 28%. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name	Diversification Classification
MSCI EAFE ESG Optimized[a]	iShares MSCI EAFE ESG Select ETF	Non-diversified
MSCI Global Impact[b]	iShares Sustainable MSCI Global Impact ETF	Non-diversified

[a]	The Fund commenced operations on June 28, 2016.
[b]	The Fund commenced operations on April 20, 2016.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® TRUST

to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI EAFE ESG Optimized
Credit Suisse Securities (USA) LLC	$7,471	$7,471	$—
JPMorgan Clearing Corp.	4,379	4,379	—

	$11,850	$11,850	$—

MSCI Global Impact
BNP Paribas Prime Brokerage International Ltd.	$380,187	$380,187	$—
Jefferies LLC	96,741	96,741	—

	$476,928	$476,928	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI EAFE ESG Optimized	0.40%
MSCI Global Impact	0.49

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the period ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI EAFE ESG Optimized	$1
MSCI Global Impact	1,032

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the period ended August 31, 2016, the purchase and sales transactions executed by the iShares MSCI EAFE ESG Optimized ETF pursuant to Rule 17a-7 under the 1940 Act were $29,878 and $32,983, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE ESG Optimized	$294,524	$258,551
MSCI Global Impact	7,837,177	4,104,083

In-kind transactions (see Note 4) for the period ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE ESG Optimized	$5,049,916	$—
MSCI Global Impact	13,299,043	2,415,111

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI EAFE ESG Optimized	$—	$264	$(264)
MSCI Global Impact	171,068	3,938	(175,006)

The tax character of distributions paid during the period ended August 31, 2016 was as follows:

iShares ETF	2016
MSCI Global Impact
Ordinary income	$69,038

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
MSCI EAFE ESG Optimized	$23,247	$(3,374)	$477,174	$497,047
MSCI Global Impact	117,660	(94,440)	68,174	91,394

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2016, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI EAFE ESG Optimized	$3,374
MSCI Global Impact	94,440

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI EAFE ESG Optimized ETF and iShares MSCI Global Impact ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI EAFE ESG Optimized	$17,741
MSCI Global Impact	128,143

For the fiscal year ended August 31, 2016, the iShares MSCI EAFE ESG Optimized ETF earned foreign source income of $20,851 and paid foreign taxes of $1,052 which it intends to pass through to its shareholders.

For corporate shareholders, the percentage of income dividends paid by the iShares MSCI Global Impact ETF during the fiscal year ended August 31, 2016 that qualified for the dividends-received deduction was 16.63%.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI EAFE ESG Optimized ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on May 17, 2016, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory

Contracts (Continued)

iSHARES® TRUST

appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contracts (Continued)

iSHARES® TRUST

rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

II. iShares MSCI Global Impact ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 23-24, 2016, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge, an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contracts (Continued)

iSHARES® TRUST

funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contracts (Continued)

iSHARES® TRUST

appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interests of the Fund and its shareholders to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE ESG Optimized ETF

Period Covered: June 28, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	50.00%
Between 0.5% and –0.5%	1	50.00

	2	100.00%

iShares MSCI Global Impact ETF

Period Covered: April 20, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	5	9.80%
Greater than 1.5% and Less than 2.0%	2	3.92
Greater than 1.0% and Less than 1.5%	2	3.92
Greater than 0.5% and Less than 1.0%	7	13.73
Between 0.5% and –0.5%	33	64.71
Less than –0.5% and Greater than –1.0%	2	3.92

	51	100.00%

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-817-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares Trust

➢	iShares Edge MSCI Multifactor Consumer Discretionary ETF | CNDF | BATS
➢	iShares Edge MSCI Multifactor Consumer Staples ETF | CNSF | BATS
➢	iShares Edge MSCI Multifactor Energy ETF | ERGF | BATS
➢	iShares Edge MSCI Multifactor Financials ETF | FNCF | BATS
➢	iShares Edge MSCI Multifactor Healthcare ETF | HCRF | BATS
➢	iShares Edge MSCI Multifactor Industrials ETF | INDF | BATS
➢	iShares Edge MSCI Multifactor Materials ETF | MATF | BATS
➢	iShares Edge MSCI Multifactor Technology ETF | TCHF | BATS
➢	iShares Edge MSCI Multifactor Utilities ETF | UTLF | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

DOMESTIC EQUITY MARKET OVERVIEW

The U.S. equity market rose for the abbreviated reporting period from May 10, 2016, to August 31, 2016 (the “reporting period”). The Russell 3000 Index, a broad U.S. equity index that includes stocks of all capitalization ranges, returned 6.76% for the reporting period.

The reporting period was characterized by volatility relating to the vote in June 2016 by the U.K. electorate to exit the European Union (“Brexit”). Stocks in the U.S. and around the globe declined sharply in the immediate aftermath of the vote, as investors confronted the resulting political, economic, and market uncertainty.

In response, many of the world’s central banks took aggressive actions to restore investor confidence and stimulate economic activity, including expanded quantitative easing measures and negative interest rates. In the U.S., the Federal Reserve Bank (the “Fed”), which had been expected to raise short-term interest rates further in 2016, held rates steady in the wake of the Brexit vote. Fed policymakers cited uncertainty in the economic outlook as a result of Brexit as among the reasons for not tightening monetary policy at their July policy meeting. Stable Fed interest rate policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

In terms of the economy, U.S. gross domestic product (“GDP”) grew at a 1.1% annual rate during the three months ended in June, marking the third-consecutive quarter of GDP growth in the neighborhood of 1%. This sluggishness was evident in the service side of the economy, as the ISM Non-Manufacturing PMI Index declined in August 2016 to the lowest level since February 2010. Manufacturing activity also slowed in August, as measured by the ISM Purchasing Managers Index, with the new orders, production, and employment components of this index all declining. Against that backdrop, the unemployment rate stood at 4.9% in August, while inflation in the U.S., as measured by the Consumer Price Index, rose 0.8% for the year ended in July 2016.

In that environment, U.S. stock indexes reached new all-time highs in August 2016, before ultimately finishing the reporting period just short of record levels. But even as easy monetary policy helped stocks to new highs, U.S. corporate earnings actually declined year over year for the fifth consecutive quarter through June 2016. Rising stock prices and declining earnings meant that the ratio of the stock price-to-the last twelve months’ earnings (“P/E”) on the S&P 500 Index stood at 24.4 at the end of August 2016. By comparison, the long-term historical average P/E ratio for the S&P 500 was 15.6. Forward P/E ratios, which are based on future estimates of corporate earnings, were lower at 16.9, but still above long-term averages.

In terms of earnings by sector through the second quarter of 2016, the latest period for which data were available, five sectors reported year-over-year corporate earnings growth, while five reported declines. Consumer discretionary companies had the highest rate of growth, while energy sector earnings declined the most year over year. Turning to valuations by sector, the energy sector had the highest forward P/E ratio, while financials had the lowest at period-end.

Looking at market performance by capitalization, small-capitalization stocks outperformed those of medium- and large-sized companies in the U.S. for the abbreviated reporting period. Market performance by style was mixed, however, as value beat growth among large capitalization stocks, but the opposite was true among small-capitalization stocks.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER DISCRETIONARY ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	3.39%	3.59%	3.54%

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/10/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,033.90	$1.10	$1,000.00	$1,023.40	$1.78	0.35%

[a]	The beginning of the period (commencement of operations) is May 10, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (113 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER DISCRETIONARY ETF

The iShares Edge MSCI Multifactor Consumer Discretionary ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the consumer discretionary sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Consumer Discretionary Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from May 10, 2016 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 3.39%, net of fees, while the total return for the Index was 3.54%.

The Index advanced for the reporting period but trailed the broad U.S. equity market. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

The Index underperformed the broad equity market as consumer spending was inconsistent during the reporting period despite strong job growth and low interest rates. For the year ended August 31, 2016, retail sales grew by 1.9%, below the long-term historical average.

Within the Index, specialty retailers contributed the most to performance for the reporting period, led by apparel retailers, specialty stores, and computer and electronics retailers. Other meaningful contributors to Index performance for the reporting period included internet retailers, which benefited from robust e-commerce growth, and household durables producers, which include companies that manufacture home furnishings and appliances.

On the downside, automobile manufacturers detracted from Index performance for the reporting period as vehicle sales slowed. Restaurants and leisure cruise lines also detracted from Index performance for the reporting period. Restaurants faced declining traffic in many locations, while weaker global demand and the rising supply of cruise ships on order weighed on the stocks of cruise lines.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Specialty Retail	29.22%
Media	14.84
Internet & Direct Marketing Retail	10.11
Auto Components	9.03
Hotels, Restaurants & Leisure	7.62
Leisure Products	6.39
Textiles, Apparel & Luxury Goods	6.34
Multiline Retail	5.11
Household Durables	4.73
Automobiles	3.63
Distributors	2.98

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Amazon.com Inc.	9.56%
Home Depot Inc. (The)	4.44
Comcast Corp. Class A	3.94
Walt Disney Co. (The)	3.71
General Motors Co.	3.63
O’Reilly Automotive Inc.	3.04
Ross Stores Inc.	3.01
Ulta Salon Cosmetics & Fragrance Inc.	2.75
Best Buy Co. Inc.	2.71
Omnicom Group Inc.	2.70

TOTAL	39.49%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER STAPLES ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	1.07%	0.71%	1.23%

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/10/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,010.70	$1.09	$1,000.00	$1,023.40	$1.78	0.35%

[a]	The beginning of the period (commencement of operations) is May 10, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (113 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER STAPLES ETF

The iShares Edge MSCI Multifactor Consumer Staples ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the consumer Staples sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Consumer Staples Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from May 10, 2016 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 1.07%, net of fees, while the total return for the Index was 1.23%.

The Index advanced for the reporting period but trailed the broad U.S. equity market. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

The consumer staples sector is considered a defensive sector of the stock market with relatively stable revenues. Consequently, consumer staples stocks tend to outperform in periods of economic uncertainty. In addition, consumer staples stocks typically have relatively high dividend yields, which are attractive at a time when interest rates are hovering near historically low levels.

Investor demand for these characteristics helped the consumer staples sector become one of the top-performing sectors in the U.S. equity market for the year ended August 31, 2016. But the outperformance of consumer staples stocks led to high valuations relative to the rest of the market. As a result, demand for consumer staples stocks waned during the brief reporting period, leading to the Index’s underperformance compared with the overall stock market.

Within the Index, food products makers and household products companies contributed the most to performance for the reporting period. Tobacco stocks also contributed positively to Index performance, while food and staples retailers detracted from Index returns for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Food & Staples Retailing	27.84%
Food Products	23.89
Beverages	19.70
Household Products	17.57
Tobacco	11.00

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Procter & Gamble Co. (The)	10.14%
Wal-Mart Stores Inc.	7.97
Coca-Cola Co. (The)	7.49
CVS Health Corp.	7.11
Philip Morris International Inc.	6.18
PepsiCo Inc.	6.06
Altria Group Inc.	4.52
Sysco Corp.	3.63
Archer-Daniels-Midland Co.	3.62
Tyson Foods Inc. Class A	3.61

TOTAL	60.33%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR ENERGY ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.19%	3.20%	2.44%

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/10/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,021.90	$1.09	$1,000.00	$1,023.40	$1.78	0.35%

[a]	The beginning of the period (commencement of operations) is May 10, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (113 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR ENERGY ETF

The iShares Edge MSCI Multifactor Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the energy sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Energy Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from May 10, 2016 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 2.19%, net of fees, while the total return for the Index was 2.44%.

The Index advanced for the reporting period but trailed the broad U.S. equity market. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

The Index underperformed the broad equity market for the reporting period as concerns about oversupply and declining global demand weighed on the energy sector. Although the price of oil was unchanged for the reporting period, oil maintained a relatively high price compared with the prior year.

Within the Index, oil and gas refiners were among the leading contributors to performance for the reporting period. Oil refiners benefited from lower crude oil prices because crude oil is the raw material they use to produce gasoline and other refined petroleum products. Energy equipment and services stocks also fared well, benefiting from signs of increased drilling activity late in the reporting period.

Laggards within the Index during the reporting period included energy exploration and production companies. These stocks were hurt the most by declining energy prices as evaporating profit margins led companies to cut costs and curtail production.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Oil, Gas & Consumable Fuels	83.04%
Energy Equipment & Services	16.96

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Exxon Mobil Corp.	23.38%
Chevron Corp.	18.19
Schlumberger Ltd.	6.93
Spectra Energy Corp.	4.72
Phillips 66	4.59
Marathon Petroleum Corp.	4.53
Valero Energy Corp.	4.42
Concho Resources Inc.	4.22
National Oilwell Varco Inc.	3.49
EQT Corp.	3.37

TOTAL	77.84%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR FINANCIALS ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	5.83%	5.71%	5.90%

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/10/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,058.30	$1.11	$1,000.00	$1,023.40	$1.78	0.35%

[a]	The beginning of the period (commencement of operations) is May 10, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (113 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR FINANCIALS ETF

The iShares Edge MSCI Multifactor Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the financials sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Financials Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from May 10, 2016 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 5.83%, net of fees, while the total return for the Index was 5.90%.

The Index advanced for the reporting period and performed in line with the broad U.S. equity market. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

Insurance stocks, which represented approximately half of the Index on average during the reporting period, contributed the most to Index performance. Insurers benefited from increased expectations of a short-term interest rate increase from the U.S. Federal Reserve Bank (the “Fed”). Higher rates increase the investment income insurers receive on their premiums.

Banks, which represented approximately a quarter of the Index on average during the reporting period, also contributed positively to Index performance. A potential Fed rate hike would be beneficial for banks because they would see an increase in net interest margins, a key source of profitability. Other positive contributors to Index performance included diversified financial services stocks and consumer finance companies.

On the downside, real estate investment trusts (REITs) detracted from Index performance for the reporting period. REITs declined late in the reporting period as Fed rate hike expectations increased.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Insurance	52.02%
Banks	26.56
Capital Markets	13.90
Diversified Financial Services	5.91
Consumer Finance	1.61

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

JPMorgan Chase & Co.	6.18%
Wells Fargo & Co.	6.14
Berkshire Hathaway Inc. Class B	3.89
Bank of America Corp.	3.36
Travelers Companies Inc. (The)	3.35
Marsh & McLennan Companies Inc.	3.33
Aflac Inc.	3.21
Aon PLC	3.12
Huntington Bancshares Inc./OH	3.08
Allstate Corp. (The)	2.95

TOTAL	38.61%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR HEALTHCARE ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	4.29%	4.37%	4.38%

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/10/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,042.90	$1.10	$1,000.00	$1,023.40	$1.78	0.35%

[a]	The beginning of the period (commencement of operations) is May 10, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (113 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR HEALTHCARE ETF

The iShares Edge MSCI Multifactor Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the healthcare sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Health Care Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from May 10, 2016 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 4.29%, net of fees, while the total return for the Index was 4.38%.

The Index advanced for the reporting period but trailed the broad U.S. equity market. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

One factor behind the underperformance of healthcare stocks for the reporting period was political scrutiny regarding prescription drug pricing by pharmaceutical and biotechnology companies. Nonetheless, generally favorable earnings news across most segments of the healthcare sector contributed to the Index’s overall positive return.

Within the Index, healthcare equipment and supplies stocks contributed the most to performance for the reporting period. Growing demand, particularly in emerging markets, and a broad expansion in healthcare spending helped lift healthcare equipment and supplies stocks during the reporting period.

Pharmaceutical stocks, which represented 30% of the Index on average during the reporting period, also contributed positively to Index performance. Despite ongoing concerns about drug pricing, pharmaceutical stocks advanced due to solid earnings during the reporting period. Other contributors to Index performance for the reporting period included biotechnology firms and life sciences companies.

On the downside, healthcare services providers, which represented approximately a third of the Index on average for the reporting period, detracted from Index performance. Concerns about some health insurers withdrawing from Affordable Care Act exchanges put downward pressure on healthcare services stocks.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Health Care Providers & Services	32.11%
Pharmaceuticals	28.67
Health Care Equipment & Supplies	18.78
Biotechnology	12.41
Life Sciences Tools & Services	8.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Johnson & Johnson	9.70%
Pfizer Inc.	5.55
Gilead Sciences Inc.	5.55
Merck & Co. Inc.	3.97
Aetna Inc.	3.56
Edwards Lifesciences Corp.	3.14
Cigna Corp.	3.12
Intuitive Surgical Inc.	3.12
Anthem Inc.	3.01
Cardinal Health Inc.	2.92

TOTAL	43.64%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR INDUSTRIALS ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	3.01%	3.45%	3.17%

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/10/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,030.10	$1.10	$1,000.00	$1,023.40	$1.78	0.35%

[a]	The beginning of the period (commencement of operations) is May 10, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (113 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INDUSTRIALS ETF

The iShares Edge MSCI Multifactor Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the industrials sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Industrials Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from May 10, 2016 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 3.01%, net of fees, while the total return for the Index was 3.17%.

The Index advanced for the reporting period but trailed the broad U.S. equity market. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

Industrial stocks underperformed for the reporting period as slowing global economic growth weighed on manufacturing activity. For the 12 months ended August 31, 2016, industrial production declined by 1.1%, while factory capacity utilization contracted by 1%. However, data released in the latter half of the reporting period demonstrated modest improvement in industrial activity, providing some support for industrials stocks.

Within the Index, machinery manufacturers contributed the most to performance for the reporting period, benefiting from the recent increase in industrial production. Commercial and professional services companies, which include waste management companies and consulting firms, were also among the leading contributors to Index performance for the reporting period. Other top contributors to Index performance for the reporting period included industrial conglomerates, building products makers, and electrical equipment manufacturers.

On the downside, human resources and employment firms detracted from Index performance for the reporting period. Slowing employment growth early in the reporting period contributed to the decline in this segment of the Index.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Aerospace & Defense	19.42%
Industrial Conglomerates	17.40
Machinery	16.22
Air Freight & Logistics	8.10
Professional Services	7.14
Airlines	6.69
Electrical Equipment	6.09
Commercial Services & Supplies	5.70
Road & Rail	5.68
Construction & Engineering	4.83
Building Products	2.73

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

General Electric Co.	13.59%
Boeing Co. (The)	4.23
Northrop Grumman Corp.	3.93
3M Co.	3.81
Cummins Inc.	3.30
Stanley Black & Decker Inc.	3.12
Cintas Corp.	3.00
Equifax Inc.	2.93
Rockwell Automation Inc.	2.83
Acuity Brands Inc.	2.80

TOTAL	43.54%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR MATERIALS ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	6.00%	6.75%	5.98%

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/10/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,060.00	$1.11	$1,000.00	$1,023.40	$1.78	0.35%

[a]	The beginning of the period (commencement of operations) is May 10, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (113 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR MATERIALS ETF

The iShares Edge MSCI Multifactor Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the materials sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Materials Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from May 10, 2016 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 6.00%, net of fees, while the total return for the Index was 5.98%.

The Index advanced for the reporting period but trailed the broad U.S. equity market. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

Materials stocks benefited from a rebound in commodity prices throughout much of 2016. The Goldman Sachs Commodities Index was down fractionally for the reporting period, after rising for much of the calendar year. Although global economic growth remained muted, improving demand in many end markets aided the performance of materials stocks for the reporting period.

Chemicals stocks, which represented approximately 71% of the Index on average during the reporting period, contributed the most to Index performance. Two significant end markets for chemicals producers — vehicle manufacturing and construction — continued to strengthen during the reporting period, providing a tailwind for performance. In addition, agricultural chemicals companies benefited from increased merger and acquisition activity in the industry.

Paper packaging and gold mining stocks also contributed meaningfully to Index performance for the reporting period. On the downside, companies producing metal and glass containers and commodity chemicals detracted from Index performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*
Chemicals	68.94%
Containers & Packaging	16.57
Metals & Mining	10.49
Construction Materials	4.00

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*
Dow Chemical Co. (The)	12.10%
EI du Pont de Nemours & Co.	8.15
LyondellBasell Industries NV Class A	6.62
Monsanto Co.	5.81
Sherwin-Williams Co. (The)	5.60
Newmont Mining Corp.	5.52
International Paper Co.	5.41
Nucor Corp.	4.55
WestRock Co.	4.49
Mosaic Co. (The)	3.87

TOTAL	62.12%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR TECHNOLOGY ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	14.34%	14.42%	14.47%

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/10/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,143.40	$1.16	$1,000.00	$1,023.40	$1.78	0.35%

[a]	The beginning of the period (commencement of operations) is May 10, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (113 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR TECHNOLOGY ETF

The iShares Edge MSCI Multifactor Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the technology sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Information Technology Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from May 10, 2016 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 14.34%, net of fees, while the total return for the Index was 14.47%.

The Index posted strong gains for the reporting period and outperformed the broad U.S. equity market. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

Robust growth in smartphone usage, cloud computing, and online security helped fuel the rally in technology stocks during the reporting period. Relative valuations also attracted investors to the technology sector, particularly late in the reporting period as more defensive sectors of the market grew overvalued.

Within the Index, semiconductor manufacturers contributed the most to performance for the reporting period. Heightened demand for chips in products ranging from automobiles to handheld devices provided a favorable environment for semiconductor stocks. Furthermore, exponential growth in cloud computing increased demand for servers and data centers, which also helped drive growth in the semiconductor industry.

Software stocks, which represented approximately a quarter of the Index on average during the reporting period, contributed meaningfully to Index performance. Systems and application software companies led the segment’s advance, benefiting from demand for smartphone operating systems and online security. On the downside, information technology consulting firms were the only segment of the Index to detract from performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Software	23.28%
IT Services	17.65
Technology Hardware, Storage & Peripherals	17.36
Semiconductors & Semiconductor Equipment	15.51
Internet Software & Services	12.14
Electronic Equipment, Instruments & Components	8.52
Communications Equipment	5.54

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Apple Inc.	11.74%
Microsoft Corp.	8.11
Facebook Inc. Class A	4.96
Alphabet Inc. Class C	3.67
Alphabet Inc. Class A	3.51
Accenture PLC Class A	3.45
Hewlett Packard Enterprise Co.	3.25
NVIDIA Corp.	3.23
Symantec Corp.	2.71
Linear Technology Corp.	2.62

TOTAL	47.25%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR UTILITIES ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	1.39%	1.03%	1.52%

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/10/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,013.90	$1.09	$1,000.00	$1,023.40	$1.78	0.35%

[a]	The beginning of the period (commencement of operations) is May 10, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (113 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 24 for more information.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR UTILITIES ETF

The iShares Edge MSCI Multifactor Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the utilities sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Utilities Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from May 10, 2016 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 1.39%, net of fees, while the total return for the Index was 1.52%.

The Index advanced for the reporting period but trailed the broad U.S. equity market. The Index’s research-based selection process focuses on four investment factors — value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

The utilities sector is considered a defensive sector of the stock market with relatively stable revenues. Consequently, utilities stocks tend to outperform in periods of economic uncertainty. In addition, utilities stocks typically have relatively high dividend yields, which are attractive at a time when interest rates are hovering near historically low levels.

Investor demand for these characteristics helped the utilities sector become one of the top-performing sectors in the U.S. equity market for the year ended August 31, 2016. But the outperformance of utilities stocks led to high valuations relative to the rest of the market. As a result, demand for utilities stocks waned during the brief reporting period, leading to the Index’s underperformance compared with the overall stock market.

Electric utilities, which represented approximately two-thirds of the Index on average during the reporting period, contributed positively to Index performance for the reporting period. In contrast, natural gas utilities and multi-utilities, which deliver both electricity and natural gas, detracted from Index returns for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Electric Utilities	64.04%
Multi-Utilities	29.44
Gas Utilities	6.47
Water Utilities	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Exelon Corp.	6.75%
NextEra Energy Inc.	6.54
Duke Energy Corp.	6.38
Edison International	5.68
Consolidated Edison Inc.	5.60
Southern Co. (The)	5.26
Public Service Enterprise Group Inc.	5.19
Dominion Resources Inc./VA	4.88
Entergy Corp.	4.22
Xcel Energy Inc.	4.14

TOTAL	54.64%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 (or commencement of operations, as applicable) and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER DISCRETIONARY ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.79%

AUTO COMPONENTS — 9.01%
Autoliv Inc.	492	$52,240
Delphi Automotive PLC	910	64,301
Goodyear Tire & Rubber Co. (The)	2,036	59,757
Lear Corp.	502	58,377

		234,675
AUTOMOBILES — 3.62%
General Motors Co.	2,956	94,356

		94,356
DISTRIBUTORS — 2.97%
Genuine Parts Co.	667	68,581
LKQ Corp.[a,b]	244	8,806

		77,387
HOTELS, RESTAURANTS & LEISURE — 7.61%
Carnival Corp.	1,225	58,555
Darden Restaurants Inc.	848	52,270
McDonald’s Corp.	486	56,211
Starbucks Corp.	551	30,983

		198,019
HOUSEHOLD DURABLES — 4.72%
Leggett & Platt Inc.	1,122	58,883
Whirlpool Corp.	358	63,953

		122,836
INTERNET & DIRECT MARKETING RETAIL — 10.09%
Amazon.com Inc.[a,b]	323	248,439
Priceline Group Inc. (The)[b]	10	14,167

		262,606
LEISURE PRODUCTS — 6.37%
Hasbro Inc.	682	55,747
Mattel Inc.	1,939	64,239
Polaris Industries Inc.	531	46,006

		165,992
MEDIA — 14.81%
Comcast Corp. Class A	1,569	102,393
Interpublic Group of Companies Inc. (The)	2,455	56,809
News Corp. Class A	3,728	52,416
Omnicom Group Inc.	814	70,110
Time Warner Inc.	96	7,527
Walt Disney Co. (The)	1,020	96,349

		385,604

Security	Shares	Value
MULTILINE RETAIL — 5.10%
Kohl’s Corp.	1,542	$68,434
Nordstrom Inc.	1,275	64,336

		132,770
SPECIALTY RETAIL — 29.16%
Bed Bath & Beyond Inc.	1,254	58,148
Best Buy Co. Inc.	1,828	70,341
Dick’s Sporting Goods Inc.	874	51,216
Foot Locker Inc.	954	62,620
Gap Inc. (The)	2,338	58,146
Home Depot Inc. (The)	860	115,343
Lowe’s Companies Inc.	280	21,437
O’Reilly Automotive Inc.[b]	282	78,946
Ross Stores Inc.	1,258	78,298
Staples Inc.	6,335	54,228
TJX Companies Inc. (The)	506	39,185
Ulta Salon Cosmetics & Fragrance Inc.[b]	289	71,444

		759,352
TEXTILES, APPAREL & LUXURY GOODS — 6.33%
Coach Inc.	1,549	59,141
lululemon athletica Inc.[b]	168	12,853
Michael Kors Holdings Ltd.[b]	1,346	65,887
NIKE Inc. Class B	466	26,860

		164,741

TOTAL COMMON STOCKS
(Cost: $2,516,588)		2,598,338

SHORT-TERM INVESTMENTS — 0.40%

MONEY MARKET FUNDS — 0.40%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	9,028	9,028
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	1,397	1,397

		10,425

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,425)		10,425

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER DISCRETIONARY ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 100.19%
(Cost: $2,527,013)[f]	$2,608,763
Other Assets, Less Liabilities — (0.19)%	(4,907)

NET ASSETS — 100.00%	$2,603,856

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $2,532,146. Net unrealized appreciation was $76,617, of which $137,892 represented gross unrealized appreciation on securities and $61,275 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,598,338	$—	$—	$2,598,338
Money market funds	10,425	—	—	10,425

Total	$2,608,763	$—	$—	$2,608,763

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER STAPLES ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.80%

BEVERAGES — 19.66%
Coca-Cola Co. (The)	4,400	$191,092
Dr Pepper Snapple Group Inc.	815	76,365
Molson Coors Brewing Co. Class B	786	80,424
PepsiCo Inc.	1,450	154,787

		502,668
FOOD & STAPLES RETAILING — 27.79%
Costco Wholesale Corp.	242	39,226
CVS Health Corp.	1,942	181,383
Kroger Co. (The)	2,676	85,605
Sysco Corp.	1,786	92,622
Wal-Mart Stores Inc.	2,849	203,533
Walgreens Boots Alliance Inc.	564	45,520
Whole Foods Market Inc.	2,064	62,704

		710,593
FOOD PRODUCTS — 23.84%
Archer-Daniels-Midland Co.	2,112	92,421
Campbell Soup Co.	1,081	65,638
Hormel Foods Corp.	1,860	71,164
Ingredion Inc.	535	73,273
JM Smucker Co. (The)	573	81,246
Kraft Heinz Co. (The)	220	19,688
McCormick & Co. Inc./MD	701	71,474
Mondelez International Inc. Class A	944	42,499
Tyson Foods Inc. Class A	1,221	92,271

		609,674
HOUSEHOLD PRODUCTS — 17.53%
Church & Dwight Co. Inc.	698	69,395
Clorox Co. (The)	577	75,610
Colgate-Palmolive Co.	437	32,487
Kimberly-Clark Corp.	95	12,166
Procter & Gamble Co. (The)	2,963	258,699

		448,357
TOBACCO — 10.98%
Altria Group Inc.	1,744	115,261
Philip Morris International Inc.	1,578	157,690
Reynolds American Inc.	158	7,832

		280,783

TOTAL COMMON STOCKS
(Cost: $2,537,286)		2,552,075

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.18%

MONEY MARKET FUNDS — 0.18%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[a,b]	4,662	$4,662

		4,662

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,662)		4,662

TOTAL INVESTMENTS IN SECURITIES — 99.98%
(Cost: $2,541,948)[c]		2,556,737
Other Assets, Less Liabilities — 0.02%		548

NET ASSETS — 100.00%		$2,557,285

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments for federal income tax purposes was $2,544,505. Net unrealized appreciation was $12,232, of which $71,567 represented gross unrealized appreciation on securities and $59,335 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER STAPLES ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,552,075	$—	$—	$2,552,075
Money market funds	4,662	—	—	4,662

Total	$2,556,737	$—	$—	$2,556,737

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR ENERGY ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.24%

ENERGY EQUIPMENT & SERVICES — 16.83%
FMC Technologies Inc.[a]	2,547	$71,825
Halliburton Co.	458	19,699
Helmerich & Payne Inc.	1,212	73,277
National Oilwell Varco Inc.	2,620	87,875
Schlumberger Ltd.	2,213	174,827

		427,503
OIL, GAS & CONSUMABLE FUELS — 82.41%
Chevron Corp.	4,560	458,645
Concho Resources Inc.[a]	824	106,461
ConocoPhillips	1,363	55,951
Continental Resources Inc./OKa,b	220	10,551
EOG Resources Inc.	482	42,652
EQT Corp.	1,189	85,014
Exxon Mobil Corp.	6,763	589,328
HollyFrontier Corp.	2,413	62,448
Kinder Morgan Inc./DE	847	18,507
Marathon Petroleum Corp.	2,688	114,267
Murphy Oil Corp.	2,233	59,666
Occidental Petroleum Corp.	888	68,243
Phillips 66	1,474	115,635
Pioneer Natural Resources Co.	10	1,791
Spectra Energy Corp.	3,342	119,042
Tesoro Corp.	982	74,062
Valero Energy Corp.	2,014	111,475

		2,093,738

TOTAL COMMON STOCKS
(Cost: $2,491,800)		2,521,241

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.48%

MONEY MARKET FUNDS — 0.48%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	11,330	$11,330
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	992	992

		12,322

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,322)		12,322

TOTAL INVESTMENTS IN SECURITIES — 99.72%
(Cost: $2,504,122)[f]		2,533,563
Other Assets, Less Liabilities — 0.28%		7,098

NET ASSETS — 100.00%		$2,540,661

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $2,508,556. Net unrealized appreciation was $25,007, of which $68,014 represented gross unrealized appreciation on securities and $43,007 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,521,241	$—	$—	$2,521,241
Money market funds	12,322	—	—	12,322

Total	$2,533,563	$—	$—	$2,533,563

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR FINANCIALS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.89%

BANKS — 26.53%
Bank of America Corp.	5,558	$89,706
Citigroup Inc.	1,452	69,319
Citizens Financial Group Inc.	2,853	70,669
Fifth Third Bancorp.	534	10,765
Huntington Bancshares Inc./OH	8,228	82,362
JPMorgan Chase & Co.	2,446	165,105
People’s United Financial Inc.	2,813	45,711
U.S. Bancorp.	264	11,656
Wells Fargo & Co.	3,229	164,033

		709,326
CAPITAL MARKETS — 13.88%
Eaton Vance Corp. NVS	1,027	41,111
MSCI Inc.	788	71,014
Nasdaq Inc.	970	69,074
Raymond James Financial Inc.	1,151	66,954
SEI Investments Co.	1,219	56,196
T Rowe Price Group Inc.	960	66,758

		371,107
CONSUMER FINANCE — 1.61%
Navient Corp.	2,992	43,025

		43,025
DIVERSIFIED FINANCIAL SERVICES — 5.90%
Berkshire Hathaway Inc. Class Ba	690	103,838
Voya Financial Inc.	1,844	53,919

		157,757
INSURANCE — 51.97%
Aflac Inc.	1,154	85,604
Alleghany Corp.[a]	107	57,373
Allstate Corp. (The)	1,142	78,752
American International Group Inc.	70	4,188
Aon PLC	748	83,290
Arch Capital Group Ltd.[a]	869	70,337
Assurant Inc.	561	50,238
Axis Capital Holdings Ltd.	840	47,771
Cincinnati Financial Corp.	944	72,792
Everest Re Group Ltd.	317	61,301
FNF Group	1,875	70,669
Hartford Financial Services Group Inc. (The)	1,579	64,850
Lincoln National Corp.	1,430	68,683
Marsh & McLennan Companies Inc.	1,316	89,001
Principal Financial Group Inc.	1,536	75,371

Security	Shares	Value
Progressive Corp. (The)	2,190	$71,306
Prudential Financial Inc.	77	6,112
Torchmark Corp.	1,018	65,844
Travelers Companies Inc. (The)	753	89,389
Unum Group	1,755	62,496
WR Berkley Corp.	887	52,661
XL Group Ltd.	1,788	61,203

		1,389,231

TOTAL COMMON STOCKS
(Cost: $2,545,624)		2,670,446

SHORT-TERM INVESTMENTS — 0.08%

MONEY MARKET FUNDS — 0.08%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	2,187	2,187

		2,187

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,187)		2,187

TOTAL INVESTMENTS IN SECURITIES — 99.97%
(Cost: $2,547,811)[d]		2,672,633
Other Assets, Less Liabilities — 0.03%		891

NET ASSETS — 100.00%		$2,673,524

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $2,548,379. Net unrealized appreciation was $124,254, of which $144,637 represented gross unrealized appreciation on securities and $20,383 represented gross unrealized depreciation on securities.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR FINANCIALS ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,670,446	$—	$—	$2,670,446
Money market funds	2,187	—	—	2,187

Total	$2,672,633	$—	$—	$2,672,633

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR HEALTHCARE ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.97%

BIOTECHNOLOGY — 12.41%
AbbVie Inc.	652	$41,793
Amgen Inc.	366	62,242
Biogen Inc.[a]	7	2,140
Celgene Corp.[a]	222	23,696
Gilead Sciences Inc.	1,872	146,727
United Therapeutics Corp.[a]	422	51,602

		328,200
HEALTH CARE EQUIPMENT & SUPPLIES — 18.77%
Abbott Laboratories	8	336
Cooper Companies Inc. (The)	370	68,790
DENTSPLY SIRONA Inc.	1,051	64,595
Edwards Lifesciences Corp.[a]	721	83,030
Intuitive Surgical Inc.[a]	120	82,371
Medtronic PLC	682	59,355
ResMed Inc.	1,044	69,624
Varian Medical Systems Inc.[a]	710	68,252

		496,353
HEALTH CARE PROVIDERS & SERVICES — 32.10%
Aetna Inc.	803	94,047
Anthem Inc.	636	79,551
Cardinal Health Inc.	968	77,121
Centene Corp.[a]	1,075	73,412
Cigna Corp.	644	82,600
Henry Schein Inc.[a]	381	62,404
Humana Inc.	139	24,841
Laboratory Corp. of America Holdings[a]	510	69,834
MEDNAX Inc.[a]	856	56,299
Patterson Companies Inc.	796	36,616
Quest Diagnostics Inc.	809	67,001

Security	Shares	Value
UnitedHealth Group Inc.	504	$68,569
Universal Health Services Inc. Class B	470	56,649

		848,944
LIFE SCIENCES TOOLS & SERVICES — 8.03%
Agilent Technologies Inc.	1,472	69,154
Mettler-Toledo International Inc.[a]	166	66,910
Thermo Fisher Scientific Inc.	28	4,261
Waters Corp.[a]	458	72,048

		212,373
PHARMACEUTICALS — 28.66%
Allergan PLC[a]	145	34,008
Bristol-Myers Squibb Co.	842	48,323
Eli Lilly & Co.	247	19,204
Johnson & Johnson	2,150	256,581
Mallinckrodt PLC[a]	958	71,409
Merck & Co. Inc.	1,672	104,985
Mylan NVa	1,807	76,545
Pfizer Inc.	4,220	146,856

		757,911

TOTAL COMMON STOCKS
(Cost: $2,559,130)		2,643,781

TOTAL INVESTMENTS IN SECURITIES — 99.97%
(Cost: $2,559,130)[b]		2,643,781
Other Assets, Less Liabilities — 0.03%		743

NET ASSETS — 100.00%		$2,644,524

[a]	Non-income earning security.
[b]	The cost of investments for federal income tax purposes was $2,559,543. Net unrealized appreciation was $84,238, of which $139,269 represented gross unrealized appreciation on securities and $55,031 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,643,781	$—	$—	$2,643,781

Total	$2,643,781	$—	$—	$2,643,781

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR INDUSTRIALS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.57%

AEROSPACE & DEFENSE — 19.34%
Boeing Co. (The)	846	$109,515
General Dynamics Corp.	24	3,653
Honeywell International Inc.	580	67,692
L-3 Communications Holdings Inc.	471	70,094
Lockheed Martin Corp.	173	42,034
Northrop Grumman Corp.	479	101,582
Raytheon Co.	34	4,764
Rockwell Collins Inc.	458	38,330
United Technologies Corp.	610	64,922

		502,586
AIR FREIGHT & LOGISTICS — 8.06%
CH Robinson Worldwide Inc.	882	61,229
Expeditors International of Washington Inc.	1,302	65,946
FedEx Corp.	183	30,182
United Parcel Service Inc. Class B	478	52,207

		209,564
AIRLINES — 6.66%
American Airlines Group Inc.	1,694	61,492
Southwest Airlines Co.	1,410	52,001
United Continental Holdings Inc.[a]	1,182	59,585

		173,078
BUILDING PRODUCTS — 2.72%
AO Smith Corp.	732	70,623

		70,623
COMMERCIAL SERVICES & SUPPLIES — 5.68%
Cintas Corp.	661	77,674
Republic Services Inc.	1,383	69,869

		147,543
CONSTRUCTION & ENGINEERING — 4.81%
Fluor Corp.	1,210	62,799
Jacobs Engineering Group Inc.[a]	1,182	62,280

		125,079
ELECTRICAL EQUIPMENT — 6.06%
Acuity Brands Inc.	263	72,356
Eaton Corp. PLC	178	11,844
Rockwell Automation Inc.	632	73,268

		157,468
INDUSTRIAL CONGLOMERATES — 17.33%
3M Co.	550	98,582
General Electric Co.	11,262	351,825

		450,407

Security	Shares	Value
MACHINERY — 16.15%
AGCO Corp.	931	$45,191
Caterpillar Inc.	98	8,031
Cummins Inc.	680	85,415
Fortive Corp.	182	9,586
Snap-on Inc.	391	59,936
Stanley Black & Decker Inc.	652	80,685
Wabtec Corp./DE	769	58,913
Xylem Inc./NY	1,414	71,916

		419,673
PROFESSIONAL SERVICES — 7.11%
Equifax Inc.	575	75,843
ManpowerGroup Inc.	743	53,095
Robert Half International Inc.	1,458	55,885

		184,823
ROAD & RAIL — 5.65%
AMERCO	95	32,653
JB Hunt Transport Services Inc.	752	59,701
Union Pacific Corp.	572	54,643

		146,997

TOTAL COMMON STOCKS
(Cost: $2,511,852)		2,587,841

SHORT-TERM INVESTMENTS — 0.17%

MONEY MARKET FUNDS — 0.17%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	4,328	4,328

		4,328

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,328)		4,328

TOTAL INVESTMENTS IN SECURITIES — 99.74%
(Cost: $2,516,180)[d]		2,592,169
Other Assets, Less Liabilities — 0.26%		6,829

NET ASSETS — 100.00%		$2,598,998

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $2,517,630. Net unrealized appreciation was $74,539, of which $113,365 represented gross unrealized appreciation on securities and $38,826 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INDUSTRIALS ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,587,841	$—	$—	$2,587,841
Money market funds	4,328	—	—	4,328

Total	$2,592,169	$—	$—	$2,592,169

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR MATERIALS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.67%

CHEMICALS — 68.71%
Air Products & Chemicals Inc.	559	$86,992
Albemarle Corp.	1,161	92,845
Celanese Corp. Series A	1,377	88,720
Dow Chemical Co. (The)	6,000	321,840
Eastman Chemical Co.	1,356	92,059
Ecolab Inc.	748	92,041
EI du Pont de Nemours & Co.	3,115	216,804
LyondellBasell Industries NV Class A	2,230	175,925
Monsanto Co.	1,452	154,638
Mosaic Co. (The)	3,422	102,900
PPG Industries Inc.	716	75,810
Praxair Inc.	813	99,218
Sherwin-Williams Co. (The)	525	148,948
Valspar Corp. (The)	804	84,750

		1,833,490
CONSTRUCTION MATERIALS — 3.99%
Martin Marietta Materials Inc.	487	89,136
Vulcan Materials Co.	153	17,422

		106,558
CONTAINERS & PACKAGING — 16.52%
Avery Dennison Corp.	1,070	82,861
International Paper Co.	2,968	143,918
Packaging Corp. of America	1,201	94,435
WestRock Co.	2,495	119,510

		440,724

Security	Shares	Value
METALS & MINING — 10.45%
Alcoa Inc.	360	$3,629
Freeport-McMoRan Inc.	730	7,511
Newmont Mining Corp.	3,841	146,880
Nucor Corp.	2,492	120,887

		278,907

TOTAL COMMON STOCKS
(Cost: $2,520,155)		2,659,679

SHORT-TERM INVESTMENTS — 0.10%

MONEY MARKET FUNDS — 0.10%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[a,b]	2,596	2,596

		2,596

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,596)		2,596

TOTAL INVESTMENTS IN SECURITIES — 99.77%
(Cost: $2,522,751)[c]		2,662,275
Other Assets, Less Liabilities — 0.23%		6,241

NET ASSETS — 100.00%		$2,668,516

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments for federal income tax purposes was $2,524,144. Net unrealized appreciation was $138,131, of which $174,592 represented gross unrealized appreciation on securities and $36,461 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,659,679	$—	$—	$2,659,679
Money market funds	2,596	—	—	2,596

Total	$2,662,275	$—	$—	$2,662,275

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR TECHNOLOGY ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.69%

COMMUNICATIONS EQUIPMENT — 5.53%
Cisco Systems Inc.	1,578	$49,613
F5 Networks Inc.[a]	455	55,842
Juniper Networks Inc.	2,350	54,238

		159,693
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 8.49%
Arrow Electronics Inc.[a,b]	622	40,946
Avnet Inc.	873	36,387
Corning Inc.	3,319	75,308
Flextronics International Ltd.[a]	3,694	48,909
FLIR Systems Inc.	944	29,103
Trimble Navigation Ltd.[a]	540	14,796

		245,449
INTERNET SOFTWARE & SERVICES — 12.10%
Alphabet Inc. Class Aa	128	101,101
Alphabet Inc. Class Ca	138	105,853
Facebook Inc. Class Aa	1,133	142,894

		349,848
IT SERVICES — 17.60%
Accenture PLC Class A	864	99,360
Broadridge Financial Solutions Inc.	804	55,717
International Business Machines Corp.	271	43,056
MasterCard Inc. Class A	129	12,465
Paychex Inc.	1,201	72,865
Total System Services Inc.	1,066	52,501
Visa Inc. Class A	638	51,614
Western Union Co. (The)	2,962	63,742
Xerox Corp.	5,821	57,337

		508,657
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 15.46%
Intel Corp.	1,500	53,835
KLA-Tencor Corp.	26	1,801
Lam Research Corp.	804	75,029
Linear Technology Corp.	1,296	75,479
Marvell Technology Group Ltd.	3,005	37,262
NVIDIA Corp.	1,517	93,053
Qorvo Inc.[a]	657	37,731
QUALCOMM Inc.	52	3,280
Skyworks Solutions Inc.	929	69,545

		447,015

Security	Shares	Value
SOFTWARE — 23.20%
ANSYS Inc.[a]	230	$21,871
CA Inc.	1,846	62,598
Cadence Design Systems Inc.[a]	2,040	51,897
Citrix Systems Inc.[a]	324	28,253
Intuit Inc.	666	74,226
Microsoft Corp.	4,067	233,690
Nuance Communications Inc.[a]	1,706	24,873
Oracle Corp.	827	34,089
Symantec Corp.	3,236	78,085
Synopsys Inc.[a]	1,032	61,187

		670,769
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 17.31%
Apple Inc.	3,189	338,353
Hewlett Packard Enterprise Co.	4,370	93,867
NetApp Inc.	1,969	68,108

		500,328

TOTAL COMMON STOCKS
(Cost: $2,568,543)		2,881,759

SHORT-TERM INVESTMENTS — 1.65%

MONEY MARKET FUNDS — 1.65%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	41,616	41,616
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	6,136	6,136

		47,752

TOTAL SHORT-TERM INVESTMENTS
(Cost: $47,752)		47,752

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR TECHNOLOGY ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 101.34%
(Cost: $2,616,295)[f]	$2,929,511
Other Assets, Less Liabilities — (1.34)%	(38,716)

NET ASSETS — 100.00%	$2,890,795

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $2,616,305. Net unrealized appreciation was $313,206, of which $323,778 represented gross unrealized appreciation on securities and $10,572 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,881,759	$—	$—	$2,881,759
Money market funds	47,752	—	—	47,752

Total	$2,929,511	$—	$—	$2,929,511

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR UTILITIES ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.51%

ELECTRIC UTILITIES — 63.73%
Alliant Energy Corp.	2,254	$85,539
American Electric Power Co. Inc.	1,502	96,984
Duke Energy Corp.	2,022	161,073
Edison International	1,970	143,259
Entergy Corp.	1,360	106,352
Eversource Energy	336	18,134
Exelon Corp.	5,008	170,272
FirstEnergy Corp.	3,178	104,016
NextEra Energy Inc.	1,364	164,962
OGE Energy Corp.	2,392	74,463
PG&E Corp.	1,052	65,161
Pinnacle West Capital Corp.	1,124	84,345
PPL Corp.	1,310	45,562
Southern Co. (The)	2,583	132,585
Westar Energy Inc.	1,063	58,401
Xcel Energy Inc.	2,526	104,475

		1,615,583
GAS UTILITIES — 6.44%
Atmos Energy Corp.	1,086	80,038
UGI Corp.	1,832	83,319

		163,357
MULTI-UTILITIES — 29.29%
Ameren Corp.	1,978	97,753
Consolidated Edison Inc.	1,877	141,244
Dominion Resources Inc./VA	1,661	123,180
DTE Energy Co.	138	12,820
NiSource Inc.	3,354	80,295
Public Service Enterprise Group Inc.	3,062	130,931

Security	Shares	Value
SCANA Corp.	1,245	$87,959
Sempra Energy	438	45,828
WEC Energy Group Inc.	378	22,635

		742,645
WATER UTILITIES — 0.05%
American Water Works Co. Inc.	16	1,184

		1,184

TOTAL COMMON STOCKS
(Cost: $2,515,518)		2,522,769

SHORT-TERM INVESTMENTS — 0.15%

MONEY MARKET FUNDS — 0.15%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[a,b]	3,777	3,777

		3,777

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,777)		3,777

TOTAL INVESTMENTS IN SECURITIES — 99.66%
(Cost: $2,519,295)[c]		2,526,546
Other Assets, Less Liabilities — 0.34%		8,641

NET ASSETS — 100.00%		$2,535,187

[a]	Affiliated money market fund.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments for federal income tax purposes was $2,519,727. Net unrealized appreciation was $6,819, of which $33,940 represented gross unrealized appreciation on securities and $27,121 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,522,769	$—	$—	$2,522,769
Money market funds	3,777	—	—	3,777

Total	$2,526,546	$—	$—	$2,526,546

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2016

	iShares Edge MSCI Multifactor Consumer Discretionary ETF	iShares Edge MSCI Multifactor Consumer Staples ETF	iShares Edge MSCI Multifactor Energy ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,516,588	$2,537,286	$2,491,800
Affiliated (Note 2)	10,425	4,662	12,322

Total cost of investments	$2,527,013	$2,541,948	$2,504,122

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,598,338	$2,552,075	$2,521,241
Affiliated (Note 2)	10,425	4,662	12,322

Total fair value of investments	2,608,763	2,556,737	2,533,563
Receivables:
Investment securities sold	12,023	40,775	21,005
Dividends and interest	4,651	4,932	17,667

Total Assets	2,625,437	2,602,444	2,572,235

LIABILITIES
Payables:
Investment securities purchased	11,783	44,397	19,488
Collateral for securities on loan (Note 1)	9,028	—	11,330
Investment advisory fees (Note 2)	770	762	756

Total Liabilities	21,581	45,159	31,574

NET ASSETS	$2,603,856	$2,557,285	$2,540,661

Net assets consist of:
Paid-in capital	$2,526,438	$2,536,958	$2,503,368
Undistributed net investment income	6,848	10,281	16,034
Accumulated net realized loss	(11,180)	(4,743)	(8,182)
Net unrealized appreciation	81,750	14,789	29,441

NET ASSETS	$2,603,856	$2,557,285	$2,540,661

Shares outstanding[b]	100,000	100,000	100,000

Net asset value per share	$26.04	$25.57	$25.41

[a]	Securities on loan with values of $8,806, $ — and $10,551, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2016

	iShares Edge MSCI Multifactor Financials ETF	iShares Edge MSCI Multifactor Healthcare ETF	iShares Edge MSCI Multifactor Industrials ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,545,624	$2,559,130	$2,511,852
Affiliated (Note 2)	2,187	—	4,328

Total cost of investments	$2,547,811	$2,559,130	$2,516,180

Investments in securities, at fair value (Note 1):
Unaffiliated	$2,670,446	$2,643,781	$2,587,841
Affiliated (Note 2)	2,187	—	4,328

Total fair value of investments	2,672,633	2,643,781	2,592,169
Cash	—	894	—
Receivables:
Investment securities sold	168,912	9,864	12,849
Dividends and interest	4,029	3,882	7,381

Total Assets	2,845,574	2,658,421	2,612,399

LIABILITIES
Payables:
Investment securities purchased	171,277	10,290	12,633
Due to custodian	—	2,808	—
Investment advisory fees (Note 2)	773	799	768

Total Liabilities	172,050	13,897	13,401

NET ASSETS	$2,673,524	$2,644,524	$2,598,998

Net assets consist of:
Paid-in capital	$2,533,479	$2,541,255	$2,533,796
Undistributed net investment income	7,699	4,414	7,196
Undistributed net realized gain (accumulated net realized loss)	7,524	14,204	(17,983)
Net unrealized appreciation	124,822	84,651	75,989

NET ASSETS	$2,673,524	$2,644,524	$2,598,998

Shares outstanding[a]	100,000	100,000	100,000

Net asset value per share	$26.74	$26.45	$25.99

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2016

	iShares Edge MSCI Multifactor Materials ETF	iShares Edge MSCI Multifactor Technology ETF	iShares Edge MSCI Multifactor Utilities ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,520,155	$2,568,543	$2,515,518
Affiliated (Note 2)	2,596	47,752	3,777

Total cost of investments	$2,522,751	$2,616,295	$2,519,295

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,659,679	$2,881,759	$2,522,769
Affiliated (Note 2)	2,596	47,752	3,777

Total fair value of investments	2,662,275	2,929,511	2,526,546
Receivables:
Investment securities sold	7,311	13,098	6,264
Dividends and interest	5,641	4,060	12,798

Total Assets	2,675,227	2,946,669	2,545,608

LIABILITIES
Payables:
Investment securities purchased	5,919	13,409	9,652
Collateral for securities on loan (Note 1)	—	41,616	—
Investment advisory fees (Note 2)	792	849	769

Total Liabilities	6,711	55,874	10,421

NET ASSETS	$2,668,516	$2,890,795	$2,535,187

Net assets consist of:
Paid-in capital	$2,526,402	$2,531,926	$2,512,508
Undistributed net investment income	10,141	6,817	14,568
Undistributed net realized gain (accumulated net realized loss)	(7,551)	38,836	860
Net unrealized appreciation	139,524	313,216	7,251

NET ASSETS	$2,668,516	$2,890,795	$2,535,187

Shares outstanding[b]	100,000	100,000	100,000

Net asset value per share	$26.69	$28.91	$25.35

[a]	Securities on loan with values of $ —, $40,288 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations

iSHARES® TRUST

Period ended August 31, 2016

	iShares Edge MSCI Multifactor Consumer Discretionary ETF[a]	iShares Edge MSCI Multifactor Consumer Staples ETF[a]	iShares Edge MSCI Multifactor Energy ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated	$16,753	$19,971	$35,798
Dividends — affiliated (Note 2)	3	5	3
Securities lending income — affiliated — net (Note 2)	10	—	—

Total investment income	16,766	19,976	35,801

EXPENSES
Investment advisory fees (Note 2)	2,711	2,752	2,751

Total expenses	2,711	2,752	2,751

Net investment income	14,055	17,224	33,050

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,180)	(4,743)	(8,182)

Net realized loss	(11,180)	(4,743)	(8,182)

Net change in unrealized appreciation/depreciation	81,750	14,789	29,441

Net realized and unrealized gain	70,570	10,046	21,259

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$84,625	$27,270	$54,309

[a]	For the period from May 10, 2016 (commencement of operations) to August 31, 2016.

See notes to financial statements.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Period ended August 31, 2016

	iShares Edge MSCI Multifactor Financials ETF[a]	iShares Edge MSCI Multifactor Healthcare ETF[a]	iShares Edge MSCI Multifactor Industrials ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated	$16,707	$12,095	$20,713
Dividends — affiliated (Note 2)	2	2	3
Securities lending income — affiliated — net (Note 2)	5	3	184

Total investment income	16,714	12,100	20,900

EXPENSES
Investment advisory fees (Note 2)	2,765	2,839	2,746

Total expenses	2,765	2,839	2,746

Net investment income	13,949	9,261	18,154

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	7,524	14,204	(17,983)

Net realized gain (loss)	7,524	14,204	(17,983)

Net change in unrealized appreciation/depreciation	124,822	84,651	75,989

Net realized and unrealized gain	132,346	98,855	58,006

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$146,295	$108,116	$76,160

[a]	For the period from May 10, 2016 (commencement of operations) to August 31, 2016.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations (Continued)

iSHARES® TRUST

Period ended August 31, 2016

	iShares Edge MSCI Multifactor Materials ETF[a]	iShares Edge MSCI Multifactor Technology ETF[a]	iShares Edge MSCI Multifactor Utilities ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated	$21,200	$13,478	$30,427
Dividends — affiliated (Note 2)	3	3	3
Securities lending income — affiliated — net (Note 2)	—	3	—

Total investment income	21,203	13,484	30,430

EXPENSES
Investment advisory fees (Note 2)	2,817	2,922	2,804

Total expenses	2,817	2,922	2,804

Net investment income	18,386	10,562	27,626

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,551)	38,836	860

Net realized gain (loss)	(7,551)	38,836	860

Net change in unrealized appreciation/depreciation	139,524	313,216	7,251

Net realized and unrealized gain	131,973	352,052	8,111

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$150,359	$362,614	$35,737

[a]	For the period from May 10, 2016 (commencement of operations) to August 31, 2016.

See notes to financial statements.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Edge MSCI Multifactor Consumer Discretionary ETF	iShares Edge MSCI Multifactor Consumer Staples ETF
	Period from May 10, 2016[a] to August 31, 2016	Period from May 10, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,055	$17,224
Net realized loss	(11,180)	(4,743)
Net change in unrealized appreciation/depreciation	81,750	14,789

Net increase in net assets resulting from operations	84,625	27,270

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,207)	(6,943)

Total distributions to shareholders	(7,207)	(6,943)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,526,438	2,536,958

Net increase in net assets from capital share transactions	2,526,438	2,536,958

INCREASE IN NET ASSETS	2,603,856	2,557,285

NET ASSETS
Beginning of period	—	—

End of period	$2,603,856	$2,557,285

Undistributed net investment income included in net assets at end of period	$6,848	$10,281

SHARES ISSUED
Shares sold	100,000	100,000

Net increase in shares outstanding	100,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Multifactor Energy ETF	iShares Edge MSCI Multifactor Financials ETF
	Period from May 10, 2016[a] to August 31, 2016	Period from May 10, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$33,050	$13,949
Net realized gain (loss)	(8,182)	7,524
Net change in unrealized appreciation/depreciation	29,441	124,822

Net increase in net assets resulting from operations	54,309	146,295

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,016)	(6,250)

Total distributions to shareholders	(17,016)	(6,250)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,503,368	2,533,479

Net increase in net assets from capital share transactions	2,503,368	2,533,479

INCREASE IN NET ASSETS	2,540,661	2,673,524

NET ASSETS
Beginning of period	—	—

End of period	$2,540,661	$2,673,524

Undistributed net investment income included in net assets at end of period	$16,034	$7,699

SHARES ISSUED
Shares sold	100,000	100,000

Net increase in shares outstanding	100,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Multifactor Healthcare ETF	iShares Edge MSCI Multifactor Industrials ETF
	Period from May 10, 2016[a] to August 31, 2016	Period from May 10, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,261	$18,154
Net realized gain (loss)	14,204	(17,983)
Net change in unrealized appreciation/depreciation	84,651	75,989

Net increase in net assets resulting from operations	108,116	76,160

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,847)	(10,958)

Total distributions to shareholders	(4,847)	(10,958)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,541,255	2,533,796

Net increase in net assets from capital share transactions	2,541,255	2,533,796

INCREASE IN NET ASSETS	2,644,524	2,598,998

NET ASSETS
Beginning of period	—	—

End of period	$2,644,524	$2,598,998

Undistributed net investment income included in net assets at end of period	$4,414	$7,196

SHARES ISSUED
Shares sold	100,000	100,000

Net increase in shares outstanding	100,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Multifactor Materials ETF	iShares Edge MSCI Multifactor Technology ETF
	Period from May 10, 2016[a] to August 31, 2016	Period from May 10, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$18,386	$10,562
Net realized gain (loss)	(7,551)	38,836
Net change in unrealized appreciation/depreciation	139,524	313,216

Net increase in net assets resulting from operations	150,359	362,614

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,245)	(3,745)

Total distributions to shareholders	(8,245)	(3,745)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,526,402	2,531,926

Net increase in net assets from capital share transactions	2,526,402	2,531,926

INCREASE IN NET ASSETS	2,668,516	2,890,795

NET ASSETS
Beginning of period	—	—

End of period	$2,668,516	$2,890,795

Undistributed net investment income included in net assets at end of period	$10,141	$6,817

SHARES ISSUED
Shares sold	100,000	100,000

Net increase in shares outstanding	100,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares Edge MSCI Multifactor Utilities ETF
Period from May 10, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$27,626
Net realized gain	860
Net change in unrealized appreciation/depreciation	7,251

Net increase in net assets resulting from operations	35,737

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,058)

Total distributions to shareholders	(13,058)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,512,508

Net increase in net assets from capital share transactions	2,512,508

INCREASE IN NET ASSETS	2,535,187

NET ASSETS
Beginning of period	—

End of period	$2,535,187

Undistributed net investment income included in net assets at end of period	$14,568

SHARES ISSUED
Shares sold	100,000

Net increase in shares outstanding	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Multifactor Consumer Discretionary ETF

Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.26

Income from investment operations:
Net investment income[b]	0.14
Net realized and unrealized gain[c]	0.71

Total from investment operations	0.85

Less distributions from:
Net investment income	(0.07)

Total distributions	(0.07)

Net asset value, end of period	$26.04

Total return	3.39%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,604
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	1.81%
Portfolio turnover rate[f]	22%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Multifactor Consumer Staples ETF

Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.37

Income from investment operations:
Net investment income[b]	0.17
Net realized and unrealized gain[c]	0.10

Total from investment operations	0.27

Less distributions from:
Net investment income	(0.07)

Total distributions	(0.07)

Net asset value, end of period	$25.57

Total return	1.07%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,557
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	2.19%
Portfolio turnover rate[f]	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Multifactor Energy ETF

Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.03

Income from investment operations:
Net investment income[b]	0.33
Net realized and unrealized gain[c]	0.22

Total from investment operations	0.55

Less distributions from:
Net investment income	(0.17)

Total distributions	(0.17)

Net asset value, end of period	$25.41

Total return	2.19%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,541
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	4.20%
Portfolio turnover rate[f]	29%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Multifactor Financials ETF

Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.33

Income from investment operations:
Net investment income[b]	0.14
Net realized and unrealized gain[c]	1.33

Total from investment operations	1.47

Less distributions from:
Net investment income	(0.06)

Total distributions	(0.06)

Net asset value, end of period	$26.74

Total return	5.83%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,674
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	1.77%
Portfolio turnover rate[f]	28%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Multifactor Healthcare ETF

Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.41

Income from investment operations:
Net investment income[b]	0.09
Net realized and unrealized gain[c]	1.00

Total from investment operations	1.09

Less distributions from:
Net investment income	(0.05)

Total distributions	(0.05)

Net asset value, end of period	$26.45

Total return	4.29%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,645
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	1.14%
Portfolio turnover rate[f]	20%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Multifactor Industrials ETF

Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.34

Income from investment operations:
Net investment income[b]	0.18
Net realized and unrealized gain[c]	0.58

Total from investment operations	0.76

Less distributions from:
Net investment income	(0.11)

Total distributions	(0.11)

Net asset value, end of period	$25.99

Total return	3.01%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,599
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	2.31%
Portfolio turnover rate[f]	26%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Multifactor Materials ETF

Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.26

Income from investment operations:
Net investment income[b]	0.18
Net realized and unrealized gain[c]	1.33

Total from investment operations	1.51

Less distributions from:
Net investment income	(0.08)

Total distributions	(0.08)

Net asset value, end of period	$26.69

Total return	6.00%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,669
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	2.28%
Portfolio turnover rate[f]	26%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Multifactor Technology ETF

Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.32

Income from investment operations:
Net investment income[b]	0.11
Net realized and unrealized gain[c]	3.52

Total from investment operations	3.63

Less distributions from:
Net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$28.91

Total return	14.34%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,891
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	1.27%
Portfolio turnover rate[f]	20%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Multifactor Utilities ETF

Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.13

Income from investment operations:
Net investment income[b]	0.28
Net realized and unrealized gain[c]	0.07

Total from investment operations	0.35

Less distributions from:
Net investment income	(0.13)

Total distributions	(0.13)

Net asset value, end of period	$25.35

Total return	1.39%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,535
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	3.45%
Portfolio turnover rate[f]	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Multifactor Consumer Discretionary[a]	Non-diversified
Edge MSCI Multifactor Consumer Staples[a]	Non-diversified
Edge MSCI Multifactor Energy[a]	Non-diversified
Edge MSCI Multifactor Financials[a]	Non-diversified

iShares ETF	Diversification Classification
Edge MSCI Multifactor Healthcare[a]	Non-diversified
Edge MSCI Multifactor Industrials[a]	Non-diversified
Edge MSCI Multifactor Materials[a]	Non-diversified
Edge MSCI Multifactor Technology[a]	Non-diversified
Edge MSCI Multifactor Utilities[a]	Non-diversified

[a]	The Fund commenced operations on May 10, 2016.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Edge MSCI Multifactor Consumer Discretionary
JPMorgan Clearing Corp.	$8,806	$8,806	$—

Edge MSCI Multifactor Energy
JPMorgan Clearing Corp.	$10,551	$10,551	$—

Edge MSCI Multifactor Technology
JPMorgan Clearing Corp.	$40,288	$40,288	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.35% based on the average daily net assets of each Fund.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the period ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Multifactor Consumer Discretionary	$6
Edge MSCI Multifactor Financials	3
Edge MSCI Multifactor Healthcare	1
Edge MSCI Multifactor Industrials	74
Edge MSCI Multifactor Technology	1

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the period ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Consumer Discretionary	$3,637	$268
Edge MSCI Multifactor Consumer Staples	3,646	1,381
Edge MSCI Multifactor Energy	6,306	871
Edge MSCI Multifactor Financials	37,305	52,480
Edge MSCI Multifactor Healthcare	534	3,112
Edge MSCI Multifactor Industrials	3,586	843
Edge MSCI Multifactor Materials	—	2,573
Edge MSCI Multifactor Technology	1,574	849
Edge MSCI Multifactor Utilities	1,129	1,774

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Consumer Discretionary	$565,295	$560,215
Edge MSCI Multifactor Consumer Staples	469,631	443,672
Edge MSCI Multifactor Energy	738,048	737,684
Edge MSCI Multifactor Financials	783,798	710,034
Edge MSCI Multifactor Healthcare	528,064	520,642
Edge MSCI Multifactor Industrials	650,620	650,831
Edge MSCI Multifactor Materials	686,586	681,533
Edge MSCI Multifactor Technology	544,183	542,652
Edge MSCI Multifactor Utilities	549,858	543,959

In-kind transactions (see Note 4) for the period ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Multifactor Consumer Discretionary	$2,522,688	$—
Edge MSCI Multifactor Consumer Staples	2,533,208	—
Edge MSCI Multifactor Energy	2,499,618	—
Edge MSCI Multifactor Financials	2,464,335	—
Edge MSCI Multifactor Healthcare	2,537,505	—
Edge MSCI Multifactor Industrials	2,530,046	—
Edge MSCI Multifactor Materials	2,522,652	—
Edge MSCI Multifactor Technology	2,528,176	—
Edge MSCI Multifactor Utilities	2,508,758	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the period ended August 31, 2016 was as follows:

iShares ETF	2016
Edge MSCI Multifactor Consumer Discretionary
Ordinary income	$7,207

Edge MSCI Multifactor Consumer Staples
Ordinary income	$6,943

Edge MSCI Multifactor Energy
Ordinary income	$17,016

Edge MSCI Multifactor Financials
Ordinary income	$6,250

Edge MSCI Multifactor Healthcare
Ordinary income	$4,847

Edge MSCI Multifactor Industrials
Ordinary income	$10,958

Edge MSCI Multifactor Materials
Ordinary income	$8,245

Edge MSCI Multifactor Technology
Ordinary income	$3,745

Edge MSCI Multifactor Utilities
Ordinary income	$13,058

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Edge MSCI Multifactor Consumer Discretionary	$6,848	$(6,047)	$76,617	$77,418
Edge MSCI Multifactor Consumer Staples	10,281	(2,186)	12,232	20,327
Edge MSCI Multifactor Energy	16,034	(3,748)	25,007	37,293
Edge MSCI Multifactor Financials	15,791	—	124,254	140,045
Edge MSCI Multifactor Healthcare	19,031	—	84,238	103,269
Edge MSCI Multifactor Industrials	7,196	(16,533)	74,539	65,202
Edge MSCI Multifactor Materials	10,141	(6,158)	138,131	142,114
Edge MSCI Multifactor Technology	45,663	—	313,206	358,869
Edge MSCI Multifactor Utilities	15,860	—	6,819	22,679

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Edge MSCI Multifactor Consumer Discretionary	$6,047
Edge MSCI Multifactor Consumer Staples	2,186
Edge MSCI Multifactor Energy	3,748
Edge MSCI Multifactor Industrials	16,533
Edge MSCI Multifactor Materials	6,158

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Multifactor Consumer Discretionary ETF, iShares Edge MSCI Multifactor Consumer Staples ETF, iShares Edge MSCI Multifactor Energy ETF, iShares Edge MSCI Multifactor Financials ETF, iShares Edge MSCI Multifactor Healthcare ETF, iShares Edge MSCI Multifactor Industrials ETF, iShares Edge MSCI Multifactor Materials ETF, iShares Edge MSCI Multifactor Technology ETF and iShares Edge MSCI Multifactor Utilities ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
Edge MSCI Multifactor Consumer Discretionary	$16,031
Edge MSCI Multifactor Consumer Staples	18,811
Edge MSCI Multifactor Energy	32,895
Edge MSCI Multifactor Financials	14,988
Edge MSCI Multifactor Healthcare	12,077

iShares ETF	Qualified Dividend Income
Edge MSCI Multifactor Industrials	$18,471
Edge MSCI Multifactor Materials	19,756
Edge MSCI Multifactor Technology	13,115
Edge MSCI Multifactor Utilities	29,979

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended August 31, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Edge MSCI Multifactor Consumer Discretionary	100.00%
Edge MSCI Multifactor Consumer Staples	100.00
Edge MSCI Multifactor Energy	97.79
Edge MSCI Multifactor Financials	98.68
Edge MSCI Multifactor Healthcare	100.00

iShares ETF	Dividends- Received Deduction
Edge MSCI Multifactor Industrials	100.00%
Edge MSCI Multifactor Materials	88.38
Edge MSCI Multifactor Technology	100.00
Edge MSCI Multifactor Utilities	100.00

TAX INFORMATION	69

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Edge MSCI Multifactor Consumer Discretionary ETF and iShares Edge MSCI Multifactor Consumer Staples ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on December 1-2, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Funds — The Board reviewed statistical information prepared by Broadridge, an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Funds in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine each Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Funds were at the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee and expense level of each Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Funds would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Funds, as well as the resources that will be available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Funds and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Funds to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Funds since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following each Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in each Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in each Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same indexes as the Funds. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure and the Funds’ expenses to be borne by BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	71

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Funds by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Funds’ securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interests of each Fund and its shareholders to approve the Advisory Contract.

II. iShares Edge MSCI Multifactor Energy ETF, iShares Edge MSCI Multifactor Financials ETF, iShares Edge MSCI Multifactor Healthcare ETF, iShares Edge MSCI Multifactor Industrials ETF, iShares Edge MSCI Multifactor Materials ETF, iShares Edge MSCI Multifactor Technology ETF and iShares Edge MSCI Multifactor Utilities ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on December 1-2, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Funds — The Board reviewed statistical information prepared by Broadridge, an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Funds in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine each Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee and expense level of each Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Funds would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Funds, as well as the resources that will be available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Funds and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Funds to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Funds since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following each Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in each Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in each Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	73

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

However, the Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same indexes as the Funds. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure and the Funds’ expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Funds by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Funds’ securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interests of each Fund and its shareholders to approve the Advisory Contract.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund is disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Multifactor Consumer Discretionary ETF

Period Covered: May 10, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	2.70%
Greater than 1.0% and Less than 1.5%	1	2.70
Greater than 0.5% and Less than 1.0%	6	16.22
Between 0.5% and –0.5%	20	54.06
Less than –0.5% and Greater than –1.0%	4	10.81
Less than –1.0% and Greater than –1.5%	2	5.40
Less than –1.5%	3	8.11

	37	100.00%

SUPPLEMENTAL INFORMATION	75

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Multifactor Consumer Staples ETF

Period Covered: May 10, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	2.70%
Greater than 1.0% and Less than 1.5%	1	2.70
Greater than 0.5% and Less than 1.0%	6	16.22
Between 0.5% and -0.5%	22	59.46
Less than –0.5% and Greater than –1.0%	4	10.81
Less than –1.0%	3	8.11

	37	100.00%

iShares Edge MSCI Multifactor Energy ETF

Period Covered: May 10, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	2.70%
Greater than 1.0% and Less than 1.5%	1	2.70
Greater than 0.5% and Less than 1.0%	5	13.50
Between 0.5% and –0.5%	14	37.85
Less than –0.5% and Greater than –1.0%	6	16.22
Less than –1.0% and Greater than –1.5%	6	16.22
Less than –1.5% and Greater than –2.0%	1	2.70
Less than –2.0%	3	8.11

	37	100.00%

iShares Edge MSCI Multifactor Financials ETF

Period Covered: May 10, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	2.70%
Greater than 1.0% and Less than 1.5%	2	5.40
Greater than 0.5% and Less than 1.0%	7	18.93
Between 0.5% and –0.5%	14	37.85
Less than –0.5% and Greater than –1.0%	4	10.81
Less than –1.0% and Greater than –1.5%	5	13.50
Less than –1.5%	4	10.81

	37	100.00%

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Multifactor Healthcare ETF

Period Covered: May 10, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	2.70%
Greater than 1.5% and Less than 2.0%	1	2.70
Greater than 1.0% and Less than 1.5%	2	5.40
Greater than 0.5% and Less than 1.0%	3	8.11
Between 0.5% and –0.5%	17	45.96
Less than –0.5% and Greater than –1.0%	8	21.62
Less than –1.0% and Greater than –1.5%	1	2.70
Less than –1.5% and Greater than –2.0%	1	2.70
Less than –2.0%	3	8.11

	37	100.00%

iShares Edge MSCI Multifactor Industrials ETF

Period Covered: May 10, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	2.70%
Greater than 1.0% and Less than 1.5%	2	5.40
Greater than 0.5% and Less than 1.0%	3	8.11
Between 0.5% and –0.5%	21	56.75
Less than –0.5% and Greater than –1.0%	7	18.93
Less than –1.0%	3	8.11

	37	100.00%

iShares Edge MSCI Multifactor Materials ETF

Period Covered: May 10, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	5.40%
Greater than 1.5% and Less than 2.0%	2	5.40
Greater than 1.0% and Less than 1.5%	2	5.40
Greater than 0.5% and Less than 1.0%	4	10.81
Between 0.5% and –0.5%	17	45.96
Less than –0.5% and Greater than –1.0%	3	8.11
Less than –1.0% and Greater than –1.5%	3	8.11
Less than –1.5% and Greater than –2.0%	1	2.70
Less than –2.0%	3	8.11

	37	100.00%

SUPPLEMENTAL INFORMATION	77

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Multifactor Technology ETF

Period Covered: May 10, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	2.70%
Greater than 0.5% and Less than 1.0%	3	8.11
Between 0.5% and –0.5%	21	56.75
Less than –0.5% and Greater than –1.0%	7	18.93
Less than –1.0% and Greater than –1.5%	1	2.70
Less than –1.5% and Greater than –2.0%	1	2.70
Less than –2.0%	3	8.11

	37	100.00%

iShares Edge MSCI Multifactor Utilities ETF

Period Covered: May 10, 2016 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	2.70%
Greater than 1.0% and Less than 1.5%	2	5.40
Greater than 0.5% and Less than 1.0%	2	5.40
Between 0.5% and –0.5%	19	51.36
Less than –0.5% and Greater than –1.0%	6	16.22
Less than –1.0% and Greater than –1.5%	4	10.81
Less than –1.5%	3	8.11

	37	100.00%

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Robert S. Kapito[a] (59)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	79

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Cecilia H. Herbert (67)	Trustee (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Trustee (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trusteesc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Madhav V. Rajan (52)	Trustee (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Trustee until March 31, 2016.

TRUSTEE AND OFFICER INFORMATION	81

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-818-0816

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2016 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2016, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2). Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fourty-five series of the Registrant for which the fiscal year-end is August 31, 2016 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $453,890 for the fiscal year ended August 31, 2015 and $632,030 for the fiscal year ended August 31, 2016.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2015 and August 31, 2016 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $115,692 for the fiscal year ended August 31, 2015 and $170,145 for the fiscal year ended August 31, 2016.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2015 and August 31, 2016 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $4,111,992 for the fiscal year ended August 31, 2015 and $5,025,678 for the fiscal year ended August 31, 2016.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan. Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	November 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	November 2, 2016

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	November 2, 2016